UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

Item 1. Reports to Stockholders

Fidelity Advisor
Focus Funds®
Class A, Class T, Class B and Class C

Fidelity Advisor® Biotechnology Fund
Fidelity Advisor Communications Equipment Fund
Fidelity Advisor Consumer Discretionary Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Energy Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Industrials Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Fund

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Fidelity Advisor® Biotechnology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Energy Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Industrials Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Technology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Utilities Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Fidelity Advisor Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.49%	5.53%	2.31%
Class T (incl. 3.50% sales charge)	27.08%	5.76%	2.30%
Class B (incl. contingent deferred sales charge) A	26.12%	5.66%	2.38%
Class C (incl. contingent deferred sales charge) B	30.07%	6.01%	2.16%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity Advisor® Biotechnology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 32.08%, 31.69%, 31.12% and 31.07%, respectively (excluding sales charges), well ahead of the S&P 500 and the 23.75% advance of the MSCI® U.S. IM Biotechnology 25/50 Index. Versus the MSCI index, stock selection in biotechnology aided relative performance, as did out-of-benchmark exposure to pharmaceuticals. The fund's emphasis on mid- and small-cap stocks was particularly beneficial. Alexion Pharmaceuticals was the fund's top individual contributor, fueled by the success of the company's Soliris® medication. Other contributors included Questcor Pharmaceuticals, which was an out-of-benchmark position, and three notable underweightings: Celgene, Gilead Sciences and Amgen. Conversely, Acorda Therapeutics was the fund's largest relative detractor, as sales of AMPYRA®, the company's multiple sclerosis medication, were disappointing. Out-of-index positions in vaccine developer Antigenics, which in January changed its name to Agenus, and in Auxilium Pharmaceuticals also performed poorly. Largely avoiding ZymoGenetics, an index component whose stock price nearly doubled following news of the company's acquisition by Bristol-Myers Squibb during the fourth quarter of 2010, also dampened performance.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: For the year, the fund's Institutional Class shares returned 32.46%, well ahead of the S&P 500 and the 23.75% advance of the MSCI® U.S. IM Biotechnology 25/50 Index. Versus the MSCI index, stock selection in biotechnology aided relative performance, as did out-of-benchmark exposure to pharmaceuticals. The fund's emphasis on mid- and small-cap stocks was particularly beneficial. Alexion Pharmaceuticals was the fund's top individual contributor, fueled by the success of the company's Soliris® medication. Other contributors included Questcor Pharmaceuticals, which was an out-of-benchmark position, and three notable underweightings: Celgene, Gilead Sciences and Amgen. Conversely, Acorda Therapeutics was the fund's largest relative detractor, as sales of AMPYRA®, the company's multiple sclerosis medication, were disappointing. Out-of-index positions in vaccine developer Antigenics, which in January changed its name to Agenus, and in Auxilium Pharmaceuticals also performed poorly. Largely avoiding ZymoGenetics, an index component whose stock price nearly doubled following news of the company's acquisition by Bristol-Myers Squibb during the fourth quarter of 2010, also dampened performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.30%
Actual		$ 1,000.00	$ 1,160.70	$ 6.96
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.51
Class T	1.64%
Actual		$ 1,000.00	$ 1,159.90	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Class B	2.04%
Actual		$ 1,000.00	$ 1,155.70	$ 10.90
HypotheticalA		$ 1,000.00	$ 1,014.68	$ 10.19
Class C	2.05%
Actual		$ 1,000.00	$ 1,157.10	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.24
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,162.20	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	15.7	18.4
Gilead Sciences, Inc.	9.8	2.8
Biogen Idec, Inc.	5.6	3.2
Alexion Pharmaceuticals, Inc.	5.2	6.7
Vertex Pharmaceuticals, Inc.	4.4	6.1
BioMarin Pharmaceutical, Inc.	3.8	2.6
Celgene Corp.	3.5	0.0
InterMune, Inc.	2.6	2.7
Pharmasset, Inc.	2.5	1.5
United Therapeutics Corp.	2.1	4.4
	55.2
Top Industries (% of fund's net assets)
As of July 31, 2011
Biotechnology	89.6%
Pharmaceuticals	7.0%
Health Care Equipment & Supplies	0.1%
All Others*	3.3%

As of January 31, 2011
Biotechnology	91.7%
Pharmaceuticals	7.8%
Health Care Equipment & Supplies	0.0%
All Others*	0.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Biotechnology Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
BIOTECHNOLOGY - 89.6%
Biotechnology - 89.6%
Acadia Pharmaceuticals, Inc. (a)	59,446	$ 96,897
Acorda Therapeutics, Inc. (a)	36,779	1,044,524
ADVENTRX Pharmaceuticals, Inc. (a)(d)	37,232	109,834
Affymax, Inc. (a)	4,506	29,785
Agenus, Inc. (a)(d)	21,100	16,142
Agenus, Inc. warrants 1/9/18 (a)	452,000	45,605
Alexion Pharmaceuticals, Inc. (a)	67,890	3,856,152
Alkermes, Inc. (a)	37,961	654,448
Allos Therapeutics, Inc. (a)	55,750	103,695
Alnylam Pharmaceuticals, Inc. (a)	13,498	126,611
AMAG Pharmaceuticals, Inc. (a)(d)	39,471	584,566
Amarin Corp. PLC ADR (a)	8,900	120,506
Amgen, Inc.	213,776	11,693,545
Amylin Pharmaceuticals, Inc. (a)	53,384	635,803
Ardea Biosciences, Inc. (a)	3,300	77,220
ARIAD Pharmaceuticals, Inc. (a)(d)	69,106	821,670
ArQule, Inc. (a)	24,866	139,250
AVEO Pharmaceuticals, Inc. (a)	10,500	200,655
Biogen Idec, Inc. (a)	41,126	4,189,506
BioInvent International AB (a)	28,800	88,343
BioMarin Pharmaceutical, Inc. (a)(d)	91,134	2,846,115
Bionovo, Inc. (a)	73,900	57,642
Bionovo, Inc. warrants 1/21/16 (a)	56,850	18,008
Catalyst Pharmaceutical Partners, Inc. (a)	82,595	128,022
Celgene Corp. (a)	43,718	2,592,477
Cell Therapeutics, Inc. (a)	185,219	250,046
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	41,468
Cepheid, Inc. (a)	23,300	879,808
Chelsea Therapeutics International Ltd. (a)	11,860	59,537
China Biologic Products, Inc. (a)(d)	4,867	45,750
Codexis, Inc. (a)	12,700	114,300
Cubist Pharmaceuticals, Inc. (a)	24,792	842,184
Dendreon Corp. (a)	40,933	1,510,428
Dynavax Technologies Corp. (a)	50,600	141,680
Enzon Pharmaceuticals, Inc. (a)(d)	26,034	253,050
Exelixis, Inc. (a)	63,245	486,987
Genomic Health, Inc. (a)	11,428	306,842
Geron Corp. (a)(d)	64,461	248,175
Gilead Sciences, Inc. (a)	172,043	7,287,741
Halozyme Therapeutics, Inc. (a)	42,400	294,256
Horizon Pharma, Inc.	29,700	268,488
Human Genome Sciences, Inc. (a)(d)	60,208	1,264,970
Idenix Pharmaceuticals, Inc. (a)	129,831	867,271
ImmunoGen, Inc. (a)	16,200	219,186
Incyte Corp. (a)(d)	47,838	834,295
Inhibitex, Inc. (a)	29,900	123,786
InterMune, Inc. (a)	57,331	1,913,709
Ironwood Pharmaceuticals, Inc. Class A (a)	12,732	190,343

	Shares	Value
Isis Pharmaceuticals, Inc. (a)	500	$ 4,320
Keryx Biopharmaceuticals, Inc. (a)(d)	34,100	150,381
Lexicon Pharmaceuticals, Inc. (a)	200,961	337,614
Ligand Pharmaceuticals, Inc. Class B (a)	9,614	130,943
Medivation, Inc. (a)	23,213	492,580
Metabolix, Inc. (a)	17,330	118,364
Micromet, Inc. (a)(d)	17,700	100,182
Momenta Pharmaceuticals, Inc. (a)(d)	22,829	403,160
Myrexis, Inc. (a)	302	1,024
Neurocrine Biosciences, Inc. (a)	37,106	286,829
NPS Pharmaceuticals, Inc. (a)	95,000	917,700
Oncothyreon, Inc. (a)(d)	4,574	36,638
ONYX Pharmaceuticals, Inc. (a)	24,501	808,043
Opko Health, Inc. (a)	81,400	354,090
OREXIGEN Therapeutics, Inc. (a)	30,600	50,490
PDL BioPharma, Inc. (d)	55,288	342,233
Pharmacyclics, Inc. (a)	8,300	103,833
Pharmasset, Inc. (a)	15,417	1,871,315
PolyMedix, Inc. (a)	327,666	229,366
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	54,248
Progenics Pharmaceuticals, Inc. (a)	53,400	291,564
Protalix BioTherapeutics, Inc. (a)(d)	20,990	135,176
Protox Therapeutics, Inc. (a)	138,000	72,221
Regeneron Pharmaceuticals, Inc. (a)	20,047	1,063,694
Rigel Pharmaceuticals, Inc. (a)	46,170	401,217
Sangamo Biosciences, Inc. (a)(d)	23,828	129,148
Savient Pharmaceuticals, Inc. (a)(d)	9,755	68,285
Seattle Genetics, Inc. (a)(d)	43,481	740,481
SIGA Technologies, Inc. (a)(d)	23,912	181,970
Spectrum Pharmaceuticals, Inc. (a)(d)	104,676	1,109,566
Synta Pharmaceuticals Corp. (a)	18,783	87,717
Targacept, Inc. (a)	14,300	292,292
Theravance, Inc. (a)(d)	29,078	621,688
Threshold Pharmaceuticals, Inc. (a)	87,866	146,736
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	30,640
United Therapeutics Corp. (a)	26,752	1,535,030
Vertex Pharmaceuticals, Inc. (a)	63,815	3,309,446
Vical, Inc. (a)	94,477	454,434
ZIOPHARM Oncology, Inc. (a)(d)	80,500	437,920
Zogenix, Inc.	47,489	241,244
		66,865,143
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.1%
Alsius Corp. (a)	14,200	0
Aradigm Corp. (a)	21,800	3,989
Aradigm Corp. (e)	329,640	54,292
		58,281
PHARMACEUTICALS - 7.0%
Pharmaceuticals - 7.0%
AcelRx Pharmaceuticals, Inc.	58,400	241,776
Adolor Corp. (a)	199,599	443,110
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Aegerion Pharmaceuticals, Inc.	8,900	$ 139,819
Akorn, Inc. (a)	15,479	107,269
Auxilium Pharmaceuticals, Inc. (a)(d)	42,158	790,041
AVANIR Pharmaceuticals Class A (a)(d)	113,980	427,425
Columbia Laboratories, Inc. (a)	6,400	18,304
Corcept Therapeutics, Inc. (a)	64,600	231,268
Elan Corp. PLC sponsored ADR (a)	82,050	907,473
Jazz Pharmaceuticals, Inc. (a)	3,943	159,573
NuPathe, Inc.	900	6,210
Optimer Pharmaceuticals, Inc. (a)(d)	27,915	295,341
Pacira Pharmaceuticals, Inc.	16,732	167,655
Questcor Pharmaceuticals, Inc. (a)	16,116	500,402
Ventrus Biosciences, Inc.	38,695	467,823
XenoPort, Inc. (a)	46,025	326,317
		5,229,806
TOTAL COMMON STOCKS (Cost $57,275,134)		72,153,230
Money Market Funds - 13.9%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	2,191,523	$ 2,191,523
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	8,211,549	8,211,549
TOTAL MONEY MARKET FUNDS (Cost $10,403,072)		10,403,072
TOTAL INVESTMENT PORTFOLIO - 110.6% (Cost $67,678,206)		82,556,302
NET OTHER ASSETS (LIABILITIES) - (10.6)%		(7,923,162)
NET ASSETS - 100%		$ 74,633,140
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $54,292 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aradigm Corp.	7/6/11	$ 62,632
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,208
Fidelity Securities Lending Cash Central Fund	145,035
Total	$ 146,243
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 72,153,230	$ 71,908,969	$ 244,261	$ -
Money Market Funds	10,403,072	10,403,072	-	-
Total Investments in Securities:	$ 82,556,302	$ 82,312,041	$ 244,261	$ -
Income Tax Information

At July 31, 2011, the fund had a capital loss carryforward of approximately $1,530,367 all of which will expire in fiscal year 2017. Capital loss carryforward are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $8,120,986) - See accompanying schedule: Unaffiliated issuers (cost $57,275,134)	$ 72,153,230
Fidelity Central Funds (cost $10,403,072)	10,403,072
Total Investments (cost $67,678,206)		$ 82,556,302
Receivable for investments sold		1,746,646
Receivable for fund shares sold		203,081
Distributions receivable from Fidelity Central Funds		17,106
Other receivables		1,757
Total assets		84,524,892

Liabilities
Payable to custodian bank	$ 64,757
Payable for investments purchased	1,233,043
Payable for fund shares redeemed	262,107
Accrued management fee	35,339
Distribution and service plan fees payable	31,330
Other affiliated payables	19,582
Other payables and accrued expenses	34,045
Collateral on securities loaned, at value	8,211,549
Total liabilities		9,891,752

Net Assets		$ 74,633,140
Net Assets consist of:
Paid in capital		$ 62,179,088
Accumulated net investment loss		(755)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,423,289)
Net unrealized appreciation (depreciation) on investments		14,878,096
Net Assets		$ 74,633,140

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($30,639,078 ÷ 3,478,612 shares)	$ 8.81

Maximum offering price per share (100/94.25 of $8.81)	$ 9.35
Class T: Net Asset Value and redemption price per share ($16,454,237 ÷ 1,923,088 shares)	$ 8.56

Maximum offering price per share (100/96.50 of $8.56)	$ 8.87
Class B: Net Asset Value and offering price per share ($5,849,306 ÷ 722,750 shares)A	$ 8.09

Class C: Net Asset Value and offering price per share ($15,787,398 ÷ 1,950,090 shares)A	$ 8.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,903,121 ÷ 648,673 shares)	$ 9.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 31,001
Special dividends		76,944
Interest		1
Income from Fidelity Central Funds (including $145,035 from security lending)		146,243
Total income		254,189

Expenses
Management fee	$ 330,558
Transfer agent fees	181,956
Distribution and service plan fees	312,037
Accounting and security lending fees	24,080
Custodian fees and expenses	15,889
Independent trustees' compensation	309
Registration fees	56,448
Audit	43,969
Legal	281
Miscellaneous	585
Total expenses before reductions	966,112
Expense reductions	(3,845)	962,267
Net investment income (loss)		(708,078)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,234,979
Foreign currency transactions	(777)
Total net realized gain (loss)		5,234,202
Change in net unrealized appreciation (depreciation) on investment securities		11,018,770
Net gain (loss)		16,252,972
Net increase (decrease) in net assets resulting from operations		$ 15,544,894

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (708,078)	$ (784,049)
Net realized gain (loss)	5,234,202	(2,345,490)
Change in net unrealized appreciation (depreciation)	11,018,770	88,127
Net increase (decrease) in net assets resulting from operations	15,544,894	(3,041,412)
Share transactions - net increase (decrease)	6,522,296	684,738
Redemption fees	3,193	1,690
Total increase (decrease) in net assets	22,070,383	(2,354,984)

Net Assets
Beginning of period	52,562,757	54,917,741
End of period (including accumulated net investment loss of $755 and undistributed net investment income of $0, respectively)	$ 74,633,140	$ 52,562,757

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 6.94	$ 7.81	$ 7.23	$ 6.81
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.08) G	(.08)	(.09) H	(.09)
Net realized and unrealized gain (loss)	2.21	(.19)	(.79)	1.20	.51
Total from investment operations	2.14	(.27)	(.87)	1.11	.42
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.81	$ 6.67	$ 6.94	$ 7.81	$ 7.23
Total Return A, B	32.08%	(3.89)%	(11.14)%	15.95%	6.17%
Ratios to Average Net Assets D, I
Expenses before reductions	1.35%	1.39%	1.40%	1.37%	1.42%
Expenses net of fee waivers, if any	1.35%	1.39%	1.40%	1.37%	1.40%
Expenses net of all reductions	1.34%	1.38%	1.40%	1.37%	1.40%
Net investment income (loss)	(.91)% F	(1.15)% G	(1.27)%	(1.24)% H	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,639	$ 20,154	$ 19,858	$ 18,249	$ 13,081
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.50	$ 6.78	$ 7.65	$ 7.11	$ 6.71
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.09) G	(.09)	(.11) H	(.11)
Net realized and unrealized gain (loss)	2.15	(.19)	(.78)	1.18	.51
Total from investment operations	2.06	(.28)	(.87)	1.07	.40
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.56	$ 6.50	$ 6.78	$ 7.65	$ 7.11
Total Return A, B	31.69%	(4.13)%	(11.37)%	15.64%	5.96%
Ratios to Average Net Assets D, I
Expenses before reductions	1.64%	1.69%	1.71%	1.69%	1.75%
Expenses net of fee waivers, if any	1.64%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.65%	1.65%
Net investment income (loss)	(1.21)% F	(1.41)% G	(1.52)%	(1.53)% H	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,454	$ 11,684	$ 13,356	$ 15,123	$ 13,008
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.34)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.17	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12) G	(.12)	(.14) H	(.14)
Net realized and unrealized gain (loss)	2.04	(.18)	(.75)	1.13	.50
Total from investment operations	1.92	(.30)	(.87)	.99	.36
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.09	$ 6.17	$ 6.47	$ 7.34	$ 6.88
Total Return A, B	31.12%	(4.64)%	(11.85)%	14.96%	5.52%
Ratios to Average Net Assets D, I
Expenses before reductions	2.10%	2.14%	2.15%	2.12%	2.17%
Expenses net of fee waivers, if any	2.10%	2.14%	2.15%	2.12%	2.15%
Expenses net of all reductions	2.09%	2.13%	2.15%	2.12%	2.15%
Net investment income (loss)	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H	(1.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,849	$ 6,297	$ 7,377	$ 11,044	$ 12,656
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.18	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12) G	(.12)	(.13) H	(.14)
Net realized and unrealized gain (loss)	2.04	(.17)	(.75)	1.12	.50
Total from investment operations	1.92	(.29)	(.87)	.99	.36
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.10	$ 6.18	$ 6.47	$ 7.34	$ 6.88
Total Return A, B	31.07%	(4.48)%	(11.85)%	14.96%	5.52%
Ratios to Average Net Assets D, I
Expenses before reductions	2.10%	2.14%	2.15%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.14%	2.15%	2.12%	2.15%
Expenses net of all reductions	2.09%	2.13%	2.15%	2.12%	2.15%
Net investment income (loss)	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H	(1.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,787	$ 11,421	$ 12,426	$ 13,323	$ 11,813
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.87	$ 7.12	$ 8.00	$ 7.37	$ 6.91
Income from Investment Operations
Net investment income (loss) B	(.05) E	(.06) F	(.06)	(.07) G	(.07)
Net realized and unrealized gain (loss)	2.28	(.19)	(.82)	1.23	.53
Total from investment operations	2.23	(.25)	(.88)	1.16	.46
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 9.10	$ 6.87	$ 7.12	$ 8.00	$ 7.37
Total Return A	32.46%	(3.51)%	(11.00)%	16.35%	6.66%
Ratios to Average Net Assets C, H
Expenses before reductions	1.04%	1.07%	1.11%	1.06%	1.06%
Expenses net of fee waivers, if any	1.04%	1.07%	1.11%	1.06%	1.06%
Expenses net of all reductions	1.03%	1.06%	1.11%	1.06%	1.06%
Net investment income (loss)	(.60)% E	(.83)% F	(.98)%	(.94)% G	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,903	$ 3,008	$ 1,901	$ 1,117	$ 991
Portfolio turnover rate D	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.73)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,373,315
Gross unrealized depreciation	(3,388,141)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,985,174

Tax Cost	$ 68,571,128

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,530,367)
Net unrealized appreciation (depreciation)	$ 13,985,174

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $62,081,587 and $58,253,150, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 58,447	$ 603
Class T	.25%	.25%	68,378	324
Class B	.75%	.25%	58,357	43,808
Class C	.75%	.25%	126,855	18,450
			$ 312,037	$ 63,185

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,148
Class T	6,533
Class B*	12,854
Class C*	572
$ 37,107

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 70,163.30
Class T	47,123.35
Class B	17,595.30
Class C	38,036.30
Institutional Class	9,039.24
	$ 181,956

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,659 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $191 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $128 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,845 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	1,294,694	1,118,865	$ 10,912,748	$ 7,975,997
Shares redeemed	(838,372)	(959,085)	(6,529,914)	(6,583,930)
Net increase (decrease)	456,322	159,780	$ 4,382,834	$ 1,392,067
Class T
Shares sold	489,230	412,827	$ 3,897,385	$ 2,848,621
Shares redeemed	(364,605)	(585,419)	(2,767,714)	(3,906,373)
Net increase (decrease)	124,625	(172,592)	$ 1,129,671	$ (1,057,752)
Class B
Shares sold	84,075	304,652	$ 609,091	$ 1,993,007
Shares redeemed	(381,301)	(424,638)	(2,636,098)	(2,696,945)
Net increase (decrease)	(297,226)	(119,986)	$ (2,027,007)	$ (703,938)
Class C
Shares sold	539,125	489,582	$ 4,217,149	$ 3,216,700
Shares redeemed	(438,419)	(559,923)	(3,130,462)	(3,577,484)
Net increase (decrease)	100,706	(70,341)	$ 1,086,687	$ (360,784)
Institutional Class
Shares sold	436,761	453,122	$ 3,719,527	$ 3,410,559
Shares redeemed	(225,982)	(282,175)	(1,769,416)	(1,995,414)
Net increase (decrease)	210,779	170,947	$ 1,950,111	$ 1,415,145

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Communications Equipment Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	5.77%	4.99%	1.02%
Class T (incl. 3.50% sales charge) C	8.13%	5.24%	1.00%
Class B (incl. contingent deferred sales charge)A,C	6.54%	5.15%	1.09%
Class C (incl. contingent deferred sales charge)B,C	10.41%	5.45%	0.85%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Communications Equipment Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Communications Equipment Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 12.23%, 12.06%, 11.54% and 11.41%, respectively (excluding sales charges), well ahead of the 3.14% advance of the S&P® Custom Communications Equipment Index but lagging the S&P 500. Versus its industry benchmark, stock picking in communications equipment, which represented the vast majority of the fund's net assets during the period, was primarily responsible for its outperformance. Out-of-benchmark exposure to a variety of groups, especially wireless telecommunication services, systems software, application software and electronic manufacturing services, also bolstered the fund's results. Three of the four largest individual contributors were weak-performing benchmark components in which the fund had relatively light exposure. Large underweightings in Canadian smartphone maker Research In Motion - which I sold - and Finnish handset manufacturer Nokia were particularly beneficial, jointly accounting for more than six percentage points of outperformance for the fund. Underweighting networking equipment provider Cisco Systems, a major benchmark component, also proved beneficial, as the company's size and lack of strategic focus began to catch up with it, resulting in slowing growth and poor stock performance. I'll also mention an out-of-index position in Taiwan-based HTC, one of the smartphone makers using Google's AndroidTM operating system that "ate the lunch" of less well-positioned rivals. Acme Packet, which makes session-border-control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems, was a success story from the first half of the period, and I sold some of the position to lock in profits. Conversely, not owning benchmark constituent InterDigital, a provider of products that enable wireless communications, worked against the fund's relative performance, as the stock surged in July amid rumors the company might be bought by Google. Underweighting communications equipment firm Motorola, known as Motorola Solutions as of January 4, 2011, also detracted. Meanwhile, a slight average overweighting in Finisar, a maker of optical subsystems and components for local area networks, hampered results. The stock took a big hit in March, when the company reduced its financial outlook.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Communications Equipment Fund: During the past year, the fund's Institutional Class shares returned 12.61%, well ahead of the 3.14% advance of the S&P® Custom Communications Equipment Index but lagging the S&P 500. Versus its industry benchmark, stock picking in communications equipment, which represented the vast majority of the fund's net assets during the period, was primarily responsible for its outperformance. Out-of-benchmark exposure to a variety of groups, especially wireless telecommunication services, systems software, application software and electronic manufacturing services, also bolstered the fund's results. Three of the four largest individual contributors were weak-performing benchmark components in which the fund had relatively light exposure. Large underweightings in Canadian smartphone maker Research In Motion - which I sold - and Finnish handset manufacturer Nokia were particularly beneficial, jointly accounting for more than six percentage points of outperformance for the fund. Underweighting networking equipment provider Cisco Systems, a major benchmark component, also proved beneficial, as the company's size and lack of strategic focus began to catch up with it, resulting in slowing growth and poor stock performance. I'll also mention an out-of-index position in Taiwan-based HTC, one of the smartphone makers using Google's AndroidTM operating system that "ate the lunch" of less well-positioned rivals. Acme Packet, which makes session-border-control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems, was a success story from the first half of the period, and I sold some of the position to lock in profits. Conversely, not owning benchmark constituent InterDigital, a provider of products that enable wireless communications, worked against the fund's relative performance, as the stock surged in July amid rumors the company might be bought by Google. Underweighting communications equipment firm Motorola, known as Motorola Solutions as of January 4, 2011, also detracted. Meanwhile, a slight average overweighting in Finisar, a maker of optical subsystems and components for local area networks, hampered results. The stock took a big hit in March, when the company reduced its financial outlook.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.40%
Actual		$ 1,000.00	$ 885.40	$ 6.54
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 884.30	$ 7.71
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 882.20	$ 10.03
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 882.10	$ 10.03
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 886.50	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	12.9	16.3
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	10.9	7.5
QUALCOMM, Inc.	9.9	13.2
AsiaInfo-Linkage, Inc.	3.7	0.3
Polycom, Inc.	3.5	1.4
Alcatel-Lucent SA sponsored ADR	3.0	2.5
Ciena Corp.	3.0	2.6
American Tower Corp. Class A	2.8	0.6
SBA Communications Corp. Class A	2.6	0.6
Crown Castle International Corp.	2.4	0.5
	54.7
Top Industries (% of fund's net assets)
As of July 31, 2011
Communications Equipment	75.0%
Software	8.5%
Wireless Telecommunication Services	7.9%
Semiconductors & Semiconductor Equipment	2.4%
Computers & Peripherals	1.1%
All Others*	5.1%

As of January 31, 2011
Communications Equipment	81.3%
Semiconductors & Semiconductor Equipment	4.5%
Electronic Equipment & Components	3.4%
Software	3.3%
Computers & Peripherals	2.7%
All Others*	4.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 74.9%
Communications Equipment - 74.9%
Acme Packet, Inc. (a)	6,171	$ 363,595
ADTRAN, Inc.	10,079	333,514
ADVA AG Optical Networking (a)	34,256	211,255
Alcatel-Lucent SA sponsored ADR (a)	172,557	698,856
Arris Group, Inc. (a)	18,971	227,652
Aruba Networks, Inc. (a)(d)	17,140	393,363
Aviat Networks, Inc. (a)	10,867	42,055
BigBand Networks, Inc. (a)	29,453	57,433
Brocade Communications Systems, Inc. (a)	89,459	490,235
Calix Networks, Inc. (a)(d)	10,300	188,902
Ceragon Networks Ltd. (a)	5,515	68,772
Ciena Corp. (a)(d)	45,109	697,385
Cisco Systems, Inc.	189,774	3,030,689
Comba Telecom Systems Holdings Ltd.	58,850	54,064
Comtech Telecommunications Corp.	2,300	61,985
Comverse Technology, Inc. (a)	906	6,795
DG FastChannel, Inc. (a)	2,700	76,302
Digi International, Inc. (a)	2,700	38,583
DragonWave, Inc. (a)	18,300	93,473
EchoStar Holding Corp. Class A (a)	2,120	70,935
EMCORE Corp. (a)(d)	4,600	12,052
Emulex Corp. (a)	7,600	64,220
Extreme Networks, Inc. (a)	5,400	18,306
F5 Networks, Inc. (a)	746	69,736
Finisar Corp. (a)	29,759	507,093
Harmonic, Inc. (a)	11,860	64,400
Harris Corp.	6,700	267,129
HTC Corp.	2,520	74,867
Infinera Corp. (a)	2,800	18,004
Ixia (a)	16,496	164,960
JDS Uniphase Corp. (a)	13,664	179,682
Juniper Networks, Inc. (a)	14,688	343,552
Motorola Mobility Holdings, Inc.	11,341	253,812
Motorola Solutions, Inc.	147	6,599
NETGEAR, Inc. (a)	7,933	261,075
Nokia Corp. sponsored ADR	5	29
Oclaro, Inc. (a)(d)	18,075	84,953
Oplink Communications, Inc. (a)	1,854	31,296
Opnext, Inc. (a)	44,255	83,642
Polycom, Inc. (a)	30,000	810,900
Powerwave Technologies, Inc. (a)	30,200	65,534
QUALCOMM, Inc.	42,281	2,316,153
Riverbed Technology, Inc. (a)	15,758	451,152
Sandvine Corp. (a)	56,400	124,529
Sandvine Corp. (U.K.) (a)	65,330	146,333
ShoreTel, Inc. (a)	27,054	230,500
Sierra Wireless, Inc. (a)	17,900	192,977
Sonus Networks, Inc. (a)	44,300	131,128
Sycamore Networks, Inc.	5,600	110,320
Tekelec (a)	14,913	117,067

	Shares	Value
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	204,520	$ 2,556,500
Tellabs, Inc.	6,000	24,840
ViaSat, Inc. (a)	11,300	507,709
ZTE Corp. (H Shares)	19,260	60,174
		17,557,066
COMPUTERS & PERIPHERALS - 1.1%
Computer Storage & Peripherals - 1.1%
Gemalto NV	2,573	122,870
Novatel Wireless, Inc. (a)	25,198	129,266
		252,136
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
A123 Systems, Inc. (a)	100	513
ELECTRONIC EQUIPMENT & COMPONENTS - 0.8%
Electronic Components - 0.5%
E Ink Holdings, Inc.	16,000	33,186
Universal Display Corp. (a)	2,800	83,748
		116,934
Electronic Manufacturing Services - 0.3%
NeoPhotonics Corp.	8,200	60,516
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		177,450
INTERNET SOFTWARE & SERVICES - 0.7%
Internet Software & Services - 0.7%
Equinix, Inc. (a)	300	31,341
Keynote Systems, Inc.	4,300	102,985
Rackspace Hosting, Inc. (a)	600	24,000
		158,326
IT SERVICES - 0.1%
Data Processing & Outsourced Services - 0.1%
NeuStar, Inc. Class A (a)	700	18,228
IT Consulting & Other Services - 0.0%
Yucheng Technologies Ltd. (a)	1,200	4,392
TOTAL IT SERVICES		22,620
MEDIA - 0.8%
Advertising - 0.3%
Focus Media Holding Ltd. ADR (a)(d)	2,200	72,358
Broadcasting - 0.2%
Television Broadcasts Ltd.	5,000	34,226
Cable & Satellite - 0.3%
Virgin Media, Inc.	3,050	80,703
TOTAL MEDIA		187,287
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
Semiconductors - 2.4%
Cavium, Inc. (a)	2,499	86,191
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
CSR PLC	2,483	$ 11,380
Entropic Communications, Inc. (a)	200	1,336
Exar Corp. (a)	143	945
Ikanos Communications, Inc. (a)	3,985	5,021
Inphi Corp.	2,400	30,456
Marvell Technology Group Ltd. (a)	2,300	34,086
Netlogic Microsystems, Inc. (a)	2,102	72,624
ON Semiconductor Corp. (a)	4,298	37,350
Pericom Semiconductor Corp. (a)	1,700	13,906
Phison Electronics Corp.	17,000	85,353
Pixelplus Co. Ltd. ADR (a)	900	2,160
PLX Technology, Inc. (a)	900	3,069
PMC-Sierra, Inc. (a)	3,100	21,669
Spreadtrum Communications, Inc. ADR (d)	8,830	119,647
Standard Microsystems Corp. (a)	1,200	28,392
		553,585
SOFTWARE - 8.5%
Application Software - 7.0%
AsiaInfo-Linkage, Inc. (a)(d)	55,700	851,096
AutoNavi Holdings Ltd. ADR	8,800	145,728
BroadSoft, Inc. (a)(d)	12,700	370,967
KongZhong Corp. sponsored ADR (a)	100	493
NetScout Systems, Inc. (a)	2,393	36,493
SolarWinds, Inc. (a)	5,729	123,231
Synchronoss Technologies, Inc. (a)	3,447	100,825
Taleo Corp. Class A (a)	100	3,310
TeleNav, Inc. (a)	300	3,009
		1,635,152
Home Entertainment Software - 0.0%
Giant Interactive Group, Inc. ADR (d)	2,000	15,380
Systems Software - 1.5%
Allot Communications Ltd. (a)	5,400	80,028
Fortinet, Inc. (a)	3,900	79,248
Opnet Technologies, Inc.	1,653	56,714
Rovi Corp. (a)	1,800	95,346
TeleCommunication Systems, Inc. Class A (a)	6,977	35,443
		346,779
TOTAL SOFTWARE		1,997,311

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 7.9%
Wireless Telecommunication Services - 7.9%
American Tower Corp. Class A (a)	12,490	$ 656,100
Crown Castle International Corp. (a)	12,800	555,520
Leap Wireless International, Inc. (a)	300	4,038
SBA Communications Corp. Class A (a)	16,177	617,476
SOFTBANK CORP.	700	27,376
		1,860,510
TOTAL COMMON STOCKS (Cost $22,160,300)		22,766,804
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	19,270
Money Market Funds - 6.6%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $1,558,200)	1,558,200	1,558,200
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $23,738,500)		24,344,274
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(913,710)
NET ASSETS - 100%		$ 23,430,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,169
Fidelity Securities Lending Cash Central Fund	26,436
Total	$ 27,605
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 22,766,804	$ 22,766,804	$ -	$ -
Convertible Bonds	19,270	-	19,270	-
Money Market Funds	1,558,200	1,558,200	-	-
Total Investments in Securities:	$ 24,344,274	$ 24,325,004	$ 19,270	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.7%
Sweden	10.9%
France	3.0%
Canada	2.3%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $1,466,754) - See accompanying schedule: Unaffiliated issuers (cost $22,180,300)	$ 22,786,074
Fidelity Central Funds (cost $1,558,200)	1,558,200
Total Investments (cost $23,738,500)		$ 24,344,274
Receivable for investments sold		895,752
Receivable for fund shares sold		30,429
Dividends receivable		5,112
Interest receivable		12
Distributions receivable from Fidelity Central Funds		12,626
Other receivables		1,381
Total assets		25,289,586

Liabilities
Payable to custodian bank	$ 18,570
Payable for fund shares redeemed	215,750
Accrued management fee	13,407
Distribution and service plan fees payable	10,804
Other affiliated payables	7,641
Other payables and accrued expenses	34,650
Collateral on securities loaned, at value	1,558,200
Total liabilities		1,859,022

Net Assets		$ 23,430,564
Net Assets consist of:
Paid in capital		$ 22,606,837
Accumulated net investment loss		(2,793)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		220,746
Net unrealized appreciation (depreciation) on investments		605,774
Net Assets		$ 23,430,564

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,786,662 ÷ 902,731 shares)	$ 9.73

Maximum offering price per share (100/94.25 of $9.73)	$ 10.32
Class T: Net Asset Value and redemption price per share ($4,607,079 ÷ 485,940 shares)	$ 9.48

Maximum offering price per share (100/96.50 of $9.48)	$ 9.82
Class B: Net Asset Value and offering price per share ($1,316,181 ÷ 146,463 shares)A	$ 8.99

Class C: Net Asset Value and offering price per share ($5,865,756 ÷ 653,028 shares)A	$ 8.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,854,886 ÷ 285,476 shares)	$ 10.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 156,198
Interest		54
Income from Fidelity Central Funds (including $26,436 from security lending)		27,605
Total income		183,857

Expenses
Management fee	$ 130,244
Transfer agent fees	70,336
Distribution and service plan fees	109,324
Accounting and security lending fees	9,461
Custodian fees and expenses	11,775
Independent trustees' compensation	118
Registration fees	54,576
Audit	46,085
Legal	85
Miscellaneous	171
Total expenses before reductions	432,175
Expense reductions	(57,777)	374,398
Net investment income (loss)		(190,541)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,594,195
Foreign currency transactions	(3,915)
Total net realized gain (loss)		1,590,280
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,230,505)
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		(1,230,510)
Net gain (loss)		359,770
Net increase (decrease) in net assets resulting from operations		$ 169,229

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (190,541)	$ (225,209)
Net realized gain (loss)	1,590,280	955,330
Change in net unrealized appreciation (depreciation)	(1,230,510)	1,311,875
Net increase (decrease) in net assets resulting from operations	169,229	2,041,996
Share transactions - net increase (decrease)	8,972,466	1,341,807
Redemption fees	1,851	1,464
Total increase (decrease) in net assets	9,143,546	3,385,267

Net Assets
Beginning of period	14,287,018	10,901,751
End of period (including accumulated net investment loss of $2,793 and undistributed net investment income of $0, respectively)	$ 23,430,564	$ 14,287,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.67	$ 7.28	$ 7.82	$ 9.49	$ 7.29
Income from Investment Operations
Net investment income (loss) C	(.06)	(.11)	.02 F	(.08)	(.09)
Net realized and unrealized gain (loss)	1.12	1.50	(.56)	(1.45)	2.29
Total from investment operations	1.06	1.39	(.54)	(1.53)	2.20
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 9.73	$ 8.67	$ 7.28	$ 7.82	$ 9.49
Total Return A, B	12.23%	19.09%	(6.91)%	(16.43)%	30.18%
Ratios to Average Net Assets D, G
Expenses before reductions	1.64%	1.90%	3.15%	2.25%	2.24%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.38%	1.40%	1.39%	1.40%
Net investment income (loss)	(.60)%	(1.32)%	.26% F	(.91)%	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,787	$ 4,860	$ 3,476	$ 2,459	$ 2,825
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.46	$ 7.13	$ 7.68	$ 9.34	$ 7.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.13)	- F, H	(.10)	(.11)
Net realized and unrealized gain (loss)	1.11	1.46	(.55)	(1.42)	2.26
Total from investment operations	1.02	1.33	(.55)	(1.52)	2.15
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 9.48	$ 8.46	$ 7.13	$ 7.68	$ 9.34
Total Return A, B	12.06%	18.65%	(7.16)%	(16.59)%	29.90%
Ratios to Average Net Assets D, G
Expenses before reductions	1.97%	2.20%	3.52%	2.62%	2.57%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.63%	1.65%	1.65%	1.64%
Net investment income (loss)	(.85)%	(1.57)%	.01% F	(1.16)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,607	$ 3,273	$ 2,396	$ 2,138	$ 3,271
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 6.83	$ 7.39	$ 9.03	$ 6.99
Income from Investment Operations
Net investment income (loss) C	(.13)	(.16)	(.03) F	(.14)	(.14)
Net realized and unrealized gain (loss)	1.06	1.39	(.53)	(1.36)	2.18
Total from investment operations	.93	1.23	(.56)	(1.50)	2.04
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.99	$ 8.06	$ 6.83	$ 7.39	$ 9.03
Total Return A, B	11.54%	18.01%	(7.58)%	(16.94)%	29.18%
Ratios to Average Net Assets D, G
Expenses before reductions	2.47%	2.68%	3.98%	3.03%	3.00%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.13%	2.15%	2.15%	2.15%
Net investment income (loss)	(1.35)%	(2.07)%	(.49)% F	(1.67)%	(1.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,316	$ 1,408	$ 1,281	$ 1,219	$ 2,225
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 6.82	$ 7.38	$ 9.03	$ 6.99
Income from Investment Operations
Net investment income (loss) C	(.13)	(.16)	(.03) F	(.14)	(.14)
Net realized and unrealized gain (loss)	1.05	1.40	(.53)	(1.37)	2.18
Total from investment operations	.92	1.24	(.56)	(1.51)	2.04
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 8.06	$ 6.82	$ 7.38	$ 9.03
Total Return A, B	11.41%	18.18%	(7.59)%	(17.06)%	29.18%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.67%	3.63%	3.02%	2.98%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.13%	2.15%	2.15%	2.15%
Net investment income (loss)	(1.35)%	(2.07)%	(.49)% F	(1.67)%	(1.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,866	$ 3,029	$ 2,792	$ 1,097	$ 1,745
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 7.45	$ 7.98	$ 9.65	$ 7.39
Income from Investment Operations
Net investment income (loss) B	(.04)	(.09)	.03 E	(.06)	(.07)
Net realized and unrealized gain (loss)	1.16	1.52	(.56)	(1.47)	2.33
Total from investment operations	1.12	1.43	(.53)	(1.53)	2.26
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 10.00	$ 8.88	$ 7.45	$ 7.98	$ 9.65
Total Return A	12.61%	19.19%	(6.64)%	(16.16)%	30.58%
Ratios to Average Net Assets C, F
Expenses before reductions	1.22%	1.54%	2.44%	1.94%	1.87%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.13%	1.15%	1.14%	1.15%
Net investment income (loss)	(.35)%	(1.07)%	.51% E	(.66)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,855	$ 1,717	$ 957	$ 229	$ 324
Portfolio turnover rate D	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,005,143
Gross unrealized depreciation	(2,577,638)
Net unrealized appreciation (depreciation) on securities and other investments	$ 427,505

Tax Cost	$ 23,916,769

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 399,015
Net unrealized appreciation (depreciation)	$ 427,505

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $30,828,844 and $22,744,085, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 21,251	$ 768
Class T	.25%	.25%	23,038	8
Class B	.75%	.25%	16,676	12,520
Class C	.75%	.25%	48,359	11,948
			$ 109,324	$ 25,244

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,855
Class T	4,778
Class B*	1,900
Class C*	1,087
$ 19,620

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 26,251.31
Class T	15,840.34
Class B	5,116.31
Class C	14,796.31
Institutional Class	8,333.22
	$ 70,336

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,794 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $72 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 20,101
Class T	1.65%	14,755
Class B	2.15%	5,389
Class C	2.15%	11,901
Institutional Class	1.15%	2,808
		$ 54,954

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,823 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	848,465	379,066	$ 9,277,193	$ 3,104,413
Shares redeemed	(506,493)	(295,518)	(5,495,871)	(2,391,964)
Net increase (decrease)	341,972	83,548	$ 3,781,322	$ 712,449
Class T
Shares sold	222,009	156,340	$ 2,346,633	$ 1,239,925
Shares redeemed	(122,895)	(105,545)	(1,276,707)	(829,604)
Net increase (decrease)	99,114	50,795	$ 1,069,926	$ 410,321
Class B
Shares sold	48,553	104,878	$ 469,014	$ 798,141
Shares redeemed	(76,689)	(117,849)	(748,333)	(896,172)
Net increase (decrease)	(28,136)	(12,971)	$ (279,319)	$ (98,031)
Class C
Shares sold	468,878	234,346	$ 4,767,947	$ 1,790,479
Shares redeemed	(191,799)	(267,515)	(1,863,160)	(1,967,047)
Net increase (decrease)	277,079	(33,169)	$ 2,904,787	$ (176,568)
Institutional Class
Shares sold	497,180	263,129	$ 5,828,732	$ 2,147,225
Shares redeemed	(405,041)	(198,313)	(4,332,982)	(1,653,589)
Net increase (decrease)	92,139	64,816	$ 1,495,750	$ 493,636

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Consumer Discretionary Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	18.27%	3.12%	3.02%
Class T (incl. 3.50% sales charge)C	20.86%	3.37%	3.02%
Class B (incl. contingent deferred sales charge) A, C	19.61%	3.24%	3.10%
Class C (incl. contingent deferred sales charge) B, C	23.65%	3.59%	2.87%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12 months ending July 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 25.49%, 25.24%, 24.61% and 24.65%, respectively (excluding sales charges), underperforming the 29.36% gain of the MSCI® U.S. IM Consumer Discretionary 25/50 Index but outpacing the 19.65% advance of the broadly based S&P 500® Index. Positioning in home improvement retail hurt performance versus the sector benchmark, as did stock picking in apparel retail, Internet retail, automotive retail, and hotels, resorts and cruise lines. On an individual security basis, overweightings in home improvement chains Lowe's Companies and Lumber Liquidators Holdings were major detractors, along with off-price apparel retailer Citi Trends, office supplies retailer OfficeMax, and WMS Industries, which manufactures and distributes slot machines. Not owning movie subscription service and index component Netflix for most of the period also hurt, as its share price climbed sharply. On the other hand, we were well-positioned in automobile manufacturers, where we underweighted the stock of Ford Motor, which lost ground, and held an out-of benchmark position in strong-performing German automaker BMW. Stock selection in homefurnishings also helped, as did an overweighting in casinos and gaming, and an out-of-benchmark position in Internet software and services. Other individual contributors included overweightings in casino company Las Vegas Sands, premium bed manufacturer Tempur-Pedic International and specialty rural retailer Tractor Supply. Some of the positions I've mentioned were sold by period end.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12 months ending July 31, 2011, the fund's Institutional Class shares returned 26.00%, underperforming the 29.36% gain of the MSCI® U.S. IM Consumer Discretionary 25/50 Index but outpacing the 19.65% advance of the broadly based S&P 500® Index. Positioning in home improvement retail hurt performance versus the sector benchmark, as did stock picking in apparel retail, Internet retail, automotive retail, and hotels, resorts and cruise lines. On an individual security basis, overweightings in home improvement chains Lowe's Companies and Lumber Liquidators Holdings were major detractors, along with off-price apparel retailer Citi Trends, office supplies retailer OfficeMax, and WMS Industries, which manufactures and distributes slot machines. Not owning movie subscription service and index component Netflix for most of the period also hurt, as its share price climbed sharply. On the other hand, we were well-positioned in automobile manufacturers, where we underweighted the stock of Ford Motor, which lost ground, and held an out-of benchmark position in strong-performing German automaker BMW. Stock selection in homefurnishings also helped, as did an overweighting in casinos and gaming, and an out-of-benchmark position in Internet software and services. Other individual contributors included overweightings in casino company Las Vegas Sands, premium bed manufacturer Tempur-Pedic International and specialty rural retailer Tractor Supply. Some of the positions I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.39%
Actual		$ 1,000.00	$ 1,041.00	$ 7.03
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 6.95
Class T	1.65%
Actual		$ 1,000.00	$ 1,039.80	$ 8.35
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.14%
Actual		$ 1,000.00	$ 1,037.20	$ 10.81
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69
Class C	2.06%
Actual		$ 1,000.00	$ 1,037.80	$ 10.41
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.29
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,043.00	$ 5.01
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	5.8	3.3
Lowe's Companies, Inc.	5.3	5.7
McDonald's Corp.	4.9	4.3
DIRECTV	3.9	2.9
Time Warner, Inc.	3.8	0.0
Target Corp.	3.5	3.6
The Walt Disney Co.	3.1	5.5
Bed Bath & Beyond, Inc.	2.9	2.8
TJX Companies, Inc.	2.8	2.6
Starbucks Corp.	2.8	2.2
	38.8
Top Industries (% of fund's net assets)
As of July 31, 2011
Hotels, Restaurants & Leisure	22.8%
Specialty Retail	20.8%
Media	20.0%
Internet & Catalog Retail	9.6%
Textiles, Apparel & Luxury Goods	5.3%
All Others*	21.5%

As of January 31, 2011
Specialty Retail	24.6%
Media	24.1%
Hotels, Restaurants & Leisure	19.4%
Textiles, Apparel & Luxury Goods	4.5%
Automobiles	4.5%
All Others*	22.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AUTO COMPONENTS - 3.1%
Auto Parts & Equipment - 3.1%
Autoliv, Inc.	10,745	$ 710,889
Gentex Corp.	18,490	524,007
TRW Automotive Holdings Corp. (a)	8,401	423,998
		1,658,894
AUTOMOBILES - 2.9%
Automobile Manufacturers - 1.8%
Bayerische Motoren Werke AG (BMW)	4,201	421,448
Honda Motor Co. Ltd.	14,000	555,608
		977,056
Motorcycle Manufacturers - 1.1%
Harley-Davidson, Inc.	13,476	584,724
TOTAL AUTOMOBILES		1,561,780
DIVERSIFIED CONSUMER SERVICES - 4.4%
Education Services - 1.2%
DeVry, Inc.	10,468	650,482
Specialized Consumer Services - 3.2%
Sotheby's Class A (Ltd. vtg.)	14,106	597,389
Steiner Leisure Ltd. (a)	9,505	462,133
Weight Watchers International, Inc.	8,085	624,081
		1,683,603
TOTAL DIVERSIFIED CONSUMER SERVICES		2,334,085
FOOD & STAPLES RETAILING - 0.5%
Hypermarkets & Super Centers - 0.5%
Costco Wholesale Corp.	3,329	260,494
HOTELS, RESTAURANTS & LEISURE - 22.8%
Casinos & Gaming - 4.7%
Las Vegas Sands Corp. (a)	24,271	1,145,106
Las Vegas Sands Corp. unit	810	643,496
MGM Mirage, Inc. (a)	46,900	708,659
		2,497,261
Hotels, Resorts & Cruise Lines - 4.1%
InterContinental Hotel Group PLC	11,000	217,077
Royal Caribbean Cruises Ltd.	19,000	581,780
Starwood Hotels & Resorts Worldwide, Inc.	25,331	1,392,192
		2,191,049
Restaurants - 14.0%
Ajisen (China) Holdings Ltd.	128,000	251,934
Arcos Dorados Holdings, Inc.	6,000	140,760
BJ's Restaurants, Inc. (a)	8,510	394,609
Bravo Brio Restaurant Group, Inc.	6,500	145,275
Darden Restaurants, Inc.	14,563	739,800
Dunkin' Brands Group, Inc.	5,000	144,650
Einstein Noah Restaurant Group, Inc.	3,579	56,119
McDonald's Corp.	30,061	2,599,675

	Shares	Value
Panera Bread Co. Class A (a)	3,343	$ 385,481
Ruth's Hospitality Group, Inc. (a)	69,163	397,687
Starbucks Corp.	37,718	1,512,115
Texas Roadhouse, Inc. Class A	43,025	710,773
		7,478,878
TOTAL HOTELS, RESTAURANTS & LEISURE		12,167,188
HOUSEHOLD DURABLES - 2.9%
Home Furnishings - 1.3%
Tempur-Pedic International, Inc. (a)	9,908	713,475
Homebuilding - 1.6%
Lennar Corp. Class A	35,811	633,497
Toll Brothers, Inc. (a)	9,600	191,616
		825,113
TOTAL HOUSEHOLD DURABLES		1,538,588
INTERNET & CATALOG RETAIL - 9.6%
Internet Retail - 9.6%
Amazon.com, Inc. (a)	13,963	3,107,044
Blue Nile, Inc. (a)(d)	6,100	258,396
Netflix, Inc. (a)	500	132,995
Ocado Group PLC (a)(d)	42,100	117,697
Priceline.com, Inc. (a)	2,587	1,390,901
Start Today Co. Ltd.	5,100	126,697
		5,133,730
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
Google, Inc. Class A (a)	898	542,114
LEISURE EQUIPMENT & PRODUCTS - 0.9%
Leisure Products - 0.9%
Hasbro, Inc.	11,600	458,896
MEDIA - 20.0%
Advertising - 1.0%
National CineMedia, Inc.	35,298	519,940
Broadcasting - 0.7%
Discovery Communications, Inc. (a)	9,800	390,040
Cable & Satellite - 8.9%
DIRECTV (a)	40,882	2,071,900
Sirius XM Radio, Inc. (a)	246,800	520,748
Time Warner Cable, Inc.	18,139	1,329,770
Virgin Media, Inc.	29,667	784,989
		4,707,407
Movies & Entertainment - 9.4%
The Walt Disney Co.	42,768	1,651,700
Time Warner, Inc.	57,117	2,008,234
Viacom, Inc. Class B (non-vtg.)	27,874	1,349,659
		5,009,593
TOTAL MEDIA		10,626,980
Common Stocks - continued
	Shares	Value
MULTILINE RETAIL - 4.9%
Department Stores - 0.4%
Marisa Lojas SA	13,800	$ 193,940
General Merchandise Stores - 4.5%
Dollar Tree, Inc. (a)	7,739	512,554
Target Corp.	36,644	1,886,800
		2,399,354
TOTAL MULTILINE RETAIL		2,593,294
SPECIALTY RETAIL - 20.8%
Apparel Retail - 7.2%
Body Central Corp.	4,000	85,960
Chico's FAS, Inc.	30,489	460,079
Foot Locker, Inc.	11,157	242,442
Foschini Ltd.	4,500	59,194
Inditex SA	3,238	293,760
Limited Brands, Inc.	15,500	586,830
TJX Companies, Inc.	27,434	1,517,100
Urban Outfitters, Inc. (a)	16,678	542,702
Workman Co. Ltd.	1,000	27,545
		3,815,612
Automotive Retail - 2.4%
Advance Auto Parts, Inc.	18,320	1,007,050
Penske Automotive Group, Inc.	13,600	300,968
		1,308,018
Computer & Electronics Retail - 1.2%
Best Buy Co., Inc.	24,100	665,160
Home Improvement Retail - 5.8%
Lowe's Companies, Inc.	130,853	2,823,808
Lumber Liquidators Holdings, Inc. (a)(d)	15,625	245,469
		3,069,277
Homefurnishing Retail - 2.9%
Bed Bath & Beyond, Inc. (a)	26,045	1,523,372
Specialty Stores - 1.3%
OfficeMax, Inc. (a)	20,710	146,627
Tractor Supply Co.	8,179	539,160
		685,787
TOTAL SPECIALTY RETAIL		11,067,226
TEXTILES, APPAREL & LUXURY GOODS - 5.3%
Apparel, Accessories & Luxury Goods - 4.4%
Polo Ralph Lauren Corp. Class A	1,092	147,496

	Shares	Value
PVH Corp.	10,098	$ 722,512
Titan Industries Ltd.	32,060	165,521
Trinity Ltd.	124,000	137,463
Vera Bradley, Inc.	3,600	130,572
VF Corp.	8,700	1,016,160
		2,319,724
Footwear - 0.9%
NIKE, Inc. Class B	5,468	492,940
TOTAL TEXTILES, APPAREL & LUXURY GOODS		2,812,664
TOTAL COMMON STOCKS (Cost $46,030,345)		52,755,933
Nonconvertible Preferred Stocks - 1.0%

AUTOMOBILES - 1.0%
Automobile Manufacturers - 1.0%
Volkswagen AG (Cost $506,549)	2,600	520,959
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.14% (b)	397,268	397,268
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	634,000	634,000
TOTAL MONEY MARKET FUNDS (Cost $1,031,268)		1,031,268
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $47,568,162)		54,308,160
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(1,047,193)
NET ASSETS - 100%		$ 53,260,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 958
Fidelity Securities Lending Cash Central Fund	11,911
Total	$ 12,869
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 52,755,933	$ 51,339,752	$ 1,416,181	$ -
Nonconvertible Preferred Stocks	520,959	520,959	-	-
Money Market Funds	1,031,268	1,031,268	-	-
Total Investments in Securities:	$ 54,308,160	$ 52,891,979	$ 1,416,181	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $617,038) - See accompanying schedule: Unaffiliated issuers (cost $46,536,894)	$ 53,276,892
Fidelity Central Funds (cost $1,031,268)	1,031,268
Total Investments (cost $47,568,162)		$ 54,308,160
Cash		6,593
Receivable for investments sold		1,571,172
Receivable for fund shares sold		26,043
Dividends receivable		34,533
Distributions receivable from Fidelity Central Funds		893
Other receivables		3,374
Total assets		55,950,768

Liabilities
Payable for investments purchased	$ 1,554,764
Payable for fund shares redeemed	401,297
Accrued management fee	26,175
Distribution and service plan fees payable	18,413
Other affiliated payables	14,109
Other payables and accrued expenses	41,043
Collateral on securities loaned, at value	634,000
Total liabilities		2,689,801

Net Assets		$ 53,260,967
Net Assets consist of:
Paid in capital		$ 44,087,434
Accumulated net investment loss		(8,467)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,449,058
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,732,942
Net Assets		$ 53,260,967

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,446,652 ÷ 1,465,157 shares)	$ 16.00

Maximum offering price per share (100/94.25 of $16.00)	$ 16.98
Class T: Net Asset Value and redemption price per share ($9,896,793 ÷ 641,521 shares)	$ 15.43

Maximum offering price per share (100/96.50 of $15.43)	$ 15.99
Class B: Net Asset Value and offering price per share ($3,170,478 ÷ 222,797 shares)A	$ 14.23

Class C: Net Asset Value and offering price per share ($7,341,284 ÷ 514,748 shares)A	$ 14.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,405,760 ÷ 562,581 shares)	$ 16.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 683,074
Interest		2
Income from Fidelity Central Funds		12,869
Total income		695,945

Expenses
Management fee	$ 315,315
Transfer agent fees	155,696
Distribution and service plan fees	253,840
Accounting and security lending fees	22,469
Custodian fees and expenses	26,410
Independent trustees' compensation	305
Registration fees	58,540
Audit	52,544
Legal	229
Miscellaneous	546
Total expenses before reductions	885,894
Expense reductions	(9,785)	876,109
Net investment income (loss)		(180,164)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,649)	5,903,900
Foreign currency transactions	(8,319)
Total net realized gain (loss)		5,895,581
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,492)	6,053,577
Assets and liabilities in foreign currencies	(569)
Total change in net unrealized appreciation (depreciation)		6,053,008
Net gain (loss)		11,948,589
Net increase (decrease) in net assets resulting from operations		$ 11,768,425

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (180,164)	$ (139,360)
Net realized gain (loss)	5,895,581	6,027,146
Change in net unrealized appreciation (depreciation)	6,053,008	1,905,033
Net increase (decrease) in net assets resulting from operations	11,768,425	7,792,819
Distributions to shareholders from net investment income	-	(6,476)
Share transactions - net increase (decrease)	(7,894,650)	9,354,979
Redemption fees	1,559	1,671
Total increase (decrease) in net assets	3,875,334	17,142,993

Net Assets
Beginning of period	49,385,633	32,242,640
End of period (including accumulated net investment loss of $8,467 and undistributed net investment income of $0, respectively)	$ 53,260,967	$ 49,385,633

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.75	$ 10.26	$ 11.41	$ 15.89	$ 16.39
Income from Investment Operations
Net investment income (loss) C	(.02)	(.02)	.04	.02	.02 F
Net realized and unrealized gain (loss)	3.27	2.51	(1.16)	(3.09)	1.83
Total from investment operations	3.25	2.49	(1.12)	(3.07)	1.85
Distributions from net investment income	-	-	(.03)	-	(.05)
Distributions from net realized gain	-	-	-	(1.41)	(2.30)
Total distributions	-	-	(.03)	(1.41)	(2.35)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 16.00	$ 12.75	$ 10.26	$ 11.41	$ 15.89
Total Return A,B	25.49%	24.27%	(9.81)%	(21.24)%	11.67%
Ratios to Average Net Assets D,G
Expenses before reductions	1.39%	1.44%	1.62%	1.40%	1.42%
Expenses net of fee waivers, if any	1.39%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.38%	1.39%	1.40%	1.40%	1.39%
Net investment income (loss)	(.15)%	(.15)%	.42%	.15%	.11% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,447	$ 19,423	$ 13,010	$ 11,899	$ 19,708
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.32	$ 9.94	$ 11.07	$ 15.47	$ 16.03
Income from Investment Operations
Net investment income (loss) C	(.06)	(.05)	.01	(.01)	(.02) F
Net realized and unrealized gain (loss)	3.17	2.43	(1.12)	(3.00)	1.79
Total from investment operations	3.11	2.38	(1.11)	(3.01)	1.77
Distributions from net investment income	-	-	(.02)	-	(.03)
Distributions from net realized gain	-	-	-	(1.39)	(2.30)
Total distributions	-	-	(.02)	(1.39)	(2.33)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.43	$ 12.32	$ 9.94	$ 11.07	$ 15.47
Total Return A,B	25.24%	23.94%	(10.04)%	(21.41)%	11.43%
Ratios to Average Net Assets D,G
Expenses before reductions	1.66%	1.71%	1.89%	1.64%	1.69%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.64%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.62%	1.61%
Net investment income (loss)	(.40)%	(.40)%	.17%	(.08)%	(.10)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,897	$ 8,018	$ 6,738	$ 9,095	$ 14,787
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.42	$ 9.26	$ 10.35	$ 14.56	$ 15.26
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.03)	(.07)	(.10) F
Net realized and unrealized gain (loss)	2.93	2.26	(1.06)	(2.81)	1.70
Total from investment operations	2.81	2.16	(1.09)	(2.88)	1.60
Distributions from net realized gain	-	-	-	(1.33)	(2.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.23	$ 11.42	$ 9.26	$ 10.35	$ 14.56
Total Return A,B	24.61%	23.33%	(10.53)%	(21.80)%	10.82%
Ratios to Average Net Assets D,G
Expenses before reductions	2.15%	2.21%	2.38%	2.14%	2.20%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.14%	2.15%
Expenses net of all reductions	2.13%	2.14%	2.15%	2.14%	2.15%
Net investment income (loss)	(.90)%	(.90)%	(.33)%	(.60)%	(.64)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,170	$ 3,643	$ 3,550	$ 5,090	$ 11,081
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 9.27	$ 10.37	$ 14.59	$ 15.28
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.03)	(.07)	(.10) F
Net realized and unrealized gain (loss)	2.94	2.27	(1.07)	(2.81)	1.71
Total from investment operations	2.82	2.17	(1.10)	(2.88)	1.61
Distributions from net realized gain	-	-	-	(1.34)	(2.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.26	$ 11.44	$ 9.27	$ 10.37	$ 14.59
Total Return A,B	24.65%	23.41%	(10.61)%	(21.77)%	10.88%
Ratios to Average Net Assets D,G
Expenses before reductions	2.11%	2.12%	2.38%	2.15%	2.16%
Expenses net of fee waivers, if any	2.11%	2.12%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.11%	2.15%	2.14%	2.15%
Net investment income (loss)	(.86)%	(.87)%	(.33)%	(.60)%	(.64)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,341	$ 9,288	$ 2,955	$ 3,430	$ 8,051
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.27	$ 10.66	$ 11.84	$ 16.41	$ 16.82
Income from Investment Operations
Net investment income (loss) B	.03	.02	.06	.06	.06 E
Net realized and unrealized gain (loss)	3.42	2.60	(1.20)	(3.22)	1.89
Total from investment operations	3.45	2.62	(1.14)	(3.16)	1.95
Distributions from net investment income	-	(.01)	(.04)	-	(.06)
Distributions from net realized gain	-	-	-	(1.41)	(2.30)
Total distributions	-	(.01)	(.04)	(1.41)	(2.36)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 16.72	$ 13.27	$ 10.66	$ 11.84	$ 16.41
Total Return A	26.00%	24.62%	(9.59)%	(21.09)%	12.04%
Ratios to Average Net Assets C,F
Expenses before reductions	1.03%	1.09%	1.15%	1.14%	1.15%
Expenses net of fee waivers, if any	1.03%	1.09%	1.15%	1.14%	1.15%
Expenses net of all reductions	1.01%	1.08%	1.15%	1.14%	1.14%
Net investment income (loss)	.22%	.16%	.67%	.40%	.36% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,406	$ 9,013	$ 5,990	$ 398	$ 1,385
Portfolio turnover rate D	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,208,614
Gross unrealized depreciation	(1,732,825)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,475,789

Tax Cost	$ 47,832,371

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 2,713,267
Net unrealized appreciation (depreciation)	$ 6,475,225

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ -	$ 6,476

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $99,818,524 and $107,421,190, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 57,507	$ 1,875
Class T	.25%	.25%	48,950	-
Class B	.75%	.25%	36,668	27,501
Class C	.75%	.25%	110,715	16,330
			$ 253,840	$ 45,706

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,684
Class T	5,544
Class B*	4,769
Class C*	2,153
$ 30,150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 68,923.30
Class T	30,589.31
Class B	11,042.30
Class C	28,544.26
Institutional Class	16,598.18
	$ 155,696

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,609 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $188 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations

Annual Report

7. Security Lending - continued

as a component of income from Fidelity Central Funds, and includes $613 from securities loaned to FCM. Total security lending income during the period amounted to $11,911.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 442

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,343 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Institutional Class	$ -	$ 6,476

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	665,093	790,157	$ 10,095,802	$ 9,916,430
Shares redeemed	(723,296)	(535,046)	(10,778,369)	(6,621,987)
Net increase (decrease)	(58,203)	255,111	$ (682,567)	$ 3,294,443
Class T
Shares sold	187,572	124,293	$ 2,764,268	$ 1,532,286
Shares redeemed	(196,717)	(151,532)	(2,907,152)	(1,774,930)
Net increase (decrease)	(9,145)	(27,239)	$ (142,884)	$ (242,644)
Class B
Shares sold	40,939	84,992	$ 519,870	$ 960,028
Shares redeemed	(137,051)	(149,463)	(1,818,569)	(1,626,686)
Net increase (decrease)	(96,112)	(64,471)	$ (1,298,699)	$ (666,658)
Class C
Shares sold	588,992	651,335	$ 8,103,013	$ 6,961,979
Shares redeemed	(885,890)	(158,268)	(12,399,353)	(1,769,753)
Net increase (decrease)	(296,898)	493,067	$ (4,296,340)	$ 5,192,226
Institutional Class
Shares sold	346,649	718,370	$ 5,583,185	$ 9,586,550
Reinvestment of distributions	-	555	-	6,322
Shares redeemed	(463,053)	(601,861)	(7,057,345)	(7,815,260)
Net increase (decrease)	(116,404)	117,064	$ (1,474,160)	$ 1,777,612

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.88%	2.74%	-1.29%
Class T (incl. 3.50% sales charge)	20.35%	2.96%	-1.31%
Class B (incl. contingent deferred sales charge) A	18.92%	2.79%	-1.22%
Class C (incl. contingent deferred sales charge) B	23.10%	3.18%	-1.45%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity Advisor® Electronics Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 25.07%, 24.71%, 23.92% and 24.10%, respectively (excluding sales charges), handily beating the S&P 500 and the 16.88% gain of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index. Versus the MSCI index, solid stock picking in the fund's primary category of semiconductors accounted for most of its outperformance. Additionally, out-of-benchmark exposure to electronic manufacturing services, computer storage/peripherals and communications equipment added value, as did security selection in semiconductor equipment. Far and away, the largest individual contributor in both relative and absolute terms was National Semiconductor. In April, the analog chip maker received a takeover bid of $25 per share from Texas Instruments, which represented a healthy premium over where the stock had been trading around $14 a share. Shortly after the takeover bid was announced, we sold our position to lock in profits. Other contributors included Fairchild Semiconductor International, a stock we bought advantageously, and Avago Technologies, which executed well on a number of fronts. Negligible exposure to poorly performing benchmark component Cree, a maker of light-emitting diode (LED) lights, also lifted performance. Conversely, the biggest relative detractor - and also the fund's largest holding at period end - was Marvell Technology Group, a provider of semiconductors for applications such as wireless communications, data storage and networking. Weak demand for smartphones manufactured by one of the company's primary customers, Research In Motion, weighed on the stock, in addition to lackluster personal computer sales. Underweighting two strong-performing benchmark constituents, chip makers Altera and Atmel, worked against the fund as well. Atmel was not held at period end.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity Advisor® Electronics Fund: For the year, the fund's Institutional Class shares returned 25.38%, handily beating the S&P 500 and the 16.88% gain of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index. Versus the MSCI index, solid stock picking in the fund's primary category of semiconductors accounted for most of its outperformance. Additionally, out-of-benchmark exposure to electronic manufacturing services, computer storage/peripherals and communications equipment added value, as did security selection in semiconductor equipment. Far and away, the largest individual contributor in both relative and absolute terms was National Semiconductor. In April, the analog chip maker received a takeover bid of $25 per share from Texas Instruments, which represented a healthy premium over where the stock had been trading around $14 a share. Shortly after the takeover bid was announced, we sold our position to lock in profits. Other contributors included Fairchild Semiconductor International, a stock we bought advantageously, and Avago Technologies, which executed well on a number of fronts. Negligible exposure to poorly performing benchmark component Cree, a maker of light-emitting diode (LED) lights, also lifted performance. Conversely, the biggest relative detractor - and also the fund's largest holding at period end - was Marvell Technology Group, a provider of semiconductors for applications such as wireless communications, data storage and networking. Weak demand for smartphones manufactured by one of the company's primary customers, Research In Motion, weighed on the stock, in addition to lackluster personal computer sales. Underweighting two strong-performing benchmark constituents, chip makers Altera and Atmel, worked against the fund as well. Atmel was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.40%
Actual		$ 1,000.00	$ 927.30	$ 6.69
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 925.80	$ 7.88
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 922.10	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 923.20	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 928.30	$ 5.50
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Marvell Technology Group Ltd.	10.6	8.7
Broadcom Corp. Class A	9.7	5.2
Intel Corp.	7.8	11.3
Advanced Micro Devices, Inc.	4.9	3.8
Micron Technology, Inc.	4.7	4.8
Analog Devices, Inc.	4.0	0.5
Intersil Corp. Class A	3.5	2.5
ON Semiconductor Corp.	3.4	2.4
NXP Semiconductors NV	3.4	1.7
Freescale Semiconductor Holdings I Ltd.	3.1	0.0
	55.1
Top Industries (% of fund's net assets)
As of July 31, 2011
Semiconductors & Semiconductor Equipment	88.2%
Electronic Equipment & Components	4.0%
Communications Equipment	3.4%
Computers & Peripherals	3.0%
Internet Software & Services	0.3%
All Others*	1.1%

As of January 31, 2011
Semiconductors & Semiconductor Equipment	81.8%
Electronic Equipment & Components	6.3%
Communications Equipment	3.9%
Computers & Peripherals	1.7%
Internet Software & Services	0.3%
All Others*	6.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 3.4%
Communications Equipment - 3.4%
Cisco Systems, Inc.	15,114	$ 241,371
Juniper Networks, Inc. (a)	3,400	79,526
QUALCOMM, Inc.	5,350	293,073
		613,970
COMPUTERS & PERIPHERALS - 3.0%
Computer Hardware - 1.1%
Acer, Inc.	17,000	23,516
Hewlett-Packard Co.	5,000	175,800
		199,316
Computer Storage & Peripherals - 1.9%
SanDisk Corp. (a)	4,304	183,049
Synaptics, Inc. (a)	5,400	132,678
Western Digital Corp. (a)	1,030	35,494
		351,221
TOTAL COMPUTERS & PERIPHERALS		550,537
ELECTRONIC EQUIPMENT & COMPONENTS - 4.0%
Electronic Components - 0.5%
Aeroflex Holding Corp.	1,297	18,547
Amphenol Corp. Class A	120	5,867
Corning, Inc.	3,921	62,383
		86,797
Electronic Manufacturing Services - 3.5%
Benchmark Electronics, Inc. (a)	3,721	54,513
Fabrinet (a)	788	12,135
Flextronics International Ltd. (a)	46,406	299,319
Jabil Circuit, Inc.	10,785	197,473
SMART Modular Technologies (WWH), Inc. (a)	2,311	20,799
TE Connectivity Ltd.	1,930	66,450
Viasystems Group, Inc. (a)	12	269
		650,958
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		737,755
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Google, Inc. Class A (a)	90	54,332
Support.com, Inc. (a)	200	644
		54,976
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 88.2%
Semiconductor Equipment - 12.2%
Advanced Energy Industries, Inc. (a)	5	53
Amkor Technology, Inc. (a)(d)	58,542	312,029

	Shares	Value
Applied Materials, Inc.	34,414	$ 423,980
ASML Holding NV	9,500	338,675
Cabot Microelectronics Corp. (a)	50	1,935
Cymer, Inc. (a)	7,092	312,261
Entegris, Inc. (a)	11,191	95,907
KLA-Tencor Corp.	2,230	88,799
Lam Research Corp. (a)	10,798	441,422
MEMC Electronic Materials, Inc. (a)	10,892	80,819
Nanometrics, Inc. (a)	370	6,249
Nova Measuring Instruments Ltd. (a)	250	2,135
Novellus Systems, Inc. (a)	660	20,486
Teradyne, Inc. (a)	1,190	16,053
Tessera Technologies, Inc. (a)	2,813	44,192
Tokyo Electron Ltd.	900	48,645
Ultratech, Inc. (a)	220	5,797
		2,239,437
Semiconductors - 76.0%
Advanced Micro Devices, Inc. (a)(d)	122,243	897,264
Alpha & Omega Semiconductor Ltd. (a)	6,332	71,172
Altera Corp.	460	18,805
ANADIGICS, Inc. (a)	2,484	7,800
Analog Devices, Inc.	21,183	728,695
Applied Micro Circuits Corp. (a)	4,922	31,058
AuthenTec, Inc. (a)	4,896	12,730
Avago Technologies Ltd.	10,637	357,722
BCD Semiconductor Manufacturing Ltd. ADR (d)	12,718	87,118
Broadcom Corp. Class A	48,002	1,779,434
Cree, Inc. (a)(d)	2,700	88,722
Cypress Semiconductor Corp.	730	15,023
Exar Corp. (a)	200	1,322
Fairchild Semiconductor International, Inc. (a)	4,066	61,031
First Solar, Inc. (a)	88	10,404
Freescale Semiconductor Holdings I Ltd. (d)	35,302	576,482
Himax Technologies, Inc. sponsored ADR	20,738	36,292
Ikanos Communications, Inc. (a)	13,700	17,262
Intel Corp.	64,330	1,436,489
International Rectifier Corp. (a)	8,589	220,651
Intersil Corp. Class A	53,561	645,410
JA Solar Holdings Co. Ltd. ADR (a)	15,550	74,640
Linear Technology Corp.	15,130	443,309
LSI Corp. (a)	7,957	58,564
Marvell Technology Group Ltd. (a)	131,057	1,942,266
Maxim Integrated Products, Inc.	2,290	52,578
Micron Technology, Inc. (a)	115,622	852,134
Motech Industries, Inc.	1	3
NVIDIA Corp. (a)	31,948	441,841
NXP Semiconductors NV	31,162	616,384
ON Semiconductor Corp. (a)	72,380	628,982
PMC-Sierra, Inc. (a)	50,661	354,120
RDA Microelectronics, Inc. sponsored ADR	2,300	20,861
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Renesas Electronics Corp. (a)(d)	6,500	$ 56,500
Semtech Corp. (a)	1,146	26,702
Skyworks Solutions, Inc. (a)	9,502	240,496
Spansion, Inc. Class A (a)	4,891	88,918
Standard Microsystems Corp. (a)	4,504	106,565
STATS ChipPAC Ltd.	70,000	36,623
STMicroelectronics NV (NY Shares) unit (a)	6,400	50,624
SunPower Corp. Class B (a)	1,990	30,168
Supertex, Inc. (a)	3,327	64,477
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	200	2,472
Texas Instruments, Inc. (d)	16,628	494,683
Trident Microsystems, Inc. (a)	35,119	22,827
Trina Solar Ltd. (a)	800	14,328
TriQuint Semiconductor, Inc. (a)	1,295	9,738
Volterra Semiconductor Corp. (a)	2,900	74,733
Xilinx, Inc.	80	2,568
		13,908,990
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		16,148,427
TOTAL COMMON STOCKS (Cost $21,710,283)		18,105,666
Money Market Funds - 9.9%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	51,892	$ 51,892
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	1,752,706	1,752,706
TOTAL MONEY MARKET FUNDS (Cost $1,804,598)		1,804,598
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $23,514,881)		19,910,264
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(1,604,662)
NET ASSETS - 100%		$ 18,305,602
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 744
Fidelity Securities Lending Cash Central Fund	2,276
Total	$ 3,020
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 18,105,666	$ 18,105,665	$ -	$ 1
Money Market Funds	1,804,598	1,804,598	-	-
Total Investments in Securities:	$ 19,910,264	$ 19,910,263	$ -	$ 1
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	74.0%
Bermuda	14.1%
Netherlands	5.6%
Singapore	3.8%
Cayman Islands	1.5%
Others (Individually Less Than 1%)	1.0%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $7,945,071 of which $2,152,369, $279,201, $310,663 and $5,202,838 will expire in fiscal 2012, 2013, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $1,684,563) - See accompanying schedule: Unaffiliated issuers (cost $21,710,283)	$ 18,105,666
Fidelity Central Funds (cost $1,804,598)	1,804,598
Total Investments (cost $23,514,881)		$ 19,910,264
Receivable for investments sold		822,681
Receivable for fund shares sold		4,670
Dividends receivable		3,459
Distributions receivable from Fidelity Central Funds		287
Receivable from investment adviser for expense reductions		4,729
Other receivables		886
Total assets		20,746,976

Liabilities
Payable to custodian bank	$ 10,088
Payable for investments purchased	564,062
Payable for fund shares redeemed	55,976
Accrued management fee	8,933
Distribution and service plan fees payable	7,644
Other affiliated payables	5,392
Other payables and accrued expenses	36,573
Collateral on securities loaned, at value	1,752,706
Total liabilities		2,441,374

Net Assets		$ 18,305,602
Net Assets consist of:
Paid in capital		$ 30,187,707
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,277,484)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,604,621)
Net Assets		$ 18,305,602

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,536,866 ÷ 844,366 shares)	$ 8.93

Maximum offering price per share (100/94.25 of $8.93)	$ 9.47
Class T: Net Asset Value and redemption price per share ($4,476,286 ÷ 512,809 shares)	$ 8.73

Maximum offering price per share (100/96.50 of $8.73)	$ 9.05
Class B: Net Asset Value and offering price per share ($691,313 ÷ 83,345 shares)A	$ 8.29

Class C: Net Asset Value and offering price per share ($3,836,033 ÷ 462,969 shares)A	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,765,104 ÷ 192,137 shares)	$ 9.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 187,941
Interest		430
Income from Fidelity Central Funds		3,020
Total income		191,391

Expenses
Management fee	$ 108,212
Transfer agent fees	60,274
Distribution and service plan fees	93,513
Accounting and security lending fees	7,732
Custodian fees and expenses	47,642
Independent trustees' compensation	101
Registration fees	54,582
Audit	43,946
Legal	140
Miscellaneous	167
Total expenses before reductions	416,309
Expense reductions	(102,168)	314,141
Net investment income (loss)		(122,750)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,302,638
Foreign currency transactions	983
Total net realized gain (loss)		4,303,621
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,162,020)
Assets and liabilities in foreign currencies	(27)
Total change in net unrealized appreciation (depreciation)		(1,162,047)
Net gain (loss)		3,141,574
Net increase (decrease) in net assets resulting from operations		$ 3,018,824

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (122,750)	$ (69,345)
Net realized gain (loss)	4,303,621	2,767,217
Change in net unrealized appreciation (depreciation)	(1,162,047)	(1,525,207)
Net increase (decrease) in net assets resulting from operations	3,018,824	1,172,665
Distributions to shareholders from net investment income	-	(30,683)
Share transactions - net increase (decrease)	1,054,457	(1,121,329)
Redemption fees	1,863	1,611
Total increase (decrease) in net assets	4,075,144	22,264

Net Assets
Beginning of period	14,230,458	14,208,194
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $688, respectively)	$ 18,305,602	$ 14,230,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.14	$ 6.59	$ 6.79	$ 9.11	$ 7.38
Income from Investment Operations
Net investment income (loss) C	(.04)	(.01)	.04	- G	(.03)
Net realized and unrealized gain (loss)	1.83	.59	(.24)	(2.32)	1.76
Total from investment operations	1.79	.58	(.20)	(2.32)	1.73
Distributions from net investment income	-	(.03)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.93	$ 7.14	$ 6.59	$ 6.79	$ 9.11
Total Return A, B	25.07%	8.74%	(2.95)%	(25.47)%	23.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.97%	2.44%	1.72%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.40%	1.39%	1.38%
Net investment income (loss)	(.40)%	(.15)%	.69%	(.02)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,537	$ 5,394	$ 5,433	$ 3,970	$ 7,551
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 6.46	$ 6.67	$ 8.98	$ 7.29
Income from Investment Operations
Net investment income (loss) C	(.06)	(.03)	.02	(.02)	(.05)
Net realized and unrealized gain (loss)	1.79	.58	(.23)	(2.29)	1.74
Total from investment operations	1.73	.55	(.21)	(2.31)	1.69
Distributions from net investment income	-	(.01)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.73	$ 7.00	$ 6.46	$ 6.67	$ 8.98
Total Return A, B	24.71%	8.50%	(3.15)%	(25.72)%	23.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.25%	2.26%	2.77%	2.02%	1.89%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.64%	1.64%
Net investment income (loss)	(.65)%	(.40)%	.44%	(.27)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,476	$ 3,862	$ 4,195	$ 4,635	$ 8,103
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 6.19	$ 6.43	$ 8.70	$ 7.10
Income from Investment Operations
Net investment income (loss) C	(.09)	(.06)	- G	(.06)	(.09)
Net realized and unrealized gain (loss)	1.69	.56	(.24)	(2.21)	1.69
Total from investment operations	1.60	.50	(.24)	(2.27)	1.60
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 6.69	$ 6.19	$ 6.43	$ 8.70
Total Return A, B	23.92%	8.08%	(3.73)%	(26.09)%	22.54%
Ratios to Average Net Assets D, F
Expenses before reductions	2.76%	2.73%	3.22%	2.48%	2.36%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.14%	2.13%
Net investment income (loss)	(1.15)%	(.90)%	(.06)%	(.77)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 691	$ 1,073	$ 1,197	$ 2,027	$ 4,572
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 6.18	$ 6.42	$ 8.69	$ 7.09
Income from Investment Operations
Net investment income (loss) C	(.09)	(.06)	- G	(.06)	(.09)
Net realized and unrealized gain (loss)	1.70	.56	(.24)	(2.21)	1.69
Total from investment operations	1.61	.50	(.24)	(2.27)	1.60
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 6.68	$ 6.18	$ 6.42	$ 8.69
Total Return A, B	24.10%	8.09%	(3.74)%	(26.12)%	22.57%
Ratios to Average Net Assets D, F
Expenses before reductions	2.70%	2.72%	3.21%	2.47%	2.34%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.15%	2.14%	2.13%
Net investment income (loss)	(1.15)%	(.90)%	(.06)%	(.77)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,836	$ 3,256	$ 3,016	$ 3,325	$ 8,389
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.33	$ 6.75	$ 6.94	$ 9.30	$ 7.51
Income from Investment Operations
Net investment income (loss) B	(.01)	.01	.05	.02	(.01)
Net realized and unrealized gain (loss)	1.87	.60	(.24)	(2.38)	1.80
Total from investment operations	1.86	.61	(.19)	(2.36)	1.79
Distributions from net investment income	-	(.03)	-	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 9.19	$ 7.33	$ 6.75	$ 6.94	$ 9.30
Total Return A	25.38%	9.10%	(2.74)%	(25.38)%	23.83%
Ratios to Average Net Assets C, E
Expenses before reductions	1.42%	1.64%	2.16%	1.47%	1.26%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.15%	1.14%	1.13%
Net investment income (loss)	(.15)%	.11%	.94%	.23%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,765	$ 645	$ 367	$ 353	$ 730
Portfolio turnover rate D	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 164,236
Gross unrealized depreciation	(4,101,266)
Net unrealized appreciation (depreciation) on securities and other investments	$ (3,937,030)

Tax Cost	$ 23,847,294

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (7,945,071)
Net unrealized appreciation (depreciation)	$ (3,937,034)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ -	$ 30,683

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $32,264,036 and $31,430,706, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 20,705	$ 979
Class T	.25%	.25%	23,040	88
Class B	.75%	.25%	9,660	7,257
Class C	.75%	.25%	40,108	6,336
			$ 93,513	$ 14,660

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,669
Class T	3,453
Class B*	2,680
Class C*	867
$ 13,669

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 25,542.31
Class T	16,115.35
Class B	2,975.31
Class C	12,327.31
Institutional Class	3,315.21
	$ 60,274

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,616 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,276. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 40,772
Class T	1.65%	27,405
Class B	2.15%	5,854
Class C	2.15%	21,804
Institutional Class	1.15%	4,262
		$ 100,097

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,071 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ -	$ 22,913
Class T	-	5,704
Institutional Class	-	2,066
Total	$ -	$ 30,683

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	823,348	463,925	$ 7,674,866	$ 3,450,517
Reinvestment of distributions	-	3,053	-	21,642
Shares redeemed	(734,519)	(536,272)	(6,789,005)	(3,911,247)
Net increase (decrease)	88,829	(69,294)	$ 885,861	$ (439,088)
Class T
Shares sold	227,766	149,748	$ 2,032,968	$ 1,082,460
Reinvestment of distributions	-	793	-	5,519
Shares redeemed	(266,704)	(248,392)	(2,292,080)	(1,826,132)
Net increase (decrease)	(38,938)	(97,851)	$ (259,112)	$ (738,153)
Class B
Shares sold	17,689	71,160	$ 152,131	$ 500,056
Reinvestment of distributions	-	-	-	-
Shares redeemed	(94,901)	(103,890)	(767,577)	(717,856)
Net increase (decrease)	(77,212)	(32,730)	$ (615,446)	$ (217,800)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class C
Shares sold	179,286	184,365	$ 1,565,088	$ 1,261,735
Reinvestment of distributions	-	-	-	-
Shares redeemed	(203,889)	(184,552)	(1,673,259)	(1,259,598)
Net increase (decrease)	(24,603)	(187)	$ (108,171)	$ 2,137
Institutional Class
Shares sold	302,052	94,039	$ 3,051,352	$ 728,440
Reinvestment of distributions	-	194	-	1,410
Shares redeemed	(197,907)	(60,662)	(1,900,027)	(458,275)
Net increase (decrease)	104,145	33,571	$ 1,151,325	$ 271,575

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Energy Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	37.10%	4.13%	10.80%
Class T (incl. 3.50% sales charge) C	40.08%	4.40%	10.84%
Class B (incl. contingent deferred sales charge) A,C	39.38%	4.29%	10.88%
Class C (incl. contingent deferred sales charge) B,C	43.38%	4.60%	10.67%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Energy Fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 45.46%, 45.16%, 44.38% and 44.38%, respectively (excluding sales charges), about in line with the 44.78% advance of the MSCI® U.S. IM Energy 25/50 Index and significantly outpacing the broadly based S&P 500. Versus the sector benchmark, performance was bolstered by stock selection and a sizable overweighting in oil/gas refining and marketing, including independent refiner Holly and competitor Frontier Oil, which merged during the period. The new company, HollyFrontier, also contributed. Positioning in oil/gas equipment and services helped, including an overweighting in drill rig equipment provider National Oilwell Varco. Good stock picks in the coal/consumable fuels segment were rewarding, particularly Massey Energy, which was acquired in June by Alpha Natural Resources. Conversely, stock picking in oil/gas drilling and oil/gas exploration and production (E&P) detracted from relative performance. Specifically, an overweighted stake in Transocean hurt, as the company revised earnings downward during the period and was still dealing with costs of its April 2010 Deepwater Horizon oil rig disaster, causing its stock to fall. Untimely ownership of integrated oil/gas provider Hess hurt, as did overweighting underperformer Southwestern Energy, which I sold before period end. I missed out by selling natural gas E&P firm Petrohawk Energy well before its stock jumped in July on a proposed acquisition by Australian firm BHP Billiton. The fund's foreign holdings detracted overall, despite a tail wind from a weaker U.S. dollar.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Institutional Class shares returned 45.87%, slightly ahead of the 44.78% advance of the MSCI® U.S. IM Energy 25/50 Index and significantly outpacing the broadly based S&P 500. Versus the sector benchmark, performance was bolstered by stock selection and a sizable overweighting in oil/gas refining and marketing, including independent refiner Holly and competitor Frontier Oil, which merged during the period. The new company, HollyFrontier, also contributed. Positioning in oil/gas equipment and services helped, including an overweighting in drill rig equipment provider National Oilwell Varco. Good stock picks in the coal/consumable fuels segment were rewarding, particularly Massey Energy, which was acquired in June by Alpha Natural Resources. Conversely, stock picking in oil/gas drilling and oil/gas exploration and production (E&P) detracted from relative performance. Specifically, an overweighted stake in Transocean hurt, as the company revised earnings downward during the period and was still dealing with costs of its April 2010 Deepwater Horizon oil rig disaster, causing its stock to fall. Untimely ownership of integrated oil/gas provider Hess hurt, as did overweighting underperformer Southwestern Energy, which I sold before period end. I missed out by selling natural gas E&P firm Petrohawk Energy well before its stock jumped in July on a proposed acquisition by Australian firm BHP Billiton. The fund's foreign holdings detracted overall, despite a tail wind from a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.15%
Actual		$ 1,000.00	$ 1,038.80	$ 5.81
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class T	1.35%
Actual		$ 1,000.00	$ 1,037.70	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.92%
Actual		$ 1,000.00	$ 1,034.90	$ 9.69
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.88%
Actual		$ 1,000.00	$ 1,035.00	$ 9.49
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,040.40	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	11.1	4.4
Exxon Mobil Corp.	10.4	17.0
Schlumberger Ltd.	7.1	6.3
Occidental Petroleum Corp.	5.3	6.2
Baker Hughes, Inc.	5.3	4.3
HollyFrontier Corp.	4.9	3.6
Halliburton Co.	4.4	3.6
Ensco International Ltd. ADR	3.6	1.8
Hess Corp.	3.6	1.2
Marathon Oil Corp.	3.3	4.5
	59.0
Top Industries (% of fund's net assets)
As of July 31, 2011
Oil, Gas & Consumable Fuels	62.2%
Energy Equipment & Services	35.4%
Chemicals	1.2%
Construction & Engineering	0.6%
Metals & Mining	0.6%
All Others*	0.0%

As of January 31, 2011
Oil, Gas & Consumable Fuels	68.1%
Energy Equipment & Services	27.9%
Chemicals	1.4%
Construction & Engineering	1.3%
Metals & Mining	0.9%
All Others*	0.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CHEMICALS - 1.2%
Specialty Chemicals - 1.2%
LyondellBasell Industries NV Class A	259,310	$ 10,232,373
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	121,124	4,740,793
ENERGY EQUIPMENT & SERVICES - 35.4%
Oil & Gas Drilling - 10.5%
Discovery Offshore S.A. (a)(e)	341,100	633,497
Ensco International Ltd. ADR	573,740	30,551,655
Nabors Industries Ltd. (a)	430,000	11,356,300
Noble Corp.	309,264	11,402,564
Northern Offshore Ltd.	405,087	801,236
Ocean Rig UDW, Inc. (a)	206,500	3,489,990
Parker Drilling Co. (a)	475,740	3,016,192
Patterson-UTI Energy, Inc.	358,000	11,645,740
Rowan Companies, Inc. (a)	284,000	11,124,280
Transocean Ltd. (United States)	101,854	6,270,132
		90,291,586
Oil & Gas Equipment & Services - 24.9%
Aker Drilling ASA (a)	106,000	322,859
Baker Hughes, Inc.	589,007	45,577,362
Basic Energy Services, Inc. (a)	65,690	2,127,699
Cal Dive International, Inc. (a)	191,730	1,069,853
Cameron International Corp. (a)	69,144	3,867,915
Compagnie Generale de Geophysique SA (a)	129,978	4,364,768
Dresser-Rand Group, Inc. (a)	63,300	3,381,486
Halliburton Co.	685,931	37,541,004
ION Geophysical Corp. (a)	90,100	913,614
Key Energy Services, Inc. (a)	235,100	4,582,099
National Oilwell Varco, Inc.	315,695	25,435,546
Oil States International, Inc. (a)	118,650	9,575,055
RPC, Inc. (d)	37,500	885,750
Schlumberger Ltd.	675,532	61,047,827
Schoeller-Bleckmann Oilfield Equipment AG	24,838	2,425,032
Superior Energy Services, Inc. (a)	68,784	2,853,848
Weatherford International Ltd. (a)	306,829	6,725,692
Willbros Group, Inc. (a)	155,153	1,427,408
		214,124,817
TOTAL ENERGY EQUIPMENT & SERVICES		304,416,403
METALS & MINING - 0.6%
Diversified Metals & Mining - 0.6%
Grande Cache Coal Corp. (a)	105,069	958,972
Walter Energy, Inc.	34,135	4,183,927
		5,142,899

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 62.2%
Coal & Consumable Fuels - 2.4%
Alpha Natural Resources, Inc. (a)	440,111	$ 18,797,141
Peabody Energy Corp.	27,905	1,603,700
		20,400,841
Integrated Oil & Gas - 32.5%
Chevron Corp.	912,732	94,942,381
Ecopetrol SA ADR (d)	104,300	4,406,675
Exxon Mobil Corp.	1,124,801	89,747,872
Hess Corp.	445,345	30,532,853
Occidental Petroleum Corp.	467,984	45,946,669
Royal Dutch Shell PLC Class A sponsored ADR	186,800	13,741,008
		279,317,458
Oil & Gas Exploration & Production - 14.7%
Anadarko Petroleum Corp.	87,258	7,204,020
Apache Corp.	114,439	14,158,393
Bankers Petroleum Ltd. (a)	419,800	2,636,383
Berry Petroleum Co. Class A	119,345	6,844,436
Brigham Exploration Co. (a)	58,800	1,869,840
Carrizo Oil & Gas, Inc. (a)	50,700	1,946,880
Cimarex Energy Co.	33,432	2,946,028
Clayton Williams Energy, Inc. (a)	12,161	806,518
Gran Tierra Energy, Inc. (Canada) (a)	1,091,000	7,605,254
Marathon Oil Corp.	921,626	28,542,757
Newfield Exploration Co. (a)	103,100	6,951,002
Niko Resources Ltd.	14,500	997,273
Noble Energy, Inc.	48,169	4,801,486
Northern Oil & Gas, Inc. (a)(d)	54,747	1,212,099
Oasis Petroleum, Inc. (a)(d)	36,500	1,078,210
Pacific Rubiales Energy Corp.	78,900	2,269,387
Painted Pony Petroleum Ltd. Class A (a)	123,500	1,829,103
Petroleum Development Corp. (a)	47,870	1,738,638
Petrominerales Ltd.	49,372	1,575,108
Pioneer Natural Resources Co.	142,600	13,260,374
Stone Energy Corp. (a)	70,600	2,291,676
Talisman Energy, Inc.	159,500	2,904,857
Whiting Petroleum Corp. (a)	182,080	10,669,888
		126,139,610
Oil & Gas Refining & Marketing - 12.1%
CVR Energy, Inc. (a)	351,792	9,445,615
HollyFrontier Corp.	559,450	42,176,936
Keyera Corp.	36,500	1,677,151
Marathon Petroleum Corp.	460,813	20,179,001
Tesoro Corp. (a)(d)	491,500	11,938,535
Valero Energy Corp.	560,225	14,072,852
Western Refining, Inc. (a)(d)	207,134	4,231,748
		103,721,838
Oil & Gas Storage & Transport - 0.5%
Atlas Energy LP	19,225	480,817
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Atlas Pipeline Partners, LP	41,850	$ 1,431,689
El Paso Corp.	131,300	2,698,215
		4,610,721
TOTAL OIL, GAS & CONSUMABLE FUELS		534,190,468
TOTAL COMMON STOCKS (Cost $732,838,164)		858,722,936
Convertible Bonds - 0.0%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $320,000)	$ 320,000	332,000
Money Market Funds - 2.5%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	4,967,940	4,967,940
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	16,669,688	16,669,688
TOTAL MONEY MARKET FUNDS (Cost $21,637,628)		21,637,628
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $754,795,792)		880,692,564
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(21,767,323)
NET ASSETS - 100%		$ 858,925,241
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $633,497 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,525
Fidelity Securities Lending Cash Central Fund	40,277
Total	$ 47,802
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 858,722,936	$ 854,358,168	$ 4,364,768	$ -
Convertible Bonds	332,000	-	332,000	-
Money Market Funds	21,637,628	21,637,628	-	-
Total Investments in Securities:	$ 880,692,564	$ 875,995,796	$ 4,696,768	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.1%
Curacao	7.1%
United Kingdom	5.2%
Switzerland	2.8%
Canada	1.7%
Netherlands	1.2%
Others (Individually Less Than 1%)	1.9%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $5,562,179 of which $2,846,796 and $2,715,383 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $16,297,784) - See accompanying schedule: Unaffiliated issuers (cost $733,158,164)	$ 859,054,936
Fidelity Central Funds (cost $21,637,628)	21,637,628
Total Investments (cost $754,795,792)		$ 880,692,564
Receivable for investments sold		5,585,316
Receivable for fund shares sold		973,458
Dividends receivable		71,847
Interest receivable		4,433
Distributions receivable from Fidelity Central Funds		6,558
Other receivables		18,070
Total assets		887,352,246

Liabilities
Payable for investments purchased	$ 4,710,220
Payable for fund shares redeemed	6,041,083
Accrued management fee	405,646
Distribution and service plan fees payable	348,741
Other affiliated payables	211,937
Other payables and accrued expenses	39,690
Collateral on securities loaned, at value	16,669,688
Total liabilities		28,427,005

Net Assets		$ 858,925,241
Net Assets consist of:
Paid in capital		$ 747,806,770
Accumulated net investment loss		(187)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,776,130)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		125,894,788
Net Assets		$ 858,925,241

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($331,120,119 ÷ 8,243,118 shares)	$ 40.17

Maximum offering price per share (100/94.25 of $40.17)	$ 42.62
Class T: Net Asset Value and redemption price per share ($290,512,272 ÷ 7,079,193 shares)	$ 41.04

Maximum offering price per share (100/96.50 of $41.04)	$ 42.53
Class B: Net Asset Value and offering price per share ($49,792,786 ÷ 1,323,997 shares)A	$ 37.61

Class C: Net Asset Value and offering price per share ($133,476,323 ÷ 3,523,472 shares)A	$ 37.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($54,023,741 ÷ 1,287,811 shares)	$ 41.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 11,113,867
Interest		15,257
Income from Fidelity Central Funds		47,802
Total income		11,176,926

Expenses
Management fee	$ 4,280,185
Transfer agent fees	2,101,474
Distribution and service plan fees	3,754,396
Accounting and security lending fees	271,534
Custodian fees and expenses	32,003
Independent trustees' compensation	4,063
Registration fees	100,812
Audit	49,308
Legal	3,000
Interest	56
Miscellaneous	6,189
Total expenses before reductions	10,603,020
Expense reductions	(35,967)	10,567,053
Net investment income (loss)		609,873
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	108,235,066
Foreign currency transactions	22,623
Total net realized gain (loss)		108,257,689
Change in net unrealized appreciation (depreciation) on: Investment securities	148,374,883
Assets and liabilities in foreign currencies	32
Total change in net unrealized appreciation (depreciation)		148,374,915
Net gain (loss)		256,632,604
Net increase (decrease) in net assets resulting from operations		$ 257,242,477

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 609,873	$ (2,588,877)
Net realized gain (loss)	108,257,689	85,218,986
Change in net unrealized appreciation (depreciation)	148,374,915	(40,712,055)
Net increase (decrease) in net assets resulting from operations	257,242,477	41,918,054
Distributions to shareholders from net investment income	(1,542,989)	-
Share transactions - net increase (decrease)	7,476,541	(40,286,664)
Redemption fees	27,523	43,053
Total increase (decrease) in net assets	263,203,552	1,674,443

Net Assets
Beginning of period	595,721,689	594,047,246
End of period (including accumulated net investment loss of $187 and accumulated net investment loss of $116, respectively)	$ 858,925,241	$ 595,721,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 27.70	$ 25.82	$ 50.24	$ 48.28	$ 46.39
Income from Investment Operations
Net investment income (loss) C	.11	(.05)	(.04)	(.17)	(.02) F
Net realized and unrealized gain (loss)	12.47	1.93	(17.48)	5.59	8.42
Total from investment operations	12.58	1.88	(17.52)	5.42	8.40
Distributions from net investment income	(.11)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.46)	(6.51)
Total distributions	(.11)	-	(6.90)	(3.46)	(6.51)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 40.17	$ 27.70	$ 25.82	$ 50.24	$ 48.28
Total Return A, B	45.46%	7.28%	(38.86)%	11.52%	22.08%
Ratios to Average Net Assets D, G
Expenses before reductions	1.16%	1.20%	1.22%	1.14%	1.19%
Expenses net of fee waivers, if any	1.16%	1.20%	1.22%	1.14%	1.19%
Expenses net of all reductions	1.16%	1.19%	1.21%	1.14%	1.19%
Net investment income (loss)	.30%	(.16)%	(.14)%	(.32)%	(.05)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 331,120	$ 214,407	$ 216,595	$ 355,200	$ 268,108
Portfolio turnover rate E	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 28.33	$ 26.47	$ 51.40	$ 49.26	$ 47.18
Income from Investment Operations
Net investment income (loss) C	.03	(.11)	(.10)	(.29)	(.11) F
Net realized and unrealized gain (loss)	12.75	1.97	(17.93)	5.72	8.61
Total from investment operations	12.78	1.86	(18.03)	5.43	8.50
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.29)	(6.42)
Total distributions	(.07)	-	(6.90)	(3.29)	(6.42)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.04	$ 28.33	$ 26.47	$ 51.40	$ 49.26
Total Return A, B	45.16%	7.03%	(38.99)%	11.27%	21.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.37%	1.41%	1.45%	1.36%	1.40%
Expenses net of fee waivers, if any	1.37%	1.41%	1.45%	1.36%	1.40%
Expenses net of all reductions	1.37%	1.41%	1.45%	1.35%	1.39%
Net investment income (loss)	.09%	(.37)%	(.38)%	(.54)%	(.26)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,512	$ 219,051	$ 224,376	$ 407,784	$ 382,222
Portfolio turnover rate E	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 26.06	$ 24.48	$ 48.35	$ 46.64	$ 45.10
Income from Investment Operations
Net investment income (loss) C	(.15)	(.25)	(.22)	(.56)	(.34) F
Net realized and unrealized gain (loss)	11.71	1.83	(16.75)	5.41	8.17
Total from investment operations	11.56	1.58	(16.97)	4.85	7.83
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.14)	(6.29)
Total distributions	(.01)	-	(6.90)	(3.14)	(6.29)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 37.61	$ 26.06	$ 24.48	$ 48.35	$ 46.64
Total Return A, B	44.38%	6.45%	(39.31)%	10.62%	21.18%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.96%	1.96%	1.93%	1.96%
Expenses net of fee waivers, if any	1.93%	1.96%	1.96%	1.93%	1.96%
Expenses net of all reductions	1.92%	1.95%	1.96%	1.93%	1.95%
Net investment income (loss)	(.46)%	(.92)%	(.89)%	(1.11)%	(.82)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,793	$ 44,330	$ 47,795	$ 98,602	$ 116,487
Portfolio turnover rate E	91%	103%	148%	90%	80%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 26.25	$ 24.65	$ 48.63	$ 46.88	$ 45.33
Income from Investment Operations
Net investment income (loss) C	(.15)	(.25)	(.21)	(.54)	(.32) F
Net realized and unrealized gain (loss)	11.80	1.85	(16.87)	5.45	8.20
Total from investment operations	11.65	1.60	(17.08)	4.91	7.88
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.16)	(6.33)
Total distributions	(.02)	-	(6.90)	(3.16)	(6.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 37.88	$ 26.25	$ 24.65	$ 48.63	$ 46.88
Total Return A, B	44.38%	6.49%	(39.31)%	10.71%	21.22%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.94%	1.96%	1.87%	1.91%
Expenses net of fee waivers, if any	1.90%	1.94%	1.96%	1.87%	1.91%
Expenses net of all reductions	1.89%	1.93%	1.95%	1.87%	1.91%
Net investment income (loss)	(.43)%	(.90)%	(.88)%	(1.05)%	(.77)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,476	$ 90,596	$ 86,650	$ 156,393	$ 135,072
Portfolio turnover rate E	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 28.87	$ 26.83	$ 51.76	$ 49.68	$ 47.48
Income from Investment Operations
Net investment income (loss) B	.23	.04	.03	(.02)	.11 E
Net realized and unrealized gain (loss)	12.99	2.00	(18.06)	5.74	8.67
Total from investment operations	13.22	2.04	(18.03)	5.72	8.78
Distributions from net investment income	(.14)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.64)	(6.58)
Total distributions	(.14)	-	(6.90)	(3.64)	(6.58)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 41.95	$ 28.87	$ 26.83	$ 51.76	$ 49.68
Total Return A	45.87%	7.60%	(38.68)%	11.83%	22.47%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.90%	.95%	.85%	.88%
Expenses net of fee waivers, if any	.86%	.90%	.95%	.85%	.88%
Expenses net of all reductions	.85%	.90%	.94%	.85%	.88%
Net investment income (loss)	.60%	.14%	.13%	(.03)%	.25% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,024	$ 27,338	$ 18,631	$ 22,250	$ 17,127
Portfolio turnover rate D	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 145,517,723
Gross unrealized depreciation	(28,834,902)
Net unrealized appreciation (depreciation) on securities and other investments	$ 116,682,821

Tax Cost	$ 764,009,743

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (5,562,179)
Net unrealized appreciation (depreciation)	$ 116,680,837

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 1,542,989	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $711,469,261 and $701,277,867, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 712,364	$ 22,409
Class T	.25%	.25%	1,360,694	7,336
Class B	.75%	.25%	503,774	378,494
Class C	.75%	.25%	1,177,564	188,887
			$ 3,754,396	$ 597,126

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 182,783
Class T	37,886
Class B*	85,822
Class C*	13,898
$ 320,389

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 829,962.29
Class T	691,834.25
Class B	153,142.30
Class C	324,366.28
Institutional Class	102,170.24
	$ 2,101,474

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,775 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,222,000.39%		$ 56

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,459 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $40,277. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,967 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 788,179	$ -
Class T	537,026	-
Class B	21,298	-
Class C	59,062	-
Institutional Class	137,424	-
Total	$ 1,542,989	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	2,848,824	2,475,060	$ 108,457,523	$ 72,154,427
Reinvestment of distributions	20,239	-	701,079	-
Shares redeemed	(2,366,298)	(3,122,404)	(85,322,989)	(89,993,205)
Net increase (decrease)	502,765	(647,344)	$ 23,835,613	$ (17,838,778)
Class T
Shares sold	1,191,543	1,265,490	$ 45,538,389	$ 38,114,553
Reinvestment of distributions	14,153	-	502,257	-
Shares redeemed	(1,858,422)	(2,010,804)	(68,540,609)	(59,843,042)
Net increase (decrease)	(652,726)	(745,314)	$ (22,499,963)	$ (21,728,489)
Class B
Shares sold	118,268	320,063	$ 4,084,617	$ 8,832,050
Reinvestment of distributions	560	-	18,656	-
Shares redeemed	(495,702)	(571,409)	(16,527,555)	(15,635,733)
Net increase (decrease)	(376,874)	(251,346)	$ (12,424,282)	$ (6,803,683)
Class C
Shares sold	964,253	819,751	$ 34,720,800	$ 22,984,733
Reinvestment of distributions	1,513	-	50,476	-
Shares redeemed	(893,659)	(883,306)	(30,160,985)	(24,290,742)
Net increase (decrease)	72,107	(63,555)	$ 4,610,291	$ (1,306,009)
Institutional Class
Shares sold	771,369	669,423	$ 30,606,839	$ 20,180,428
Reinvestment of distributions	3,300	-	119,042	-
Shares redeemed	(433,932)	(416,730)	(16,770,999)	(12,790,133)
Net increase (decrease)	340,737	252,693	$ 13,954,882	$ 7,390,295

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-8.39%	-11.87%	-3.10%
Class T (incl. 3.50% sales charge)	-6.40%	-11.67%	-3.10%
Class B (incl. contingent deferred sales charge) A	-8.39%	-11.77%	-3.03%
Class C (incl. contingent deferred sales charge) B	-4.47%	-11.47%	-3.21%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -2.80%, -3.00%, -3.57% and -3.50%, respectively (excluding sales charges). These returns lagged the MSCI® U.S. IM Financials 25/50 Index, which rose 4.63%, and the S&P 500. Industry allocations hurt performance relative to the MSCI index, led by sizable overweightings in investment banking/brokerage and regional banks. Overall security selection also hindered performance, especially within regional banks. Individual detractors included Comerica, a large Texas-based diversified bank that was the fund's largest position, on average; Regions Financial, a regional bank serving the Southeast and Texas; and Synovus Financial, a regional bank headquartered in Georgia. All three were pressured by continued low interest rates and slow loan growth. Elsewhere, holdings in life insurer Genworth Financial depreciated due to weakness in the company's mortgage insurance business. On the other hand, strong security selection within data processing/outsourced services and positioning in other diversified financial services aided relative performance. Top individual contributors included out-of-index stakes in credit card processors MasterCard and Visa, which both benefited from fewer consumers defaulting on their credit cards and changes to debit card swipe fees that were less onerous than expected. Within other diversified financial services, underweighting Bank of America aided performance, as low interest rates, mortgage-related problems and concern about the company's capital needs pressured the stock. Some of the names mentioned in this review were sold from the fund before period end.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the year, the fund's Institutional Class shares returned -2.56%, lagging the MSCI® U.S. IM Financials 25/50 Index, which rose 4.63%, and the S&P 500. Industry allocations hurt performance relative to the MSCI index, led by sizable overweightings in investment banking/brokerage and regional banks. Overall security selection also hindered performance, especially within regional banks. Individual detractors included Comerica, a large Texas-based diversified bank that was the fund's largest position, on average; Regions Financial, a regional bank serving the Southeast and Texas; and Synovus Financial, a regional bank headquartered in Georgia. All three were pressured by continued low interest rates and slow loan growth. Elsewhere, holdings in life insurer Genworth Financial depreciated due to weakness in the company's mortgage insurance business. On the other hand, strong security selection within data processing/outsourced services and positioning in other diversified financial services aided relative performance. Top individual contributors included out-of-index stakes in credit card processors MasterCard and Visa, which both benefited from fewer consumers defaulting on their credit cards and changes to debit card swipe fees that were less onerous than expected. Within other diversified Financial services, underweighting Bank of America aided performance, as low interest rates, mortgage-related problems and concern about the company's capital needs pressured the stock. Some of the names mentioned in this review were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 908.80	$ 5.92
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.51%
Actual		$ 1,000.00	$ 908.30	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.00%
Actual		$ 1,000.00	$ 906.00	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 906.10	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.94%
Actual		$ 1,000.00	$ 910.50	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
SLM Corp.	6.2	2.3
Citigroup, Inc.	5.4	5.1
Morgan Stanley	4.9	4.8
CIT Group, Inc.	4.7	2.1
JPMorgan Chase & Co.	4.1	4.5
MasterCard, Inc. Class A	4.0	4.2
E*TRADE Financial Corp.	3.9	2.1
Franklin Resources, Inc.	3.5	3.6
Invesco Ltd.	3.3	0.5
Lazard Ltd. Class A	2.6	0.0
	42.6
Top Industries (% of fund's net assets)
As of July 31, 2011
Capital Markets	28.3%
Commercial Banks	15.3%
Real Estate Investment Trusts	12.5%
Diversified Financial Services	11.6%
Insurance	10.6%
All Others*	21.7%

As of January 31, 2011
Commercial Banks	35.9%
Capital Markets	22.9%
Diversified Financial Services	16.1%
IT Services	15.0%
Consumer Finance	3.4%
All Others*	6.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CAPITAL MARKETS - 28.3%
Asset Management & Custody Banks - 10.7%
Affiliated Managers Group, Inc. (a)	3,086	$ 321,962
Ameriprise Financial, Inc.	100	5,410
Apollo Global Management LLC Class A	58,513	1,012,860
Bank of New York Mellon Corp.	500	12,555
BlackRock, Inc. Class A	11,249	2,007,497
Franklin Resources, Inc.	35,518	4,509,365
Invesco Ltd.	190,500	4,225,290
Legg Mason, Inc.	853	25,095
Northern Trust Corp.	7,507	337,102
State Street Corp.	31,300	1,298,011
The Blackstone Group LP	7,500	124,575
		13,879,722
Diversified Capital Markets - 0.0%
HFF, Inc. (a)	1,000	15,100
Investment Banking & Brokerage - 17.6%
Charles Schwab Corp.	43,200	644,976
E*TRADE Financial Corp. (a)	317,492	5,041,773
Evercore Partners, Inc. Class A	67,900	1,930,397
GFI Group, Inc.	419,178	1,903,068
Goldman Sachs Group, Inc.	4,971	670,936
Investment Technology Group, Inc. (a)	9,100	110,747
Jefferies Group, Inc.	32,466	613,932
Lazard Ltd. Class A	100,816	3,387,418
Macquarie Group Ltd.	393	11,904
MF Global Holdings Ltd. (a)	297,625	2,193,496
Morgan Stanley	286,496	6,374,536
		22,883,183
TOTAL CAPITAL MARKETS		36,778,005
COMMERCIAL BANKS - 15.3%
Diversified Banks - 3.8%
Banco ABC Brasil SA	500	3,304
Banco Bradesco SA (PN) sponsored ADR	700	13,461
Banco Macro SA sponsored ADR	400	13,864
Banco Pine SA	200	1,334
Banco Santander (Brasil) SA ADR	35,700	331,296
BanColombia SA sponsored ADR (d)	2,000	132,600
Bank of Baroda	3,531	70,325
Barclays PLC sponsored ADR	1,700	24,752
Comerica, Inc.	20,033	641,657
CorpBanca SA sponsored ADR (d)	1,050	23,100
Credicorp Ltd. (NY Shares)	28	2,736
Credit Agricole SA	200	2,477
Grupo Financiero Galicia SA sponsored ADR	1,100	15,653
Guaranty Trust Bank PLC GDR (Reg. S)	5,300	21,995
HSBC Holdings PLC sponsored ADR	600	29,322
Industrial & Commercial Bank of China Ltd. (H Shares)	1,836,000	1,396,941
National Australia Bank Ltd.	254	6,697

	Shares	Value
Raiffeisen International Bank-Holding AG	1,300	$ 65,255
Standard Chartered PLC (United Kingdom)	535	13,683
Sumitomo Mitsui Financial Group, Inc.	2,100	66,081
The Jammu & Kashmir Bank Ltd.	7,298	143,121
U.S. Bancorp	12,727	331,666
UniCredit SpA	2,100	3,772
United Overseas Bank Ltd.	68,000	1,154,840
Wells Fargo & Co.	18,245	509,765
		5,019,697
Regional Banks - 11.5%
Banco Daycoval SA (PN)	28,200	166,706
Bancorp New Jersey, Inc.	100	930
BancTrust Financial Group, Inc. (a)	28,700	68,019
Bank of the Ozarks, Inc.	1,208	62,756
BB&T Corp.	100	2,568
Boston Private Financial Holdings, Inc.	2,200	15,246
Bridge Capital Holdings (a)	48,490	544,058
Canadian Western Bank, Edmonton	2,200	70,117
Cape Bancorp, Inc. (a)	1,400	13,174
Cascade Bancorp (a)(d)	900	9,180
CIT Group, Inc. (a)	152,862	6,074,736
Citizens & Northern Corp.	520	8,559
City Holding Co.	500	15,635
City National Corp.	300	16,104
CNB Financial Corp., Pennsylvania	803	11,089
CoBiz, Inc.	180,800	1,111,920
Cullen/Frost Bankers, Inc.	100	5,388
Fifth Third Bancorp	43,500	550,275
First Business Finance Services, Inc.	200	2,802
First Commonwealth Financial Corp.	25,722	132,211
First Horizon National Corp.	1,400	12,586
First Interstate Bancsystem, Inc.	61,164	818,374
First Midwest Bancorp, Inc., Delaware	600	7,152
FNB Corp., Pennsylvania	11,300	113,000
Glacier Bancorp, Inc.	15,124	198,729
Huntington Bancshares, Inc.	223,630	1,351,843
KeyCorp	3,400	27,336
NBT Bancorp, Inc.	200	4,408
Northrim Bancorp, Inc.	2,269	44,790
Pacific Continental Corp.	3,000	29,520
PNC Financial Services Group, Inc.	3,500	190,015
PT Bank Tabungan Negara Tbk	1,468,500	293,700
Regions Financial Corp.	469	2,856
Sandy Spring Bancorp, Inc.	200	3,574
Savannah Bancorp, Inc. (a)	100	740
SunTrust Banks, Inc.	500	12,245
Susquehanna Bancshares, Inc.	67,014	504,615
SVB Financial Group (a)	2,712	165,486
Synovus Financial Corp. (d)	278,982	510,537
TCF Financial Corp.	50,837	646,647
Texas Capital Bancshares, Inc. (a)	600	16,398
Umpqua Holdings Corp.	100	1,136
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Valley National Bancorp (d)	4,908	$ 64,540
Virginia Commerce Bancorp, Inc. (a)	600	3,822
Washington Trust Bancorp, Inc.	344	7,836
Webster Financial Corp.	26,200	535,004
Westamerica Bancorp.	100	4,693
Western Alliance Bancorp. (a)	29,100	204,573
Zions Bancorporation	11,800	258,420
		14,916,048
TOTAL COMMERCIAL BANKS		19,935,745
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	1,000	15,536
CONSUMER FINANCE - 7.4%
Consumer Finance - 7.4%
Advance America Cash Advance Centers, Inc.	81,507	574,624
American Express Co.	6,451	322,808
Capital One Financial Corp.	300	14,340
EZCORP, Inc. (non-vtg.) Class A (a)	5,400	179,712
First Cash Financial Services, Inc. (a)	1,590	68,799
Green Dot Corp. Class A	10,000	324,300
Nelnet, Inc. Class A	700	14,112
Netspend Holdings, Inc.	5,031	39,695
PT Clipan Finance Indonesia Tbk	338,000	30,619
SLM Corp.	513,969	8,012,777
		9,581,786
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Sotheby's Class A (Ltd. vtg.)	7,600	321,860
DIVERSIFIED FINANCIAL SERVICES - 11.6%
Other Diversified Financial Services - 9.5%
Bank of America Corp.	6,668	64,746
Citigroup, Inc.	184,209	7,062,573
JPMorgan Chase & Co.	130,133	5,263,880
		12,391,199
Specialized Finance - 2.1%
CME Group, Inc.	100	28,919
IntercontinentalExchange, Inc. (a)	584	72,007
Moody's Corp.	200	7,122
PHH Corp. (a)	139,143	2,610,323
		2,718,371
TOTAL DIVERSIFIED FINANCIAL SERVICES		15,109,570

	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	4,700	$ 258,312
INDUSTRIAL CONGLOMERATES - 0.8%
Industrial Conglomerates - 0.8%
Keppel Corp. Ltd.	115,000	1,057,219
INSURANCE - 10.6%
Life & Health Insurance - 3.1%
AFLAC, Inc.	21,300	981,078
Citizens, Inc. Class A (a)	2,100	14,448
CNO Financial Group, Inc. (a)	1,900	13,965
Delphi Financial Group, Inc. Class A	500	13,460
FBL Financial Group, Inc. Class A	400	12,592
Lincoln National Corp.	500	13,250
MetLife, Inc.	49,247	2,029,469
Phoenix Companies, Inc. (a)	5,700	13,680
Ping An Insurance Group Co. China Ltd. (H Shares)	1,500	14,598
Prudential Financial, Inc.	11,200	657,216
Resolution Ltd.	52,100	236,227
StanCorp Financial Group, Inc.	300	9,978
Symetra Financial Corp.	1,100	13,816
Torchmark Corp.	300	12,117
Unum Group	600	14,634
		4,050,528
Multi-Line Insurance - 0.9%
American International Group, Inc. (a)	200	5,740
Genworth Financial, Inc. Class A (a)	41,500	345,280
Hartford Financial Services Group, Inc.	26,600	622,972
Loews Corp.	3,200	127,584
		1,101,576
Property & Casualty Insurance - 5.1%
ACE Ltd.	20,500	1,373,090
Allstate Corp.	500	13,860
Assured Guaranty Ltd.	500	7,075
Axis Capital Holdings Ltd.	37,600	1,198,312
Berkshire Hathaway, Inc. Class B (a)	8,900	660,113
Fidelity National Financial, Inc. Class A	900	14,670
The Travelers Companies, Inc.	100	5,513
W.R. Berkley Corp.	4,200	129,318
XL Group PLC Class A	154,172	3,163,609
		6,565,560
Reinsurance - 1.5%
Arch Capital Group Ltd. (a)	10,200	344,760
Montpelier Re Holdings Ltd.	700	12,082
Platinum Underwriters Holdings Ltd.	9,300	319,455
Validus Holdings Ltd.	49,500	1,316,205
		1,992,502
TOTAL INSURANCE		13,710,166
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
China Finance Online Co. Ltd. ADR (a)(d)	66,785	$ 213,712
IT SERVICES - 9.0%
Data Processing & Outsourced Services - 7.6%
Alliance Data Systems Corp. (a)	100	9,834
Cielo SA	10,100	280,628
Fiserv, Inc. (a)	31,928	1,927,174
MasterCard, Inc. Class A	17,181	5,210,138
Redecard SA	122,700	2,111,971
The Western Union Co.	1,400	27,174
VeriFone Systems, Inc. (a)	8,405	330,905
		9,897,824
IT Consulting & Other Services - 1.4%
Accenture PLC Class A	8,800	520,432
Cognizant Technology Solutions Corp. Class A (a)	18,400	1,285,608
		1,806,040
TOTAL IT SERVICES		11,703,864
PROFESSIONAL SERVICES - 0.8%
Research & Consulting Services - 0.8%
Equifax, Inc.	29,685	1,019,977
REAL ESTATE INVESTMENT TRUSTS - 12.5%
Diversified REITs - 0.1%
American Assets Trust, Inc.	6,100	134,139
Vornado Realty Trust	700	65,485
		199,624
Industrial REITs - 0.2%
DCT Industrial Trust, Inc.	39,100	211,922
Mortgage REITs - 3.4%
American Capital Agency Corp.	93,103	2,599,436
Annaly Capital Management, Inc.	108,100	1,813,918
		4,413,354
Office REITs - 1.9%
Corporate Office Properties Trust (SBI)	400	12,428
Douglas Emmett, Inc.	1,400	28,000
Highwoods Properties, Inc. (SBI)	23,700	815,991
Lexington Corporate Properties Trust (d)	185,200	1,555,680
MPG Office Trust, Inc. (a)	5,300	17,543
		2,429,642
Residential REITs - 2.9%
American Campus Communities, Inc.	3,800	141,436
Apartment Investment & Management Co. Class A	52,141	1,423,449
AvalonBay Communities, Inc.	1,000	134,190
Camden Property Trust (SBI)	10,500	704,235
Campus Crest Communities, Inc.	1,100	13,178
Essex Property Trust, Inc.	200	28,072

	Shares	Value
Home Properties, Inc.	2,200	$ 144,144
Post Properties, Inc.	3,300	139,920
UDR, Inc.	38,000	999,780
		3,728,404
Retail REITs - 0.2%
Federal Realty Investment Trust (SBI)	1,600	139,744
Kimco Realty Corp.	7,300	138,919
Simon Property Group, Inc.	100	12,051
		290,714
Specialized REITs - 3.8%
HCP, Inc.	36,800	1,351,664
Host Hotels & Resorts, Inc.	900	14,265
Public Storage	19,746	2,362,214
Strategic Hotel & Resorts, Inc. (a)	72,657	494,068
Sunstone Hotel Investors, Inc. (a)	14,000	124,740
U-Store-It Trust	12,800	136,320
Ventas, Inc.	3,135	169,698
Weyerhaeuser Co.	13,400	267,866
		4,920,835
TOTAL REAL ESTATE INVESTMENT TRUSTS		16,194,495
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
Diversified Real Estate Activities - 0.0%
The St. Joe Co. (a)	100	1,771
Real Estate Operating Companies - 0.4%
Castellum AB	30,200	438,227
Thomas Properties Group, Inc. (a)	2,262	7,352
		445,579
Real Estate Services - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	42,521	926,958
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,374,308
SOFTWARE - 0.0%
Application Software - 0.0%
Fair Isaac Corp.	100	2,975
SPECIALTY RETAIL - 0.2%
Home Improvement Retail - 0.2%
Home Depot, Inc.	6,600	230,538
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Brookline Bancorp, Inc., Delaware	800	6,840
Carver Bancorp, Inc.	100	56
Cheviot Financial Corp.	8,880	74,059
Hudson City Bancorp, Inc.	800	6,600
People's United Financial, Inc.	1,100	13,948
		101,503
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
American Tower Corp. Class A (a)	300	$ 15,759
TOTAL COMMON STOCKS (Cost $134,804,120)		127,625,330
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 0.14% (b)	5,386,376	5,386,376
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,376,248	2,376,248
TOTAL MONEY MARKET FUNDS (Cost $7,762,624)		7,762,624
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $142,566,744)		135,387,954
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(5,576,275)
NET ASSETS - 100%		$ 129,811,679
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,845
Fidelity Securities Lending Cash Central Fund	25,052
Total	$ 28,897
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 127,625,330	$ 127,488,924	$ 136,406	$ -
Money Market Funds	7,762,624	7,762,624	-	-
Total Investments in Securities:	$ 135,387,954	$ 135,251,548	$ 136,406	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.3%
Bermuda	8.3%
Ireland	2.9%
Brazil	2.2%
Singapore	1.7%
China	1.3%
Switzerland	1.1%
Others (Individually Less Than 1%)	1.2%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $79,374,743 of which $55,672,202, $23,251,884 and $450,657 will expire in fiscal 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $2,786,796 of losses recognized during the period November 1, 2010, to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $2,260,403) - See accompanying schedule: Unaffiliated issuers (cost $134,804,120)	$ 127,625,330
Fidelity Central Funds (cost $7,762,624)	7,762,624
Total Investments (cost $142,566,744)		$ 135,387,954
Receivable for investments sold		9,766,519
Receivable for fund shares sold		171,966
Dividends receivable		105,235
Distributions receivable from Fidelity Central Funds		1,937
Other receivables		33,601
Total assets		145,467,212

Liabilities
Payable for investments purchased	$ 12,349,827
Payable for fund shares redeemed	735,040
Accrued management fee	62,472
Distribution and service plan fees payable	51,880
Other affiliated payables	38,206
Other payables and accrued expenses	41,860
Collateral on securities loaned, at value	2,376,248
Total liabilities		15,655,533

Net Assets		$ 129,811,679
Net Assets consist of:
Paid in capital		$ 220,860,111
Accumulated net investment loss		(116,048)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,753,065)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,179,319)
Net Assets		$ 129,811,679

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($63,937,051 ÷ 6,352,907 shares)	$ 10.06

Maximum offering price per share (100/94.25 of $10.06)	$ 10.67
Class T: Net Asset Value and redemption price per share ($27,037,118 ÷ 2,700,700 shares)	$ 10.01

Maximum offering price per share (100/96.50 of $10.01)	$ 10.37
Class B: Net Asset Value and offering price per share ($7,479,552 ÷ 768,438 shares)A	$ 9.73

Class C: Net Asset Value and offering price per share ($23,195,919 ÷ 2,404,480 shares)A	$ 9.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,162,039 ÷ 793,803 shares)	$ 10.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 1,400,049
Interest		1
Income from Fidelity Central Funds		28,897
Total income		1,428,947

Expenses
Management fee	$ 814,992
Transfer agent fees	439,873
Distribution and service plan fees	705,505
Accounting and security lending fees	59,225
Custodian fees and expenses	39,068
Independent trustees' compensation	859
Registration fees	67,268
Audit	50,338
Legal	921
Miscellaneous	1,475
Total expenses before reductions	2,179,524
Expense reductions	(68,182)	2,111,342
Net investment income (loss)		(682,395)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $43)	(792,828)
Investment not meeting investment restrictions	350
Foreign currency transactions	(149,732)
Total net realized gain (loss)		(942,210)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,517,330)
Assets and liabilities in foreign currencies	(1,509)
Total change in net unrealized appreciation (depreciation)		(2,518,839)
Net gain (loss)		(3,461,049)
Net increase (decrease) in net assets resulting from operations		$ (4,143,444)

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (682,395)	$ (567,469)
Net realized gain (loss)	(942,210)	36,190,039
Change in net unrealized appreciation (depreciation)	(2,518,839)	(22,169,228)
Net increase (decrease) in net assets resulting from operations	(4,143,444)	13,453,342
Distributions to shareholders from net investment income	-	(1,313,190)
Share transactions - net increase (decrease)	(16,036,954)	(11,450,926)
Redemption fees	4,715	4,230
Total increase (decrease) in net assets	(20,175,683)	693,456

Net Assets
Beginning of period	149,987,362	149,293,906
End of period (including accumulated net investment loss of $116,048 and undistributed net investment income of $0, respectively).	$ 129,811,679	$ 149,987,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.35	$ 9.53	$ 13.18	$ 21.02	$ 23.34
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	.19	.30	.23
Net realized and unrealized gain (loss)	(.27)	.93	(3.58)	(6.41)	.92
Total from investment operations	(.29)	.92	(3.39)	(6.11)	1.15
Distributions from net investment income	-	(.10)	(.24)	(.27)	(.22)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.10)	(.26)	(1.73)	(3.47) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.06	$ 10.35	$ 9.53	$ 13.18	$ 21.02
Total Return A, B	(2.80)%	9.61%	(25.87)%	(31.67)%	4.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.27%	1.29%	1.21%	1.23%
Expenses net of fee waivers, if any	1.26%	1.27%	1.29%	1.21%	1.23%
Expenses net of all reductions	1.21%	1.22%	1.28%	1.21%	1.22%
Net investment income (loss)	(.24)%	(.09)%	2.12%	1.75%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,937	$ 69,723	$ 68,245	$ 90,037	$ 106,722
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.32	$ 9.52	$ 13.14	$ 20.94	$ 23.26
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	.16	.26	.18
Net realized and unrealized gain (loss)	(.26)	.92	(3.56)	(6.41)	.91
Total from investment operations	(.31)	.88	(3.40)	(6.15)	1.09
Distributions from net investment income	-	(.08)	(.20)	(.19)	(.16)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.08)	(.22)	(1.65)	(3.41) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.01	$ 10.32	$ 9.52	$ 13.14	$ 20.94
Total Return A, B	(3.00)%	9.26%	(26.00)%	(31.85)%	4.25%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.53%	1.55%	1.47%	1.46%
Expenses net of fee waivers, if any	1.52%	1.53%	1.55%	1.47%	1.46%
Expenses net of all reductions	1.47%	1.47%	1.54%	1.47%	1.46%
Net investment income (loss)	(.49)%	(.35)%	1.86%	1.50%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,037	$ 33,310	$ 34,927	$ 53,526	$ 95,426
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.33	$ 12.85	$ 20.44	$ 22.75
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	.12	.18	.06
Net realized and unrealized gain (loss)	(.26)	.91	(3.50)	(6.29)	.89
Total from investment operations	(.36)	.82	(3.38)	(6.11)	.95
Distributions from net investment income	-	(.06)	(.12)	(.04)	(.02)
Distributions from net realized gain	-	-	(.02)	(1.44)	(3.25)
Total distributions	-	(.06)	(.14)	(1.48)	(3.26) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.73	$ 10.09	$ 9.33	$ 12.85	$ 20.44
Total Return A, B	(3.57)%	8.78%	(26.35)%	(32.21)%	3.71%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	2.02%	2.04%	1.96%	1.98%
Expenses net of fee waivers, if any	2.01%	2.02%	2.04%	1.96%	1.98%
Expenses net of all reductions	1.96%	1.97%	2.03%	1.96%	1.98%
Net investment income (loss)	(.98)%	(.85)%	1.38%	1.01%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,480	$ 10,992	$ 12,477	$ 20,420	$ 64,837
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 9.25	$ 12.78	$ 20.40	$ 22.74
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	.12	.17	.06
Net realized and unrealized gain (loss)	(.25)	.90	(3.48)	(6.24)	.90
Total from investment operations	(.35)	.81	(3.36)	(6.07)	.96
Distributions from net investment income	-	(.06)	(.15)	(.09)	(.05)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.06)	(.17)	(1.55)	(3.30) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.65	$ 10.00	$ 9.25	$ 12.78	$ 20.40
Total Return A, B	(3.50)%	8.79%	(26.38)%	(32.18)%	3.75%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	2.02%	2.04%	1.96%	1.94%
Expenses net of fee waivers, if any	2.01%	2.02%	2.04%	1.96%	1.94%
Expenses net of all reductions	1.96%	1.96%	2.03%	1.96%	1.94%
Net investment income (loss)	(.99)%	(.84)%	1.37%	1.01%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,196	$ 30,804	$ 29,849	$ 37,777	$ 55,219
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 9.69	$ 13.38	$ 21.32	$ 23.63
Income from Investment Operations
Net investment income (loss) B	.01	.02	.21	.36	.31
Net realized and unrealized gain (loss)	(.28)	.95	(3.63)	(6.51)	.93
Total from investment operations	(.27)	.97	(3.42)	(6.15)	1.24
Distributions from net investment income	-	(.11)	(.25)	(.33)	(.30)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.11)	(.27)	(1.79)	(3.55) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.28	$ 10.55	$ 9.69	$ 13.38	$ 21.32
Total Return A	(2.56)%	9.99%	(25.68)%	(31.47)%	4.88%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	.99%	1.04%	.93%	.89%
Expenses net of fee waivers, if any	.96%	.99%	1.04%	.93%	.89%
Expenses net of all reductions	.91%	.94%	1.03%	.92%	.88%
Net investment income (loss)	.07%	.19%	2.37%	2.04%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,162	$ 5,158	$ 3,797	$ 5,819	$ 8,474
Portfolio turnover rate D	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, passive foreign investment companies (PFIC), equity-debt classifications, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,798,219
Gross unrealized depreciation	(10,684,574)
Net unrealized appreciation (depreciation) on securities and other investments	$ (8,886,355)

Tax Cost	$ 144,274,309

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (79,374,743)
Net unrealized appreciation (depreciation)	$ (8,886,884)

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ -	$ 1,313,190

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $369,637,585 and $388,315,677, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 176,564	$ 22,382
Class T	.25%	.25%	157,692	732
Class B	.75%	.25%	93,556	70,295
Class C	.75%	.25%	277,693	39,629
			$ 705,505	$ 133,038

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,057
Class T	5,686
Class B*	23,237
Class C*	5,433
$ 88,413

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 213,053.30
Class T	97,782.31
Class B	28,168.30
Class C	83,593.30
Institutional Class	17,277.25
	$ 439,873

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,705 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $498 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,052. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $68,182 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ -	$ 686,640
Class T	-	298,090
Class B	-	78,308
Class C	-	206,470
Institutional Class	-	43,682
Total	$ -	$ 1,313,190

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	2,161,457	2,082,714	$ 22,928,387	$ 22,402,196
Reinvestment of distributions	-	58,808	-	610,428
Shares redeemed	(2,543,428)	(2,567,565)	(27,053,427)	(27,335,650)
Net increase (decrease)	(381,971)	(426,043)	$ (4,125,040)	$ (4,323,026)
Class T
Shares sold	432,428	481,524	$ 4,608,539	$ 5,227,941
Reinvestment of distributions	-	27,047	-	280,751
Shares redeemed	(958,085)	(952,462)	(10,097,220)	(10,134,806)
Net increase (decrease)	(525,657)	(443,891)	$ (5,488,681)	$ (4,626,114)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class B
Shares sold	48,520	217,909	$ 510,105	$ 2,331,426
Reinvestment of distributions	-	6,452	-	65,677
Shares redeemed	(369,736)	(472,669)	(3,763,785)	(4,904,869)
Net increase (decrease)	(321,216)	(248,308)	$ (3,253,680)	$ (2,507,766)
Class C
Shares sold	446,364	749,668	$ 4,631,347	$ 8,032,665
Reinvestment of distributions	-	17,064	-	172,172
Shares redeemed	(1,122,959)	(913,840)	(11,383,791)	(9,328,999)
Net increase (decrease)	(676,595)	(147,108)	$ (6,752,444)	$ (1,124,162)
Institutional Class
Shares sold	691,657	278,977	$ 7,779,752	$ 3,114,760
Reinvestment of distributions	-	3,007	-	31,721
Shares redeemed	(387,007)	(184,671)	(4,196,861)	(2,016,339)
Net increase (decrease)	304,650	97,313	$ 3,582,891	$ 1,130,142

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	26.92%	5.01%	4.07%
Class T (incl. 3.50% sales charge)	29.64%	5.24%	4.05%
Class B (incl. contingent deferred sales charge) A	28.66%	5.14%	4.14%
Class C (incl. contingent deferred sales charge) B	32.66%	5.49%	3.95%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Edward Yoon, Portfolio Manager of Fidelity Advisor® Health Care Fund: For the 12 months ending July 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 34.67%, 34.34%, 33.66% and 33.66%, respectively (excluding sales charges), decisively outperforming both the 23.86% gain of the MSCI® U.S. IM Health Care 25/50 Index and the smaller rise of the broadly based S&P 500® Index. My choices within pharmaceuticals provided a big boost versus the sector benchmark, led by an out-of-benchmark investment in Valeant Pharmaceuticals International and underweightings in weak-performing large-cap names such as Johnson & Johnson and Abbott Laboratories. Positioning in life science tools/services, such as Illumina (genetic analysis technology) and Agilent Technologies (food and water testing), also helped. Good picks in biotechnology - Alexion Pharmaceuticals (blood disease) and ARIAD Pharmaceuticals (cancer) - contributed as well. On the other hand, underweighting the top-performing managed health care industry - including UnitedHealth Group and WellPoint - and large-cap drugmaker Pfizer notably detracted. An untimely overweighting in Community Health Systems (acute care hospitals) also hurt, as did an out-of-index position in WebMD Health (online medical information). I sold some of the above stocks during the period.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2011, the fund's Institutional Class shares returned 35.00%, decisively outperforming both the 23.86% gain of the MSCI® U.S. IM Health Care 25/50 Index and the smaller advance of the broadly based S&P 500® Index. My choices within pharmaceuticals provided a big boost versus the sector benchmark, led by an out-of-benchmark investment in Valeant Pharmaceuticals International and underweightings in weak-performing large-cap names such as Johnson & Johnson and Abbott Laboratories. Positioning in life science tools/services, such as Illumina (genetic analysis technology) and Agilent Technologies (food and water testing), also helped. Good picks in biotechnology - Alexion Pharmaceuticals (blood disease) and ARIAD Pharmaceuticals (cancer) - contributed as well. On the other hand, underweighting the top-performing managed health care industry - including UnitedHealth Group and WellPoint - and large-cap drugmaker Pfizer notably detracted. An untimely overweighting in Community Health Systems (acute care hospitals) also hurt, as did an out-of-index position in WebMD Health (online medical information). I sold some of the above stocks during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.18%
Actual		$ 1,000.00	$ 1,082.50	$ 6.09
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.42%
Actual		$ 1,000.00	$ 1,081.60	$ 7.33
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.93%
Actual		$ 1,000.00	$ 1,078.20	$ 9.94
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.88%
Actual		$ 1,000.00	$ 1,078.90	$ 9.69
Hypothetical A		$ 1,000.00	$ 1,015.47	$ 9.39
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,084.10	$ 4.44
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	6.3	4.9
Baxter International, Inc.	5.1	0.6
Amgen, Inc.	5.0	2.5
Thermo Fisher Scientific, Inc.	3.4	2.4
Medco Health Solutions, Inc.	2.9	6.5
Boston Scientific Corp.	2.8	0.9
Sanofi-Aventis sponsored ADR	2.8	0.0
Valeant Pharmaceuticals International, Inc. (Canada)	2.8	2.9
Illumina, Inc.	2.7	6.4
Alexion Pharmaceuticals, Inc.	2.6	2.1
	36.4
Top Industries (% of fund's net assets)
As of July 31, 2011
Health Care Equipment & Supplies	23.1%
Biotechnology	21.9%
Health Care Providers & Services	21.4%
Pharmaceuticals	15.3%
Life Sciences Tools & Services	9.7%
All Others*	8.6%

As of January 31, 2011
Health Care Providers & Services	22.5%
Biotechnology	19.7%
Health Care Equipment & Supplies	18.7%
Life Sciences Tools & Services	16.3%
Pharmaceuticals	15.3%
All Others*	7.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
BIOTECHNOLOGY - 21.9%
Biotechnology - 21.9%
Achillion Pharmaceuticals, Inc. (a)	269,100	$ 1,994,031
Acorda Therapeutics, Inc. (a)	135,027	3,834,767
Affymax, Inc. (a)	103,500	684,135
Alexion Pharmaceuticals, Inc. (a)	224,186	12,733,765
AMAG Pharmaceuticals, Inc. (a)(d)	51,800	767,158
Amgen, Inc.	450,512	24,643,006
Anthera Pharmaceuticals, Inc. (a)	226,988	1,809,094
Ardea Biosciences, Inc. (a)	175,000	4,095,000
ARIAD Pharmaceuticals, Inc. (a)	359,985	4,280,222
AVEO Pharmaceuticals, Inc. (a)	58,354	1,115,145
Biogen Idec, Inc. (a)	73,279	7,464,932
BioMarin Pharmaceutical, Inc. (a)	400,000	12,492,000
Chelsea Therapeutics International Ltd. (a)	222,100	1,114,942
Dynavax Technologies Corp. (a)(d)	650,000	1,820,000
Gilead Sciences, Inc. (a)	145,768	6,174,732
Human Genome Sciences, Inc. (a)	94,000	1,974,940
Idenix Pharmaceuticals, Inc. (a)	1,600	10,688
Incyte Corp. (a)(d)	86,582	1,509,990
Inhibitex, Inc. (a)	267,200	1,106,208
Medivir AB (B Shares) (a)	101,300	2,012,524
Micromet, Inc. (a)(d)	103,300	584,678
Neurocrine Biosciences, Inc. (a)	146,300	1,130,899
NPS Pharmaceuticals, Inc. (a)	129,800	1,253,868
Seattle Genetics, Inc. (a)(d)	101,257	1,724,407
Targacept, Inc. (a)	130,715	2,671,815
Theravance, Inc. (a)(d)	155,400	3,322,452
United Therapeutics Corp. (a)	88,848	5,098,098
YM Biosciences, Inc. (a)	204,900	482,547
		107,906,043
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc.	222,555	1,270,789
Stewart Enterprises, Inc. Class A	154,043	1,070,599
		2,341,388
FOOD & STAPLES RETAILING - 1.8%
Drug Retail - 1.8%
CVS Caremark Corp.	144,300	5,245,305
Droga Raia SA	21,000	389,215
Drogasil SA	178,800	1,440,820
Rite Aid Corp. (a)	1,332,400	1,732,120
		8,807,460
HEALTH CARE EQUIPMENT & SUPPLIES - 23.1%
Health Care Equipment - 21.3%
Baxter International, Inc.	427,500	24,867,675
Boston Scientific Corp. (a)	1,958,211	14,020,791

	Shares	Value
C. R. Bard, Inc.	96,910	$ 9,563,079
Conceptus, Inc. (a)	155,400	1,770,006
Covidien PLC	607,954	30,877,985
Cyberonics, Inc. (a)	65,720	1,783,641
Edwards Lifesciences Corp. (a)	130,452	9,307,750
Genmark Diagnostics, Inc. (a)	27,400	136,178
HeartWare International, Inc. (a)	29,000	1,926,760
Integra LifeSciences Holdings Corp. (a)	60,101	2,708,752
Masimo Corp.	111,071	3,085,552
Orthofix International NV (a)	43,205	1,824,547
William Demant Holding A/S (a)	31,869	2,796,578
		104,669,294
Health Care Supplies - 1.8%
Endologix, Inc. (a)	270,000	2,451,600
The Cooper Companies, Inc.	81,850	6,260,707
		8,712,307
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		113,381,601
HEALTH CARE PROVIDERS & SERVICES - 21.4%
Health Care Distributors & Services - 2.2%
Amplifon SpA	269,971	1,732,396
McKesson Corp.	112,591	9,133,382
		10,865,778
Health Care Facilities - 2.8%
Emeritus Corp. (a)	95,575	1,878,049
Hanger Orthopedic Group, Inc. (a)	89,965	1,890,165
HCA Holdings, Inc.	122,100	3,257,628
HealthSouth Corp. (a)	133,200	3,250,080
LCA-Vision, Inc. (a)	191,300	805,373
Sunrise Senior Living, Inc. (a)(d)	291,509	2,571,109
		13,652,404
Health Care Services - 10.7%
Accretive Health, Inc. (a)(d)	178,045	5,348,472
Express Scripts, Inc. (a)	225,486	12,234,870
Fresenius Medical Care AG & Co. KGaA	73,100	5,610,007
Laboratory Corp. of America Holdings (a)	22,300	2,023,948
Medco Health Solutions, Inc. (a)	224,975	14,146,428
MEDNAX, Inc. (a)	42,600	2,903,616
Omnicare, Inc.	247,500	7,548,750
Sun Healthcare Group, Inc. (a)	72,332	506,324
Team Health Holdings, Inc. (a)	111,000	2,443,110
		52,765,525
Managed Health Care - 5.7%
CIGNA Corp.	156,200	7,774,074
Humana, Inc.	32,900	2,453,682
UnitedHealth Group, Inc.	133,967	6,648,782
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
Universal American Spin Corp. (a)	106,100	$ 1,009,011
WellPoint, Inc.	145,600	9,835,280
		27,720,829
TOTAL HEALTH CARE PROVIDERS & SERVICES		105,004,536
HEALTH CARE TECHNOLOGY - 1.8%
Health Care Technology - 1.8%
Allscripts-Misys Healthcare Solutions, Inc. (a)	261,443	4,745,190
athenahealth, Inc. (a)	68,000	3,997,720
		8,742,910
INTERNET SOFTWARE & SERVICES - 0.8%
Internet Software & Services - 0.8%
WebMD Health Corp. (a)	112,457	3,964,109
LIFE SCIENCES TOOLS & SERVICES - 9.7%
Life Sciences Tools & Services - 9.7%
Agilent Technologies, Inc. (a)	112,412	4,739,290
Bruker BioSciences Corp. (a)	233,145	4,014,757
Covance, Inc. (a)	62,193	3,560,549
Illumina, Inc. (a)(d)	209,348	13,073,783
QIAGEN NV (a)	155,886	2,640,709
Sequenom, Inc. (a)(d)	400,000	2,824,000
Thermo Fisher Scientific, Inc. (a)	279,259	16,780,673
		47,633,761
MACHINERY - 0.0%
Industrial Machinery - 0.0%
Pall Corp.	3,700	183,446
PERSONAL PRODUCTS - 0.3%
Personal Products - 0.3%
Prestige Brands Holdings, Inc. (a)	138,572	1,693,350
PHARMACEUTICALS - 15.2%
Pharmaceuticals - 15.2%
Cardiome Pharma Corp. (a)	279,000	1,387,115
Columbia Laboratories, Inc. (a)(d)	260,000	743,600
Elan Corp. PLC sponsored ADR (a)	222,100	2,456,426
Eli Lilly & Co.	113,500	4,347,050
Medicis Pharmaceutical Corp. Class A	124,103	4,614,150
Merck & Co., Inc.	314,595	10,737,127
Optimer Pharmaceuticals, Inc. (a)(d)	112,454	1,189,763
Perrigo Co.	31,482	2,843,139
Pfizer, Inc.	221,488	4,261,429
Sanofi-Aventis sponsored ADR (d)	360,000	13,950,000
Shire PLC sponsored ADR	116,600	12,126,400
Valeant Pharmaceuticals International, Inc. (Canada) (d)	247,504	13,623,859

	Shares	Value
Watson Pharmaceuticals, Inc. (a)	22,300	$ 1,496,999
XenoPort, Inc. (a)	118,900	843,001
		74,620,058
PROFESSIONAL SERVICES - 0.5%
Research & Consulting Services - 0.5%
Qualicorp SA	261,000	2,439,724
SOFTWARE - 0.9%
Application Software - 0.9%
Nuance Communications, Inc. (a)	222,100	4,444,221
TOTAL COMMON STOCKS (Cost $400,332,212)		481,162,607
Convertible Preferred Stocks - 0.1%

PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (e) (Cost $562,611)	80,373	562,611
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 0.14% (b)	8,010,155	8,010,155
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	36,716,410	36,716,410
TOTAL MONEY MARKET FUNDS (Cost $44,726,565)		44,726,565
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $445,621,388)		526,451,783
NET OTHER ASSETS (LIABILITIES) - (7.1)%		(34,785,348)
NET ASSETS - 100%		$ 491,666,435
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $562,611 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 562,611
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,760
Fidelity Securities Lending Cash Central Fund	136,970
Total	$ 151,730
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 481,162,607	$ 475,552,600	$ 5,610,007	$ -
Convertible Preferred Stocks	562,611	-	-	562,611
Money Market Funds	44,726,565	44,726,565	-	-
Total Investments in Securities:	$ 526,451,783	$ 520,279,165	$ 5,610,007	$ 562,611
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	562,611
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 562,611
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.9%
Ireland	6.8%
Canada	3.2%
France	2.8%
Bailiwick of Jersey	2.5%
Germany	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $35,901,127) - See accompanying schedule: Unaffiliated issuers (cost $400,894,823)	$ 481,725,218
Fidelity Central Funds (cost $44,726,565)	44,726,565
Total Investments (cost $445,621,388)		$ 526,451,783
Receivable for investments sold		17,083,599
Receivable for fund shares sold		1,842,936
Dividends receivable		177,130
Distributions receivable from Fidelity Central Funds		6,266
Other receivables		13,596
Total assets		545,575,310

Liabilities
Payable for investments purchased	$ 13,562,285
Payable for fund shares redeemed	3,039,923
Accrued management fee	233,640
Distribution and service plan fees payable	186,071
Other affiliated payables	131,421
Other payables and accrued expenses	39,125
Collateral on securities loaned, at value	36,716,410
Total liabilities		53,908,875

Net Assets		$ 491,666,435
Net Assets consist of:
Paid in capital		$ 363,569,109
Accumulated net investment loss		(43,728)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,307,880
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,833,174
Net Assets		$ 491,666,435

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($224,703,681 ÷ 8,776,018 shares)	$ 25.60

Maximum offering price per share (100/94.25 of $25.60)	$ 27.16
Class T: Net Asset Value and redemption price per share ($123,606,030 ÷ 4,985,098 shares)	$ 24.80

Maximum offering price per share (100/96.50 of $24.80)	$ 25.70
Class B: Net Asset Value and offering price per share ($20,364,553 ÷ 879,539 shares)A	$ 23.15

Class C: Net Asset Value and offering price per share ($77,749,390 ÷ 3,364,057 shares)A	$ 23.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($45,242,781 ÷ 1,694,840 shares)	$ 26.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 3,129,981
Interest		2,132
Income from Fidelity Central Funds		151,730
Total income		3,283,843

Expenses
Management fee	$ 2,465,724
Transfer agent fees	1,289,266
Distribution and service plan fees	2,036,212
Accounting and security lending fees	176,168
Custodian fees and expenses	36,735
Independent trustees' compensation	2,425
Registration fees	69,039
Audit	53,594
Legal	2,862
Interest	331
Miscellaneous	4,716
Total expenses before reductions	6,137,072
Expense reductions	(36,903)	6,100,169
Net investment income (loss)		(2,816,326)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	84,585,715
Foreign currency transactions	(39,958)
Total net realized gain (loss)		84,545,757
Change in net unrealized appreciation (depreciation) on: Investment securities	41,590,093
Assets and liabilities in foreign currencies	7,055
Total change in net unrealized appreciation (depreciation)		41,597,148
Net gain (loss)		126,142,905
Net increase (decrease) in net assets resulting from operations		$ 123,326,579

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,816,326)	$ (2,420,957)
Net realized gain (loss)	84,545,757	38,061,892
Change in net unrealized appreciation (depreciation)	41,597,148	5,982,346
Net increase (decrease) in net assets resulting from operations	123,326,579	41,623,281
Share transactions - net increase (decrease)	(10,714,611)	(51,082,260)
Redemption fees	9,972	6,564
Total increase (decrease) in net assets	112,621,940	(9,452,415)

Net Assets
Beginning of period	379,044,495	388,496,910
End of period (including accumulated net investment loss of $43,728 and undistributed net investment income of $0, respectively)	$ 491,666,435	$ 379,044,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.01	$ 17.15	$ 19.72	$ 22.90	$ 23.77
Income from Investment Operations
Net investment income (loss) C	(.10)	(.07)	.02	(.03)	(.03)
Net realized and unrealized gain (loss)	6.69	1.93	(2.22)	(1.08)	1.91
Total from investment operations	6.59	1.86	(2.20)	(1.11)	1.88
Distributions from net realized gain	-	-	(.37)	(2.07)	(2.75)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.60	$ 19.01	$ 17.15	$ 19.72	$ 22.90
Total Return A, B	34.67%	10.85%	(11.37)%	(5.64)%	8.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.22%	1.23%	1.20%	1.22%
Expenses net of fee waivers, if any	1.19%	1.22%	1.23%	1.20%	1.22%
Expenses net of all reductions	1.18%	1.21%	1.23%	1.19%	1.21%
Net investment income (loss)	(.43)%	(.36)%	.11%	(.13)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,704	$ 179,586	$ 177,890	$ 220,888	$ 234,656
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.46	$ 16.69	$ 19.26	$ 22.39	$ 23.26
Income from Investment Operations
Net investment income (loss) C	(.16)	(.12)	(.02)	(.08)	(.09)
Net realized and unrealized gain (loss)	6.50	1.89	(2.18)	(1.06)	1.87
Total from investment operations	6.34	1.77	(2.20)	(1.14)	1.78
Distributions from net realized gain	-	-	(.37)	(1.99)	(2.65)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.80	$ 18.46	$ 16.69	$ 19.26	$ 22.39
Total Return A, B	34.34%	10.61%	(11.65)%	(5.86)%	8.25%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.47%	1.49%	1.46%	1.48%
Expenses net of fee waivers, if any	1.44%	1.47%	1.49%	1.46%	1.48%
Expenses net of all reductions	1.43%	1.46%	1.49%	1.45%	1.47%
Net investment income (loss)	(.69)%	(.62)%	(.15)%	(.40)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,606	$ 100,883	$ 103,772	$ 143,237	$ 186,628
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.32	$ 15.74	$ 18.27	$ 21.29	$ 22.17
Income from Investment Operations
Net investment income (loss) C	(.25)	(.20)	(.09)	(.18)	(.20)
Net realized and unrealized gain (loss)	6.08	1.78	(2.07)	(.99)	1.79
Total from investment operations	5.83	1.58	(2.16)	(1.17)	1.59
Distributions from net realized gain	-	-	(.37)	(1.85)	(2.47)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.15	$ 17.32	$ 15.74	$ 18.27	$ 21.29
Total Return A, B	33.66%	10.04%	(12.07)%	(6.30)%	7.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.97%	1.98%	1.95%	1.99%
Expenses net of fee waivers, if any	1.94%	1.97%	1.98%	1.95%	1.99%
Expenses net of all reductions	1.93%	1.96%	1.98%	1.94%	1.98%
Net investment income (loss)	(1.19)%	(1.11)%	(.64)%	(.89)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,365	$ 23,543	$ 29,381	$ 55,589	$ 113,384
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.29	$ 15.70	$ 18.23	$ 21.29	$ 22.24
Income from Investment Operations
Net investment income (loss) C	(.24)	(.19)	(.09)	(.17)	(.19)
Net realized and unrealized gain (loss)	6.06	1.78	(2.07)	(1.00)	1.79
Total from investment operations	5.82	1.59	(2.16)	(1.17)	1.60
Distributions from net realized gain	-	-	(.37)	(1.89)	(2.55)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.11	$ 17.29	$ 15.70	$ 18.23	$ 21.29
Total Return A, B	33.66%	10.13%	(12.09)%	(6.31)%	7.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.94%	1.98%	1.94%	1.94%
Expenses net of fee waivers, if any	1.90%	1.94%	1.98%	1.94%	1.94%
Expenses net of all reductions	1.89%	1.93%	1.98%	1.94%	1.93%
Net investment income (loss)	(1.15)%	(1.08)%	(.64)%	(.88)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,749	$ 60,861	$ 64,002	$ 83,133	$ 105,519
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.77	$ 17.78	$ 20.39	$ 23.62	$ 24.43
Income from Investment Operations
Net investment income (loss) B	(.03)	(.02)	.06	.03	.05
Net realized and unrealized gain (loss)	6.95	2.01	(2.30)	(1.12)	1.96
Total from investment operations	6.92	1.99	(2.24)	(1.09)	2.01
Distributions from net realized gain	-	-	(.37)	(2.14)	(2.82)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 26.69	$ 19.77	$ 17.78	$ 20.39	$ 23.62
Total Return A	35.00%	11.19%	(11.19)%	(5.36)%	8.90%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.96%	.98%	.93%	.88%
Expenses net of fee waivers, if any	.89%	.96%	.98%	.93%	.88%
Expenses net of all reductions	.88%	.95%	.98%	.92%	.87%
Net investment income (loss)	(.13)%	(.10)%	.36%	.14%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,243	$ 14,172	$ 13,452	$ 18,825	$ 22,174
Portfolio turnover rate D	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 92,525,825
Gross unrealized depreciation	(12,824,408)
Net unrealized appreciation (depreciation) on securities and other investments	$ 79,701,417

Tax Cost	$ 446,750,366

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 48,436,859
Net unrealized appreciation (depreciation)	$ 79,704,196

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $537,309,093 and $549,592,335, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 520,630	$ 5,536
Class T	.25%	.25%	586,852	1,478
Class B	.75%	.25%	225,260	169,566
Class C	.75%	.25%	703,470	43,391
			$ 2,036,212	$ 219,971

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44,219
Class T	13,313
Class B*	35,464
Class C*	2,266
$ 95,262

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 622,891.30
Class T	353,675.30
Class B	67,583.30
Class C	185,486.26
Institutional Class	59,631.25
	$ 1,289,266

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,768 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,447,400.37%		$ 331

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,443 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan,

Annual Report

8. Security Lending - continued

the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $25 from securities loaned to FCM. Total security lending income during the period amounted to $136,970.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $36,903 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	2,257,884	1,348,328	$ 55,506,569	$ 26,342,454
Shares redeemed	(2,927,010)	(2,277,034)	(69,236,135)	(43,802,733)
Net increase (decrease)	(669,126)	(928,706)	$ (13,729,566)	$ (17,460,279)
Class T
Shares sold	610,720	653,249	$ 14,273,371	$ 12,596,630
Shares redeemed	(1,090,770)	(1,405,398)	(24,737,327)	(26,754,410)
Net increase (decrease)	(480,050)	(752,149)	$ (10,463,956)	$ (14,157,780)
Class B
Shares sold	46,091	142,178	$ 1,030,863	$ 2,538,751
Shares redeemed	(525,569)	(649,613)	(10,871,447)	(11,572,231)
Net increase (decrease)	(479,478)	(507,435)	$ (9,840,584)	$ (9,033,480)
Class C
Shares sold	524,474	307,711	$ 11,843,311	$ 5,532,717
Shares redeemed	(681,222)	(862,744)	(14,258,065)	(15,167,135)
Net increase (decrease)	(156,748)	(555,033)	$ (2,414,754)	$ (9,634,418)
Institutional Class
Shares sold	1,277,086	188,384	$ 33,336,034	$ 3,842,212
Shares redeemed	(299,253)	(227,941)	(7,601,785)	(4,638,515)
Net increase (decrease)	977,833	(39,557)	$ 25,734,249	$ (796,303)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Industrials Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	12.72%	5.94%	8.03%
Class T (incl. 3.50% sales charge)C	15.11%	6.18%	8.01%
Class B (incl. contingent deferred sales charge) A, C	13.64%	6.06%	8.09%
Class C (incl. contingent deferred sales charge) B, C	17.69%	6.41%	7.87%

A Class B shares contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Industrials Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 19.59%, 19.28%, 18.64% and 18.69%, respectively (excluding sales charges), ahead of the 17.57% gain of the MSCI® U.S. IM Industrials 25/50 Index but a bit behind the S&P 500. Versus the MSCI index, solid picks in aerospace/defense, where I favored commercial aerospace firms and underweighted defense companies, bolstered performance. Negligible exposure to the weak-performing airline industry also aided performance. A large average underweighting made Boeing the fund's top individual contributor to relative performance, as delays in bringing the company's 787 Dreamliner® aircraft to market caused its stock to underperform. That said, I thought Boeing might be due for a stretch of outperformance, given the Dreamliner's projected completion date in 2012. Consequently, I added to the fund's stake in Boeing, making it our ninth-largest holding by period end. Other contributors included rail carrier Union Pacific, which generated record second-quarter earnings, despite severe flooding in the Midwest. During the period, the company also hiked its dividend and announced a new share repurchase plan. An out-of-index position in Mills Estruturas e Servicos de Engenharia, a Brazilian company providing scaffolding and concrete forms for the construction industry, also aided performance, as did timely ownership of mining equipment manufacturer Bucyrus International, which in November 2010 received a lucrative takeover bid from Caterpillar - a deal that was completed in July. Not owning weak-performing benchmark component Delta Air Lines helped as well. Conversely, security selection in industrial machinery detracted, as did the fund's foreign holdings, despite the tail wind from a weaker U.S. dollar. At the stock level, underweighting and ultimately selling rail carrier Norfolk Southern was a mistake in light of the stock's relatively strong performance. Although I thought its shares were fully valued, the company announced better-than-expected first- and second-quarter financial results, which rallied its stock. A small out-of-index position in China-based SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems, detracted and was sold from the fund. Overweighting Ingersoll-Rand, a manufacturer of climate control and refrigeration systems, worked well until the stock fell sharply near period end - partly on concern about a slowing U.S. economy.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: During the past year, the fund's Institutional Class shares returned 19.95%, ahead of the 17.57% gain of the MSCI® U.S. IM Industrials 25/50 Index and the S&P 500. Versus the MSCI index, solid picks in aerospace/defense, where I favored commercial aerospace firms and underweighted defense companies, bolstered performance. Negligible exposure to the weak-performing airline industry also aided performance. A large average underweighting made Boeing the fund's top individual contributor to relative performance, as delays in bringing the company's 787 Dreamliner® aircraft to market caused its stock to underperform. That said, I thought Boeing might be due for a stretch of outperformance, given the Dreamliner's projected completion date in 2012. Consequently, I added to the fund's stake in Boeing, making it our ninth-largest holding by period end. Other contributors included rail carrier Union Pacific, which generated record second-quarter earnings, despite severe flooding in the Midwest. During the period, the company also hiked its dividend and announced a new share repurchase plan. An out-of-index position in Mills Estruturas e Servicos de Engenharia, a Brazilian company providing scaffolding and concrete forms for the construction industry, also aided performance, as did timely ownership of mining equipment manufacturer Bucyrus International, which in November 2010 received a lucrative takeover bid from Caterpillar - a deal that was completed in July. Not owning weak-performing benchmark component Delta Air Lines helped as well. Conversely, security selection in industrial machinery detracted, as did the fund's foreign holdings, despite the tail wind from a weaker U.S. dollar. At the stock level, underweighting and ultimately selling rail carrier Norfolk Southern was a mistake in light of the stock's relatively strong performance. Although I thought its shares were fully valued, the company announced better-than-expected first- and second-quarter financial results, which rallied its stock. A small out-of-index position in China-based SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems, detracted and was sold from the fund. Overweighting Ingersoll-Rand, a manufacturer of climate control and refrigeration systems, worked well until the stock fell sharply near period end - partly on concern about a slowing U.S. economy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 962.20	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.37%
Actual		$ 1,000.00	$ 960.90	$ 6.66
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.85
Class B	1.92%
Actual		$ 1,000.00	$ 958.10	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.87%
Actual		$ 1,000.00	$ 958.60	$ 9.08
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Institutional Class	.83%
Actual		$ 1,000.00	$ 963.50	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.5	13.6
United Technologies Corp.	6.0	5.5
Union Pacific Corp.	5.0	3.6
Emerson Electric Co.	3.7	3.4
Danaher Corp.	3.7	2.6
Cummins, Inc.	3.3	2.0
Honeywell International, Inc.	3.2	3.0
Ingersoll-Rand Co. Ltd.	3.1	2.1
The Boeing Co.	2.9	2.3
Tyco International Ltd.	2.5	1.0
	46.9
Top Industries (% of fund's net assets)
As of July 31, 2011
Aerospace & Defense	21.9%
Industrial Conglomerates	21.8%
Machinery	16.7%
Electrical Equipment	11.8%
Construction & Engineering	6.9%
All Others*	20.9%

As of January 31, 2011
Machinery	20.2%
Industrial Conglomerates	19.5%
Aerospace & Defense	18.7%
Electrical Equipment	10.2%
Road & Rail	7.5%
All Others*	23.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Industrials Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AEROSPACE & DEFENSE - 21.9%
Aerospace & Defense - 21.9%
Esterline Technologies Corp. (a)	57,717	$ 4,407,847
GeoEye, Inc. (a)	46,916	1,874,763
Goodrich Corp.	78,500	7,468,490
Honeywell International, Inc.	281,495	14,947,385
MTU Aero Engines Holdings AG	16,274	1,205,175
Precision Castparts Corp.	50,014	8,071,259
Rockwell Collins, Inc.	133,497	7,354,350
Textron, Inc.	514,599	11,902,675
The Boeing Co.	194,284	13,691,193
TransDigm Group, Inc. (a)	39,587	3,565,601
United Technologies Corp.	342,886	28,404,676
		102,893,414
AIR FREIGHT & LOGISTICS - 0.8%
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	54,146	3,915,297
AIRLINES - 0.5%
Airlines - 0.5%
Copa Holdings SA Class A	38,000	2,493,180
AUTO COMPONENTS - 0.5%
Auto Parts & Equipment - 0.5%
TRW Automotive Holdings Corp. (a)	45,980	2,320,611
BUILDING PRODUCTS - 3.2%
Building Products - 3.2%
A.O. Smith Corp.	68,101	2,824,148
Armstrong World Industries, Inc.	63,500	2,508,250
Lennox International, Inc.	71,900	2,658,862
Owens Corning (a)	151,261	5,381,866
Quanex Building Products Corp.	94,727	1,484,372
		14,857,498
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Diversified Support Services - 0.6%
Ritchie Brothers Auctioneers, Inc. (d)	92,900	2,544,531
Environmental & Facility Services - 1.6%
Republic Services, Inc.	264,832	7,688,073
Office Services & Supplies - 0.4%
Mine Safety Appliances Co.	58,930	2,010,692
Security & Alarm Services - 0.5%
The Geo Group, Inc. (a)	100,641	2,093,333
TOTAL COMMERCIAL SERVICES & SUPPLIES		14,336,629
CONSTRUCTION & ENGINEERING - 6.9%
Construction & Engineering - 6.9%
AECOM Technology Corp. (a)	94,100	2,328,034
Aveng Ltd.	25,100	134,413
Dycom Industries, Inc. (a)	92,300	1,572,792
EMCOR Group, Inc. (a)	202,899	5,664,940

	Shares	Value
Fluor Corp.	89,060	$ 5,657,982
Foster Wheeler AG (a)	212,731	5,765,010
Jacobs Engineering Group, Inc. (a)	102,301	4,004,061
MYR Group, Inc. (a)	40,659	987,607
Quanta Services, Inc. (a)	201,000	3,722,520
SNC-Lavalin Group, Inc.	44,600	2,521,296
		32,358,655
ELECTRICAL EQUIPMENT - 11.6%
Electrical Components & Equipment - 10.7%
AMETEK, Inc.	112,500	4,781,250
Cooper Industries PLC Class A	103,823	5,430,981
Emerson Electric Co.	358,429	17,595,280
GrafTech International Ltd. (a)	361,000	6,952,860
Polypore International, Inc. (a)	26,300	1,788,400
Prysmian SpA	309,376	5,738,842
Regal-Beloit Corp.	43,912	2,662,385
Roper Industries, Inc.	61,400	5,012,082
		49,962,080
Heavy Electrical Equipment - 0.9%
Alstom SA	82,064	4,333,917
TOTAL ELECTRICAL EQUIPMENT		54,295,997
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Dresser-Rand Group, Inc. (a)	44,052	2,353,258
INDUSTRIAL CONGLOMERATES - 21.8%
Industrial Conglomerates - 21.8%
3M Co.	52,820	4,602,735
Carlisle Companies, Inc.	83,593	3,613,725
Danaher Corp.	354,282	17,398,789
General Electric Co.	3,529,350	63,210,657
Koninklijke Philips Electronics NV	66,500	1,651,637
Tyco International Ltd.	270,014	11,958,920
		102,436,463
MACHINERY - 16.7%
Construction & Farm Machinery & Heavy Trucks - 6.5%
Caterpillar, Inc.	47,394	4,682,053
Cummins, Inc.	145,524	15,262,557
Fiat Industrial SpA (a)	380,900	5,037,861
Jain Irrigation Systems Ltd.	987,235	3,889,987
Sauer-Danfoss, Inc. (a)	32,200	1,529,500
		30,401,958
Industrial Machinery - 10.2%
Actuant Corp. Class A	134,860	3,332,391
Charter International PLC	271,031	3,559,396
Flowserve Corp.	65,100	6,469,638
Graco, Inc.	72,800	3,198,104
Ingersoll-Rand Co. Ltd.	385,641	14,430,686
Nordson Corp.	6,300	321,489
Pall Corp.	85,113	4,219,903
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
SPX Corp.	70,300	$ 5,289,372
Stanley Black & Decker, Inc.	65,826	4,329,376
TriMas Corp. (a)	16,847	403,823
Weg SA	233,600	2,529,964
		48,084,142
TOTAL MACHINERY		78,486,100
PROFESSIONAL SERVICES - 2.9%
Human Resource & Employment Services - 1.3%
Kforce, Inc. (a)	75,200	1,036,256
Towers Watson & Co.	79,300	4,849,195
		5,885,451
Research & Consulting Services - 1.6%
Bureau Veritas SA	32,600	2,665,271
IHS, Inc. Class A (a)	67,761	4,993,308
		7,658,579
TOTAL PROFESSIONAL SERVICES		13,544,030
ROAD & RAIL - 5.7%
Railroads - 5.7%
Kansas City Southern (a)	50,631	3,004,950
Union Pacific Corp.	229,749	23,544,678
		26,549,628
TRADING COMPANIES & DISTRIBUTORS - 2.5%
Trading Companies & Distributors - 2.5%
Barloworld Ltd.	106,200	1,025,204
Beacon Roofing Supply, Inc. (a)	61,700	1,319,146
Mills Estruturas e Servicos de Engenharia SA	268,200	3,630,866
Rush Enterprises, Inc. Class A (a)	202,658	4,051,133
WESCO International, Inc. (a)	38,301	1,941,478
		11,967,827
TOTAL COMMON STOCKS (Cost $439,534,849)		462,808,587
Nonconvertible Preferred Stocks - 0.9%

AUTOMOBILES - 0.9%
Automobile Manufacturers - 0.9%
Volkswagen AG (Cost $4,009,213)	20,900	4,187,707
Convertible Bonds - 0.2%
	Principal Amount	Value
ELECTRICAL EQUIPMENT - 0.2%
Electrical Components & Equipment - 0.2%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $1,041,431)	$ 1,041,431	$ 1,041,431
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	4,165,237	4,165,237
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,598,400	2,598,400
TOTAL MONEY MARKET FUNDS (Cost $6,763,637)		6,763,637
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $451,349,130)		474,801,362
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(5,558,497)
NET ASSETS - 100%		$ 469,242,865
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,041,431 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,041,431
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,060
Fidelity Securities Lending Cash Central Fund	41,246
Total	$ 53,306
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 462,808,587	$ 461,156,950	$ 1,651,637	$ -
Nonconvertible Preferred Stocks	4,187,707	4,187,707	-	-
Convertible Bonds	1,041,431	-	1,041,431	-
Money Market Funds	6,763,637	6,763,637	-	-
Total Investments in Securities:	$ 474,801,362	$ 472,108,294	$ 2,693,068	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.0%
Ireland	4.3%
Switzerland	3.7%
Italy	2.3%
France	1.5%
Brazil	1.3%
Germany	1.2%
Canada	1.2%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $2,541,792) - See accompanying schedule: Unaffiliated issuers (cost $444,585,493)	$ 468,037,725
Fidelity Central Funds (cost $6,763,637)	6,763,637
Total Investments (cost $451,349,130)		$ 474,801,362
Receivable for investments sold		7,292,943
Receivable for fund shares sold		680,496
Dividends receivable		171,703
Interest receivable		10,646
Distributions receivable from Fidelity Central Funds		7,550
Other receivables		11,005
Total assets		482,975,705

Liabilities
Payable for investments purchased	$ 6,785,635
Payable for fund shares redeemed	3,793,352
Accrued management fee	232,477
Distribution and service plan fees payable	172,000
Other affiliated payables	113,992
Other payables and accrued expenses	36,984
Collateral on securities loaned, at value	2,598,400
Total liabilities		13,732,840

Net Assets		$ 469,242,865
Net Assets consist of:
Paid in capital		$ 443,517,457
Undistributed net investment income		259,179
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,012,035
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,454,194
Net Assets		$ 469,242,865

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($228,106,178 ÷ 8,864,567 shares)	$ 25.73

Maximum offering price per share (100/94.25 of $25.73)	$ 27.30
Class T: Net Asset Value and redemption price per share ($71,541,725 ÷ 2,823,860 shares)	$ 25.33

Maximum offering price per share (100/96.50 of $25.33)	$ 26.25
Class B: Net Asset Value and offering price per share ($28,599,695 ÷ 1,191,983 shares)A	$ 23.99

Class C: Net Asset Value and offering price per share ($72,672,551 ÷ 3,018,743 shares)A	$ 24.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,322,716 ÷ 2,559,887 shares)	$ 26.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 6,412,124
Interest		10,646
Income from Fidelity Central Funds		53,306
Total income		6,476,076

Expenses
Management fee	$ 2,436,634
Transfer agent fees	1,068,699
Distribution and service plan fees	1,862,045
Accounting and security lending fees	170,298
Custodian fees and expenses	35,005
Independent trustees' compensation	2,254
Registration fees	83,683
Audit	46,289
Legal	1,536
Miscellaneous	4,328
Total expenses before reductions	5,710,771
Expense reductions	(26,364)	5,684,407
Net investment income (loss)		791,669
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,894,214
Foreign currency transactions	(74,490)
Total net realized gain (loss)		55,819,724
Change in net unrealized appreciation (depreciation) on: Investment securities	3,561,922
Assets and liabilities in foreign currencies	1,573
Total change in net unrealized appreciation (depreciation)		3,563,495
Net gain (loss)		59,383,219
Net increase (decrease) in net assets resulting from operations		$ 60,174,888

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 791,669	$ 292,700
Net realized gain (loss)	55,819,724	53,593,720
Change in net unrealized appreciation (depreciation)	3,563,495	14,761,999
Net increase (decrease) in net assets resulting from operations	60,174,888	68,648,419
Distributions to shareholders from net investment income	(328,907)	(658,116)
Share transactions - net increase (decrease)	75,767,831	10,867,809
Redemption fees	11,341	9,545
Total increase (decrease) in net assets	135,625,153	78,867,657

Net Assets
Beginning of period	333,617,712	254,750,055
End of period (including undistributed net investment income of $259,179 and distributions in excess of net investment income of $71,000, respectively)	$ 469,242,865	$ 333,617,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.54	$ 16.87	$ 21.97	$ 25.49	$ 22.16
Income from Investment Operations
Net investment income (loss) C	.09	.06	.13	.11	.09
Net realized and unrealized gain (loss)	4.13	4.68	(5.08)	(1.17)	5.11
Total from investment operations	4.22	4.74	(4.95)	(1.06)	5.20
Distributions from net investment income	(.03)	(.07)	(.13)	-	(.06)
Distributions from net realized gain	-	-	(.02)	(2.46)	(1.81)
Total distributions	(.03)	(.07)	(.15)	(2.46)	(1.87)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.73	$ 21.54	$ 16.87	$ 21.97	$ 25.49
Total Return A, B	19.59%	28.13%	(22.49)%	(4.71)%	25.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.13%	1.18%	1.23%	1.17%	1.21%
Expenses net of fee waivers, if any	1.13%	1.18%	1.23%	1.17%	1.21%
Expenses net of all reductions	1.13%	1.17%	1.23%	1.16%	1.21%
Net investment income (loss)	.36%	.31%	.89%	.46%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 228,106	$ 165,029	$ 130,860	$ 188,859	$ 157,451
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.24	$ 16.64	$ 21.67	$ 25.17	$ 21.86
Income from Investment Operations
Net investment income (loss) C	.03	.01	.10	.05	.03
Net realized and unrealized gain (loss)	4.07	4.61	(5.03)	(1.15)	5.05
Total from investment operations	4.10	4.62	(4.93)	(1.10)	5.08
Distributions from net investment income	(.01)	(.02)	(.08)	-	(.03)
Distributions from net realized gain	-	-	(.02)	(2.40)	(1.74)
Total distributions	(.01)	(.02)	(.10)	(2.40)	(1.77)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.33	$ 21.24	$ 16.64	$ 21.67	$ 25.17
Total Return A, B	19.28%	27.80%	(22.68)%	(4.96)%	24.82%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.44%	1.48%	1.41%	1.46%
Expenses net of fee waivers, if any	1.39%	1.44%	1.48%	1.41%	1.46%
Expenses net of all reductions	1.38%	1.43%	1.48%	1.41%	1.46%
Net investment income (loss)	.10%	.06%	.63%	.21%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,542	$ 58,202	$ 48,054	$ 85,025	$ 75,530
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.90	$ 20.74	$ 24.19	$ 21.02
Income from Investment Operations
Net investment income (loss) C	(.11)	(.09)	.02	(.07)	(.09)
Net realized and unrealized gain (loss)	3.88	4.41	(4.82)	(1.10)	4.87
Total from investment operations	3.77	4.32	(4.80)	(1.17)	4.78
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	-	-	-	(2.28)	(1.61)
Total distributions	-	-	(.04)	(2.28)	(1.61)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.99	$ 20.22	$ 15.90	$ 20.74	$ 24.19
Total Return A, B	18.64%	27.17%	(23.10)%	(5.46)%	24.18%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.97%	1.98%	1.95%	2.00%
Expenses net of fee waivers, if any	1.93%	1.97%	1.98%	1.95%	2.00%
Expenses net of all reductions	1.93%	1.97%	1.98%	1.95%	2.00%
Net investment income (loss)	(.44)%	(.48)%	.13%	(.33)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,600	$ 29,048	$ 25,212	$ 39,989	$ 44,330
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.28	$ 15.94	$ 20.79	$ 24.26	$ 21.16
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08)	.02	(.06)	(.08)
Net realized and unrealized gain (loss)	3.88	4.42	(4.83)	(1.11)	4.88
Total from investment operations	3.79	4.34	(4.81)	(1.17)	4.80
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	-	-	-	(2.30)	(1.70)
Total distributions	-	-	(.04)	(2.30)	(1.70)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.07	$ 20.28	$ 15.94	$ 20.79	$ 24.26
Total Return A, B	18.69%	27.23%	(23.09)%	(5.44)%	24.25%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.93%	1.98%	1.91%	1.94%
Expenses net of fee waivers, if any	1.89%	1.93%	1.98%	1.91%	1.94%
Expenses net of all reductions	1.88%	1.92%	1.98%	1.90%	1.94%
Net investment income (loss)	(.40)%	(.43)%	.14%	(.28)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,673	$ 51,760	$ 37,862	$ 57,742	$ 57,862
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 22.30	$ 17.45	$ 22.72	$ 26.26	$ 22.77
Income from Investment Operations
Net investment income (loss) B	.17	.13	.19	.18	.16
Net realized and unrealized gain (loss)	4.28	4.83	(5.27)	(1.19)	5.27
Total from investment operations	4.45	4.96	(5.08)	(1.01)	5.43
Distributions from net investment income	(.06)	(.11)	(.17)	-	(.13)
Distributions from net realized gain	-	-	(.02)	(2.53)	(1.81)
Total distributions	(.06)	(.11)	(.19)	(2.53)	(1.94)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 26.69	$ 22.30	$ 17.45	$ 22.72	$ 26.26
Total Return A	19.95%	28.52%	(22.31)%	(4.40)%	25.53%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.89%	.96%	.88%	.92%
Expenses net of fee waivers, if any	.85%	.89%	.96%	.88%	.92%
Expenses net of all reductions	.84%	.88%	.95%	.87%	.91%
Net investment income (loss)	.65%	.61%	1.16%	.75%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,323	$ 29,578	$ 12,762	$ 33,642	$ 19,498
Portfolio turnover rate D	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 42,394,926
Gross unrealized depreciation	(21,141,559)
Net unrealized appreciation (depreciation) on securities and other investments	$ 21,253,367

Tax Cost	$ 453,547,995

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 259,182
Undistributed long-term capital gain	$ 4,210,899
Net unrealized appreciation (depreciation)	$ 21,255,329

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 328,907	$ 658,116

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $399,813,106 and $323,316,491, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 537,691	$ 9,245
Class T	.25%	.25%	348,344	862
Class B	.75%	.25%	309,966	232,697
Class C	.75%	.25%	666,044	157,445
			$ 1,862,045	$ 400,249

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 122,726
Class T	14,170
Class B*	58,342
Class C*	8,458
$ 203,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 526,436.25
Class T	172,939.25
Class B	91,737.30
Class C	163,663.25
Institutional Class	113,924.21
	$ 1,068,699

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,279 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,389 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41,246. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,364 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 235,263	$ 508,657
Class T	13,200	67,522
Institutional Class	80,444	81,937
Total	$ 328,907	$ 658,116

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	3,645,278	2,293,002	$ 95,442,701	$ 46,751,968
Reinvestment of distributions	8,108	24,478	205,122	465,084
Shares redeemed	(2,451,683)	(2,413,077)	(63,502,279)	(48,350,817)
Net increase (decrease)	1,201,703	(95,597)	$ 32,145,544	$ (1,133,765)
Class T
Shares sold	757,485	640,220	$ 19,402,949	$ 12,504,319
Reinvestment of distributions	500	3,441	12,596	64,976
Shares redeemed	(674,809)	(791,417)	(16,619,027)	(15,762,597)
Net increase (decrease)	83,176	(147,756)	$ 2,796,518	$ (3,193,302)
Class B
Shares sold	89,875	230,669	$ 2,150,821	$ 4,429,240
Reinvestment of distributions	-	-	-	-
Shares redeemed	(334,639)	(379,173)	(7,838,637)	(7,171,787)
Net increase (decrease)	(244,764)	(148,504)	$ (5,687,816)	$ (2,742,547)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class C
Shares sold	1,054,416	965,412	$ 25,772,946	$ 18,697,081
Reinvestment of distributions	-	-	-	-
Shares redeemed	(588,462)	(787,460)	(13,948,935)	(14,785,582)
Net increase (decrease)	465,954	177,952	$ 11,824,011	$ 3,911,499
Institutional Class
Shares sold	2,320,182	1,199,584	$ 63,208,570	$ 26,360,020
Reinvestment of distributions	2,269	3,299	59,382	64,789
Shares redeemed	(1,089,149)	(607,717)	(28,578,378)	(12,398,885)
Net increase (decrease)	1,233,302	595,166	$ 34,689,574	$ 14,025,924

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	19.49%	8.73%	2.98%
Class T (incl. 3.50% sales charge)	22.03%	8.97%	2.98%
Class B (incl. contingent deferred sales charge) A	20.87%	8.93%	3.06%
Class C (incl. contingent deferred sales charge) B	24.87%	9.21%	2.84%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Technology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 26.78%, 26.46%, 25.87% and 25.87%, respectively (excluding sales charges), handily beating the 20.21% advance of the MSCI® U.S. IM Information Technology 25/50 Index and the S&P 500. Versus the MSCI index, stock picking in a number of groups, most notably communications equipment, semiconductors and systems software, was the main driver of the fund's outperformance. Elsewhere, security selection added value in computer hardware, although the benefit was tempered to some extent by underweighting the strong-performing group. Out-of-index representation in Internet retail was helpful as well. At the stock level, underweighting three weak-performing index heavyweights accounted for a lot of the fund's outperformance: networking equipment maker Cisco Systems, computer/printer provider Hewlett-Packard and software giant Microsoft. I'll also mention two out-of-benchmark positions that did well for the fund. Internet retailer Amazon.com continued to dominate its primary niche and enjoyed rapid growth in its Amazon Web Services segment. Meanwhile, Taiwan-based HTC was one of the beneficiaries of the surging popularity of smartphones incorporating Google's AndroidTM operating system. In absolute terms, computer/consumer electronics maker Apple - the fund's largest holding during the period - was a heavy hitter, adding more than six percentage points to performance. Conversely, a large underweighting and unrewarding stock selection in IT consulting/other services detracted from relative performance. The main problem there was the fund's negligible stake in major index constituent International Business Machines, whose stock gained more than 40% during the period. Underweighting enterprise software provider Oracle also worked against the fund, given the stock's strong advance. Additionally, our results were hampered by a small out-of-benchmark position in Longtop Financial Technologies, a China-based company whose stock stopped trading in May, when it appeared the company had misrepresented its financial condition.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: For the year, the fund's Institutional Class shares returned 27.18%, handily beating the 20.21% advance of the MSCI® U.S. IM Information Technology 25/50 Index and the S&P 500. Versus the MSCI index, stock picking in a number of groups, most notably communications equipment, semiconductors and systems software, was the main driver of the fund's outperformance. Elsewhere, security selection added value in computer hardware, although the benefit was tempered to some extent by underweighting the strong-performing group. Out-of-index representation in Internet retail was helpful as well. At the stock level, underweighting three weak-performing index heavyweights accounted for a lot of the fund's outperformance: networking equipment maker Cisco Systems, computer/printer provider Hewlett-Packard and software giant Microsoft. I'll also mention two out-of-benchmark positions that did well for the fund. Internet retailer Amazon.com continued to dominate its primary niche and enjoyed rapid growth in its Amazon Web Services segment. Meanwhile, Taiwan-based HTC was one of the beneficiaries of the surging popularity of smartphones incorporating Google's AndroidTM operating system. In absolute terms, computer/consumer electronics maker Apple - the fund's largest holding during the period - was a heavy hitter, adding more than six percentage points to performance. Conversely, a large underweighting and unrewarding stock selection in IT consulting/other services detracted from relative performance. The main problem there was the fund's negligible stake in major index constituent International Business Machines, whose stock gained more than 40% during the period. Underweighting enterprise software provider Oracle also worked against the fund, given the stock's strong advance. Additionally, our results were hampered by a small out-of-benchmark position in Longtop Financial Technologies, a China-based company whose stock stopped trading in May, when it appeared the company had misrepresented its financial condition.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 964.00	$ 5.70
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.41%
Actual		$ 1,000.00	$ 962.80	$ 6.86
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class B	1.92%
Actual		$ 1,000.00	$ 960.60	$ 9.33
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.91%
Actual		$ 1,000.00	$ 960.40	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class	.86%
Actual		$ 1,000.00	$ 965.80	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.0	13.7
Google, Inc. Class A	6.0	6.3
Oracle Corp.	5.9	4.7
salesforce.com, Inc.	3.6	1.5
Microsoft Corp.	3.3	1.0
SanDisk Corp.	2.8	0.7
Amazon.com, Inc.	2.3	0.1
Accenture PLC Class A	2.3	1.8
EMC Corp.	2.0	2.3
Cognizant Technology Solutions Corp. Class A	1.9	1.4
	41.1
Top Industries (% of fund's net assets)
As of July 31, 2011
Software	29.1%
Computers & Peripherals	17.9%
Semiconductors & Semiconductor Equipment	13.7%
Internet Software & Services	12.3%
IT Services	8.5%
All Others*	18.5%

As of January 31, 2011
Software	21.2%
Computers & Peripherals	20.5%
Semiconductors & Semiconductor Equipment	15.8%
Internet Software & Services	10.8%
Communications Equipment	10.4%
All Others*	21.3%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Technology Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
AUTOMOBILES - 0.0%
Automobile Manufacturers - 0.0%
Tesla Motors, Inc. (a)	12,300	$ 346,491
BUILDING PRODUCTS - 0.0%
Building Products - 0.0%
Asahi Glass Co. Ltd.	7,000	81,219
CHEMICALS - 0.0%
Commodity Chemicals - 0.0%
STR Holdings, Inc. (a)(d)	14,023	192,956
COMMUNICATIONS EQUIPMENT - 4.3%
Communications Equipment - 4.3%
Acme Packet, Inc. (a)	12,352	727,780
Alcatel-Lucent SA sponsored ADR (a)	158,796	643,124
Aruba Networks, Inc. (a)	32,700	750,465
Brocade Communications Systems, Inc. (a)	255,193	1,398,458
China Wireless Technologies Ltd.	208,000	44,569
Ciena Corp. (a)(d)	274,949	4,250,712
Cisco Systems, Inc.	75,685	1,208,689
DG FastChannel, Inc. (a)	31,179	881,119
Emulex Corp. (a)	5,400	45,630
Finisar Corp. (a)	132,897	2,264,565
HTC Corp.	2,015	59,864
Infinera Corp. (a)	70,900	455,887
JDS Uniphase Corp. (a)	5,169	67,972
Juniper Networks, Inc. (a)	5,398	126,259
Motorola Mobility Holdings, Inc.	81,690	1,828,222
NETGEAR, Inc. (a)	49,709	1,635,923
Oclaro, Inc. (a)	113,722	534,493
Polycom, Inc. (a)	247,906	6,700,899
QUALCOMM, Inc.	34,762	1,904,262
Riverbed Technology, Inc. (a)	43,270	1,238,820
Sandvine Corp. (a)	751,600	1,659,497
Sandvine Corp. (U.K.) (a)	554,200	1,241,352
Sonus Networks, Inc. (a)	29,060	86,018
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	246,541	3,081,763
ZTE Corp. (H Shares)	19,920	62,236
		32,898,578
COMPUTERS & PERIPHERALS - 17.9%
Computer Hardware - 11.4%
Advantech Co. Ltd.	87,000	293,715
Apple, Inc. (a)	216,834	84,669,334
Foxconn Technology Co. Ltd.	171,000	787,500
Hewlett-Packard Co.	21,197	745,287
Stratasys, Inc. (a)(d)	56,775	1,447,763
		87,943,599
Computer Storage & Peripherals - 6.5%
Catcher Technology Co. Ltd.	251,000	2,190,166
EMC Corp. (a)	599,540	15,636,003

	Shares	Value
Gemalto NV	45,257	$ 2,161,190
Imagination Technologies Group PLC (a)	173,800	1,133,252
NetApp, Inc. (a)	136,438	6,483,534
SanDisk Corp. (a)	510,032	21,691,661
Seagate Technology	5,102	70,867
Smart Technologies, Inc. Class A (a)	26,500	154,760
Western Digital Corp. (a)	2,369	81,636
		49,603,069
TOTAL COMPUTERS & PERIPHERALS		137,546,668
CONSUMER FINANCE - 0.1%
Consumer Finance - 0.1%
Discover Financial Services	40,000	1,024,400
DIVERSIFIED CONSUMER SERVICES - 1.3%
Education Services - 1.3%
Educomp Solutions Ltd.	16,123	126,001
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	80,409	10,270,642
		10,396,643
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
A123 Systems, Inc. (a)(d)	2,200	11,286
Acuity Brands, Inc.	1,582	77,028
		88,314
ELECTRONIC EQUIPMENT & COMPONENTS - 2.4%
Electronic Components - 0.8%
Aeroflex Holding Corp.	12,754	182,382
Amphenol Corp. Class A	1,400	68,446
AU Optronics Corp. sponsored ADR (a)	26,814	147,745
Cando Corp. (a)	1,462,895	987,758
Chimei Innolux Corp. (a)	16,000	8,560
Corning, Inc.	4,622	73,536
J Touch Corp.	32,750	82,215
LG Display Co. Ltd. sponsored ADR	28,532	366,351
Omron Corp.	17,500	493,633
Universal Display Corp. (a)(d)	124,110	3,712,130
Vishay Intertechnology, Inc. (a)	26,704	367,714
		6,490,470
Electronic Equipment & Instruments - 0.4%
Chroma ATE, Inc.	485,683	1,219,253
Itron, Inc. (a)	8,068	347,247
Keyence Corp.	1,600	452,569
SFA Engineering Corp.	7,452	457,313
SNU Precision Co. Ltd.	33,961	430,029
Test Research, Inc.	285,155	431,485
		3,337,896
Electronic Manufacturing Services - 0.3%
Benchmark Electronics, Inc. (a)	1,200	17,580
Flextronics International Ltd. (a)	62,700	404,415
IPG Photonics Corp. (a)	2,200	132,418
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Manufacturing Services - continued
Jabil Circuit, Inc.	23,602	$ 432,153
KEMET Corp. (a)	27,549	336,098
Multi-Fineline Electronix, Inc. (a)	2,289	46,490
TE Connectivity Ltd.	6,400	220,352
Trimble Navigation Ltd. (a)	10,347	368,146
		1,957,652
Technology Distributors - 0.9%
Anixter International, Inc.	1,235	77,089
Arrow Electronics, Inc. (a)	83,700	2,908,575
Avnet, Inc. (a)	38,100	1,116,330
Digital China Holdings Ltd. (H Shares)	1,210,000	2,064,846
VST Holdings Ltd. (a)	2,000,000	508,096
WPG Holding Co. Ltd.	204,565	341,414
		7,016,350
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		18,802,368
HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Health Care Equipment - 0.3%
Biosensors International Group Ltd. (a)	1,805,000	2,046,111
China Kanghui Holdings sponsored ADR (a)(d)	9,000	196,110
China Medical Technologies, Inc. sponsored ADR (a)(d)	1,900	12,578
Microport Scientific Corp.	158,000	94,267
Mingyuan Medicare Development Co. Ltd.	270,000	16,975
		2,366,041
Health Care Supplies - 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,728,000	2,363,479
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		4,729,520
HEALTH CARE TECHNOLOGY - 0.2%
Health Care Technology - 0.2%
athenahealth, Inc. (a)	600	35,274
So-net M3, Inc.	128	1,159,176
		1,194,450
HOTELS, RESTAURANTS & LEISURE - 1.2%
Hotels, Resorts & Cruise Lines - 1.2%
Ctrip.com International Ltd. sponsored ADR (a)	194,500	8,966,450
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.0%
Skyworth Digital Holdings Ltd.	640,764	412,717

	Shares	Value
Household Appliances - 0.2%
Haier Electronics Group Co. Ltd. (a)	607,000	$ 739,104
Techtronic Industries Co. Ltd.	680,500	710,728
		1,449,832
TOTAL HOUSEHOLD DURABLES		1,862,549
INTERNET & CATALOG RETAIL - 2.7%
Internet Retail - 2.7%
Amazon.com, Inc. (a)	78,254	17,413,080
E-Commerce China Dangdang, Inc. ADR	260	2,938
MakeMyTrip Ltd. (d)	8,300	184,426
Priceline.com, Inc. (a)	2,503	1,345,738
Rakuten, Inc.	1,643	1,671,499
		20,617,681
INTERNET SOFTWARE & SERVICES - 12.3%
Internet Software & Services - 12.3%
21Vianet Group, Inc. ADR (d)	27,900	366,885
Akamai Technologies, Inc. (a)	38,400	930,048
Alibaba.com Ltd.	509,000	709,248
Baidu.com, Inc. sponsored ADR (a)	10,241	1,608,554
Bankrate, Inc. (d)	67,500	1,234,575
China Finance Online Co. Ltd. ADR (a)	86,946	278,227
ChinaCache International Holdings Ltd. sponsored ADR (d)	8,500	65,365
Cornerstone Ondemand, Inc.	27,700	454,280
DealerTrack Holdings, Inc. (a)	12,300	285,237
DeNA Co. Ltd.	39,300	1,963,341
eBay, Inc. (a)	348,226	11,404,402
Facebook, Inc. Class B (a)(f)	37,876	946,900
Google, Inc. Class A (a)	77,068	46,525,181
IntraLinks Holdings, Inc.	4,490	68,607
Kakaku.com, Inc.	36,400	1,440,109
LinkedIn Corp. (a)	1,400	141,442
LogMeIn, Inc. (a)	57,600	2,047,680
Mail.ru Group Ltd. GDR (a)(e)	1,800	64,296
Mercadolibre, Inc.	35,434	2,814,168
Open Text Corp. (a)	1,700	114,751
OpenTable, Inc. (a)	1,147	81,276
Opera Software ASA	90,000	580,009
Phoenix New Media Ltd. ADR (d)	75,044	768,451
Qihoo 360 Technology Co. Ltd. ADR (d)	3,600	82,980
Rackspace Hosting, Inc. (a)	104,988	4,199,520
Renren, Inc. ADR (d)	5,900	63,897
Responsys, Inc.	1,500	21,855
RightNow Technologies, Inc. (a)	15,065	511,306
SINA Corp. (a)(d)	58,615	6,335,695
Sohu.com, Inc. (a)	29,800	2,684,980
SouFun Holdings Ltd. ADR (d)	20,960	435,968
Velti PLC (a)	50,436	832,698
VeriSign, Inc.	80,900	2,524,889
VistaPrint Ltd. (a)	9,217	246,094
Vocus, Inc. (a)	14,700	419,979
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
XO Group, Inc. (a)	5,200	$ 48,620
Yahoo!, Inc. (a)	117,400	1,537,940
YouKu.com, Inc. ADR (a)	2,129	78,581
		94,918,034
IT SERVICES - 8.5%
Data Processing & Outsourced Services - 2.9%
DST Systems, Inc.	8,904	455,796
Fidelity National Information Services, Inc.	140,263	4,210,695
Fiserv, Inc. (a)	94,205	5,686,214
MasterCard, Inc. Class A	30,430	9,227,898
Paychex, Inc.	25,463	718,820
Syntel, Inc.	7,600	417,772
Visa, Inc. Class A	17,872	1,528,771
		22,245,966
IT Consulting & Other Services - 5.6%
Accenture PLC Class A	293,179	17,338,606
Atos Origin SA (d)	41,984	2,318,882
Camelot Information Systems, Inc. ADR	27,000	317,250
Cognizant Technology Solutions Corp. Class A (a)	209,741	14,654,604
Digital Garage, Inc. (a)(d)	39	130,785
hiSoft Technology International Ltd. ADR (a)	11,117	154,193
International Business Machines Corp.	12,821	2,331,499
Sapient Corp. (a)	53,100	739,152
Teradata Corp. (a)	99,167	5,450,218
		43,435,189
TOTAL IT SERVICES		65,681,155
LEISURE EQUIPMENT & PRODUCTS - 0.0%
Photographic Products - 0.0%
Eastman Kodak Co. (a)(d)	77,700	186,480
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc. (a)	2,100	88,536
Illumina, Inc. (a)	13,800	861,810
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	16,025	249,670
		1,200,016
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Fanuc Corp.	5,600	1,063,029
HIWIN Technologies Corp.	13,390	161,811
Mirle Automation Corp.	376,950	387,653
Sunpower Group Ltd.	1,280,000	361,417
		1,973,910

	Shares	Value
MEDIA - 1.5%
Advertising - 1.0%
Dentsu, Inc.	47,800	$ 1,495,516
Focus Media Holding Ltd. ADR (a)(d)	120,380	3,959,298
ReachLocal, Inc. (a)(d)	129,213	2,350,384
		7,805,198
Cable & Satellite - 0.4%
DISH Network Corp. Class A (a)	71,200	2,109,656
Virgin Media, Inc.	40,700	1,076,922
		3,186,578
Movies & Entertainment - 0.1%
IMAX Corp. (a)	23,730	449,921
TOTAL MEDIA		11,441,697
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	5,600	2,052
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	8,333	77,747
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holding Ltd.	671,600	647,145
PROFESSIONAL SERVICES - 0.1%
Human Resource & Employment Services - 0.1%
51job, Inc. sponsored ADR (a)	8,400	554,820
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
China Real Estate Information Corp. ADR (a)(d)	82,149	532,326
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.7%
Semiconductor Equipment - 2.5%
Advanced Energy Industries, Inc. (a)	5,757	61,082
Amkor Technology, Inc. (a)	26,109	139,161
Asia Pacific Systems, Inc. (a)	22,456	345,051
ASM International NV unit	12,900	366,618
ASM Pacific Technology Ltd.	22,100	242,726
ASML Holding NV	125,538	4,475,430
Axcelis Technologies, Inc. (a)	90,509	150,245
centrotherm photovoltaics AG	1,493	51,335
Cymer, Inc. (a)	78,838	3,471,237
Entegris, Inc. (a)	78,494	672,694
GCL-Poly Energy Holdings Ltd.	260,000	146,450
KLA-Tencor Corp.	27,928	1,112,093
Lam Research Corp. (a)	127,928	5,229,697
LTX-Credence Corp. (a)	25,920	186,365
MKS Instruments, Inc.	15,600	389,220
Novellus Systems, Inc. (a)	33,529	1,040,740
Sumco Corp. (a)	200	3,165
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductor Equipment - continued
Teradyne, Inc. (a)	85,712	$ 1,156,255
Tessera Technologies, Inc. (a)	3,600	56,556
		19,296,120
Semiconductors - 11.2%
Advanced Micro Devices, Inc. (a)	100,423	737,105
Alpha & Omega Semiconductor Ltd. (a)	33,538	376,967
Altera Corp.	18,422	753,091
Applied Micro Circuits Corp. (a)	34,350	216,749
ARM Holdings PLC sponsored ADR	134,326	3,867,246
Atmel Corp. (a)	140,586	1,701,091
Avago Technologies Ltd.	11,124	374,100
Broadcom Corp. Class A	284,926	10,562,207
Canadian Solar, Inc. (a)(d)	244,482	2,144,107
Cavium, Inc. (a)	17,351	598,436
CSR PLC	69,154	316,957
Cypress Semiconductor Corp.	22,622	465,561
Duksan Hi-Metal Co. Ltd. (a)	90,603	2,487,867
Fairchild Semiconductor International, Inc. (a)	4,818	72,318
First Solar, Inc. (a)(d)	3,215	380,109
Freescale Semiconductor Holdings I Ltd.	90,100	1,471,333
Gintech Energy Corp.	52,499	114,523
Hanwha Solarone Co. Ltd. ADR (a)(d)	112,702	610,845
Hittite Microwave Corp. (a)	1,279	71,611
Hynix Semiconductor, Inc.	96,280	2,214,541
Inphi Corp.	48,389	614,056
International Rectifier Corp. (a)	27,465	705,576
Intersil Corp. Class A	72,188	869,865
JA Solar Holdings Co. Ltd. ADR (a)	1,195,316	5,737,517
Jinkosolar Holdings Co. Ltd. ADR (a)(d)	315,491	6,846,155
MagnaChip Semiconductor Corp.	51,600	547,476
Marvell Technology Group Ltd. (a)	609,431	9,031,767
Melfas, Inc.	10,451	312,747
Micrel, Inc.	110,633	1,122,925
Micron Technology, Inc. (a)	800,127	5,896,936
Microsemi Corp. (a)	4,100	81,385
Monolithic Power Systems, Inc. (a)	53,832	726,194
Motech Industries, Inc.	78,199	243,424
Neo Solar Power Corp.	126,000	166,662
Netlogic Microsystems, Inc. (a)	33,000	1,140,150
NVIDIA Corp. (a)	167,883	2,321,822
NXP Semiconductors NV	312,135	6,174,030
O2Micro International Ltd. sponsored ADR (a)	38,400	195,072
ON Semiconductor Corp. (a)	42,800	371,932
Phison Electronics Corp.	400,000	2,008,310
PMC-Sierra, Inc. (a)	18,400	128,616
Power Integrations, Inc.	22,085	783,797
Radiant Opto-Electronics Corp.	365	1,428
Rambus, Inc. (a)	35,400	491,352
Silicon Laboratories, Inc. (a)	27,800	984,398

	Shares	Value
Spreadtrum Communications, Inc. ADR (d)	52,574	$ 712,378
Standard Microsystems Corp. (a)	27,967	661,699
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	147,200	1,080,448
Trina Solar Ltd. (a)(d)	311,894	5,586,022
Xilinx, Inc.	2,443	78,420
Yingli Green Energy Holding Co. Ltd. ADR (a)(d)	73,900	535,036
YoungTek Electronics Corp.	33,830	106,597
		85,800,956
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		105,097,076
SOFTWARE - 29.1%
Application Software - 16.1%
Adobe Systems, Inc. (a)	2,752	76,285
ANSYS, Inc. (a)	44,008	2,226,805
AsiaInfo-Linkage, Inc. (a)(d)	374,094	5,716,156
Aspen Technology, Inc. (a)	251,273	3,894,732
Autodesk, Inc. (a)	76,898	2,645,291
AutoNavi Holdings Ltd. ADR	45,521	753,828
Autonomy Corp. PLC (a)	73,343	2,023,922
BroadSoft, Inc. (a)(d)	89,881	2,625,424
Cadence Design Systems, Inc. (a)	39,087	403,769
Citrix Systems, Inc. (a)	154,859	11,156,042
Compuware Corp. (a)	82,341	795,414
Concur Technologies, Inc. (a)	160,875	7,310,160
Convio, Inc. (a)	31,734	322,417
Descartes Systems Group, Inc. (a)	179,500	1,238,125
Informatica Corp. (a)	126,300	6,457,719
Intuit, Inc. (a)	125,795	5,874,627
JDA Software Group, Inc. (a)	2,584	72,249
Kenexa Corp. (a)	15,369	392,985
Kingdee International Software Group Co. Ltd.	8,284,800	4,857,904
Longtop Financial Technologies Ltd. ADR (a)	89,875	170,133
Manhattan Associates, Inc. (a)	2,257	84,186
MicroStrategy, Inc. Class A (a)	29,715	4,735,680
Nuance Communications, Inc. (a)	92,214	1,845,202
Parametric Technology Corp. (a)	343,440	7,140,118
Pegasystems, Inc.	97,459	3,933,445
QLIK Technologies, Inc.	119,687	3,627,713
Quest Software, Inc. (a)	17,300	328,354
RealPage, Inc.	15,200	365,560
salesforce.com, Inc. (a)	191,587	27,724,555
SolarWinds, Inc. (a)	122,564	2,636,352
SuccessFactors, Inc. (a)	132,800	3,585,600
Synopsys, Inc. (a)	15,500	371,535
Taleo Corp. Class A (a)	88,266	2,921,605
TIBCO Software, Inc. (a)	99,689	2,595,902
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
TiVo, Inc. (a)	8,000	$ 75,200
VanceInfo Technologies, Inc. ADR (a)(d)	137,600	2,783,648
		123,768,642
Home Entertainment Software - 0.1%
Activision Blizzard, Inc.	5,800	68,672
Kingsoft Corp. Ltd.	175,000	114,963
NCsoft Corp.	1,069	329,532
Perfect World Co. Ltd. sponsored ADR Class B (a)	4,400	87,076
RealD, Inc. (d)	3,600	55,728
		655,971
Systems Software - 12.9%
Ariba, Inc. (a)	194,919	6,445,971
BMC Software, Inc. (a)	5,613	242,594
Check Point Software Technologies Ltd. (a)	27,400	1,579,610
CommVault Systems, Inc. (a)	182,806	7,078,248
DemandTec, Inc. (a)	36,900	264,204
Fortinet, Inc. (a)	94,916	1,928,693
Insyde Software Corp.	14,498	69,779
MICROS Systems, Inc. (a)	15,800	773,726
Microsoft Corp.	911,750	24,981,950
NetSuite, Inc. (a)	24,600	964,566
Oracle Corp.	1,470,791	44,976,789
Red Hat, Inc. (a)	1,763	74,187
Rovi Corp. (a)	54,177	2,869,756
VMware, Inc. Class A (a)	68,199	6,843,088
		99,093,161
TOTAL SOFTWARE		223,517,774
WIRELESS TELECOMMUNICATION SERVICES - 1.9%
Wireless Telecommunication Services - 1.9%
American Tower Corp. Class A (a)	101,042	5,307,736
Crown Castle International Corp. (a)	101,400	4,400,760
SBA Communications Corp. Class A (a)	110,949	4,234,923
SOFTBANK CORP.	10,100	394,998
Sprint Nextel Corp. (a)	18,461	78,090
		14,416,507
TOTAL COMMON STOCKS (Cost $714,591,960)		758,995,026
Convertible Bonds - 0.2%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	1,223,645
Master Notes - 0.0%
	Principal Amount	Value
OZ Optics Ltd. 5% 11/5/14 (f) (Cost $245,923)	$ 240,883	$ 240,883
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	20,424,698	20,424,698
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	45,213,159	45,213,159
TOTAL MONEY MARKET FUNDS (Cost $65,637,857)		65,637,857
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $781,745,740)		826,097,411
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(56,897,771)
NET ASSETS - 100%		$ 769,199,640
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,296 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,187,783 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 947,157
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 246,969
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,772
Fidelity Securities Lending Cash Central Fund	555,506
Total	$ 584,278
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 758,995,026	$ 757,877,993	$ -	$ 1,117,033
Convertible Bonds	1,223,645	-	1,223,645	-
Master Notes	240,883	-	-	240,883
Money Market Funds	65,637,857	65,637,857	-	-
Total Investments in Securities:	$ 826,097,411	$ 823,515,850	$ 1,223,645	$ 1,357,916
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 301,240
Total Realized Gain (Loss)	(592,968)
Total Unrealized Gain (Loss)	(2,435,484)
Cost of Purchases	2,876,807
Proceeds of Sales	(773,768)
Amortization/Accretion	(1,046)
Transfers in to Level 3	1,983,135
Transfers out of Level 3	-
Ending Balance	$ 1,357,916
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (3,137,923)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.8%
Cayman Islands	7.0%
Ireland	2.3%
China	2.2%
Bermuda	2.0%
Netherlands	1.8%
Japan	1.5%
Taiwan	1.1%
United Kingdom	1.0%
Canada	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $132,837,596 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $43,545,111) - See accompanying schedule: Unaffiliated issuers (cost $716,107,883)	$ 760,459,554
Fidelity Central Funds (cost $65,637,857)	65,637,857
Total Investments (cost $781,745,740)		$ 826,097,411
Foreign currency held at value (cost $1,003,875)		1,002,950
Receivable for investments sold		29,147,803
Receivable for fund shares sold		578,440
Dividends receivable		250,309
Interest receivable		9,628
Distributions receivable from Fidelity Central Funds		280,720
Other receivables		51,440
Total assets		857,418,701

Liabilities
Payable for investments purchased	$ 38,459,650
Payable for fund shares redeemed	3,652,279
Accrued management fee	370,920
Distribution and service plan fees payable	266,273
Other affiliated payables	213,637
Other payables and accrued expenses	43,143
Collateral on securities loaned, at value	45,213,159
Total liabilities		88,219,061

Net Assets		$ 769,199,640
Net Assets consist of:
Paid in capital		$ 863,606,296
Accumulated net investment loss		(24)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(138,761,313)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,354,681
Net Assets		$ 769,199,640

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($375,609,390 ÷ 14,938,629 shares)	$ 25.14

Maximum offering price per share (100/94.25 of $25.14)	$ 26.67
Class T: Net Asset Value and redemption price per share ($196,913,324 ÷ 8,092,001 shares)	$ 24.33

Maximum offering price per share (100/96.50 of $24.33)	$ 25.21
Class B: Net Asset Value and offering price per share ($25,508,200 ÷ 1,124,989 shares)A	$ 22.67

Class C: Net Asset Value and offering price per share ($89,819,193 ÷ 3,943,773 shares)A	$ 22.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($81,349,533 ÷ 3,093,086 shares)	$ 26.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 2,679,664
Interest		11,489
Income from Fidelity Central Funds (including $555,506 from security lending)		584,278
Total income		3,275,431

Expenses
Management fee	$ 4,334,829
Transfer agent fees	2,282,624
Distribution and service plan fees	3,147,500
Accounting and security lending fees	276,385
Custodian fees and expenses	93,479
Independent trustees' compensation	4,220
Registration fees	89,940
Audit	57,366
Legal	4,149
Miscellaneous	7,662
Total expenses before reductions	10,298,154
Expense reductions	(165,087)	10,133,067
Net investment income (loss)		(6,857,636)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,025,050
Foreign currency transactions	58,356
Total net realized gain (loss)		189,083,406
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,612,691)
Assets and liabilities in foreign currencies	7,245
Total change in net unrealized appreciation (depreciation)		(20,605,446)
Net gain (loss)		168,477,960
Net increase (decrease) in net assets resulting from operations		$ 161,620,324

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,857,636)	$ (6,176,617)
Net realized gain (loss)	189,083,406	117,224,365
Change in net unrealized appreciation (depreciation)	(20,605,446)	9,231,846
Net increase (decrease) in net assets resulting from operations	161,620,324	120,279,594
Share transactions - net increase (decrease)	(15,631,022)	(19,248,670)
Redemption fees	32,306	34,453
Total increase (decrease) in net assets	146,021,608	101,065,377

Net Assets
Beginning of period	623,178,032	522,112,655
End of period (including accumulated net investment loss of $24 and undistributed net investment income of $0, respectively)	$ 769,199,640	$ 623,178,032

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.83	$ 16.03	$ 17.04	$ 20.55	$ 15.59
Income from Investment Operations
Net investment income (loss) C	(.18)	(.16)	.02 F	(.10)	(.17)
Net realized and unrealized gain (loss)	5.49	3.96	(1.03)	(3.41)	5.13
Total from investment operations	5.31	3.80	(1.01)	(3.51)	4.96
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 25.14	$ 19.83	$ 16.03	$ 17.04	$ 20.55
Total Return A,B	26.78%	23.71%	(5.93)%	(17.08)%	31.82%
Ratios to Average Net Assets D,G
Expenses before reductions	1.18%	1.21%	1.23%	1.21%	1.25%
Expenses net of fee waivers, if any	1.18%	1.21%	1.23%	1.21%	1.25%
Expenses net of all reductions	1.16%	1.18%	1.22%	1.19%	1.24%
Net investment income (loss)	(.73)%	(.83)%	.17% F	(.49)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 375,609	$ 312,659	$ 258,433	$ 275,117	$ 309,105
Portfolio turnover rate E	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 15.59	$ 16.62	$ 20.09	$ 15.28
Income from Investment Operations
Net investment income (loss) C	(.23)	(.20)	(.01) F	(.14)	(.21)
Net realized and unrealized gain (loss)	5.32	3.85	(1.02)	(3.33)	5.02
Total from investment operations	5.09	3.65	(1.03)	(3.47)	4.81
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 24.33	$ 19.24	$ 15.59	$ 16.62	$ 20.09
Total Return A,B	26.46%	23.41%	(6.20)%	(17.27)%	31.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.43%	1.46%	1.49%	1.46%	1.51%
Expenses net of fee waivers, if any	1.43%	1.46%	1.49%	1.46%	1.51%
Expenses net of all reductions	1.40%	1.44%	1.48%	1.45%	1.49%
Net investment income (loss)	(.98)%	(1.09)%	(.09)% F	(.74)%	(1.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,913	$ 169,049	$ 151,170	$ 173,917	$ 260,339
Portfolio turnover rate E	167%	115%	225%	214%	208%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.01	$ 14.67	$ 15.72	$ 19.10	$ 14.59
Income from Investment Operations
Net investment income (loss) C	(.33)	(.27)	(.07) F	(.23)	(.28)
Net realized and unrealized gain (loss)	4.99	3.61	(.98)	(3.15)	4.79
Total from investment operations	4.66	3.34	(1.05)	(3.38)	4.51
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.67	$ 18.01	$ 14.67	$ 15.72	$ 19.10
Total Return A,B	25.87%	22.77%	(6.68)%	(17.70)%	30.91%
Ratios to Average Net Assets D,G
Expenses before reductions	1.93%	1.96%	1.98%	1.96%	2.01%
Expenses net of fee waivers, if any	1.93%	1.96%	1.98%	1.96%	2.01%
Expenses net of all reductions	1.91%	1.94%	1.97%	1.94%	2.00%
Net investment income (loss)	(1.49)%	(1.59)%	(.58)% F	(1.24)%	(1.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,508	$ 29,176	$ 30,580	$ 47,294	$ 102,655
Portfolio turnover rate E	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.09	$ 14.74	$ 15.79	$ 19.18	$ 14.66
Income from Investment Operations
Net investment income (loss) C	(.33)	(.28)	(.07) F	(.23)	(.29)
Net realized and unrealized gain (loss)	5.01	3.63	(.98)	(3.16)	4.81
Total from investment operations	4.68	3.35	(1.05)	(3.39)	4.52
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.77	$ 18.09	$ 14.74	$ 15.79	$ 19.18
Total Return A,B	25.87%	22.73%	(6.65)%	(17.67)%	30.83%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.96%	1.98%	1.96%	2.01%
Expenses net of fee waivers, if any	1.92%	1.96%	1.98%	1.96%	2.01%
Expenses net of all reductions	1.90%	1.93%	1.97%	1.94%	1.99%
Net investment income (loss)	(1.48)%	(1.58)%	(.58)% F	(1.24)%	(1.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,819	$ 70,017	$ 55,645	$ 63,590	$ 86,974
Portfolio turnover rate E	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.68	$ 16.67	$ 17.68	$ 21.26	$ 16.07
Income from Investment Operations
Net investment income (loss) B	(.11)	(.11)	.06 E	(.04)	(.11)
Net realized and unrealized gain (loss)	5.73	4.12	(1.07)	(3.54)	5.30
Total from investment operations	5.62	4.01	(1.01)	(3.58)	5.19
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 26.30	$ 20.68	$ 16.67	$ 17.68	$ 21.26
Total Return A	27.18%	24.06%	(5.71)%	(16.84)%	32.30%
Ratios to Average Net Assets C,F
Expenses before reductions	.87%	.92%	.98%	.94%	.93%
Expenses net of fee waivers, if any	.87%	.92%	.98%	.94%	.93%
Expenses net of all reductions	.85%	.90%	.97%	.92%	.92%
Net investment income (loss)	(.43)%	(.55)%	.42% E	(.22)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,350	$ 42,277	$ 26,285	$ 22,021	$ 21,111
Portfolio turnover rate D	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and master notes, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,068,332
Gross unrealized depreciation	(49,640,378)
Net unrealized appreciation (depreciation) on securities and other investments	$ 38,427,954

Tax Cost	$ 787,669,457

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (132,837,596)
Net unrealized appreciation (depreciation)	$ 38,430,964

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,264,195,844 and $1,272,881,806, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 955,142	$ 11,370
Class T	.25%	.25%	1,011,486	5,192
Class B	.75%	.25%	300,223	225,888
Class C	.75%	.25%	880,649	140,768
			$ 3,147,500	$ 383,218

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 83,277
Class T	22,985
Class B*	46,432
Class C*	12,381
$ 165,075

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,145,307.30
Class T	601,218.30
Class B	90,243.30
Class C	259,744.30
Institutional Class	186,112.25
	$ 2,282,624

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38,932 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,547 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,829 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $164,981 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $106.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	3,825,268	4,395,059	$ 95,895,792	$ 83,404,216
Shares redeemed	(4,656,846)	(4,747,519)	(115,935,925)	(89,682,006)
Net increase (decrease)	(831,578)	(352,460)	$ (20,040,133)	$ (6,277,790)
Class T
Shares sold	1,318,401	1,549,777	$ 31,818,569	$ 28,544,536
Shares redeemed	(2,014,796)	(2,457,153)	(47,878,372)	(44,605,674)
Net increase (decrease)	(696,395)	(907,376)	$ (16,059,803)	$ (16,061,138)
Class B
Shares sold	98,795	364,834	$ 2,198,114	$ 6,301,624
Shares redeemed	(593,453)	(829,145)	(13,054,972)	(14,327,782)
Net increase (decrease)	(494,658)	(464,311)	$ (10,856,858)	$ (8,026,158)
Class C
Shares sold	982,784	985,847	$ 22,502,223	$ 17,180,918
Shares redeemed	(908,933)	(891,510)	(20,073,701)	(15,514,588)
Net increase (decrease)	73,851	94,337	$ 2,428,522	$ 1,666,330
Institutional Class
Shares sold	2,740,439	1,270,106	$ 73,729,514	$ 25,258,423
Shares redeemed	(1,692,072)	(802,290)	(44,832,264)	(15,808,337)
Net increase (decrease)	1,048,367	467,816	$ 28,897,250	$ 9,450,086

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Utilities Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	10.94%	2.77%	3.31%
Class T (incl. 3.50% sales charge) C	13.28%	2.97%	3.29%
Class B (incl. contingent deferred sales charge) A,C	11.87%	2.86%	3.39%
Class C (incl. contingent deferred sales charge) B,C	15.85%	3.22%	3.20%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Utilities Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Class A on July 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year ending July 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 17.71%, 17.39%, 16.87% and 16.85%, respectively (excluding sales charges), outperforming the 15.37% gain of the MSCI® U.S. IM Utilities 25/50 Index, but underperforming the S&P 500. Stock selection in gas utilities helped the most, along with solid positioning in independent power/energy trade and multi-utilities. I significantly changed the make-up of the fund, decreasing its allocation to regulated utilities and moving assets into deregulated power producers. This led to a reduction in the fund's stake in multi-utilities and an increase in the independent power/energy trade group. Top individual contributors included gas utilities ONEOK and National Fuel Gas, Maryland-based independent power producer Constellation Energy Group, Chicago-based electric utility Exelon and an underweighting in New Orleans-based electric utility Entergy, which we no longer own. On the down side, poor stock selection in electric utilities hurt, with the largest five detractors coming from this group, including untimely ownership of PPL in Pennsylvania - no longer held - and FirstEnergy in Ohio; an out-of-benchmark position in Tokyo Electric Power, since sold; and a sizable overweighting in Florida's NextEra Energy, which posted a positive return but lagged the index.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year ending July 31, 2011, the fund's Institutional Class shares returned 18.05%, outperforming the 15.37% gain of the MSCI® U.S. IM Utilities 25/50 Index, but underperforming the S&P 500. Stock selection in gas utilities helped the most, along with solid positioning in independent power/energy trade and multi-utilities. I significantly changed the make-up of the fund, decreasing its allocation to regulated utilities and moving assets into deregulated power producers. This led to a reduction in the fund's stake in multi-utilities and an increase in the independent power/energy trade group. Top individual contributors included gas utilities ONEOK and National Fuel Gas, Maryland-based independent power producer Constellation Energy Group, Chicago-based electric utility Exelon and an underweighting in New Orleans-based electric utility Entergy, which we no longer own. On the down side, poor stock selection in electric utilities hurt, with the largest five detractors coming from this group, including untimely ownership of PPL in Pennsylvania - no longer held - and FirstEnergy in Ohio; an out-of-benchmark position in Tokyo Electric Power, since sold; and a sizable overweighting in Florida's NextEra Energy, which posted a positive return but lagged the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.21%
Actual		$ 1,000.00	$ 1,065.30	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 1,064.10	$ 7.52
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 1,061.90	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.95%
Actual		$ 1,000.00	$ 1,061.70	$ 9.97
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 9.74
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,066.50	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exelon Corp.	11.6	0.0
NextEra Energy, Inc.	10.0	12.0
Public Service Enterprise Group, Inc.	8.2	4.4
Edison International	7.1	6.2
FirstEnergy Corp.	7.1	2.4
The AES Corp.	5.7	2.7
Constellation Energy Group, Inc.	4.9	3.3
American Electric Power Co., Inc.	4.9	0.0
Calpine Corp.	4.8	1.5
PG&E Corp.	4.8	4.7
	69.1
Top Industries (% of fund's net assets)
As of July 31, 2011
Electric Utilities	47.6%
Multi-Utilities	22.1%
Independent Power Producers & Energy Traders	21.2%
Gas Utilities	5.8%
Oil, Gas & Consumable Fuels	2.1%
All Others*	1.2%

As of January 31, 2011
Electric Utilities	46.3%
Multi-Utilities	29.3%
Gas Utilities	11.0%
Independent Power Producers & Energy Traders	8.5%
Oil, Gas & Consumable Fuels	3.2%
All Others*	1.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Utilities Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
ELECTRIC UTILITIES - 47.6%
Electric Utilities - 47.6%
American Electric Power Co., Inc.	210,014	$ 7,741,116
Edison International	297,796	11,337,094
Exelon Corp.	418,811	18,457,001
FirstEnergy Corp.	253,700	11,327,705
ITC Holdings Corp.	100,610	7,068,859
NextEra Energy, Inc.	288,720	15,951,780
NV Energy, Inc.	272,657	4,046,230
		75,929,785
GAS UTILITIES - 5.8%
Gas Utilities - 5.8%
National Fuel Gas Co.	46,512	3,366,539
ONEOK, Inc.	81,121	5,904,798
		9,271,337
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 21.2%
Independent Power Producers & Energy Traders - 21.2%
Calpine Corp. (a)	473,521	7,694,716
Constellation Energy Group, Inc.	201,682	7,831,312
GenOn Energy, Inc. (a)	1,131,271	4,400,644
NRG Energy, Inc. (a)	197,762	4,849,124
The AES Corp. (a)	734,600	9,042,926
		33,818,722
MULTI-UTILITIES - 22.1%
Multi-Utilities - 22.1%
CenterPoint Energy, Inc.	166,574	3,261,519
OGE Energy Corp.	91,756	4,591,470

	Shares	Value
PG&E Corp.	183,732	$ 7,612,017
Public Service Enterprise Group, Inc.	400,131	13,104,290
Sempra Energy	132,831	6,733,203
		35,302,499
OIL, GAS & CONSUMABLE FUELS - 2.1%
Oil & Gas Storage & Transport - 2.1%
Williams Companies, Inc.	109,082	3,457,899
TOTAL COMMON STOCKS (Cost $148,103,799)		157,780,242
Money Market Funds - 0.8%

Fidelity Cash Central Fund, 0.14% (b) (Cost $1,268,029)	1,268,029	1,268,029
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $149,371,828)		159,048,271
NET OTHER ASSETS (LIABILITIES) - 0.4%		567,432
NET ASSETS - 100%		$ 159,615,703
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,378
Fidelity Securities Lending Cash Central Fund	7,142
Total	$ 9,520
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $41,949,952 of which $13,867,918 and $28,082,034 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $148,103,799)	$ 157,780,242
Fidelity Central Funds (cost $1,268,029)	1,268,029
Total Investments (cost $149,371,828)		$ 159,048,271
Cash		10,686
Receivable for investments sold		860,652
Receivable for fund shares sold		244,461
Dividends receivable		140,306
Distributions receivable from Fidelity Central Funds		120
Other receivables		21,969
Total assets		160,326,465

Liabilities
Payable for investments purchased	$ 225,198
Payable for fund shares redeemed	272,589
Accrued management fee	74,636
Transfer agent fee payable	38,529
Distribution and service plan fees payable	60,841
Other affiliated payables	5,219
Other payables and accrued expenses	33,750
Total liabilities		710,762

Net Assets		$ 159,615,703
Net Assets consist of:
Paid in capital		$ 192,506,368
Undistributed net investment income		1,305,339
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,872,447)
Net unrealized appreciation (depreciation) on investments		9,676,443
Net Assets		$ 159,615,703

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($78,312,171 ÷ 4,102,036 shares)	$ 19.09

Maximum offering price per share (100/94.25 of $19.09)	$ 20.25
Class T: Net Asset Value and redemption price per share ($35,700,818 ÷ 1,869,718 shares)	$ 19.09

Maximum offering price per share (100/96.50 of $19.09)	$ 19.78
Class B: Net Asset Value and offering price per share ($7,773,240 ÷ 412,234 shares)A	$ 18.86

Class C: Net Asset Value and offering price per share ($26,915,407 ÷ 1,435,547 shares)A	$ 18.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,914,067 ÷ 562,473 shares)	$ 19.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 4,971,306
Interest		1
Income from Fidelity Central Funds		9,520
Total income		4,980,827

Expenses
Management fee	$ 822,413
Transfer agent fees	447,886
Distribution and service plan fees	681,232
Accounting and security lending fees	57,753
Custodian fees and expenses	15,402
Independent trustees' compensation	808
Registration fees	60,541
Audit	47,893
Legal	2,571
Miscellaneous	1,519
Total expenses before reductions	2,138,018
Expense reductions	(56,520)	2,081,498
Net investment income (loss)		2,899,329
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,549,835
Foreign currency transactions	(15,716)
Total net realized gain (loss)		15,534,119
Change in net unrealized appreciation (depreciation) on: Investment securities	4,882,261
Assets and liabilities in foreign currencies	3,458
Total change in net unrealized appreciation (depreciation)		4,885,719
Net gain (loss)		20,419,838
Net increase (decrease) in net assets resulting from operations		$ 23,319,167

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,899,329	$ 3,071,475
Net realized gain (loss)	15,534,119	6,308,221
Change in net unrealized appreciation (depreciation)	4,885,719	4,895,678
Net increase (decrease) in net assets resulting from operations	23,319,167	14,275,374
Distributions to shareholders from net investment income	(2,864,390)	(3,192,017)
Share transactions - net increase (decrease)	3,898,632	(13,238,224)
Redemption fees	2,026	1,956
Total increase (decrease) in net assets	24,355,435	(2,152,911)

Net Assets
Beginning of period	135,260,268	137,413,179
End of period (including undistributed net investment income of $1,305,339 and undistributed net investment income of $1,286,115, respectively)	$ 159,615,703	$ 135,260,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.59	$ 15.27	$ 20.28	$ 20.74	$ 17.20
Income from Investment Operations
Net investment income (loss) C	.39	.40	.35	.24	.21
Net realized and unrealized gain (loss)	2.50	1.32	(5.10)	(.38)	3.56
Total from investment operations	2.89	1.72	(4.75)	(.14)	3.77
Distributions from net investment income	(.39)	(.40)	(.26)	(.32)	(.23)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.09	$ 16.59	$ 15.27	$ 20.28	$ 20.74
Total Return A, B	17.71%	11.42%	(23.44)%	(.82)%	22.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.24%	1.26%	1.26%	1.21%	1.27%
Expenses net of fee waivers, if any	1.24%	1.26%	1.26%	1.21%	1.27%
Expenses net of all reductions	1.20%	1.22%	1.26%	1.21%	1.26%
Net investment income (loss)	2.18%	2.49%	2.37%	1.11%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,312	$ 64,890	$ 66,064	$ 105,219	$ 94,842
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.59	$ 15.27	$ 20.26	$ 20.71	$ 17.18
Income from Investment Operations
Net investment income (loss) C	.35	.35	.31	.18	.15
Net realized and unrealized gain (loss)	2.50	1.33	(5.10)	(.39)	3.56
Total from investment operations	2.85	1.68	(4.79)	(.21)	3.71
Distributions from net investment income	(.35)	(.36)	(.20)	(.24)	(.18)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.09	$ 16.59	$ 15.27	$ 20.26	$ 20.71
Total Return A, B	17.39%	11.13%	(23.61)%	(1.11)%	21.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.52%	1.52%	1.47%	1.54%
Expenses net of fee waivers, if any	1.50%	1.52%	1.52%	1.47%	1.54%
Expenses net of all reductions	1.46%	1.49%	1.52%	1.47%	1.54%
Net investment income (loss)	1.92%	2.23%	2.11%	.84%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,701	$ 33,651	$ 33,989	$ 54,346	$ 62,592
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.38	$ 15.08	$ 20.01	$ 20.40	$ 16.90
Income from Investment Operations
Net investment income (loss) C	.25	.27	.24	.08	.05
Net realized and unrealized gain (loss)	2.49	1.31	(5.04)	(.39)	3.52
Total from investment operations	2.74	1.58	(4.80)	(.31)	3.57
Distributions from net investment income	(.26)	(.28)	(.13)	(.08)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.86	$ 16.38	$ 15.08	$ 20.01	$ 20.40
Total Return A, B	16.87%	10.56%	(23.97)%	(1.59)%	21.18%
Ratios to Average Net Assets D, F
Expenses before reductions	1.99%	2.01%	2.01%	1.96%	2.04%
Expenses net of fee waivers, if any	1.99%	2.01%	2.01%	1.96%	2.04%
Expenses net of all reductions	1.95%	1.98%	2.01%	1.95%	2.03%
Net investment income (loss)	1.43%	1.74%	1.62%	.36%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,773	$ 8,794	$ 10,634	$ 20,747	$ 43,845
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 15.02	$ 19.93	$ 20.38	$ 16.91
Income from Investment Operations
Net investment income (loss) C	.26	.27	.24	.08	.06
Net realized and unrealized gain (loss)	2.46	1.30	(5.02)	(.39)	3.51
Total from investment operations	2.72	1.57	(4.78)	(.31)	3.57
Distributions from net investment income	(.27)	(.29)	(.13)	(.14)	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 16.30	$ 15.02	$ 19.93	$ 20.38
Total Return A, B	16.85%	10.54%	(23.96)%	(1.58)%	21.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.01%	2.01%	1.95%	1.99%
Expenses net of fee waivers, if any	1.98%	2.01%	2.01%	1.95%	1.99%
Expenses net of all reductions	1.94%	1.97%	2.01%	1.95%	1.99%
Net investment income (loss)	1.43%	1.74%	1.62%	.36%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,915	$ 21,415	$ 22,352	$ 37,387	$ 43,292
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 15.51	$ 20.52	$ 20.95	$ 17.38
Income from Investment Operations
Net investment income (loss) B	.45	.44	.39	.31	.29
Net realized and unrealized gain (loss)	2.54	1.35	(5.17)	(.38)	3.58
Total from investment operations	2.99	1.79	(4.78)	(.07)	3.87
Distributions from net investment income	(.44)	(.45)	(.23)	(.36)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.40	$ 16.85	$ 15.51	$ 20.52	$ 20.95
Total Return A	18.05%	11.66%	(23.24)%	(.49)%	22.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.00%	1.00%	.91%	.92%
Expenses net of fee waivers, if any	.98%	1.00%	1.00%	.91%	.92%
Expenses net of all reductions	.94%	.97%	1.00%	.90%	.92%
Net investment income (loss)	2.44%	2.75%	2.63%	1.41%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,914	$ 6,511	$ 4,373	$ 5,704	$ 12,822
Portfolio turnover rate D	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, foreign currency transactions, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,454,055
Gross unrealized depreciation	(2,700,107)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,753,948

Tax Cost	$ 151,294,323

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,305,344
Capital loss carryforward	$ (41,949,952)
Net unrealized appreciation (depreciation)	$ 7,753,948

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 2,864,390	$ 3,192,017

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $296,867,090 and $293,312,976, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 180,035	$ 2,562
Class T	.25%	.25%	175,580	1,064
Class B	.75%	.25%	84,340	63,353
Class C	.75%	.25%	241,277	33,336
			$ 681,232	$ 100,315

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,950
Class T	7,728
Class B*	15,575
Class C*	835
$ 54,088

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 217,350.30
Class T	110,481.31
Class B	25,521.30
Class C	71,490.30
Institutional Class	23,044.29
	$ 447,886

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,095 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $488 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash

Annual Report

7. Security Lending - continued

collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,142. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $56,520 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 1,536,373	$ 1,700,301
Class T	680,070	782,544
Class B	128,700	184,067
Class C	350,529	413,366
Institutional Class	168,718	111,739
Total	$ 2,864,390	$ 3,192,017

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	951,835	582,593	$ 17,339,635	$ 9,269,210
Reinvestment of distributions	78,008	96,455	1,339,641	1,532,370
Shares redeemed	(840,008)	(1,092,389)	(15,213,828)	(17,388,823)
Net increase (decrease)	189,835	(413,341)	$ 3,465,448	$ (6,587,243)
Class T
Shares sold	251,762	214,231	$ 4,579,718	$ 3,421,542
Reinvestment of distributions	37,445	46,549	644,378	741,068
Shares redeemed	(448,193)	(457,353)	(8,103,122)	(7,262,506)
Net increase (decrease)	(158,986)	(196,573)	$ (2,879,026)	$ (3,099,896)
Class B
Shares sold	39,073	89,148	$ 679,580	$ 1,411,608
Reinvestment of distributions	6,858	10,582	116,904	167,069
Shares redeemed	(170,627)	(267,950)	(3,021,254)	(4,203,072)
Net increase (decrease)	(124,696)	(168,220)	$ (2,224,770)	$ (2,624,395)
Class C
Shares sold	405,545	188,570	$ 7,271,889	$ 2,992,972
Reinvestment of distributions	15,668	20,486	265,763	322,145
Shares redeemed	(299,716)	(383,514)	(5,335,908)	(5,996,156)
Net increase (decrease)	121,497	(174,458)	$ 2,201,744	$ (2,681,039)
Institutional Class
Shares sold	343,779	287,925	$ 6,436,483	$ 4,699,845
Reinvestment of distributions	7,398	5,221	128,959	84,041
Shares redeemed	(175,049)	(188,687)	(3,230,206)	(3,029,537)
Net increase (decrease)	176,128	104,459	$ 3,335,236	$ 1,754,349

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Communications Equipment Fund
Class A	09/12/11	09/09/11	$0.00	$0.199
Class T	09/12/11	09/09/11	$0.00	$0.199
Class B	09/12/11	09/09/11	$0.00	$0.199
Class C	09/12/11	09/09/11	$0.00	$0.199
Fidelity Advisor Consumer Discretionary Fund
Class A	09/12/11	09/09/11	$0.00	$0.831
Class T	09/12/11	09/09/11	$0.00	$0.831
Class B	09/12/11	09/09/11	$0.00	$0.831
Class C	09/12/11	09/09/11	$0.00	$0.831
Fidelity Advisor Health Care Fund
Class A	09/12/11	09/09/11	$0.00	$2.565
Class T	09/12/11	09/09/11	$0.00	$2.565
Class B	09/12/11	09/09/11	$0.00	$2.565
Class C	09/12/11	09/09/11	$0.00	$2.565
Fidelity Advisor Industrials Fund
Class A	09/12/11	09/09/11	$0.021	$0.252
Class T	09/12/11	09/09/11	$0.00	$0.252
Class B	09/12/11	09/09/11	$0.00	$0.252
Class C	09/12/11	09/09/11	$0.00	$0.252
Fidelity Advisor Utilities Fund
Class A	09/12/11	09/09/11	$0.178	$0.00
Class T	09/12/11	09/09/11	$0.147	$0.00
Class B	09/12/11	09/09/11	$0.084	$0.00
Class C	09/12/11	09/09/11	$0.107	$0.00

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Communications Equipment Fund	$399,014
Fidelity Advisor Consumer Discretionary Fund	$2,778,143
Fidelity Advisor Health Care Fund	$49,894,902
Fidelity Advisor Industrials Fund	$4,316,295

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2010	December 2010
Fidelity Advisor Energy Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Industrials Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
	September 2010	December 2010
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2010	December 2010
Fidelity Advisor Energy Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Industrials Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For each of Advisor Biotechnology and Advisor Technology, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Fidelity Advisor Biotechnology Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Communications Equipment Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Consumer Discretionary Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Electronics Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Energy Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity Advisor Financial Services Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Advisor Health Care Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Industrials Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Technology Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Utilities Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Annual Report

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

For Advisor Biotechnology, Advisor Consumer Discretionary, Advisor Financial Services, and Advisor Utilities, the Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes.

For Advisor Communications Equipment and Advisor Electronics, the Board noted that the total expense ratio of each of Class A, Class B, and Class C ranked below its competitive median for 2010, the total expense ratio of Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes.

For Advisor Energy, Advisor Health Care, Advisor Industrials, and Advisor Technology, the Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOC-UANNPRO-0911
1.789241.107

Fidelity Advisor
Focus Funds®
Institutional Class

Fidelity Advisor® Biotechnology Fund
Fidelity Advisor Communications Equipment Fund
Fidelity Advisor Consumer Discretionary Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Energy Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Industrials Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Fund

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Fidelity Advisor® Biotechnology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Energy Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Industrials Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Technology Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Fidelity Advisor Utilities Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Fidelity Advisor Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	32.46%	7.14%	3.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity Advisor® Biotechnology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 32.08%, 31.69%, 31.12% and 31.07%, respectively (excluding sales charges), well ahead of the S&P 500 and the 23.75% advance of the MSCI® U.S. IM Biotechnology 25/50 Index. Versus the MSCI index, stock selection in biotechnology aided relative performance, as did out-of-benchmark exposure to pharmaceuticals. The fund's emphasis on mid- and small-cap stocks was particularly beneficial. Alexion Pharmaceuticals was the fund's top individual contributor, fueled by the success of the company's Soliris® medication. Other contributors included Questcor Pharmaceuticals, which was an out-of-benchmark position, and three notable underweightings: Celgene, Gilead Sciences and Amgen. Conversely, Acorda Therapeutics was the fund's largest relative detractor, as sales of AMPYRA®, the company's multiple sclerosis medication, were disappointing. Out-of-index positions in vaccine developer Antigenics, which in January changed its name to Agenus, and in Auxilium Pharmaceuticals also performed poorly. Largely avoiding ZymoGenetics, an index component whose stock price nearly doubled following news of the company's acquisition by Bristol-Myers Squibb during the fourth quarter of 2010, also dampened performance.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: For the year, the fund's Institutional Class shares returned 32.46%, well ahead of the S&P 500 and the 23.75% advance of the MSCI® U.S. IM Biotechnology 25/50 Index. Versus the MSCI index, stock selection in biotechnology aided relative performance, as did out-of-benchmark exposure to pharmaceuticals. The fund's emphasis on mid- and small-cap stocks was particularly beneficial. Alexion Pharmaceuticals was the fund's top individual contributor, fueled by the success of the company's Soliris® medication. Other contributors included Questcor Pharmaceuticals, which was an out-of-benchmark position, and three notable underweightings: Celgene, Gilead Sciences and Amgen. Conversely, Acorda Therapeutics was the fund's largest relative detractor, as sales of AMPYRA®, the company's multiple sclerosis medication, were disappointing. Out-of-index positions in vaccine developer Antigenics, which in January changed its name to Agenus, and in Auxilium Pharmaceuticals also performed poorly. Largely avoiding ZymoGenetics, an index component whose stock price nearly doubled following news of the company's acquisition by Bristol-Myers Squibb during the fourth quarter of 2010, also dampened performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.30%
Actual		$ 1,000.00	$ 1,160.70	$ 6.96
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.51
Class T	1.64%
Actual		$ 1,000.00	$ 1,159.90	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.20
Class B	2.04%
Actual		$ 1,000.00	$ 1,155.70	$ 10.90
HypotheticalA		$ 1,000.00	$ 1,014.68	$ 10.19
Class C	2.05%
Actual		$ 1,000.00	$ 1,157.10	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.63	$ 10.24
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,162.20	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	15.7	18.4
Gilead Sciences, Inc.	9.8	2.8
Biogen Idec, Inc.	5.6	3.2
Alexion Pharmaceuticals, Inc.	5.2	6.7
Vertex Pharmaceuticals, Inc.	4.4	6.1
BioMarin Pharmaceutical, Inc.	3.8	2.6
Celgene Corp.	3.5	0.0
InterMune, Inc.	2.6	2.7
Pharmasset, Inc.	2.5	1.5
United Therapeutics Corp.	2.1	4.4
	55.2
Top Industries (% of fund's net assets)
As of July 31, 2011
Biotechnology	89.6%
Pharmaceuticals	7.0%
Health Care Equipment & Supplies	0.1%
All Others*	3.3%

As of January 31, 2011
Biotechnology	91.7%
Pharmaceuticals	7.8%
Health Care Equipment & Supplies	0.0%
All Others*	0.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Biotechnology Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
BIOTECHNOLOGY - 89.6%
Biotechnology - 89.6%
Acadia Pharmaceuticals, Inc. (a)	59,446	$ 96,897
Acorda Therapeutics, Inc. (a)	36,779	1,044,524
ADVENTRX Pharmaceuticals, Inc. (a)(d)	37,232	109,834
Affymax, Inc. (a)	4,506	29,785
Agenus, Inc. (a)(d)	21,100	16,142
Agenus, Inc. warrants 1/9/18 (a)	452,000	45,605
Alexion Pharmaceuticals, Inc. (a)	67,890	3,856,152
Alkermes, Inc. (a)	37,961	654,448
Allos Therapeutics, Inc. (a)	55,750	103,695
Alnylam Pharmaceuticals, Inc. (a)	13,498	126,611
AMAG Pharmaceuticals, Inc. (a)(d)	39,471	584,566
Amarin Corp. PLC ADR (a)	8,900	120,506
Amgen, Inc.	213,776	11,693,545
Amylin Pharmaceuticals, Inc. (a)	53,384	635,803
Ardea Biosciences, Inc. (a)	3,300	77,220
ARIAD Pharmaceuticals, Inc. (a)(d)	69,106	821,670
ArQule, Inc. (a)	24,866	139,250
AVEO Pharmaceuticals, Inc. (a)	10,500	200,655
Biogen Idec, Inc. (a)	41,126	4,189,506
BioInvent International AB (a)	28,800	88,343
BioMarin Pharmaceutical, Inc. (a)(d)	91,134	2,846,115
Bionovo, Inc. (a)	73,900	57,642
Bionovo, Inc. warrants 1/21/16 (a)	56,850	18,008
Catalyst Pharmaceutical Partners, Inc. (a)	82,595	128,022
Celgene Corp. (a)	43,718	2,592,477
Cell Therapeutics, Inc. (a)	185,219	250,046
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	41,468
Cepheid, Inc. (a)	23,300	879,808
Chelsea Therapeutics International Ltd. (a)	11,860	59,537
China Biologic Products, Inc. (a)(d)	4,867	45,750
Codexis, Inc. (a)	12,700	114,300
Cubist Pharmaceuticals, Inc. (a)	24,792	842,184
Dendreon Corp. (a)	40,933	1,510,428
Dynavax Technologies Corp. (a)	50,600	141,680
Enzon Pharmaceuticals, Inc. (a)(d)	26,034	253,050
Exelixis, Inc. (a)	63,245	486,987
Genomic Health, Inc. (a)	11,428	306,842
Geron Corp. (a)(d)	64,461	248,175
Gilead Sciences, Inc. (a)	172,043	7,287,741
Halozyme Therapeutics, Inc. (a)	42,400	294,256
Horizon Pharma, Inc.	29,700	268,488
Human Genome Sciences, Inc. (a)(d)	60,208	1,264,970
Idenix Pharmaceuticals, Inc. (a)	129,831	867,271
ImmunoGen, Inc. (a)	16,200	219,186
Incyte Corp. (a)(d)	47,838	834,295
Inhibitex, Inc. (a)	29,900	123,786
InterMune, Inc. (a)	57,331	1,913,709
Ironwood Pharmaceuticals, Inc. Class A (a)	12,732	190,343

	Shares	Value
Isis Pharmaceuticals, Inc. (a)	500	$ 4,320
Keryx Biopharmaceuticals, Inc. (a)(d)	34,100	150,381
Lexicon Pharmaceuticals, Inc. (a)	200,961	337,614
Ligand Pharmaceuticals, Inc. Class B (a)	9,614	130,943
Medivation, Inc. (a)	23,213	492,580
Metabolix, Inc. (a)	17,330	118,364
Micromet, Inc. (a)(d)	17,700	100,182
Momenta Pharmaceuticals, Inc. (a)(d)	22,829	403,160
Myrexis, Inc. (a)	302	1,024
Neurocrine Biosciences, Inc. (a)	37,106	286,829
NPS Pharmaceuticals, Inc. (a)	95,000	917,700
Oncothyreon, Inc. (a)(d)	4,574	36,638
ONYX Pharmaceuticals, Inc. (a)	24,501	808,043
Opko Health, Inc. (a)	81,400	354,090
OREXIGEN Therapeutics, Inc. (a)	30,600	50,490
PDL BioPharma, Inc. (d)	55,288	342,233
Pharmacyclics, Inc. (a)	8,300	103,833
Pharmasset, Inc. (a)	15,417	1,871,315
PolyMedix, Inc. (a)	327,666	229,366
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	54,248
Progenics Pharmaceuticals, Inc. (a)	53,400	291,564
Protalix BioTherapeutics, Inc. (a)(d)	20,990	135,176
Protox Therapeutics, Inc. (a)	138,000	72,221
Regeneron Pharmaceuticals, Inc. (a)	20,047	1,063,694
Rigel Pharmaceuticals, Inc. (a)	46,170	401,217
Sangamo Biosciences, Inc. (a)(d)	23,828	129,148
Savient Pharmaceuticals, Inc. (a)(d)	9,755	68,285
Seattle Genetics, Inc. (a)(d)	43,481	740,481
SIGA Technologies, Inc. (a)(d)	23,912	181,970
Spectrum Pharmaceuticals, Inc. (a)(d)	104,676	1,109,566
Synta Pharmaceuticals Corp. (a)	18,783	87,717
Targacept, Inc. (a)	14,300	292,292
Theravance, Inc. (a)(d)	29,078	621,688
Threshold Pharmaceuticals, Inc. (a)	87,866	146,736
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	30,640
United Therapeutics Corp. (a)	26,752	1,535,030
Vertex Pharmaceuticals, Inc. (a)	63,815	3,309,446
Vical, Inc. (a)	94,477	454,434
ZIOPHARM Oncology, Inc. (a)(d)	80,500	437,920
Zogenix, Inc.	47,489	241,244
		66,865,143
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.1%
Alsius Corp. (a)	14,200	0
Aradigm Corp. (a)	21,800	3,989
Aradigm Corp. (e)	329,640	54,292
		58,281
PHARMACEUTICALS - 7.0%
Pharmaceuticals - 7.0%
AcelRx Pharmaceuticals, Inc.	58,400	241,776
Adolor Corp. (a)	199,599	443,110
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Aegerion Pharmaceuticals, Inc.	8,900	$ 139,819
Akorn, Inc. (a)	15,479	107,269
Auxilium Pharmaceuticals, Inc. (a)(d)	42,158	790,041
AVANIR Pharmaceuticals Class A (a)(d)	113,980	427,425
Columbia Laboratories, Inc. (a)	6,400	18,304
Corcept Therapeutics, Inc. (a)	64,600	231,268
Elan Corp. PLC sponsored ADR (a)	82,050	907,473
Jazz Pharmaceuticals, Inc. (a)	3,943	159,573
NuPathe, Inc.	900	6,210
Optimer Pharmaceuticals, Inc. (a)(d)	27,915	295,341
Pacira Pharmaceuticals, Inc.	16,732	167,655
Questcor Pharmaceuticals, Inc. (a)	16,116	500,402
Ventrus Biosciences, Inc.	38,695	467,823
XenoPort, Inc. (a)	46,025	326,317
		5,229,806
TOTAL COMMON STOCKS (Cost $57,275,134)		72,153,230
Money Market Funds - 13.9%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	2,191,523	$ 2,191,523
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	8,211,549	8,211,549
TOTAL MONEY MARKET FUNDS (Cost $10,403,072)		10,403,072
TOTAL INVESTMENT PORTFOLIO - 110.6% (Cost $67,678,206)		82,556,302
NET OTHER ASSETS (LIABILITIES) - (10.6)%		(7,923,162)
NET ASSETS - 100%		$ 74,633,140
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $54,292 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aradigm Corp.	7/6/11	$ 62,632
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,208
Fidelity Securities Lending Cash Central Fund	145,035
Total	$ 146,243
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 72,153,230	$ 71,908,969	$ 244,261	$ -
Money Market Funds	10,403,072	10,403,072	-	-
Total Investments in Securities:	$ 82,556,302	$ 82,312,041	$ 244,261	$ -
Income Tax Information

At July 31, 2011, the fund had a capital loss carryforward of approximately $1,530,367 all of which will expire in fiscal year 2017. Capital loss carryforward are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $8,120,986) - See accompanying schedule: Unaffiliated issuers (cost $57,275,134)	$ 72,153,230
Fidelity Central Funds (cost $10,403,072)	10,403,072
Total Investments (cost $67,678,206)		$ 82,556,302
Receivable for investments sold		1,746,646
Receivable for fund shares sold		203,081
Distributions receivable from Fidelity Central Funds		17,106
Other receivables		1,757
Total assets		84,524,892

Liabilities
Payable to custodian bank	$ 64,757
Payable for investments purchased	1,233,043
Payable for fund shares redeemed	262,107
Accrued management fee	35,339
Distribution and service plan fees payable	31,330
Other affiliated payables	19,582
Other payables and accrued expenses	34,045
Collateral on securities loaned, at value	8,211,549
Total liabilities		9,891,752

Net Assets		$ 74,633,140
Net Assets consist of:
Paid in capital		$ 62,179,088
Accumulated net investment loss		(755)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,423,289)
Net unrealized appreciation (depreciation) on investments		14,878,096
Net Assets		$ 74,633,140

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($30,639,078 ÷ 3,478,612 shares)	$ 8.81

Maximum offering price per share (100/94.25 of $8.81)	$ 9.35
Class T: Net Asset Value and redemption price per share ($16,454,237 ÷ 1,923,088 shares)	$ 8.56

Maximum offering price per share (100/96.50 of $8.56)	$ 8.87
Class B: Net Asset Value and offering price per share ($5,849,306 ÷ 722,750 shares)A	$ 8.09

Class C: Net Asset Value and offering price per share ($15,787,398 ÷ 1,950,090 shares)A	$ 8.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,903,121 ÷ 648,673 shares)	$ 9.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 31,001
Special dividends		76,944
Interest		1
Income from Fidelity Central Funds (including $145,035 from security lending)		146,243
Total income		254,189

Expenses
Management fee	$ 330,558
Transfer agent fees	181,956
Distribution and service plan fees	312,037
Accounting and security lending fees	24,080
Custodian fees and expenses	15,889
Independent trustees' compensation	309
Registration fees	56,448
Audit	43,969
Legal	281
Miscellaneous	585
Total expenses before reductions	966,112
Expense reductions	(3,845)	962,267
Net investment income (loss)		(708,078)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,234,979
Foreign currency transactions	(777)
Total net realized gain (loss)		5,234,202
Change in net unrealized appreciation (depreciation) on investment securities		11,018,770
Net gain (loss)		16,252,972
Net increase (decrease) in net assets resulting from operations		$ 15,544,894

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (708,078)	$ (784,049)
Net realized gain (loss)	5,234,202	(2,345,490)
Change in net unrealized appreciation (depreciation)	11,018,770	88,127
Net increase (decrease) in net assets resulting from operations	15,544,894	(3,041,412)
Share transactions - net increase (decrease)	6,522,296	684,738
Redemption fees	3,193	1,690
Total increase (decrease) in net assets	22,070,383	(2,354,984)

Net Assets
Beginning of period	52,562,757	54,917,741
End of period (including accumulated net investment loss of $755 and undistributed net investment income of $0, respectively)	$ 74,633,140	$ 52,562,757

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 6.94	$ 7.81	$ 7.23	$ 6.81
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.08) G	(.08)	(.09) H	(.09)
Net realized and unrealized gain (loss)	2.21	(.19)	(.79)	1.20	.51
Total from investment operations	2.14	(.27)	(.87)	1.11	.42
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.81	$ 6.67	$ 6.94	$ 7.81	$ 7.23
Total Return A, B	32.08%	(3.89)%	(11.14)%	15.95%	6.17%
Ratios to Average Net Assets D, I
Expenses before reductions	1.35%	1.39%	1.40%	1.37%	1.42%
Expenses net of fee waivers, if any	1.35%	1.39%	1.40%	1.37%	1.40%
Expenses net of all reductions	1.34%	1.38%	1.40%	1.37%	1.40%
Net investment income (loss)	(.91)% F	(1.15)% G	(1.27)%	(1.24)% H	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,639	$ 20,154	$ 19,858	$ 18,249	$ 13,081
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.50	$ 6.78	$ 7.65	$ 7.11	$ 6.71
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.09) G	(.09)	(.11) H	(.11)
Net realized and unrealized gain (loss)	2.15	(.19)	(.78)	1.18	.51
Total from investment operations	2.06	(.28)	(.87)	1.07	.40
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.56	$ 6.50	$ 6.78	$ 7.65	$ 7.11
Total Return A, B	31.69%	(4.13)%	(11.37)%	15.64%	5.96%
Ratios to Average Net Assets D, I
Expenses before reductions	1.64%	1.69%	1.71%	1.69%	1.75%
Expenses net of fee waivers, if any	1.64%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.65%	1.65%
Net investment income (loss)	(1.21)% F	(1.41)% G	(1.52)%	(1.53)% H	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,454	$ 11,684	$ 13,356	$ 15,123	$ 13,008
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.34)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.17	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12) G	(.12)	(.14) H	(.14)
Net realized and unrealized gain (loss)	2.04	(.18)	(.75)	1.13	.50
Total from investment operations	1.92	(.30)	(.87)	.99	.36
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.09	$ 6.17	$ 6.47	$ 7.34	$ 6.88
Total Return A, B	31.12%	(4.64)%	(11.85)%	14.96%	5.52%
Ratios to Average Net Assets D, I
Expenses before reductions	2.10%	2.14%	2.15%	2.12%	2.17%
Expenses net of fee waivers, if any	2.10%	2.14%	2.15%	2.12%	2.15%
Expenses net of all reductions	2.09%	2.13%	2.15%	2.12%	2.15%
Net investment income (loss)	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H	(1.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,849	$ 6,297	$ 7,377	$ 11,044	$ 12,656
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.18	$ 6.47	$ 7.34	$ 6.88	$ 6.52
Income from Investment Operations
Net investment income (loss) C	(.12) F	(.12) G	(.12)	(.13) H	(.14)
Net realized and unrealized gain (loss)	2.04	(.17)	(.75)	1.12	.50
Total from investment operations	1.92	(.29)	(.87)	.99	.36
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 8.10	$ 6.18	$ 6.47	$ 7.34	$ 6.88
Total Return A, B	31.07%	(4.48)%	(11.85)%	14.96%	5.52%
Ratios to Average Net Assets D, I
Expenses before reductions	2.10%	2.14%	2.15%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.14%	2.15%	2.12%	2.15%
Expenses net of all reductions	2.09%	2.13%	2.15%	2.12%	2.15%
Net investment income (loss)	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H	(1.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,787	$ 11,421	$ 12,426	$ 13,323	$ 11,813
Portfolio turnover rate E	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.87	$ 7.12	$ 8.00	$ 7.37	$ 6.91
Income from Investment Operations
Net investment income (loss) B	(.05) E	(.06) F	(.06)	(.07) G	(.07)
Net realized and unrealized gain (loss)	2.28	(.19)	(.82)	1.23	.53
Total from investment operations	2.23	(.25)	(.88)	1.16	.46
Distributions from net realized gain	-	-	-	(.53)	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 9.10	$ 6.87	$ 7.12	$ 8.00	$ 7.37
Total Return A	32.46%	(3.51)%	(11.00)%	16.35%	6.66%
Ratios to Average Net Assets C, H
Expenses before reductions	1.04%	1.07%	1.11%	1.06%	1.06%
Expenses net of fee waivers, if any	1.04%	1.07%	1.11%	1.06%	1.06%
Expenses net of all reductions	1.03%	1.06%	1.11%	1.06%	1.06%
Net investment income (loss)	(.60)% E	(.83)% F	(.98)%	(.94)% G	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,903	$ 3,008	$ 1,901	$ 1,117	$ 991
Portfolio turnover rate D	99%	130%	73%	132%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.73)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 17,373,315
Gross unrealized depreciation	(3,388,141)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,985,174

Tax Cost	$ 68,571,128

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,530,367)
Net unrealized appreciation (depreciation)	$ 13,985,174

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $62,081,587 and $58,253,150, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 58,447	$ 603
Class T	.25%	.25%	68,378	324
Class B	.75%	.25%	58,357	43,808
Class C	.75%	.25%	126,855	18,450
			$ 312,037	$ 63,185

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,148
Class T	6,533
Class B*	12,854
Class C*	572
$ 37,107

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 70,163.30
Class T	47,123.35
Class B	17,595.30
Class C	38,036.30
Institutional Class	9,039.24
	$ 181,956

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,659 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $191 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security

Annual Report

8. Security Lending - continued

lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $128 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,845 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	1,294,694	1,118,865	$ 10,912,748	$ 7,975,997
Shares redeemed	(838,372)	(959,085)	(6,529,914)	(6,583,930)
Net increase (decrease)	456,322	159,780	$ 4,382,834	$ 1,392,067
Class T
Shares sold	489,230	412,827	$ 3,897,385	$ 2,848,621
Shares redeemed	(364,605)	(585,419)	(2,767,714)	(3,906,373)
Net increase (decrease)	124,625	(172,592)	$ 1,129,671	$ (1,057,752)
Class B
Shares sold	84,075	304,652	$ 609,091	$ 1,993,007
Shares redeemed	(381,301)	(424,638)	(2,636,098)	(2,696,945)
Net increase (decrease)	(297,226)	(119,986)	$ (2,027,007)	$ (703,938)
Class C
Shares sold	539,125	489,582	$ 4,217,149	$ 3,216,700
Shares redeemed	(438,419)	(559,923)	(3,130,462)	(3,577,484)
Net increase (decrease)	100,706	(70,341)	$ 1,086,687	$ (360,784)
Institutional Class
Shares sold	436,761	453,122	$ 3,719,527	$ 3,410,559
Shares redeemed	(225,982)	(282,175)	(1,769,416)	(1,995,414)
Net increase (decrease)	210,779	170,947	$ 1,950,111	$ 1,415,145

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Communications Equipment Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	12.61%	6.53%	1.88%

A Prior to October 1, 2006, Fidelity Advisor Communications Eqipment Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Communications Equipment Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 12.23%, 12.06%, 11.54% and 11.41%, respectively (excluding sales charges), well ahead of the 3.14% advance of the S&P® Custom Communications Equipment Index but lagging the S&P 500. Versus its industry benchmark, stock picking in communications equipment, which represented the vast majority of the fund's net assets during the period, was primarily responsible for its outperformance. Out-of-benchmark exposure to a variety of groups, especially wireless telecommunication services, systems software, application software and electronic manufacturing services, also bolstered the fund's results. Three of the four largest individual contributors were weak-performing benchmark components in which the fund had relatively light exposure. Large underweightings in Canadian smartphone maker Research In Motion - which I sold - and Finnish handset manufacturer Nokia were particularly beneficial, jointly accounting for more than six percentage points of outperformance for the fund. Underweighting networking equipment provider Cisco Systems, a major benchmark component, also proved beneficial, as the company's size and lack of strategic focus began to catch up with it, resulting in slowing growth and poor stock performance. I'll also mention an out-of-index position in Taiwan-based HTC, one of the smartphone makers using Google's AndroidTM operating system that "ate the lunch" of less well-positioned rivals. Acme Packet, which makes session-border-control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems, was a success story from the first half of the period, and I sold some of the position to lock in profits. Conversely, not owning benchmark constituent InterDigital, a provider of products that enable wireless communications, worked against the fund's relative performance, as the stock surged in July amid rumors the company might be bought by Google. Underweighting communications equipment firm Motorola, known as Motorola Solutions as of January 4, 2011, also detracted. Meanwhile, a slight average overweighting in Finisar, a maker of optical subsystems and components for local area networks, hampered results. The stock took a big hit in March, when the company reduced its financial outlook.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Communications Equipment Fund: During the past year, the fund's Institutional Class shares returned 12.61%, well ahead of the 3.14% advance of the S&P® Custom Communications Equipment Index but lagging the S&P 500. Versus its industry benchmark, stock picking in communications equipment, which represented the vast majority of the fund's net assets during the period, was primarily responsible for its outperformance. Out-of-benchmark exposure to a variety of groups, especially wireless telecommunication services, systems software, application software and electronic manufacturing services, also bolstered the fund's results. Three of the four largest individual contributors were weak-performing benchmark components in which the fund had relatively light exposure. Large underweightings in Canadian smartphone maker Research In Motion - which I sold - and Finnish handset manufacturer Nokia were particularly beneficial, jointly accounting for more than six percentage points of outperformance for the fund. Underweighting networking equipment provider Cisco Systems, a major benchmark component, also proved beneficial, as the company's size and lack of strategic focus began to catch up with it, resulting in slowing growth and poor stock performance. I'll also mention an out-of-index position in Taiwan-based HTC, one of the smartphone makers using Google's AndroidTM operating system that "ate the lunch" of less well-positioned rivals. Acme Packet, which makes session-border-control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems, was a success story from the first half of the period, and I sold some of the position to lock in profits. Conversely, not owning benchmark constituent InterDigital, a provider of products that enable wireless communications, worked against the fund's relative performance, as the stock surged in July amid rumors the company might be bought by Google. Underweighting communications equipment firm Motorola, known as Motorola Solutions as of January 4, 2011, also detracted. Meanwhile, a slight average overweighting in Finisar, a maker of optical subsystems and components for local area networks, hampered results. The stock took a big hit in March, when the company reduced its financial outlook.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.40%
Actual		$ 1,000.00	$ 885.40	$ 6.54
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 884.30	$ 7.71
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 882.20	$ 10.03
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 882.10	$ 10.03
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 886.50	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	12.9	16.3
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	10.9	7.5
QUALCOMM, Inc.	9.9	13.2
AsiaInfo-Linkage, Inc.	3.7	0.3
Polycom, Inc.	3.5	1.4
Alcatel-Lucent SA sponsored ADR	3.0	2.5
Ciena Corp.	3.0	2.6
American Tower Corp. Class A	2.8	0.6
SBA Communications Corp. Class A	2.6	0.6
Crown Castle International Corp.	2.4	0.5
	54.7
Top Industries (% of fund's net assets)
As of July 31, 2011
Communications Equipment	75.0%
Software	8.5%
Wireless Telecommunication Services	7.9%
Semiconductors & Semiconductor Equipment	2.4%
Computers & Peripherals	1.1%
All Others*	5.1%

As of January 31, 2011
Communications Equipment	81.3%
Semiconductors & Semiconductor Equipment	4.5%
Electronic Equipment & Components	3.4%
Software	3.3%
Computers & Peripherals	2.7%
All Others*	4.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 74.9%
Communications Equipment - 74.9%
Acme Packet, Inc. (a)	6,171	$ 363,595
ADTRAN, Inc.	10,079	333,514
ADVA AG Optical Networking (a)	34,256	211,255
Alcatel-Lucent SA sponsored ADR (a)	172,557	698,856
Arris Group, Inc. (a)	18,971	227,652
Aruba Networks, Inc. (a)(d)	17,140	393,363
Aviat Networks, Inc. (a)	10,867	42,055
BigBand Networks, Inc. (a)	29,453	57,433
Brocade Communications Systems, Inc. (a)	89,459	490,235
Calix Networks, Inc. (a)(d)	10,300	188,902
Ceragon Networks Ltd. (a)	5,515	68,772
Ciena Corp. (a)(d)	45,109	697,385
Cisco Systems, Inc.	189,774	3,030,689
Comba Telecom Systems Holdings Ltd.	58,850	54,064
Comtech Telecommunications Corp.	2,300	61,985
Comverse Technology, Inc. (a)	906	6,795
DG FastChannel, Inc. (a)	2,700	76,302
Digi International, Inc. (a)	2,700	38,583
DragonWave, Inc. (a)	18,300	93,473
EchoStar Holding Corp. Class A (a)	2,120	70,935
EMCORE Corp. (a)(d)	4,600	12,052
Emulex Corp. (a)	7,600	64,220
Extreme Networks, Inc. (a)	5,400	18,306
F5 Networks, Inc. (a)	746	69,736
Finisar Corp. (a)	29,759	507,093
Harmonic, Inc. (a)	11,860	64,400
Harris Corp.	6,700	267,129
HTC Corp.	2,520	74,867
Infinera Corp. (a)	2,800	18,004
Ixia (a)	16,496	164,960
JDS Uniphase Corp. (a)	13,664	179,682
Juniper Networks, Inc. (a)	14,688	343,552
Motorola Mobility Holdings, Inc.	11,341	253,812
Motorola Solutions, Inc.	147	6,599
NETGEAR, Inc. (a)	7,933	261,075
Nokia Corp. sponsored ADR	5	29
Oclaro, Inc. (a)(d)	18,075	84,953
Oplink Communications, Inc. (a)	1,854	31,296
Opnext, Inc. (a)	44,255	83,642
Polycom, Inc. (a)	30,000	810,900
Powerwave Technologies, Inc. (a)	30,200	65,534
QUALCOMM, Inc.	42,281	2,316,153
Riverbed Technology, Inc. (a)	15,758	451,152
Sandvine Corp. (a)	56,400	124,529
Sandvine Corp. (U.K.) (a)	65,330	146,333
ShoreTel, Inc. (a)	27,054	230,500
Sierra Wireless, Inc. (a)	17,900	192,977
Sonus Networks, Inc. (a)	44,300	131,128
Sycamore Networks, Inc.	5,600	110,320
Tekelec (a)	14,913	117,067

	Shares	Value
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	204,520	$ 2,556,500
Tellabs, Inc.	6,000	24,840
ViaSat, Inc. (a)	11,300	507,709
ZTE Corp. (H Shares)	19,260	60,174
		17,557,066
COMPUTERS & PERIPHERALS - 1.1%
Computer Storage & Peripherals - 1.1%
Gemalto NV	2,573	122,870
Novatel Wireless, Inc. (a)	25,198	129,266
		252,136
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
A123 Systems, Inc. (a)	100	513
ELECTRONIC EQUIPMENT & COMPONENTS - 0.8%
Electronic Components - 0.5%
E Ink Holdings, Inc.	16,000	33,186
Universal Display Corp. (a)	2,800	83,748
		116,934
Electronic Manufacturing Services - 0.3%
NeoPhotonics Corp.	8,200	60,516
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		177,450
INTERNET SOFTWARE & SERVICES - 0.7%
Internet Software & Services - 0.7%
Equinix, Inc. (a)	300	31,341
Keynote Systems, Inc.	4,300	102,985
Rackspace Hosting, Inc. (a)	600	24,000
		158,326
IT SERVICES - 0.1%
Data Processing & Outsourced Services - 0.1%
NeuStar, Inc. Class A (a)	700	18,228
IT Consulting & Other Services - 0.0%
Yucheng Technologies Ltd. (a)	1,200	4,392
TOTAL IT SERVICES		22,620
MEDIA - 0.8%
Advertising - 0.3%
Focus Media Holding Ltd. ADR (a)(d)	2,200	72,358
Broadcasting - 0.2%
Television Broadcasts Ltd.	5,000	34,226
Cable & Satellite - 0.3%
Virgin Media, Inc.	3,050	80,703
TOTAL MEDIA		187,287
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
Semiconductors - 2.4%
Cavium, Inc. (a)	2,499	86,191
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
CSR PLC	2,483	$ 11,380
Entropic Communications, Inc. (a)	200	1,336
Exar Corp. (a)	143	945
Ikanos Communications, Inc. (a)	3,985	5,021
Inphi Corp.	2,400	30,456
Marvell Technology Group Ltd. (a)	2,300	34,086
Netlogic Microsystems, Inc. (a)	2,102	72,624
ON Semiconductor Corp. (a)	4,298	37,350
Pericom Semiconductor Corp. (a)	1,700	13,906
Phison Electronics Corp.	17,000	85,353
Pixelplus Co. Ltd. ADR (a)	900	2,160
PLX Technology, Inc. (a)	900	3,069
PMC-Sierra, Inc. (a)	3,100	21,669
Spreadtrum Communications, Inc. ADR (d)	8,830	119,647
Standard Microsystems Corp. (a)	1,200	28,392
		553,585
SOFTWARE - 8.5%
Application Software - 7.0%
AsiaInfo-Linkage, Inc. (a)(d)	55,700	851,096
AutoNavi Holdings Ltd. ADR	8,800	145,728
BroadSoft, Inc. (a)(d)	12,700	370,967
KongZhong Corp. sponsored ADR (a)	100	493
NetScout Systems, Inc. (a)	2,393	36,493
SolarWinds, Inc. (a)	5,729	123,231
Synchronoss Technologies, Inc. (a)	3,447	100,825
Taleo Corp. Class A (a)	100	3,310
TeleNav, Inc. (a)	300	3,009
		1,635,152
Home Entertainment Software - 0.0%
Giant Interactive Group, Inc. ADR (d)	2,000	15,380
Systems Software - 1.5%
Allot Communications Ltd. (a)	5,400	80,028
Fortinet, Inc. (a)	3,900	79,248
Opnet Technologies, Inc.	1,653	56,714
Rovi Corp. (a)	1,800	95,346
TeleCommunication Systems, Inc. Class A (a)	6,977	35,443
		346,779
TOTAL SOFTWARE		1,997,311

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 7.9%
Wireless Telecommunication Services - 7.9%
American Tower Corp. Class A (a)	12,490	$ 656,100
Crown Castle International Corp. (a)	12,800	555,520
Leap Wireless International, Inc. (a)	300	4,038
SBA Communications Corp. Class A (a)	16,177	617,476
SOFTBANK CORP.	700	27,376
		1,860,510
TOTAL COMMON STOCKS (Cost $22,160,300)		22,766,804
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	19,270
Money Market Funds - 6.6%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c) (Cost $1,558,200)	1,558,200	1,558,200
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $23,738,500)		24,344,274
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(913,710)
NET ASSETS - 100%		$ 23,430,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,169
Fidelity Securities Lending Cash Central Fund	26,436
Total	$ 27,605
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 22,766,804	$ 22,766,804	$ -	$ -
Convertible Bonds	19,270	-	19,270	-
Money Market Funds	1,558,200	1,558,200	-	-
Total Investments in Securities:	$ 24,344,274	$ 24,325,004	$ 19,270	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.7%
Sweden	10.9%
France	3.0%
Canada	2.3%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $1,466,754) - See accompanying schedule: Unaffiliated issuers (cost $22,180,300)	$ 22,786,074
Fidelity Central Funds (cost $1,558,200)	1,558,200
Total Investments (cost $23,738,500)		$ 24,344,274
Receivable for investments sold		895,752
Receivable for fund shares sold		30,429
Dividends receivable		5,112
Interest receivable		12
Distributions receivable from Fidelity Central Funds		12,626
Other receivables		1,381
Total assets		25,289,586

Liabilities
Payable to custodian bank	$ 18,570
Payable for fund shares redeemed	215,750
Accrued management fee	13,407
Distribution and service plan fees payable	10,804
Other affiliated payables	7,641
Other payables and accrued expenses	34,650
Collateral on securities loaned, at value	1,558,200
Total liabilities		1,859,022

Net Assets		$ 23,430,564
Net Assets consist of:
Paid in capital		$ 22,606,837
Accumulated net investment loss		(2,793)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		220,746
Net unrealized appreciation (depreciation) on investments		605,774
Net Assets		$ 23,430,564

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,786,662 ÷ 902,731 shares)	$ 9.73

Maximum offering price per share (100/94.25 of $9.73)	$ 10.32
Class T: Net Asset Value and redemption price per share ($4,607,079 ÷ 485,940 shares)	$ 9.48

Maximum offering price per share (100/96.50 of $9.48)	$ 9.82
Class B: Net Asset Value and offering price per share ($1,316,181 ÷ 146,463 shares)A	$ 8.99

Class C: Net Asset Value and offering price per share ($5,865,756 ÷ 653,028 shares)A	$ 8.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,854,886 ÷ 285,476 shares)	$ 10.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 156,198
Interest		54
Income from Fidelity Central Funds (including $26,436 from security lending)		27,605
Total income		183,857

Expenses
Management fee	$ 130,244
Transfer agent fees	70,336
Distribution and service plan fees	109,324
Accounting and security lending fees	9,461
Custodian fees and expenses	11,775
Independent trustees' compensation	118
Registration fees	54,576
Audit	46,085
Legal	85
Miscellaneous	171
Total expenses before reductions	432,175
Expense reductions	(57,777)	374,398
Net investment income (loss)		(190,541)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,594,195
Foreign currency transactions	(3,915)
Total net realized gain (loss)		1,590,280
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,230,505)
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		(1,230,510)
Net gain (loss)		359,770
Net increase (decrease) in net assets resulting from operations		$ 169,229

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (190,541)	$ (225,209)
Net realized gain (loss)	1,590,280	955,330
Change in net unrealized appreciation (depreciation)	(1,230,510)	1,311,875
Net increase (decrease) in net assets resulting from operations	169,229	2,041,996
Share transactions - net increase (decrease)	8,972,466	1,341,807
Redemption fees	1,851	1,464
Total increase (decrease) in net assets	9,143,546	3,385,267

Net Assets
Beginning of period	14,287,018	10,901,751
End of period (including accumulated net investment loss of $2,793 and undistributed net investment income of $0, respectively)	$ 23,430,564	$ 14,287,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.67	$ 7.28	$ 7.82	$ 9.49	$ 7.29
Income from Investment Operations
Net investment income (loss) C	(.06)	(.11)	.02 F	(.08)	(.09)
Net realized and unrealized gain (loss)	1.12	1.50	(.56)	(1.45)	2.29
Total from investment operations	1.06	1.39	(.54)	(1.53)	2.20
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 9.73	$ 8.67	$ 7.28	$ 7.82	$ 9.49
Total Return A, B	12.23%	19.09%	(6.91)%	(16.43)%	30.18%
Ratios to Average Net Assets D, G
Expenses before reductions	1.64%	1.90%	3.15%	2.25%	2.24%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.38%	1.40%	1.39%	1.40%
Net investment income (loss)	(.60)%	(1.32)%	.26% F	(.91)%	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,787	$ 4,860	$ 3,476	$ 2,459	$ 2,825
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.46	$ 7.13	$ 7.68	$ 9.34	$ 7.19
Income from Investment Operations
Net investment income (loss) C	(.09)	(.13)	- F, H	(.10)	(.11)
Net realized and unrealized gain (loss)	1.11	1.46	(.55)	(1.42)	2.26
Total from investment operations	1.02	1.33	(.55)	(1.52)	2.15
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 9.48	$ 8.46	$ 7.13	$ 7.68	$ 9.34
Total Return A, B	12.06%	18.65%	(7.16)%	(16.59)%	29.90%
Ratios to Average Net Assets D, G
Expenses before reductions	1.97%	2.20%	3.52%	2.62%	2.57%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.63%	1.65%	1.65%	1.64%
Net investment income (loss)	(.85)%	(1.57)%	.01% F	(1.16)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,607	$ 3,273	$ 2,396	$ 2,138	$ 3,271
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 6.83	$ 7.39	$ 9.03	$ 6.99
Income from Investment Operations
Net investment income (loss) C	(.13)	(.16)	(.03) F	(.14)	(.14)
Net realized and unrealized gain (loss)	1.06	1.39	(.53)	(1.36)	2.18
Total from investment operations	.93	1.23	(.56)	(1.50)	2.04
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.99	$ 8.06	$ 6.83	$ 7.39	$ 9.03
Total Return A, B	11.54%	18.01%	(7.58)%	(16.94)%	29.18%
Ratios to Average Net Assets D, G
Expenses before reductions	2.47%	2.68%	3.98%	3.03%	3.00%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.13%	2.15%	2.15%	2.15%
Net investment income (loss)	(1.35)%	(2.07)%	(.49)% F	(1.67)%	(1.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,316	$ 1,408	$ 1,281	$ 1,219	$ 2,225
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 6.82	$ 7.38	$ 9.03	$ 6.99
Income from Investment Operations
Net investment income (loss) C	(.13)	(.16)	(.03) F	(.14)	(.14)
Net realized and unrealized gain (loss)	1.05	1.40	(.53)	(1.37)	2.18
Total from investment operations	.92	1.24	(.56)	(1.51)	2.04
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 8.06	$ 6.82	$ 7.38	$ 9.03
Total Return A, B	11.41%	18.18%	(7.59)%	(17.06)%	29.18%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.67%	3.63%	3.02%	2.98%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.13%	2.15%	2.15%	2.15%
Net investment income (loss)	(1.35)%	(2.07)%	(.49)% F	(1.67)%	(1.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,866	$ 3,029	$ 2,792	$ 1,097	$ 1,745
Portfolio turnover rate E	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 7.45	$ 7.98	$ 9.65	$ 7.39
Income from Investment Operations
Net investment income (loss) B	(.04)	(.09)	.03 E	(.06)	(.07)
Net realized and unrealized gain (loss)	1.16	1.52	(.56)	(1.47)	2.33
Total from investment operations	1.12	1.43	(.53)	(1.53)	2.26
Distributions from net realized gain	-	-	-	(.14)	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 10.00	$ 8.88	$ 7.45	$ 7.98	$ 9.65
Total Return A	12.61%	19.19%	(6.64)%	(16.16)%	30.58%
Ratios to Average Net Assets C, F
Expenses before reductions	1.22%	1.54%	2.44%	1.94%	1.87%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.13%	1.15%	1.14%	1.15%
Net investment income (loss)	(.35)%	(1.07)%	.51% E	(.66)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,855	$ 1,717	$ 957	$ 229	$ 324
Portfolio turnover rate D	101%	106%	97%	63%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,005,143
Gross unrealized depreciation	(2,577,638)
Net unrealized appreciation (depreciation) on securities and other investments	$ 427,505

Tax Cost	$ 23,916,769

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 399,015
Net unrealized appreciation (depreciation)	$ 427,505

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $30,828,844 and $22,744,085, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 21,251	$ 768
Class T	.25%	.25%	23,038	8
Class B	.75%	.25%	16,676	12,520
Class C	.75%	.25%	48,359	11,948
			$ 109,324	$ 25,244

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,855
Class T	4,778
Class B*	1,900
Class C*	1,087
$ 19,620

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 26,251.31
Class T	15,840.34
Class B	5,116.31
Class C	14,796.31
Institutional Class	8,333.22
	$ 70,336

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,794 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $72 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 20,101
Class T	1.65%	14,755
Class B	2.15%	5,389
Class C	2.15%	11,901
Institutional Class	1.15%	2,808
		$ 54,954

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,823 for the period.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	848,465	379,066	$ 9,277,193	$ 3,104,413
Shares redeemed	(506,493)	(295,518)	(5,495,871)	(2,391,964)
Net increase (decrease)	341,972	83,548	$ 3,781,322	$ 712,449
Class T
Shares sold	222,009	156,340	$ 2,346,633	$ 1,239,925
Shares redeemed	(122,895)	(105,545)	(1,276,707)	(829,604)
Net increase (decrease)	99,114	50,795	$ 1,069,926	$ 410,321
Class B
Shares sold	48,553	104,878	$ 469,014	$ 798,141
Shares redeemed	(76,689)	(117,849)	(748,333)	(896,172)
Net increase (decrease)	(28,136)	(12,971)	$ (279,319)	$ (98,031)
Class C
Shares sold	468,878	234,346	$ 4,767,947	$ 1,790,479
Shares redeemed	(191,799)	(267,515)	(1,863,160)	(1,967,047)
Net increase (decrease)	277,079	(33,169)	$ 2,904,787	$ (176,568)
Institutional Class
Shares sold	497,180	263,129	$ 5,828,732	$ 2,147,225
Shares redeemed	(405,041)	(198,313)	(4,332,982)	(1,653,589)
Net increase (decrease)	92,139	64,816	$ 1,495,750	$ 493,636

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Consumer Discretionary Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	26.00%	4.65%	3.91%

A Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12 months ending July 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 25.49%, 25.24%, 24.61% and 24.65%, respectively (excluding sales charges), underperforming the 29.36% gain of the MSCI® U.S. IM Consumer Discretionary 25/50 Index but outpacing the 19.65% advance of the broadly based S&P 500® Index. Positioning in home improvement retail hurt performance versus the sector benchmark, as did stock picking in apparel retail, Internet retail, automotive retail, and hotels, resorts and cruise lines. On an individual security basis, overweightings in home improvement chains Lowe's Companies and Lumber Liquidators Holdings were major detractors, along with off-price apparel retailer Citi Trends, office supplies retailer OfficeMax, and WMS Industries, which manufactures and distributes slot machines. Not owning movie subscription service and index component Netflix for most of the period also hurt, as its share price climbed sharply. On the other hand, we were well-positioned in automobile manufacturers, where we underweighted the stock of Ford Motor, which lost ground, and held an out-of benchmark position in strong-performing German automaker BMW. Stock selection in homefurnishings also helped, as did an overweighting in casinos and gaming, and an out-of-benchmark position in Internet software and services. Other individual contributors included overweightings in casino company Las Vegas Sands, premium bed manufacturer Tempur-Pedic International and specialty rural retailer Tractor Supply. Some of the positions I've mentioned were sold by period end.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12 months ending July 31, 2011, the fund's Institutional Class shares returned 26.00%, underperforming the 29.36% gain of the MSCI® U.S. IM Consumer Discretionary 25/50 Index but outpacing the 19.65% advance of the broadly based S&P 500® Index. Positioning in home improvement retail hurt performance versus the sector benchmark, as did stock picking in apparel retail, Internet retail, automotive retail, and hotels, resorts and cruise lines. On an individual security basis, overweightings in home improvement chains Lowe's Companies and Lumber Liquidators Holdings were major detractors, along with off-price apparel retailer Citi Trends, office supplies retailer OfficeMax, and WMS Industries, which manufactures and distributes slot machines. Not owning movie subscription service and index component Netflix for most of the period also hurt, as its share price climbed sharply. On the other hand, we were well-positioned in automobile manufacturers, where we underweighted the stock of Ford Motor, which lost ground, and held an out-of benchmark position in strong-performing German automaker BMW. Stock selection in homefurnishings also helped, as did an overweighting in casinos and gaming, and an out-of-benchmark position in Internet software and services. Other individual contributors included overweightings in casino company Las Vegas Sands, premium bed manufacturer Tempur-Pedic International and specialty rural retailer Tractor Supply. Some of the positions I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.39%
Actual		$ 1,000.00	$ 1,041.00	$ 7.03
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 6.95
Class T	1.65%
Actual		$ 1,000.00	$ 1,039.80	$ 8.35
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.14%
Actual		$ 1,000.00	$ 1,037.20	$ 10.81
Hypothetical A		$ 1,000.00	$ 1,014.18	$ 10.69
Class C	2.06%
Actual		$ 1,000.00	$ 1,037.80	$ 10.41
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.29
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,043.00	$ 5.01
Hypothetical A		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	5.8	3.3
Lowe's Companies, Inc.	5.3	5.7
McDonald's Corp.	4.9	4.3
DIRECTV	3.9	2.9
Time Warner, Inc.	3.8	0.0
Target Corp.	3.5	3.6
The Walt Disney Co.	3.1	5.5
Bed Bath & Beyond, Inc.	2.9	2.8
TJX Companies, Inc.	2.8	2.6
Starbucks Corp.	2.8	2.2
	38.8
Top Industries (% of fund's net assets)
As of July 31, 2011
Hotels, Restaurants & Leisure	22.8%
Specialty Retail	20.8%
Media	20.0%
Internet & Catalog Retail	9.6%
Textiles, Apparel & Luxury Goods	5.3%
All Others*	21.5%

As of January 31, 2011
Specialty Retail	24.6%
Media	24.1%
Hotels, Restaurants & Leisure	19.4%
Textiles, Apparel & Luxury Goods	4.5%
Automobiles	4.5%
All Others*	22.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AUTO COMPONENTS - 3.1%
Auto Parts & Equipment - 3.1%
Autoliv, Inc.	10,745	$ 710,889
Gentex Corp.	18,490	524,007
TRW Automotive Holdings Corp. (a)	8,401	423,998
		1,658,894
AUTOMOBILES - 2.9%
Automobile Manufacturers - 1.8%
Bayerische Motoren Werke AG (BMW)	4,201	421,448
Honda Motor Co. Ltd.	14,000	555,608
		977,056
Motorcycle Manufacturers - 1.1%
Harley-Davidson, Inc.	13,476	584,724
TOTAL AUTOMOBILES		1,561,780
DIVERSIFIED CONSUMER SERVICES - 4.4%
Education Services - 1.2%
DeVry, Inc.	10,468	650,482
Specialized Consumer Services - 3.2%
Sotheby's Class A (Ltd. vtg.)	14,106	597,389
Steiner Leisure Ltd. (a)	9,505	462,133
Weight Watchers International, Inc.	8,085	624,081
		1,683,603
TOTAL DIVERSIFIED CONSUMER SERVICES		2,334,085
FOOD & STAPLES RETAILING - 0.5%
Hypermarkets & Super Centers - 0.5%
Costco Wholesale Corp.	3,329	260,494
HOTELS, RESTAURANTS & LEISURE - 22.8%
Casinos & Gaming - 4.7%
Las Vegas Sands Corp. (a)	24,271	1,145,106
Las Vegas Sands Corp. unit	810	643,496
MGM Mirage, Inc. (a)	46,900	708,659
		2,497,261
Hotels, Resorts & Cruise Lines - 4.1%
InterContinental Hotel Group PLC	11,000	217,077
Royal Caribbean Cruises Ltd.	19,000	581,780
Starwood Hotels & Resorts Worldwide, Inc.	25,331	1,392,192
		2,191,049
Restaurants - 14.0%
Ajisen (China) Holdings Ltd.	128,000	251,934
Arcos Dorados Holdings, Inc.	6,000	140,760
BJ's Restaurants, Inc. (a)	8,510	394,609
Bravo Brio Restaurant Group, Inc.	6,500	145,275
Darden Restaurants, Inc.	14,563	739,800
Dunkin' Brands Group, Inc.	5,000	144,650
Einstein Noah Restaurant Group, Inc.	3,579	56,119
McDonald's Corp.	30,061	2,599,675

	Shares	Value
Panera Bread Co. Class A (a)	3,343	$ 385,481
Ruth's Hospitality Group, Inc. (a)	69,163	397,687
Starbucks Corp.	37,718	1,512,115
Texas Roadhouse, Inc. Class A	43,025	710,773
		7,478,878
TOTAL HOTELS, RESTAURANTS & LEISURE		12,167,188
HOUSEHOLD DURABLES - 2.9%
Home Furnishings - 1.3%
Tempur-Pedic International, Inc. (a)	9,908	713,475
Homebuilding - 1.6%
Lennar Corp. Class A	35,811	633,497
Toll Brothers, Inc. (a)	9,600	191,616
		825,113
TOTAL HOUSEHOLD DURABLES		1,538,588
INTERNET & CATALOG RETAIL - 9.6%
Internet Retail - 9.6%
Amazon.com, Inc. (a)	13,963	3,107,044
Blue Nile, Inc. (a)(d)	6,100	258,396
Netflix, Inc. (a)	500	132,995
Ocado Group PLC (a)(d)	42,100	117,697
Priceline.com, Inc. (a)	2,587	1,390,901
Start Today Co. Ltd.	5,100	126,697
		5,133,730
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
Google, Inc. Class A (a)	898	542,114
LEISURE EQUIPMENT & PRODUCTS - 0.9%
Leisure Products - 0.9%
Hasbro, Inc.	11,600	458,896
MEDIA - 20.0%
Advertising - 1.0%
National CineMedia, Inc.	35,298	519,940
Broadcasting - 0.7%
Discovery Communications, Inc. (a)	9,800	390,040
Cable & Satellite - 8.9%
DIRECTV (a)	40,882	2,071,900
Sirius XM Radio, Inc. (a)	246,800	520,748
Time Warner Cable, Inc.	18,139	1,329,770
Virgin Media, Inc.	29,667	784,989
		4,707,407
Movies & Entertainment - 9.4%
The Walt Disney Co.	42,768	1,651,700
Time Warner, Inc.	57,117	2,008,234
Viacom, Inc. Class B (non-vtg.)	27,874	1,349,659
		5,009,593
TOTAL MEDIA		10,626,980
Common Stocks - continued
	Shares	Value
MULTILINE RETAIL - 4.9%
Department Stores - 0.4%
Marisa Lojas SA	13,800	$ 193,940
General Merchandise Stores - 4.5%
Dollar Tree, Inc. (a)	7,739	512,554
Target Corp.	36,644	1,886,800
		2,399,354
TOTAL MULTILINE RETAIL		2,593,294
SPECIALTY RETAIL - 20.8%
Apparel Retail - 7.2%
Body Central Corp.	4,000	85,960
Chico's FAS, Inc.	30,489	460,079
Foot Locker, Inc.	11,157	242,442
Foschini Ltd.	4,500	59,194
Inditex SA	3,238	293,760
Limited Brands, Inc.	15,500	586,830
TJX Companies, Inc.	27,434	1,517,100
Urban Outfitters, Inc. (a)	16,678	542,702
Workman Co. Ltd.	1,000	27,545
		3,815,612
Automotive Retail - 2.4%
Advance Auto Parts, Inc.	18,320	1,007,050
Penske Automotive Group, Inc.	13,600	300,968
		1,308,018
Computer & Electronics Retail - 1.2%
Best Buy Co., Inc.	24,100	665,160
Home Improvement Retail - 5.8%
Lowe's Companies, Inc.	130,853	2,823,808
Lumber Liquidators Holdings, Inc. (a)(d)	15,625	245,469
		3,069,277
Homefurnishing Retail - 2.9%
Bed Bath & Beyond, Inc. (a)	26,045	1,523,372
Specialty Stores - 1.3%
OfficeMax, Inc. (a)	20,710	146,627
Tractor Supply Co.	8,179	539,160
		685,787
TOTAL SPECIALTY RETAIL		11,067,226
TEXTILES, APPAREL & LUXURY GOODS - 5.3%
Apparel, Accessories & Luxury Goods - 4.4%
Polo Ralph Lauren Corp. Class A	1,092	147,496

	Shares	Value
PVH Corp.	10,098	$ 722,512
Titan Industries Ltd.	32,060	165,521
Trinity Ltd.	124,000	137,463
Vera Bradley, Inc.	3,600	130,572
VF Corp.	8,700	1,016,160
		2,319,724
Footwear - 0.9%
NIKE, Inc. Class B	5,468	492,940
TOTAL TEXTILES, APPAREL & LUXURY GOODS		2,812,664
TOTAL COMMON STOCKS (Cost $46,030,345)		52,755,933
Nonconvertible Preferred Stocks - 1.0%

AUTOMOBILES - 1.0%
Automobile Manufacturers - 1.0%
Volkswagen AG (Cost $506,549)	2,600	520,959
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.14% (b)	397,268	397,268
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	634,000	634,000
TOTAL MONEY MARKET FUNDS (Cost $1,031,268)		1,031,268
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $47,568,162)		54,308,160
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(1,047,193)
NET ASSETS - 100%		$ 53,260,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 958
Fidelity Securities Lending Cash Central Fund	11,911
Total	$ 12,869
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 52,755,933	$ 51,339,752	$ 1,416,181	$ -
Nonconvertible Preferred Stocks	520,959	520,959	-	-
Money Market Funds	1,031,268	1,031,268	-	-
Total Investments in Securities:	$ 54,308,160	$ 52,891,979	$ 1,416,181	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $617,038) - See accompanying schedule: Unaffiliated issuers (cost $46,536,894)	$ 53,276,892
Fidelity Central Funds (cost $1,031,268)	1,031,268
Total Investments (cost $47,568,162)		$ 54,308,160
Cash		6,593
Receivable for investments sold		1,571,172
Receivable for fund shares sold		26,043
Dividends receivable		34,533
Distributions receivable from Fidelity Central Funds		893
Other receivables		3,374
Total assets		55,950,768

Liabilities
Payable for investments purchased	$ 1,554,764
Payable for fund shares redeemed	401,297
Accrued management fee	26,175
Distribution and service plan fees payable	18,413
Other affiliated payables	14,109
Other payables and accrued expenses	41,043
Collateral on securities loaned, at value	634,000
Total liabilities		2,689,801

Net Assets		$ 53,260,967
Net Assets consist of:
Paid in capital		$ 44,087,434
Accumulated net investment loss		(8,467)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,449,058
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,732,942
Net Assets		$ 53,260,967

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,446,652 ÷ 1,465,157 shares)	$ 16.00

Maximum offering price per share (100/94.25 of $16.00)	$ 16.98
Class T: Net Asset Value and redemption price per share ($9,896,793 ÷ 641,521 shares)	$ 15.43

Maximum offering price per share (100/96.50 of $15.43)	$ 15.99
Class B: Net Asset Value and offering price per share ($3,170,478 ÷ 222,797 shares)A	$ 14.23

Class C: Net Asset Value and offering price per share ($7,341,284 ÷ 514,748 shares)A	$ 14.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,405,760 ÷ 562,581 shares)	$ 16.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 683,074
Interest		2
Income from Fidelity Central Funds		12,869
Total income		695,945

Expenses
Management fee	$ 315,315
Transfer agent fees	155,696
Distribution and service plan fees	253,840
Accounting and security lending fees	22,469
Custodian fees and expenses	26,410
Independent trustees' compensation	305
Registration fees	58,540
Audit	52,544
Legal	229
Miscellaneous	546
Total expenses before reductions	885,894
Expense reductions	(9,785)	876,109
Net investment income (loss)		(180,164)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,649)	5,903,900
Foreign currency transactions	(8,319)
Total net realized gain (loss)		5,895,581
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,492)	6,053,577
Assets and liabilities in foreign currencies	(569)
Total change in net unrealized appreciation (depreciation)		6,053,008
Net gain (loss)		11,948,589
Net increase (decrease) in net assets resulting from operations		$ 11,768,425

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (180,164)	$ (139,360)
Net realized gain (loss)	5,895,581	6,027,146
Change in net unrealized appreciation (depreciation)	6,053,008	1,905,033
Net increase (decrease) in net assets resulting from operations	11,768,425	7,792,819
Distributions to shareholders from net investment income	-	(6,476)
Share transactions - net increase (decrease)	(7,894,650)	9,354,979
Redemption fees	1,559	1,671
Total increase (decrease) in net assets	3,875,334	17,142,993

Net Assets
Beginning of period	49,385,633	32,242,640
End of period (including accumulated net investment loss of $8,467 and undistributed net investment income of $0, respectively)	$ 53,260,967	$ 49,385,633

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.75	$ 10.26	$ 11.41	$ 15.89	$ 16.39
Income from Investment Operations
Net investment income (loss) C	(.02)	(.02)	.04	.02	.02 F
Net realized and unrealized gain (loss)	3.27	2.51	(1.16)	(3.09)	1.83
Total from investment operations	3.25	2.49	(1.12)	(3.07)	1.85
Distributions from net investment income	-	-	(.03)	-	(.05)
Distributions from net realized gain	-	-	-	(1.41)	(2.30)
Total distributions	-	-	(.03)	(1.41)	(2.35)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 16.00	$ 12.75	$ 10.26	$ 11.41	$ 15.89
Total Return A,B	25.49%	24.27%	(9.81)%	(21.24)%	11.67%
Ratios to Average Net Assets D,G
Expenses before reductions	1.39%	1.44%	1.62%	1.40%	1.42%
Expenses net of fee waivers, if any	1.39%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.38%	1.39%	1.40%	1.40%	1.39%
Net investment income (loss)	(.15)%	(.15)%	.42%	.15%	.11% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,447	$ 19,423	$ 13,010	$ 11,899	$ 19,708
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.32	$ 9.94	$ 11.07	$ 15.47	$ 16.03
Income from Investment Operations
Net investment income (loss) C	(.06)	(.05)	.01	(.01)	(.02) F
Net realized and unrealized gain (loss)	3.17	2.43	(1.12)	(3.00)	1.79
Total from investment operations	3.11	2.38	(1.11)	(3.01)	1.77
Distributions from net investment income	-	-	(.02)	-	(.03)
Distributions from net realized gain	-	-	-	(1.39)	(2.30)
Total distributions	-	-	(.02)	(1.39)	(2.33)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.43	$ 12.32	$ 9.94	$ 11.07	$ 15.47
Total Return A,B	25.24%	23.94%	(10.04)%	(21.41)%	11.43%
Ratios to Average Net Assets D,G
Expenses before reductions	1.66%	1.71%	1.89%	1.64%	1.69%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.64%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.62%	1.61%
Net investment income (loss)	(.40)%	(.40)%	.17%	(.08)%	(.10)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,897	$ 8,018	$ 6,738	$ 9,095	$ 14,787
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.42	$ 9.26	$ 10.35	$ 14.56	$ 15.26
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.03)	(.07)	(.10) F
Net realized and unrealized gain (loss)	2.93	2.26	(1.06)	(2.81)	1.70
Total from investment operations	2.81	2.16	(1.09)	(2.88)	1.60
Distributions from net realized gain	-	-	-	(1.33)	(2.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.23	$ 11.42	$ 9.26	$ 10.35	$ 14.56
Total Return A,B	24.61%	23.33%	(10.53)%	(21.80)%	10.82%
Ratios to Average Net Assets D,G
Expenses before reductions	2.15%	2.21%	2.38%	2.14%	2.20%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.14%	2.15%
Expenses net of all reductions	2.13%	2.14%	2.15%	2.14%	2.15%
Net investment income (loss)	(.90)%	(.90)%	(.33)%	(.60)%	(.64)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,170	$ 3,643	$ 3,550	$ 5,090	$ 11,081
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.44	$ 9.27	$ 10.37	$ 14.59	$ 15.28
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.03)	(.07)	(.10) F
Net realized and unrealized gain (loss)	2.94	2.27	(1.07)	(2.81)	1.71
Total from investment operations	2.82	2.17	(1.10)	(2.88)	1.61
Distributions from net realized gain	-	-	-	(1.34)	(2.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.26	$ 11.44	$ 9.27	$ 10.37	$ 14.59
Total Return A,B	24.65%	23.41%	(10.61)%	(21.77)%	10.88%
Ratios to Average Net Assets D,G
Expenses before reductions	2.11%	2.12%	2.38%	2.15%	2.16%
Expenses net of fee waivers, if any	2.11%	2.12%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.11%	2.15%	2.14%	2.15%
Net investment income (loss)	(.86)%	(.87)%	(.33)%	(.60)%	(.64)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,341	$ 9,288	$ 2,955	$ 3,430	$ 8,051
Portfolio turnover rate E	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.27	$ 10.66	$ 11.84	$ 16.41	$ 16.82
Income from Investment Operations
Net investment income (loss) B	.03	.02	.06	.06	.06 E
Net realized and unrealized gain (loss)	3.42	2.60	(1.20)	(3.22)	1.89
Total from investment operations	3.45	2.62	(1.14)	(3.16)	1.95
Distributions from net investment income	-	(.01)	(.04)	-	(.06)
Distributions from net realized gain	-	-	-	(1.41)	(2.30)
Total distributions	-	(.01)	(.04)	(1.41)	(2.36)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 16.72	$ 13.27	$ 10.66	$ 11.84	$ 16.41
Total Return A	26.00%	24.62%	(9.59)%	(21.09)%	12.04%
Ratios to Average Net Assets C,F
Expenses before reductions	1.03%	1.09%	1.15%	1.14%	1.15%
Expenses net of fee waivers, if any	1.03%	1.09%	1.15%	1.14%	1.15%
Expenses net of all reductions	1.01%	1.08%	1.15%	1.14%	1.14%
Net investment income (loss)	.22%	.16%	.67%	.40%	.36% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,406	$ 9,013	$ 5,990	$ 398	$ 1,385
Portfolio turnover rate D	179%	163%	99%	63%	164%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,208,614
Gross unrealized depreciation	(1,732,825)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,475,789

Tax Cost	$ 47,832,371

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 2,713,267
Net unrealized appreciation (depreciation)	$ 6,475,225

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ -	$ 6,476

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $99,818,524 and $107,421,190, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 57,507	$ 1,875
Class T	.25%	.25%	48,950	-
Class B	.75%	.25%	36,668	27,501
Class C	.75%	.25%	110,715	16,330
			$ 253,840	$ 45,706

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,684
Class T	5,544
Class B*	4,769
Class C*	2,153
$ 30,150

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 68,923.30
Class T	30,589.31
Class B	11,042.30
Class C	28,544.26
Institutional Class	16,598.18
	$ 155,696

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,609 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $188 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

as a component of income from Fidelity Central Funds, and includes $613 from securities loaned to FCM. Total security lending income during the period amounted to $11,911.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.65%	$ 442

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,343 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Institutional Class	$ -	$ 6,476
10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	665,093	790,157	$ 10,095,802	$ 9,916,430
Shares redeemed	(723,296)	(535,046)	(10,778,369)	(6,621,987)
Net increase (decrease)	(58,203)	255,111	$ (682,567)	$ 3,294,443
Class T
Shares sold	187,572	124,293	$ 2,764,268	$ 1,532,286
Shares redeemed	(196,717)	(151,532)	(2,907,152)	(1,774,930)
Net increase (decrease)	(9,145)	(27,239)	$ (142,884)	$ (242,644)
Class B
Shares sold	40,939	84,992	$ 519,870	$ 960,028
Shares redeemed	(137,051)	(149,463)	(1,818,569)	(1,626,686)
Net increase (decrease)	(96,112)	(64,471)	$ (1,298,699)	$ (666,658)
Class C
Shares sold	588,992	651,335	$ 8,103,013	$ 6,961,979
Shares redeemed	(885,890)	(158,268)	(12,399,353)	(1,769,753)
Net increase (decrease)	(296,898)	493,067	$ (4,296,340)	$ 5,192,226
Institutional Class
Shares sold	346,649	718,370	$ 5,583,185	$ 9,586,550
Reinvestment of distributions	-	555	-	6,322
Shares redeemed	(463,053)	(601,861)	(7,057,345)	(7,815,260)
Net increase (decrease)	(116,404)	117,064	$ (1,474,160)	$ 1,777,612

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	25.38%	4.22%	-0.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity Advisor® Electronics Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 25.07%, 24.71%, 23.92% and 24.10%, respectively (excluding sales charges), handily beating the S&P 500 and the 16.88% gain of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index. Versus the MSCI index, solid stock picking in the fund's primary category of semiconductors accounted for most of its outperformance. Additionally, out-of-benchmark exposure to electronic manufacturing services, computer storage/peripherals and communications equipment added value, as did security selection in semiconductor equipment. Far and away, the largest individual contributor in both relative and absolute terms was National Semiconductor. In April, the analog chip maker received a takeover bid of $25 per share from Texas Instruments, which represented a healthy premium over where the stock had been trading around $14 a share. Shortly after the takeover bid was announced, we sold our position to lock in profits. Other contributors included Fairchild Semiconductor International, a stock we bought advantageously, and Avago Technologies, which executed well on a number of fronts. Negligible exposure to poorly performing benchmark component Cree, a maker of light-emitting diode (LED) lights, also lifted performance. Conversely, the biggest relative detractor - and also the fund's largest holding at period end - was Marvell Technology Group, a provider of semiconductors for applications such as wireless communications, data storage and networking. Weak demand for smartphones manufactured by one of the company's primary customers, Research In Motion, weighed on the stock, in addition to lackluster personal computer sales. Underweighting two strong-performing benchmark constituents, chip makers Altera and Atmel, worked against the fund as well. Atmel was not held at period end.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity Advisor® Electronics Fund: For the year, the fund's Institutional Class shares returned 25.38%, handily beating the S&P 500 and the 16.88% gain of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index. Versus the MSCI index, solid stock picking in the fund's primary category of semiconductors accounted for most of its outperformance. Additionally, out-of-benchmark exposure to electronic manufacturing services, computer storage/peripherals and communications equipment added value, as did security selection in semiconductor equipment. Far and away, the largest individual contributor in both relative and absolute terms was National Semiconductor. In April, the analog chip maker received a takeover bid of $25 per share from Texas Instruments, which represented a healthy premium over where the stock had been trading around $14 a share. Shortly after the takeover bid was announced, we sold our position to lock in profits. Other contributors included Fairchild Semiconductor International, a stock we bought advantageously, and Avago Technologies, which executed well on a number of fronts. Negligible exposure to poorly performing benchmark component Cree, a maker of light-emitting diode (LED) lights, also lifted performance. Conversely, the biggest relative detractor - and also the fund's largest holding at period end - was Marvell Technology Group, a provider of semiconductors for applications such as wireless communications, data storage and networking. Weak demand for smartphones manufactured by one of the company's primary customers, Research In Motion, weighed on the stock, in addition to lackluster personal computer sales. Underweighting two strong-performing benchmark constituents, chip makers Altera and Atmel, worked against the fund as well. Atmel was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.40%
Actual		$ 1,000.00	$ 927.30	$ 6.69
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 925.80	$ 7.88
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 922.10	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 923.20	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 928.30	$ 5.50
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Marvell Technology Group Ltd.	10.6	8.7
Broadcom Corp. Class A	9.7	5.2
Intel Corp.	7.8	11.3
Advanced Micro Devices, Inc.	4.9	3.8
Micron Technology, Inc.	4.7	4.8
Analog Devices, Inc.	4.0	0.5
Intersil Corp. Class A	3.5	2.5
ON Semiconductor Corp.	3.4	2.4
NXP Semiconductors NV	3.4	1.7
Freescale Semiconductor Holdings I Ltd.	3.1	0.0
	55.1
Top Industries (% of fund's net assets)
As of July 31, 2011
Semiconductors & Semiconductor Equipment	88.2%
Electronic Equipment & Components	4.0%
Communications Equipment	3.4%
Computers & Peripherals	3.0%
Internet Software & Services	0.3%
All Others*	1.1%

As of January 31, 2011
Semiconductors & Semiconductor Equipment	81.8%
Electronic Equipment & Components	6.3%
Communications Equipment	3.9%
Computers & Peripherals	1.7%
Internet Software & Services	0.3%
All Others*	6.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 3.4%
Communications Equipment - 3.4%
Cisco Systems, Inc.	15,114	$ 241,371
Juniper Networks, Inc. (a)	3,400	79,526
QUALCOMM, Inc.	5,350	293,073
		613,970
COMPUTERS & PERIPHERALS - 3.0%
Computer Hardware - 1.1%
Acer, Inc.	17,000	23,516
Hewlett-Packard Co.	5,000	175,800
		199,316
Computer Storage & Peripherals - 1.9%
SanDisk Corp. (a)	4,304	183,049
Synaptics, Inc. (a)	5,400	132,678
Western Digital Corp. (a)	1,030	35,494
		351,221
TOTAL COMPUTERS & PERIPHERALS		550,537
ELECTRONIC EQUIPMENT & COMPONENTS - 4.0%
Electronic Components - 0.5%
Aeroflex Holding Corp.	1,297	18,547
Amphenol Corp. Class A	120	5,867
Corning, Inc.	3,921	62,383
		86,797
Electronic Manufacturing Services - 3.5%
Benchmark Electronics, Inc. (a)	3,721	54,513
Fabrinet (a)	788	12,135
Flextronics International Ltd. (a)	46,406	299,319
Jabil Circuit, Inc.	10,785	197,473
SMART Modular Technologies (WWH), Inc. (a)	2,311	20,799
TE Connectivity Ltd.	1,930	66,450
Viasystems Group, Inc. (a)	12	269
		650,958
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		737,755
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
Google, Inc. Class A (a)	90	54,332
Support.com, Inc. (a)	200	644
		54,976
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 88.2%
Semiconductor Equipment - 12.2%
Advanced Energy Industries, Inc. (a)	5	53
Amkor Technology, Inc. (a)(d)	58,542	312,029

	Shares	Value
Applied Materials, Inc.	34,414	$ 423,980
ASML Holding NV	9,500	338,675
Cabot Microelectronics Corp. (a)	50	1,935
Cymer, Inc. (a)	7,092	312,261
Entegris, Inc. (a)	11,191	95,907
KLA-Tencor Corp.	2,230	88,799
Lam Research Corp. (a)	10,798	441,422
MEMC Electronic Materials, Inc. (a)	10,892	80,819
Nanometrics, Inc. (a)	370	6,249
Nova Measuring Instruments Ltd. (a)	250	2,135
Novellus Systems, Inc. (a)	660	20,486
Teradyne, Inc. (a)	1,190	16,053
Tessera Technologies, Inc. (a)	2,813	44,192
Tokyo Electron Ltd.	900	48,645
Ultratech, Inc. (a)	220	5,797
		2,239,437
Semiconductors - 76.0%
Advanced Micro Devices, Inc. (a)(d)	122,243	897,264
Alpha & Omega Semiconductor Ltd. (a)	6,332	71,172
Altera Corp.	460	18,805
ANADIGICS, Inc. (a)	2,484	7,800
Analog Devices, Inc.	21,183	728,695
Applied Micro Circuits Corp. (a)	4,922	31,058
AuthenTec, Inc. (a)	4,896	12,730
Avago Technologies Ltd.	10,637	357,722
BCD Semiconductor Manufacturing Ltd. ADR (d)	12,718	87,118
Broadcom Corp. Class A	48,002	1,779,434
Cree, Inc. (a)(d)	2,700	88,722
Cypress Semiconductor Corp.	730	15,023
Exar Corp. (a)	200	1,322
Fairchild Semiconductor International, Inc. (a)	4,066	61,031
First Solar, Inc. (a)	88	10,404
Freescale Semiconductor Holdings I Ltd. (d)	35,302	576,482
Himax Technologies, Inc. sponsored ADR	20,738	36,292
Ikanos Communications, Inc. (a)	13,700	17,262
Intel Corp.	64,330	1,436,489
International Rectifier Corp. (a)	8,589	220,651
Intersil Corp. Class A	53,561	645,410
JA Solar Holdings Co. Ltd. ADR (a)	15,550	74,640
Linear Technology Corp.	15,130	443,309
LSI Corp. (a)	7,957	58,564
Marvell Technology Group Ltd. (a)	131,057	1,942,266
Maxim Integrated Products, Inc.	2,290	52,578
Micron Technology, Inc. (a)	115,622	852,134
Motech Industries, Inc.	1	3
NVIDIA Corp. (a)	31,948	441,841
NXP Semiconductors NV	31,162	616,384
ON Semiconductor Corp. (a)	72,380	628,982
PMC-Sierra, Inc. (a)	50,661	354,120
RDA Microelectronics, Inc. sponsored ADR	2,300	20,861
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Renesas Electronics Corp. (a)(d)	6,500	$ 56,500
Semtech Corp. (a)	1,146	26,702
Skyworks Solutions, Inc. (a)	9,502	240,496
Spansion, Inc. Class A (a)	4,891	88,918
Standard Microsystems Corp. (a)	4,504	106,565
STATS ChipPAC Ltd.	70,000	36,623
STMicroelectronics NV (NY Shares) unit (a)	6,400	50,624
SunPower Corp. Class B (a)	1,990	30,168
Supertex, Inc. (a)	3,327	64,477
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	200	2,472
Texas Instruments, Inc. (d)	16,628	494,683
Trident Microsystems, Inc. (a)	35,119	22,827
Trina Solar Ltd. (a)	800	14,328
TriQuint Semiconductor, Inc. (a)	1,295	9,738
Volterra Semiconductor Corp. (a)	2,900	74,733
Xilinx, Inc.	80	2,568
		13,908,990
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		16,148,427
TOTAL COMMON STOCKS (Cost $21,710,283)		18,105,666
Money Market Funds - 9.9%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	51,892	$ 51,892
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	1,752,706	1,752,706
TOTAL MONEY MARKET FUNDS (Cost $1,804,598)		1,804,598
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $23,514,881)		19,910,264
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(1,604,662)
NET ASSETS - 100%		$ 18,305,602
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 744
Fidelity Securities Lending Cash Central Fund	2,276
Total	$ 3,020
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 18,105,666	$ 18,105,665	$ -	$ 1
Money Market Funds	1,804,598	1,804,598	-	-
Total Investments in Securities:	$ 19,910,264	$ 19,910,263	$ -	$ 1
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	74.0%
Bermuda	14.1%
Netherlands	5.6%
Singapore	3.8%
Cayman Islands	1.5%
Others (Individually Less Than 1%)	1.0%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $7,945,071 of which $2,152,369, $279,201, $310,663 and $5,202,838 will expire in fiscal 2012, 2013, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $1,684,563) - See accompanying schedule: Unaffiliated issuers (cost $21,710,283)	$ 18,105,666
Fidelity Central Funds (cost $1,804,598)	1,804,598
Total Investments (cost $23,514,881)		$ 19,910,264
Receivable for investments sold		822,681
Receivable for fund shares sold		4,670
Dividends receivable		3,459
Distributions receivable from Fidelity Central Funds		287
Receivable from investment adviser for expense reductions		4,729
Other receivables		886
Total assets		20,746,976

Liabilities
Payable to custodian bank	$ 10,088
Payable for investments purchased	564,062
Payable for fund shares redeemed	55,976
Accrued management fee	8,933
Distribution and service plan fees payable	7,644
Other affiliated payables	5,392
Other payables and accrued expenses	36,573
Collateral on securities loaned, at value	1,752,706
Total liabilities		2,441,374

Net Assets		$ 18,305,602
Net Assets consist of:
Paid in capital		$ 30,187,707
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,277,484)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,604,621)
Net Assets		$ 18,305,602

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,536,866 ÷ 844,366 shares)	$ 8.93

Maximum offering price per share (100/94.25 of $8.93)	$ 9.47
Class T: Net Asset Value and redemption price per share ($4,476,286 ÷ 512,809 shares)	$ 8.73

Maximum offering price per share (100/96.50 of $8.73)	$ 9.05
Class B: Net Asset Value and offering price per share ($691,313 ÷ 83,345 shares)A	$ 8.29

Class C: Net Asset Value and offering price per share ($3,836,033 ÷ 462,969 shares)A	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,765,104 ÷ 192,137 shares)	$ 9.19

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 187,941
Interest		430
Income from Fidelity Central Funds		3,020
Total income		191,391

Expenses
Management fee	$ 108,212
Transfer agent fees	60,274
Distribution and service plan fees	93,513
Accounting and security lending fees	7,732
Custodian fees and expenses	47,642
Independent trustees' compensation	101
Registration fees	54,582
Audit	43,946
Legal	140
Miscellaneous	167
Total expenses before reductions	416,309
Expense reductions	(102,168)	314,141
Net investment income (loss)		(122,750)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,302,638
Foreign currency transactions	983
Total net realized gain (loss)		4,303,621
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,162,020)
Assets and liabilities in foreign currencies	(27)
Total change in net unrealized appreciation (depreciation)		(1,162,047)
Net gain (loss)		3,141,574
Net increase (decrease) in net assets resulting from operations		$ 3,018,824

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (122,750)	$ (69,345)
Net realized gain (loss)	4,303,621	2,767,217
Change in net unrealized appreciation (depreciation)	(1,162,047)	(1,525,207)
Net increase (decrease) in net assets resulting from operations	3,018,824	1,172,665
Distributions to shareholders from net investment income	-	(30,683)
Share transactions - net increase (decrease)	1,054,457	(1,121,329)
Redemption fees	1,863	1,611
Total increase (decrease) in net assets	4,075,144	22,264

Net Assets
Beginning of period	14,230,458	14,208,194
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $688, respectively)	$ 18,305,602	$ 14,230,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.14	$ 6.59	$ 6.79	$ 9.11	$ 7.38
Income from Investment Operations
Net investment income (loss) C	(.04)	(.01)	.04	- G	(.03)
Net realized and unrealized gain (loss)	1.83	.59	(.24)	(2.32)	1.76
Total from investment operations	1.79	.58	(.20)	(2.32)	1.73
Distributions from net investment income	-	(.03)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.93	$ 7.14	$ 6.59	$ 6.79	$ 9.11
Total Return A, B	25.07%	8.74%	(2.95)%	(25.47)%	23.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.97%	2.44%	1.72%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.40%	1.39%	1.38%
Net investment income (loss)	(.40)%	(.15)%	.69%	(.02)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,537	$ 5,394	$ 5,433	$ 3,970	$ 7,551
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 6.46	$ 6.67	$ 8.98	$ 7.29
Income from Investment Operations
Net investment income (loss) C	(.06)	(.03)	.02	(.02)	(.05)
Net realized and unrealized gain (loss)	1.79	.58	(.23)	(2.29)	1.74
Total from investment operations	1.73	.55	(.21)	(2.31)	1.69
Distributions from net investment income	-	(.01)	-	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.73	$ 7.00	$ 6.46	$ 6.67	$ 8.98
Total Return A, B	24.71%	8.50%	(3.15)%	(25.72)%	23.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.25%	2.26%	2.77%	2.02%	1.89%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.64%	1.64%
Net investment income (loss)	(.65)%	(.40)%	.44%	(.27)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,476	$ 3,862	$ 4,195	$ 4,635	$ 8,103
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 6.19	$ 6.43	$ 8.70	$ 7.10
Income from Investment Operations
Net investment income (loss) C	(.09)	(.06)	- G	(.06)	(.09)
Net realized and unrealized gain (loss)	1.69	.56	(.24)	(2.21)	1.69
Total from investment operations	1.60	.50	(.24)	(2.27)	1.60
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 6.69	$ 6.19	$ 6.43	$ 8.70
Total Return A, B	23.92%	8.08%	(3.73)%	(26.09)%	22.54%
Ratios to Average Net Assets D, F
Expenses before reductions	2.76%	2.73%	3.22%	2.48%	2.36%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.14%	2.13%
Net investment income (loss)	(1.15)%	(.90)%	(.06)%	(.77)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 691	$ 1,073	$ 1,197	$ 2,027	$ 4,572
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.68	$ 6.18	$ 6.42	$ 8.69	$ 7.09
Income from Investment Operations
Net investment income (loss) C	(.09)	(.06)	- G	(.06)	(.09)
Net realized and unrealized gain (loss)	1.70	.56	(.24)	(2.21)	1.69
Total from investment operations	1.61	.50	(.24)	(2.27)	1.60
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 6.68	$ 6.18	$ 6.42	$ 8.69
Total Return A, B	24.10%	8.09%	(3.74)%	(26.12)%	22.57%
Ratios to Average Net Assets D, F
Expenses before reductions	2.70%	2.72%	3.21%	2.47%	2.34%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.15%	2.14%	2.13%
Net investment income (loss)	(1.15)%	(.90)%	(.06)%	(.77)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,836	$ 3,256	$ 3,016	$ 3,325	$ 8,389
Portfolio turnover rate E	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.33	$ 6.75	$ 6.94	$ 9.30	$ 7.51
Income from Investment Operations
Net investment income (loss) B	(.01)	.01	.05	.02	(.01)
Net realized and unrealized gain (loss)	1.87	.60	(.24)	(2.38)	1.80
Total from investment operations	1.86	.61	(.19)	(2.36)	1.79
Distributions from net investment income	-	(.03)	-	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 9.19	$ 7.33	$ 6.75	$ 6.94	$ 9.30
Total Return A	25.38%	9.10%	(2.74)%	(25.38)%	23.83%
Ratios to Average Net Assets C, E
Expenses before reductions	1.42%	1.64%	2.16%	1.47%	1.26%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.15%	1.14%	1.13%
Net investment income (loss)	(.15)%	.11%	.94%	.23%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,765	$ 645	$ 367	$ 353	$ 730
Portfolio turnover rate D	166%	87%	92%	93%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 164,236
Gross unrealized depreciation	(4,101,266)
Net unrealized appreciation (depreciation) on securities and other investments	$ (3,937,030)

Tax Cost	$ 23,847,294

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (7,945,071)
Net unrealized appreciation (depreciation)	$ (3,937,034)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ -	$ 30,683

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $32,264,036 and $31,430,706, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 20,705	$ 979
Class T	.25%	.25%	23,040	88
Class B	.75%	.25%	9,660	7,257
Class C	.75%	.25%	40,108	6,336
			$ 93,513	$ 14,660

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,669
Class T	3,453
Class B*	2,680
Class C*	867
$ 13,669

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 25,542.31
Class T	16,115.35
Class B	2,975.31
Class C	12,327.31
Institutional Class	3,315.21
	$ 60,274

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,616 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the

Annual Report

7. Security Lending - continued

loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,276. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 40,772
Class T	1.65%	27,405
Class B	2.15%	5,854
Class C	2.15%	21,804
Institutional Class	1.15%	4,262
		$ 100,097

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,071 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ -	$ 22,913
Class T	-	5,704
Institutional Class	-	2,066
Total	$ -	$ 30,683

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	823,348	463,925	$ 7,674,866	$ 3,450,517
Reinvestment of distributions	-	3,053	-	21,642
Shares redeemed	(734,519)	(536,272)	(6,789,005)	(3,911,247)
Net increase (decrease)	88,829	(69,294)	$ 885,861	$ (439,088)
Class T
Shares sold	227,766	149,748	$ 2,032,968	$ 1,082,460
Reinvestment of distributions	-	793	-	5,519
Shares redeemed	(266,704)	(248,392)	(2,292,080)	(1,826,132)
Net increase (decrease)	(38,938)	(97,851)	$ (259,112)	$ (738,153)
Class B
Shares sold	17,689	71,160	$ 152,131	$ 500,056
Reinvestment of distributions	-	-	-	-
Shares redeemed	(94,901)	(103,890)	(767,577)	(717,856)
Net increase (decrease)	(77,212)	(32,730)	$ (615,446)	$ (217,800)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class C
Shares sold	179,286	184,365	$ 1,565,088	$ 1,261,735
Reinvestment of distributions	-	-	-	-
Shares redeemed	(203,889)	(184,552)	(1,673,259)	(1,259,598)
Net increase (decrease)	(24,603)	(187)	$ (108,171)	$ 2,137
Institutional Class
Shares sold	302,052	94,039	$ 3,051,352	$ 728,440
Reinvestment of distributions	-	194	-	1,410
Shares redeemed	(197,907)	(60,662)	(1,900,027)	(458,275)
Net increase (decrease)	104,145	33,571	$ 1,151,325	$ 271,575

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Energy Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	45.87%	5.68%	11.83%

A Prior to October 1, 2006, Fidelity Advisor Energy Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Energy

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 45.46%, 45.16%, 44.38% and 44.38%, respectively (excluding sales charges), about in line with the 44.78% advance of the MSCI® U.S. IM Energy 25/50 Index and significantly outpacing the broadly based S&P 500. Versus the sector benchmark, performance was bolstered by stock selection and a sizable overweighting in oil/gas refining and marketing, including independent refiner Holly and competitor Frontier Oil, which merged during the period. The new company, HollyFrontier, also contributed. Positioning in oil/gas equipment and services helped, including an overweighting in drill rig equipment provider National Oilwell Varco. Good stock picks in the coal/consumable fuels segment were rewarding, particularly Massey Energy, which was acquired in June by Alpha Natural Resources. Conversely, stock picking in oil/gas drilling and oil/gas exploration and production (E&P) detracted from relative performance. Specifically, an overweighted stake in Transocean hurt, as the company revised earnings downward during the period and was still dealing with costs of its April 2010 Deepwater Horizon oil rig disaster, causing its stock to fall. Untimely ownership of integrated oil/gas provider Hess hurt, as did overweighting underperformer Southwestern Energy, which I sold before period end. I missed out by selling natural gas E&P firm Petrohawk Energy well before its stock jumped in July on a proposed acquisition by Australian firm BHP Billiton. The fund's foreign holdings detracted overall, despite a tail wind from a weaker U.S. dollar.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Institutional Class shares returned 45.87%, slightly ahead of the 44.78% advance of the MSCI® U.S. IM Energy 25/50 Index and significantly outpacing the broadly based S&P 500. Versus the sector benchmark, performance was bolstered by stock selection and a sizable overweighting in oil/gas refining and marketing, including independent refiner Holly and competitor Frontier Oil, which merged during the period. The new company, HollyFrontier, also contributed. Positioning in oil/gas equipment and services helped, including an overweighting in drill rig equipment provider National Oilwell Varco. Good stock picks in the coal/consumable fuels segment were rewarding, particularly Massey Energy, which was acquired in June by Alpha Natural Resources. Conversely, stock picking in oil/gas drilling and oil/gas exploration and production (E&P) detracted from relative performance. Specifically, an overweighted stake in Transocean hurt, as the company revised earnings downward during the period and was still dealing with costs of its April 2010 Deepwater Horizon oil rig disaster, causing its stock to fall. Untimely ownership of integrated oil/gas provider Hess hurt, as did overweighting underperformer Southwestern Energy, which I sold before period end. I missed out by selling natural gas E&P firm Petrohawk Energy well before its stock jumped in July on a proposed acquisition by Australian firm BHP Billiton. The fund's foreign holdings detracted overall, despite a tail wind from a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.15%
Actual		$ 1,000.00	$ 1,038.80	$ 5.81
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class T	1.35%
Actual		$ 1,000.00	$ 1,037.70	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.92%
Actual		$ 1,000.00	$ 1,034.90	$ 9.69
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.88%
Actual		$ 1,000.00	$ 1,035.00	$ 9.49
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,040.40	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	11.1	4.4
Exxon Mobil Corp.	10.4	17.0
Schlumberger Ltd.	7.1	6.3
Occidental Petroleum Corp.	5.3	6.2
Baker Hughes, Inc.	5.3	4.3
HollyFrontier Corp.	4.9	3.6
Halliburton Co.	4.4	3.6
Ensco International Ltd. ADR	3.6	1.8
Hess Corp.	3.6	1.2
Marathon Oil Corp.	3.3	4.5
	59.0
Top Industries (% of fund's net assets)
As of July 31, 2011
Oil, Gas & Consumable Fuels	62.2%
Energy Equipment & Services	35.4%
Chemicals	1.2%
Construction & Engineering	0.6%
Metals & Mining	0.6%
All Others*	0.0%

As of January 31, 2011
Oil, Gas & Consumable Fuels	68.1%
Energy Equipment & Services	27.9%
Chemicals	1.4%
Construction & Engineering	1.3%
Metals & Mining	0.9%
All Others*	0.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CHEMICALS - 1.2%
Specialty Chemicals - 1.2%
LyondellBasell Industries NV Class A	259,310	$ 10,232,373
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	121,124	4,740,793
ENERGY EQUIPMENT & SERVICES - 35.4%
Oil & Gas Drilling - 10.5%
Discovery Offshore S.A. (a)(e)	341,100	633,497
Ensco International Ltd. ADR	573,740	30,551,655
Nabors Industries Ltd. (a)	430,000	11,356,300
Noble Corp.	309,264	11,402,564
Northern Offshore Ltd.	405,087	801,236
Ocean Rig UDW, Inc. (a)	206,500	3,489,990
Parker Drilling Co. (a)	475,740	3,016,192
Patterson-UTI Energy, Inc.	358,000	11,645,740
Rowan Companies, Inc. (a)	284,000	11,124,280
Transocean Ltd. (United States)	101,854	6,270,132
		90,291,586
Oil & Gas Equipment & Services - 24.9%
Aker Drilling ASA (a)	106,000	322,859
Baker Hughes, Inc.	589,007	45,577,362
Basic Energy Services, Inc. (a)	65,690	2,127,699
Cal Dive International, Inc. (a)	191,730	1,069,853
Cameron International Corp. (a)	69,144	3,867,915
Compagnie Generale de Geophysique SA (a)	129,978	4,364,768
Dresser-Rand Group, Inc. (a)	63,300	3,381,486
Halliburton Co.	685,931	37,541,004
ION Geophysical Corp. (a)	90,100	913,614
Key Energy Services, Inc. (a)	235,100	4,582,099
National Oilwell Varco, Inc.	315,695	25,435,546
Oil States International, Inc. (a)	118,650	9,575,055
RPC, Inc. (d)	37,500	885,750
Schlumberger Ltd.	675,532	61,047,827
Schoeller-Bleckmann Oilfield Equipment AG	24,838	2,425,032
Superior Energy Services, Inc. (a)	68,784	2,853,848
Weatherford International Ltd. (a)	306,829	6,725,692
Willbros Group, Inc. (a)	155,153	1,427,408
		214,124,817
TOTAL ENERGY EQUIPMENT & SERVICES		304,416,403
METALS & MINING - 0.6%
Diversified Metals & Mining - 0.6%
Grande Cache Coal Corp. (a)	105,069	958,972
Walter Energy, Inc.	34,135	4,183,927
		5,142,899

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 62.2%
Coal & Consumable Fuels - 2.4%
Alpha Natural Resources, Inc. (a)	440,111	$ 18,797,141
Peabody Energy Corp.	27,905	1,603,700
		20,400,841
Integrated Oil & Gas - 32.5%
Chevron Corp.	912,732	94,942,381
Ecopetrol SA ADR (d)	104,300	4,406,675
Exxon Mobil Corp.	1,124,801	89,747,872
Hess Corp.	445,345	30,532,853
Occidental Petroleum Corp.	467,984	45,946,669
Royal Dutch Shell PLC Class A sponsored ADR	186,800	13,741,008
		279,317,458
Oil & Gas Exploration & Production - 14.7%
Anadarko Petroleum Corp.	87,258	7,204,020
Apache Corp.	114,439	14,158,393
Bankers Petroleum Ltd. (a)	419,800	2,636,383
Berry Petroleum Co. Class A	119,345	6,844,436
Brigham Exploration Co. (a)	58,800	1,869,840
Carrizo Oil & Gas, Inc. (a)	50,700	1,946,880
Cimarex Energy Co.	33,432	2,946,028
Clayton Williams Energy, Inc. (a)	12,161	806,518
Gran Tierra Energy, Inc. (Canada) (a)	1,091,000	7,605,254
Marathon Oil Corp.	921,626	28,542,757
Newfield Exploration Co. (a)	103,100	6,951,002
Niko Resources Ltd.	14,500	997,273
Noble Energy, Inc.	48,169	4,801,486
Northern Oil & Gas, Inc. (a)(d)	54,747	1,212,099
Oasis Petroleum, Inc. (a)(d)	36,500	1,078,210
Pacific Rubiales Energy Corp.	78,900	2,269,387
Painted Pony Petroleum Ltd. Class A (a)	123,500	1,829,103
Petroleum Development Corp. (a)	47,870	1,738,638
Petrominerales Ltd.	49,372	1,575,108
Pioneer Natural Resources Co.	142,600	13,260,374
Stone Energy Corp. (a)	70,600	2,291,676
Talisman Energy, Inc.	159,500	2,904,857
Whiting Petroleum Corp. (a)	182,080	10,669,888
		126,139,610
Oil & Gas Refining & Marketing - 12.1%
CVR Energy, Inc. (a)	351,792	9,445,615
HollyFrontier Corp.	559,450	42,176,936
Keyera Corp.	36,500	1,677,151
Marathon Petroleum Corp.	460,813	20,179,001
Tesoro Corp. (a)(d)	491,500	11,938,535
Valero Energy Corp.	560,225	14,072,852
Western Refining, Inc. (a)(d)	207,134	4,231,748
		103,721,838
Oil & Gas Storage & Transport - 0.5%
Atlas Energy LP	19,225	480,817
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Atlas Pipeline Partners, LP	41,850	$ 1,431,689
El Paso Corp.	131,300	2,698,215
		4,610,721
TOTAL OIL, GAS & CONSUMABLE FUELS		534,190,468
TOTAL COMMON STOCKS (Cost $732,838,164)		858,722,936
Convertible Bonds - 0.0%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $320,000)	$ 320,000	332,000
Money Market Funds - 2.5%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	4,967,940	4,967,940
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	16,669,688	16,669,688
TOTAL MONEY MARKET FUNDS (Cost $21,637,628)		21,637,628
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $754,795,792)		880,692,564
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(21,767,323)
NET ASSETS - 100%		$ 858,925,241
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $633,497 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,525
Fidelity Securities Lending Cash Central Fund	40,277
Total	$ 47,802
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 858,722,936	$ 854,358,168	$ 4,364,768	$ -
Convertible Bonds	332,000	-	332,000	-
Money Market Funds	21,637,628	21,637,628	-	-
Total Investments in Securities:	$ 880,692,564	$ 875,995,796	$ 4,696,768	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.1%
Curacao	7.1%
United Kingdom	5.2%
Switzerland	2.8%
Canada	1.7%
Netherlands	1.2%
Others (Individually Less Than 1%)	1.9%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $5,562,179 of which $2,846,796 and $2,715,383 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $16,297,784) - See accompanying schedule: Unaffiliated issuers (cost $733,158,164)	$ 859,054,936
Fidelity Central Funds (cost $21,637,628)	21,637,628
Total Investments (cost $754,795,792)		$ 880,692,564
Receivable for investments sold		5,585,316
Receivable for fund shares sold		973,458
Dividends receivable		71,847
Interest receivable		4,433
Distributions receivable from Fidelity Central Funds		6,558
Other receivables		18,070
Total assets		887,352,246

Liabilities
Payable for investments purchased	$ 4,710,220
Payable for fund shares redeemed	6,041,083
Accrued management fee	405,646
Distribution and service plan fees payable	348,741
Other affiliated payables	211,937
Other payables and accrued expenses	39,690
Collateral on securities loaned, at value	16,669,688
Total liabilities		28,427,005

Net Assets		$ 858,925,241
Net Assets consist of:
Paid in capital		$ 747,806,770
Accumulated net investment loss		(187)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,776,130)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		125,894,788
Net Assets		$ 858,925,241

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($331,120,119 ÷ 8,243,118 shares)	$ 40.17

Maximum offering price per share (100/94.25 of $40.17)	$ 42.62
Class T: Net Asset Value and redemption price per share ($290,512,272 ÷ 7,079,193 shares)	$ 41.04

Maximum offering price per share (100/96.50 of $41.04)	$ 42.53
Class B: Net Asset Value and offering price per share ($49,792,786 ÷ 1,323,997 shares)A	$ 37.61

Class C: Net Asset Value and offering price per share ($133,476,323 ÷ 3,523,472 shares)A	$ 37.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($54,023,741 ÷ 1,287,811 shares)	$ 41.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 11,113,867
Interest		15,257
Income from Fidelity Central Funds		47,802
Total income		11,176,926

Expenses
Management fee	$ 4,280,185
Transfer agent fees	2,101,474
Distribution and service plan fees	3,754,396
Accounting and security lending fees	271,534
Custodian fees and expenses	32,003
Independent trustees' compensation	4,063
Registration fees	100,812
Audit	49,308
Legal	3,000
Interest	56
Miscellaneous	6,189
Total expenses before reductions	10,603,020
Expense reductions	(35,967)	10,567,053
Net investment income (loss)		609,873
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	108,235,066
Foreign currency transactions	22,623
Total net realized gain (loss)		108,257,689
Change in net unrealized appreciation (depreciation) on: Investment securities	148,374,883
Assets and liabilities in foreign currencies	32
Total change in net unrealized appreciation (depreciation)		148,374,915
Net gain (loss)		256,632,604
Net increase (decrease) in net assets resulting from operations		$ 257,242,477

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 609,873	$ (2,588,877)
Net realized gain (loss)	108,257,689	85,218,986
Change in net unrealized appreciation (depreciation)	148,374,915	(40,712,055)
Net increase (decrease) in net assets resulting from operations	257,242,477	41,918,054
Distributions to shareholders from net investment income	(1,542,989)	-
Share transactions - net increase (decrease)	7,476,541	(40,286,664)
Redemption fees	27,523	43,053
Total increase (decrease) in net assets	263,203,552	1,674,443

Net Assets
Beginning of period	595,721,689	594,047,246
End of period (including accumulated net investment loss of $187 and accumulated net investment loss of $116, respectively)	$ 858,925,241	$ 595,721,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 27.70	$ 25.82	$ 50.24	$ 48.28	$ 46.39
Income from Investment Operations
Net investment income (loss) C	.11	(.05)	(.04)	(.17)	(.02) F
Net realized and unrealized gain (loss)	12.47	1.93	(17.48)	5.59	8.42
Total from investment operations	12.58	1.88	(17.52)	5.42	8.40
Distributions from net investment income	(.11)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.46)	(6.51)
Total distributions	(.11)	-	(6.90)	(3.46)	(6.51)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 40.17	$ 27.70	$ 25.82	$ 50.24	$ 48.28
Total Return A, B	45.46%	7.28%	(38.86)%	11.52%	22.08%
Ratios to Average Net Assets D, G
Expenses before reductions	1.16%	1.20%	1.22%	1.14%	1.19%
Expenses net of fee waivers, if any	1.16%	1.20%	1.22%	1.14%	1.19%
Expenses net of all reductions	1.16%	1.19%	1.21%	1.14%	1.19%
Net investment income (loss)	.30%	(.16)%	(.14)%	(.32)%	(.05)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 331,120	$ 214,407	$ 216,595	$ 355,200	$ 268,108
Portfolio turnover rate E	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 28.33	$ 26.47	$ 51.40	$ 49.26	$ 47.18
Income from Investment Operations
Net investment income (loss) C	.03	(.11)	(.10)	(.29)	(.11) F
Net realized and unrealized gain (loss)	12.75	1.97	(17.93)	5.72	8.61
Total from investment operations	12.78	1.86	(18.03)	5.43	8.50
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.29)	(6.42)
Total distributions	(.07)	-	(6.90)	(3.29)	(6.42)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.04	$ 28.33	$ 26.47	$ 51.40	$ 49.26
Total Return A, B	45.16%	7.03%	(38.99)%	11.27%	21.84%
Ratios to Average Net Assets D, G
Expenses before reductions	1.37%	1.41%	1.45%	1.36%	1.40%
Expenses net of fee waivers, if any	1.37%	1.41%	1.45%	1.36%	1.40%
Expenses net of all reductions	1.37%	1.41%	1.45%	1.35%	1.39%
Net investment income (loss)	.09%	(.37)%	(.38)%	(.54)%	(.26)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,512	$ 219,051	$ 224,376	$ 407,784	$ 382,222
Portfolio turnover rate E	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 26.06	$ 24.48	$ 48.35	$ 46.64	$ 45.10
Income from Investment Operations
Net investment income (loss) C	(.15)	(.25)	(.22)	(.56)	(.34) F
Net realized and unrealized gain (loss)	11.71	1.83	(16.75)	5.41	8.17
Total from investment operations	11.56	1.58	(16.97)	4.85	7.83
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.14)	(6.29)
Total distributions	(.01)	-	(6.90)	(3.14)	(6.29)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 37.61	$ 26.06	$ 24.48	$ 48.35	$ 46.64
Total Return A, B	44.38%	6.45%	(39.31)%	10.62%	21.18%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.96%	1.96%	1.93%	1.96%
Expenses net of fee waivers, if any	1.93%	1.96%	1.96%	1.93%	1.96%
Expenses net of all reductions	1.92%	1.95%	1.96%	1.93%	1.95%
Net investment income (loss)	(.46)%	(.92)%	(.89)%	(1.11)%	(.82)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,793	$ 44,330	$ 47,795	$ 98,602	$ 116,487
Portfolio turnover rate E	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 26.25	$ 24.65	$ 48.63	$ 46.88	$ 45.33
Income from Investment Operations
Net investment income (loss) C	(.15)	(.25)	(.21)	(.54)	(.32) F
Net realized and unrealized gain (loss)	11.80	1.85	(16.87)	5.45	8.20
Total from investment operations	11.65	1.60	(17.08)	4.91	7.88
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.16)	(6.33)
Total distributions	(.02)	-	(6.90)	(3.16)	(6.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 37.88	$ 26.25	$ 24.65	$ 48.63	$ 46.88
Total Return A, B	44.38%	6.49%	(39.31)%	10.71%	21.22%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.94%	1.96%	1.87%	1.91%
Expenses net of fee waivers, if any	1.90%	1.94%	1.96%	1.87%	1.91%
Expenses net of all reductions	1.89%	1.93%	1.95%	1.87%	1.91%
Net investment income (loss)	(.43)%	(.90)%	(.88)%	(1.05)%	(.77)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,476	$ 90,596	$ 86,650	$ 156,393	$ 135,072
Portfolio turnover rate E	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 28.87	$ 26.83	$ 51.76	$ 49.68	$ 47.48
Income from Investment Operations
Net investment income (loss) B	.23	.04	.03	(.02)	.11 E
Net realized and unrealized gain (loss)	12.99	2.00	(18.06)	5.74	8.67
Total from investment operations	13.22	2.04	(18.03)	5.72	8.78
Distributions from net investment income	(.14)	-	-	-	-
Distributions from net realized gain	-	-	(6.90)	(3.64)	(6.58)
Total distributions	(.14)	-	(6.90)	(3.64)	(6.58)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 41.95	$ 28.87	$ 26.83	$ 51.76	$ 49.68
Total Return A	45.87%	7.60%	(38.68)%	11.83%	22.47%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.90%	.95%	.85%	.88%
Expenses net of fee waivers, if any	.86%	.90%	.95%	.85%	.88%
Expenses net of all reductions	.85%	.90%	.94%	.85%	.88%
Net investment income (loss)	.60%	.14%	.13%	(.03)%	.25% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,024	$ 27,338	$ 18,631	$ 22,250	$ 17,127
Portfolio turnover rate D	91%	103%	148%	90%	80%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 145,517,723
Gross unrealized depreciation	(28,834,902)
Net unrealized appreciation (depreciation) on securities and other investments	$ 116,682,821

Tax Cost	$ 764,009,743

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (5,562,179)
Net unrealized appreciation (depreciation)	$ 116,680,837

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 1,542,989	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $711,469,261 and $701,277,867, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 712,364	$ 22,409
Class T	.25%	.25%	1,360,694	7,336
Class B	.75%	.25%	503,774	378,494
Class C	.75%	.25%	1,177,564	188,887
			$ 3,754,396	$ 597,126

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 182,783
Class T	37,886
Class B*	85,822
Class C*	13,898
$ 320,389

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 829,962.29
Class T	691,834.25
Class B	153,142.30
Class C	324,366.28
Institutional Class	102,170.24
	$ 2,101,474

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,775 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,222,000.39%		$ 56

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,459 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $40,277. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,967 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 788,179	$ -
Class T	537,026	-
Class B	21,298	-
Class C	59,062	-
Institutional Class	137,424	-
Total	$ 1,542,989	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	2,848,824	2,475,060	$ 108,457,523	$ 72,154,427
Reinvestment of distributions	20,239	-	701,079	-
Shares redeemed	(2,366,298)	(3,122,404)	(85,322,989)	(89,993,205)
Net increase (decrease)	502,765	(647,344)	$ 23,835,613	$ (17,838,778)
Class T
Shares sold	1,191,543	1,265,490	$ 45,538,389	$ 38,114,553
Reinvestment of distributions	14,153	-	502,257	-
Shares redeemed	(1,858,422)	(2,010,804)	(68,540,609)	(59,843,042)
Net increase (decrease)	(652,726)	(745,314)	$ (22,499,963)	$ (21,728,489)
Class B
Shares sold	118,268	320,063	$ 4,084,617	$ 8,832,050
Reinvestment of distributions	560	-	18,656	-
Shares redeemed	(495,702)	(571,409)	(16,527,555)	(15,635,733)
Net increase (decrease)	(376,874)	(251,346)	$ (12,424,282)	$ (6,803,683)
Class C
Shares sold	964,253	819,751	$ 34,720,800	$ 22,984,733
Reinvestment of distributions	1,513	-	50,476	-
Shares redeemed	(893,659)	(883,306)	(30,160,985)	(24,290,742)
Net increase (decrease)	72,107	(63,555)	$ 4,610,291	$ (1,306,009)
Institutional Class
Shares sold	771,369	669,423	$ 30,606,839	$ 20,180,428
Reinvestment of distributions	3,300	-	119,042	-
Shares redeemed	(433,932)	(416,730)	(16,770,999)	(12,790,133)
Net increase (decrease)	340,737	252,693	$ 13,954,882	$ 7,390,295

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-2.56%	-10.55%	-2.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -2.80%, -3.00%, -3.57% and -3.50%, respectively (excluding sales charges). These returns lagged the MSCI® U.S. IM Financials 25/50 Index, which rose 4.63%, and the S&P 500. Industry allocations hurt performance relative to the MSCI index, led by sizable overweightings in investment banking/brokerage and regional banks. Overall security selection also hindered performance, especially within regional banks. Individual detractors included Comerica, a large Texas-based diversified bank that was the fund's largest position, on average; Regions Financial, a regional bank serving the Southeast and Texas; and Synovus Financial, a regional bank headquartered in Georgia. All three were pressured by continued low interest rates and slow loan growth. Elsewhere, holdings in life insurer Genworth Financial depreciated due to weakness in the company's mortgage insurance business. On the other hand, strong security selection within data processing/outsourced services and positioning in other diversified financial services aided relative performance. Top individual contributors included out-of-index stakes in credit card processors MasterCard and Visa, which both benefited from fewer consumers defaulting on their credit cards and changes to debit card swipe fees that were less onerous than expected. Within other diversified financial services, underweighting Bank of America aided performance, as low interest rates, mortgage-related problems and concern about the company's capital needs pressured the stock. Some of the names mentioned in this review were sold from the fund before period end.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the year, the fund's Institutional Class shares returned -2.56%, lagging the MSCI® U.S. IM Financials 25/50 Index, which rose 4.63%, and the S&P 500. Industry allocations hurt performance relative to the MSCI index, led by sizable overweightings in investment banking/brokerage and regional banks. Overall security selection also hindered performance, especially within regional banks. Individual detractors included Comerica, a large Texas-based diversified bank that was the fund's largest position, on average; Regions Financial, a regional bank serving the Southeast and Texas; and Synovus Financial, a regional bank headquartered in Georgia. All three were pressured by continued low interest rates and slow loan growth. Elsewhere, holdings in life insurer Genworth Financial depreciated due to weakness in the company's mortgage insurance business. On the other hand, strong security selection within data processing/outsourced services and positioning in other diversified financial services aided relative performance. Top individual contributors included out-of-index stakes in credit card processors MasterCard and Visa, which both benefited from fewer consumers defaulting on their credit cards and changes to debit card swipe fees that were less onerous than expected. Within other diversified Financial services, underweighting Bank of America aided performance, as low interest rates, mortgage-related problems and concern about the company's capital needs pressured the stock. Some of the names mentioned in this review were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 908.80	$ 5.92
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.51%
Actual		$ 1,000.00	$ 908.30	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.00%
Actual		$ 1,000.00	$ 906.00	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 906.10	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.94%
Actual		$ 1,000.00	$ 910.50	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
SLM Corp.	6.2	2.3
Citigroup, Inc.	5.4	5.1
Morgan Stanley	4.9	4.8
CIT Group, Inc.	4.7	2.1
JPMorgan Chase & Co.	4.1	4.5
MasterCard, Inc. Class A	4.0	4.2
E*TRADE Financial Corp.	3.9	2.1
Franklin Resources, Inc.	3.5	3.6
Invesco Ltd.	3.3	0.5
Lazard Ltd. Class A	2.6	0.0
	42.6
Top Industries (% of fund's net assets)
As of July 31, 2011
Capital Markets	28.3%
Commercial Banks	15.3%
Real Estate Investment Trusts	12.5%
Diversified Financial Services	11.6%
Insurance	10.6%
All Others*	21.7%

As of January 31, 2011
Commercial Banks	35.9%
Capital Markets	22.9%
Diversified Financial Services	16.1%
IT Services	15.0%
Consumer Finance	3.4%
All Others*	6.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CAPITAL MARKETS - 28.3%
Asset Management & Custody Banks - 10.7%
Affiliated Managers Group, Inc. (a)	3,086	$ 321,962
Ameriprise Financial, Inc.	100	5,410
Apollo Global Management LLC Class A	58,513	1,012,860
Bank of New York Mellon Corp.	500	12,555
BlackRock, Inc. Class A	11,249	2,007,497
Franklin Resources, Inc.	35,518	4,509,365
Invesco Ltd.	190,500	4,225,290
Legg Mason, Inc.	853	25,095
Northern Trust Corp.	7,507	337,102
State Street Corp.	31,300	1,298,011
The Blackstone Group LP	7,500	124,575
		13,879,722
Diversified Capital Markets - 0.0%
HFF, Inc. (a)	1,000	15,100
Investment Banking & Brokerage - 17.6%
Charles Schwab Corp.	43,200	644,976
E*TRADE Financial Corp. (a)	317,492	5,041,773
Evercore Partners, Inc. Class A	67,900	1,930,397
GFI Group, Inc.	419,178	1,903,068
Goldman Sachs Group, Inc.	4,971	670,936
Investment Technology Group, Inc. (a)	9,100	110,747
Jefferies Group, Inc.	32,466	613,932
Lazard Ltd. Class A	100,816	3,387,418
Macquarie Group Ltd.	393	11,904
MF Global Holdings Ltd. (a)	297,625	2,193,496
Morgan Stanley	286,496	6,374,536
		22,883,183
TOTAL CAPITAL MARKETS		36,778,005
COMMERCIAL BANKS - 15.3%
Diversified Banks - 3.8%
Banco ABC Brasil SA	500	3,304
Banco Bradesco SA (PN) sponsored ADR	700	13,461
Banco Macro SA sponsored ADR	400	13,864
Banco Pine SA	200	1,334
Banco Santander (Brasil) SA ADR	35,700	331,296
BanColombia SA sponsored ADR (d)	2,000	132,600
Bank of Baroda	3,531	70,325
Barclays PLC sponsored ADR	1,700	24,752
Comerica, Inc.	20,033	641,657
CorpBanca SA sponsored ADR (d)	1,050	23,100
Credicorp Ltd. (NY Shares)	28	2,736
Credit Agricole SA	200	2,477
Grupo Financiero Galicia SA sponsored ADR	1,100	15,653
Guaranty Trust Bank PLC GDR (Reg. S)	5,300	21,995
HSBC Holdings PLC sponsored ADR	600	29,322
Industrial & Commercial Bank of China Ltd. (H Shares)	1,836,000	1,396,941
National Australia Bank Ltd.	254	6,697

	Shares	Value
Raiffeisen International Bank-Holding AG	1,300	$ 65,255
Standard Chartered PLC (United Kingdom)	535	13,683
Sumitomo Mitsui Financial Group, Inc.	2,100	66,081
The Jammu & Kashmir Bank Ltd.	7,298	143,121
U.S. Bancorp	12,727	331,666
UniCredit SpA	2,100	3,772
United Overseas Bank Ltd.	68,000	1,154,840
Wells Fargo & Co.	18,245	509,765
		5,019,697
Regional Banks - 11.5%
Banco Daycoval SA (PN)	28,200	166,706
Bancorp New Jersey, Inc.	100	930
BancTrust Financial Group, Inc. (a)	28,700	68,019
Bank of the Ozarks, Inc.	1,208	62,756
BB&T Corp.	100	2,568
Boston Private Financial Holdings, Inc.	2,200	15,246
Bridge Capital Holdings (a)	48,490	544,058
Canadian Western Bank, Edmonton	2,200	70,117
Cape Bancorp, Inc. (a)	1,400	13,174
Cascade Bancorp (a)(d)	900	9,180
CIT Group, Inc. (a)	152,862	6,074,736
Citizens & Northern Corp.	520	8,559
City Holding Co.	500	15,635
City National Corp.	300	16,104
CNB Financial Corp., Pennsylvania	803	11,089
CoBiz, Inc.	180,800	1,111,920
Cullen/Frost Bankers, Inc.	100	5,388
Fifth Third Bancorp	43,500	550,275
First Business Finance Services, Inc.	200	2,802
First Commonwealth Financial Corp.	25,722	132,211
First Horizon National Corp.	1,400	12,586
First Interstate Bancsystem, Inc.	61,164	818,374
First Midwest Bancorp, Inc., Delaware	600	7,152
FNB Corp., Pennsylvania	11,300	113,000
Glacier Bancorp, Inc.	15,124	198,729
Huntington Bancshares, Inc.	223,630	1,351,843
KeyCorp	3,400	27,336
NBT Bancorp, Inc.	200	4,408
Northrim Bancorp, Inc.	2,269	44,790
Pacific Continental Corp.	3,000	29,520
PNC Financial Services Group, Inc.	3,500	190,015
PT Bank Tabungan Negara Tbk	1,468,500	293,700
Regions Financial Corp.	469	2,856
Sandy Spring Bancorp, Inc.	200	3,574
Savannah Bancorp, Inc. (a)	100	740
SunTrust Banks, Inc.	500	12,245
Susquehanna Bancshares, Inc.	67,014	504,615
SVB Financial Group (a)	2,712	165,486
Synovus Financial Corp. (d)	278,982	510,537
TCF Financial Corp.	50,837	646,647
Texas Capital Bancshares, Inc. (a)	600	16,398
Umpqua Holdings Corp.	100	1,136
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Valley National Bancorp (d)	4,908	$ 64,540
Virginia Commerce Bancorp, Inc. (a)	600	3,822
Washington Trust Bancorp, Inc.	344	7,836
Webster Financial Corp.	26,200	535,004
Westamerica Bancorp.	100	4,693
Western Alliance Bancorp. (a)	29,100	204,573
Zions Bancorporation	11,800	258,420
		14,916,048
TOTAL COMMERCIAL BANKS		19,935,745
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	1,000	15,536
CONSUMER FINANCE - 7.4%
Consumer Finance - 7.4%
Advance America Cash Advance Centers, Inc.	81,507	574,624
American Express Co.	6,451	322,808
Capital One Financial Corp.	300	14,340
EZCORP, Inc. (non-vtg.) Class A (a)	5,400	179,712
First Cash Financial Services, Inc. (a)	1,590	68,799
Green Dot Corp. Class A	10,000	324,300
Nelnet, Inc. Class A	700	14,112
Netspend Holdings, Inc.	5,031	39,695
PT Clipan Finance Indonesia Tbk	338,000	30,619
SLM Corp.	513,969	8,012,777
		9,581,786
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Sotheby's Class A (Ltd. vtg.)	7,600	321,860
DIVERSIFIED FINANCIAL SERVICES - 11.6%
Other Diversified Financial Services - 9.5%
Bank of America Corp.	6,668	64,746
Citigroup, Inc.	184,209	7,062,573
JPMorgan Chase & Co.	130,133	5,263,880
		12,391,199
Specialized Finance - 2.1%
CME Group, Inc.	100	28,919
IntercontinentalExchange, Inc. (a)	584	72,007
Moody's Corp.	200	7,122
PHH Corp. (a)	139,143	2,610,323
		2,718,371
TOTAL DIVERSIFIED FINANCIAL SERVICES		15,109,570

	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.2%
Hotels, Resorts & Cruise Lines - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	4,700	$ 258,312
INDUSTRIAL CONGLOMERATES - 0.8%
Industrial Conglomerates - 0.8%
Keppel Corp. Ltd.	115,000	1,057,219
INSURANCE - 10.6%
Life & Health Insurance - 3.1%
AFLAC, Inc.	21,300	981,078
Citizens, Inc. Class A (a)	2,100	14,448
CNO Financial Group, Inc. (a)	1,900	13,965
Delphi Financial Group, Inc. Class A	500	13,460
FBL Financial Group, Inc. Class A	400	12,592
Lincoln National Corp.	500	13,250
MetLife, Inc.	49,247	2,029,469
Phoenix Companies, Inc. (a)	5,700	13,680
Ping An Insurance Group Co. China Ltd. (H Shares)	1,500	14,598
Prudential Financial, Inc.	11,200	657,216
Resolution Ltd.	52,100	236,227
StanCorp Financial Group, Inc.	300	9,978
Symetra Financial Corp.	1,100	13,816
Torchmark Corp.	300	12,117
Unum Group	600	14,634
		4,050,528
Multi-Line Insurance - 0.9%
American International Group, Inc. (a)	200	5,740
Genworth Financial, Inc. Class A (a)	41,500	345,280
Hartford Financial Services Group, Inc.	26,600	622,972
Loews Corp.	3,200	127,584
		1,101,576
Property & Casualty Insurance - 5.1%
ACE Ltd.	20,500	1,373,090
Allstate Corp.	500	13,860
Assured Guaranty Ltd.	500	7,075
Axis Capital Holdings Ltd.	37,600	1,198,312
Berkshire Hathaway, Inc. Class B (a)	8,900	660,113
Fidelity National Financial, Inc. Class A	900	14,670
The Travelers Companies, Inc.	100	5,513
W.R. Berkley Corp.	4,200	129,318
XL Group PLC Class A	154,172	3,163,609
		6,565,560
Reinsurance - 1.5%
Arch Capital Group Ltd. (a)	10,200	344,760
Montpelier Re Holdings Ltd.	700	12,082
Platinum Underwriters Holdings Ltd.	9,300	319,455
Validus Holdings Ltd.	49,500	1,316,205
		1,992,502
TOTAL INSURANCE		13,710,166
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.2%
Internet Software & Services - 0.2%
China Finance Online Co. Ltd. ADR (a)(d)	66,785	$ 213,712
IT SERVICES - 9.0%
Data Processing & Outsourced Services - 7.6%
Alliance Data Systems Corp. (a)	100	9,834
Cielo SA	10,100	280,628
Fiserv, Inc. (a)	31,928	1,927,174
MasterCard, Inc. Class A	17,181	5,210,138
Redecard SA	122,700	2,111,971
The Western Union Co.	1,400	27,174
VeriFone Systems, Inc. (a)	8,405	330,905
		9,897,824
IT Consulting & Other Services - 1.4%
Accenture PLC Class A	8,800	520,432
Cognizant Technology Solutions Corp. Class A (a)	18,400	1,285,608
		1,806,040
TOTAL IT SERVICES		11,703,864
PROFESSIONAL SERVICES - 0.8%
Research & Consulting Services - 0.8%
Equifax, Inc.	29,685	1,019,977
REAL ESTATE INVESTMENT TRUSTS - 12.5%
Diversified REITs - 0.1%
American Assets Trust, Inc.	6,100	134,139
Vornado Realty Trust	700	65,485
		199,624
Industrial REITs - 0.2%
DCT Industrial Trust, Inc.	39,100	211,922
Mortgage REITs - 3.4%
American Capital Agency Corp.	93,103	2,599,436
Annaly Capital Management, Inc.	108,100	1,813,918
		4,413,354
Office REITs - 1.9%
Corporate Office Properties Trust (SBI)	400	12,428
Douglas Emmett, Inc.	1,400	28,000
Highwoods Properties, Inc. (SBI)	23,700	815,991
Lexington Corporate Properties Trust (d)	185,200	1,555,680
MPG Office Trust, Inc. (a)	5,300	17,543
		2,429,642
Residential REITs - 2.9%
American Campus Communities, Inc.	3,800	141,436
Apartment Investment & Management Co. Class A	52,141	1,423,449
AvalonBay Communities, Inc.	1,000	134,190
Camden Property Trust (SBI)	10,500	704,235
Campus Crest Communities, Inc.	1,100	13,178
Essex Property Trust, Inc.	200	28,072

	Shares	Value
Home Properties, Inc.	2,200	$ 144,144
Post Properties, Inc.	3,300	139,920
UDR, Inc.	38,000	999,780
		3,728,404
Retail REITs - 0.2%
Federal Realty Investment Trust (SBI)	1,600	139,744
Kimco Realty Corp.	7,300	138,919
Simon Property Group, Inc.	100	12,051
		290,714
Specialized REITs - 3.8%
HCP, Inc.	36,800	1,351,664
Host Hotels & Resorts, Inc.	900	14,265
Public Storage	19,746	2,362,214
Strategic Hotel & Resorts, Inc. (a)	72,657	494,068
Sunstone Hotel Investors, Inc. (a)	14,000	124,740
U-Store-It Trust	12,800	136,320
Ventas, Inc.	3,135	169,698
Weyerhaeuser Co.	13,400	267,866
		4,920,835
TOTAL REAL ESTATE INVESTMENT TRUSTS		16,194,495
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
Diversified Real Estate Activities - 0.0%
The St. Joe Co. (a)	100	1,771
Real Estate Operating Companies - 0.4%
Castellum AB	30,200	438,227
Thomas Properties Group, Inc. (a)	2,262	7,352
		445,579
Real Estate Services - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	42,521	926,958
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,374,308
SOFTWARE - 0.0%
Application Software - 0.0%
Fair Isaac Corp.	100	2,975
SPECIALTY RETAIL - 0.2%
Home Improvement Retail - 0.2%
Home Depot, Inc.	6,600	230,538
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Brookline Bancorp, Inc., Delaware	800	6,840
Carver Bancorp, Inc.	100	56
Cheviot Financial Corp.	8,880	74,059
Hudson City Bancorp, Inc.	800	6,600
People's United Financial, Inc.	1,100	13,948
		101,503
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
American Tower Corp. Class A (a)	300	$ 15,759
TOTAL COMMON STOCKS (Cost $134,804,120)		127,625,330
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 0.14% (b)	5,386,376	5,386,376
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,376,248	2,376,248
TOTAL MONEY MARKET FUNDS (Cost $7,762,624)		7,762,624
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $142,566,744)		135,387,954
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(5,576,275)
NET ASSETS - 100%		$ 129,811,679
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,845
Fidelity Securities Lending Cash Central Fund	25,052
Total	$ 28,897
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 127,625,330	$ 127,488,924	$ 136,406	$ -
Money Market Funds	7,762,624	7,762,624	-	-
Total Investments in Securities:	$ 135,387,954	$ 135,251,548	$ 136,406	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.3%
Bermuda	8.3%
Ireland	2.9%
Brazil	2.2%
Singapore	1.7%
China	1.3%
Switzerland	1.1%
Others (Individually Less Than 1%)	1.2%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $79,374,743 of which $55,672,202, $23,251,884 and $450,657 will expire in fiscal 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2012 approximately $2,786,796 of losses recognized during the period November 1, 2010, to July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $2,260,403) - See accompanying schedule: Unaffiliated issuers (cost $134,804,120)	$ 127,625,330
Fidelity Central Funds (cost $7,762,624)	7,762,624
Total Investments (cost $142,566,744)		$ 135,387,954
Receivable for investments sold		9,766,519
Receivable for fund shares sold		171,966
Dividends receivable		105,235
Distributions receivable from Fidelity Central Funds		1,937
Other receivables		33,601
Total assets		145,467,212

Liabilities
Payable for investments purchased	$ 12,349,827
Payable for fund shares redeemed	735,040
Accrued management fee	62,472
Distribution and service plan fees payable	51,880
Other affiliated payables	38,206
Other payables and accrued expenses	41,860
Collateral on securities loaned, at value	2,376,248
Total liabilities		15,655,533

Net Assets		$ 129,811,679
Net Assets consist of:
Paid in capital		$ 220,860,111
Accumulated net investment loss		(116,048)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,753,065)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,179,319)
Net Assets		$ 129,811,679

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($63,937,051 ÷ 6,352,907 shares)	$ 10.06

Maximum offering price per share (100/94.25 of $10.06)	$ 10.67
Class T: Net Asset Value and redemption price per share ($27,037,118 ÷ 2,700,700 shares)	$ 10.01

Maximum offering price per share (100/96.50 of $10.01)	$ 10.37
Class B: Net Asset Value and offering price per share ($7,479,552 ÷ 768,438 shares)A	$ 9.73

Class C: Net Asset Value and offering price per share ($23,195,919 ÷ 2,404,480 shares)A	$ 9.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,162,039 ÷ 793,803 shares)	$ 10.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 1,400,049
Interest		1
Income from Fidelity Central Funds		28,897
Total income		1,428,947

Expenses
Management fee	$ 814,992
Transfer agent fees	439,873
Distribution and service plan fees	705,505
Accounting and security lending fees	59,225
Custodian fees and expenses	39,068
Independent trustees' compensation	859
Registration fees	67,268
Audit	50,338
Legal	921
Miscellaneous	1,475
Total expenses before reductions	2,179,524
Expense reductions	(68,182)	2,111,342
Net investment income (loss)		(682,395)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $43)	(792,828)
Investment not meeting investment restrictions	350
Foreign currency transactions	(149,732)
Total net realized gain (loss)		(942,210)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,517,330)
Assets and liabilities in foreign currencies	(1,509)
Total change in net unrealized appreciation (depreciation)		(2,518,839)
Net gain (loss)		(3,461,049)
Net increase (decrease) in net assets resulting from operations		$ (4,143,444)

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (682,395)	$ (567,469)
Net realized gain (loss)	(942,210)	36,190,039
Change in net unrealized appreciation (depreciation)	(2,518,839)	(22,169,228)
Net increase (decrease) in net assets resulting from operations	(4,143,444)	13,453,342
Distributions to shareholders from net investment income	-	(1,313,190)
Share transactions - net increase (decrease)	(16,036,954)	(11,450,926)
Redemption fees	4,715	4,230
Total increase (decrease) in net assets	(20,175,683)	693,456

Net Assets
Beginning of period	149,987,362	149,293,906
End of period (including accumulated net investment loss of $116,048 and undistributed net investment income of $0, respectively).	$ 129,811,679	$ 149,987,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.35	$ 9.53	$ 13.18	$ 21.02	$ 23.34
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	.19	.30	.23
Net realized and unrealized gain (loss)	(.27)	.93	(3.58)	(6.41)	.92
Total from investment operations	(.29)	.92	(3.39)	(6.11)	1.15
Distributions from net investment income	-	(.10)	(.24)	(.27)	(.22)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.10)	(.26)	(1.73)	(3.47) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.06	$ 10.35	$ 9.53	$ 13.18	$ 21.02
Total Return A, B	(2.80)%	9.61%	(25.87)%	(31.67)%	4.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.27%	1.29%	1.21%	1.23%
Expenses net of fee waivers, if any	1.26%	1.27%	1.29%	1.21%	1.23%
Expenses net of all reductions	1.21%	1.22%	1.28%	1.21%	1.22%
Net investment income (loss)	(.24)%	(.09)%	2.12%	1.75%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,937	$ 69,723	$ 68,245	$ 90,037	$ 106,722
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.32	$ 9.52	$ 13.14	$ 20.94	$ 23.26
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	.16	.26	.18
Net realized and unrealized gain (loss)	(.26)	.92	(3.56)	(6.41)	.91
Total from investment operations	(.31)	.88	(3.40)	(6.15)	1.09
Distributions from net investment income	-	(.08)	(.20)	(.19)	(.16)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.08)	(.22)	(1.65)	(3.41) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.01	$ 10.32	$ 9.52	$ 13.14	$ 20.94
Total Return A, B	(3.00)%	9.26%	(26.00)%	(31.85)%	4.25%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.53%	1.55%	1.47%	1.46%
Expenses net of fee waivers, if any	1.52%	1.53%	1.55%	1.47%	1.46%
Expenses net of all reductions	1.47%	1.47%	1.54%	1.47%	1.46%
Net investment income (loss)	(.49)%	(.35)%	1.86%	1.50%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,037	$ 33,310	$ 34,927	$ 53,526	$ 95,426
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.33	$ 12.85	$ 20.44	$ 22.75
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	.12	.18	.06
Net realized and unrealized gain (loss)	(.26)	.91	(3.50)	(6.29)	.89
Total from investment operations	(.36)	.82	(3.38)	(6.11)	.95
Distributions from net investment income	-	(.06)	(.12)	(.04)	(.02)
Distributions from net realized gain	-	-	(.02)	(1.44)	(3.25)
Total distributions	-	(.06)	(.14)	(1.48)	(3.26) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.73	$ 10.09	$ 9.33	$ 12.85	$ 20.44
Total Return A, B	(3.57)%	8.78%	(26.35)%	(32.21)%	3.71%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	2.02%	2.04%	1.96%	1.98%
Expenses net of fee waivers, if any	2.01%	2.02%	2.04%	1.96%	1.98%
Expenses net of all reductions	1.96%	1.97%	2.03%	1.96%	1.98%
Net investment income (loss)	(.98)%	(.85)%	1.38%	1.01%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,480	$ 10,992	$ 12,477	$ 20,420	$ 64,837
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 9.25	$ 12.78	$ 20.40	$ 22.74
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	.12	.17	.06
Net realized and unrealized gain (loss)	(.25)	.90	(3.48)	(6.24)	.90
Total from investment operations	(.35)	.81	(3.36)	(6.07)	.96
Distributions from net investment income	-	(.06)	(.15)	(.09)	(.05)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.06)	(.17)	(1.55)	(3.30) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.65	$ 10.00	$ 9.25	$ 12.78	$ 20.40
Total Return A, B	(3.50)%	8.79%	(26.38)%	(32.18)%	3.75%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	2.02%	2.04%	1.96%	1.94%
Expenses net of fee waivers, if any	2.01%	2.02%	2.04%	1.96%	1.94%
Expenses net of all reductions	1.96%	1.96%	2.03%	1.96%	1.94%
Net investment income (loss)	(.99)%	(.84)%	1.37%	1.01%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,196	$ 30,804	$ 29,849	$ 37,777	$ 55,219
Portfolio turnover rate E	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 9.69	$ 13.38	$ 21.32	$ 23.63
Income from Investment Operations
Net investment income (loss) B	.01	.02	.21	.36	.31
Net realized and unrealized gain (loss)	(.28)	.95	(3.63)	(6.51)	.93
Total from investment operations	(.27)	.97	(3.42)	(6.15)	1.24
Distributions from net investment income	-	(.11)	(.25)	(.33)	(.30)
Distributions from net realized gain	-	-	(.02)	(1.46)	(3.25)
Total distributions	-	(.11)	(.27)	(1.79)	(3.55) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.28	$ 10.55	$ 9.69	$ 13.38	$ 21.32
Total Return A	(2.56)%	9.99%	(25.68)%	(31.47)%	4.88%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	.99%	1.04%	.93%	.89%
Expenses net of fee waivers, if any	.96%	.99%	1.04%	.93%	.89%
Expenses net of all reductions	.91%	.94%	1.03%	.92%	.88%
Net investment income (loss)	.07%	.19%	2.37%	2.04%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,162	$ 5,158	$ 3,797	$ 5,819	$ 8,474
Portfolio turnover rate D	260%	254%	269%	48%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation, passive foreign investment companies (PFIC), equity-debt classifications, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,798,219
Gross unrealized depreciation	(10,684,574)
Net unrealized appreciation (depreciation) on securities and other investments	$ (8,886,355)

Tax Cost	$ 144,274,309

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (79,374,743)
Net unrealized appreciation (depreciation)	$ (8,886,884)

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ -	$ 1,313,190

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $369,637,585 and $388,315,677, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 176,564	$ 22,382
Class T	.25%	.25%	157,692	732
Class B	.75%	.25%	93,556	70,295
Class C	.75%	.25%	277,693	39,629
			$ 705,505	$ 133,038

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,057
Class T	5,686
Class B*	23,237
Class C*	5,433
$ 88,413

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 213,053.30
Class T	97,782.31
Class B	28,168.30
Class C	83,593.30
Institutional Class	17,277.25
	$ 439,873

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,705 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $498 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,052. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $68,182 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ -	$ 686,640
Class T	-	298,090
Class B	-	78,308
Class C	-	206,470
Institutional Class	-	43,682
Total	$ -	$ 1,313,190

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	2,161,457	2,082,714	$ 22,928,387	$ 22,402,196
Reinvestment of distributions	-	58,808	-	610,428
Shares redeemed	(2,543,428)	(2,567,565)	(27,053,427)	(27,335,650)
Net increase (decrease)	(381,971)	(426,043)	$ (4,125,040)	$ (4,323,026)
Class T
Shares sold	432,428	481,524	$ 4,608,539	$ 5,227,941
Reinvestment of distributions	-	27,047	-	280,751
Shares redeemed	(958,085)	(952,462)	(10,097,220)	(10,134,806)
Net increase (decrease)	(525,657)	(443,891)	$ (5,488,681)	$ (4,626,114)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class B
Shares sold	48,520	217,909	$ 510,105	$ 2,331,426
Reinvestment of distributions	-	6,452	-	65,677
Shares redeemed	(369,736)	(472,669)	(3,763,785)	(4,904,869)
Net increase (decrease)	(321,216)	(248,308)	$ (3,253,680)	$ (2,507,766)
Class C
Shares sold	446,364	749,668	$ 4,631,347	$ 8,032,665
Reinvestment of distributions	-	17,064	-	172,172
Shares redeemed	(1,122,959)	(913,840)	(11,383,791)	(9,328,999)
Net increase (decrease)	(676,595)	(147,108)	$ (6,752,444)	$ (1,124,162)
Institutional Class
Shares sold	691,657	278,977	$ 7,779,752	$ 3,114,760
Reinvestment of distributions	-	3,007	-	31,721
Shares redeemed	(387,007)	(184,671)	(4,196,861)	(2,016,339)
Net increase (decrease)	304,650	97,313	$ 3,582,891	$ 1,130,142

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	35.00%	6.56%	5.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Edward Yoon, Portfolio Manager of Fidelity Advisor® Health Care Fund: For the 12 months ending July 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 34.67%, 34.34%, 33.66% and 33.66%, respectively (excluding sales charges), decisively outperforming both the 23.86% gain of the MSCI® U.S. IM Health Care 25/50 Index and the smaller rise of the broadly based S&P 500® Index. My choices within pharmaceuticals provided a big boost versus the sector benchmark, led by an out-of-benchmark investment in Valeant Pharmaceuticals International and underweightings in weak-performing large-cap names such as Johnson & Johnson and Abbott Laboratories. Positioning in life science tools/services, such as Illumina (genetic analysis technology) and Agilent Technologies (food and water testing), also helped. Good picks in biotechnology - Alexion Pharmaceuticals (blood disease) and ARIAD Pharmaceuticals (cancer) - contributed as well. On the other hand, underweighting the top-performing managed health care industry - including UnitedHealth Group and WellPoint - and large-cap drugmaker Pfizer notably detracted. An untimely overweighting in Community Health Systems (acute care hospitals) also hurt, as did an out-of-index position in WebMD Health (online medical information). I sold some of the above stocks during the period.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2011, the fund's Institutional Class shares returned 35.00%, decisively outperforming both the 23.86% gain of the MSCI® U.S. IM Health Care 25/50 Index and the smaller advance of the broadly based S&P 500® Index. My choices within pharmaceuticals provided a big boost versus the sector benchmark, led by an out-of-benchmark investment in Valeant Pharmaceuticals International and underweightings in weak-performing large-cap names such as Johnson & Johnson and Abbott Laboratories. Positioning in life science tools/services, such as Illumina (genetic analysis technology) and Agilent Technologies (food and water testing), also helped. Good picks in biotechnology - Alexion Pharmaceuticals (blood disease) and ARIAD Pharmaceuticals (cancer) - contributed as well. On the other hand, underweighting the top-performing managed health care industry - including UnitedHealth Group and WellPoint - and large-cap drugmaker Pfizer notably detracted. An untimely overweighting in Community Health Systems (acute care hospitals) also hurt, as did an out-of-index position in WebMD Health (online medical information). I sold some of the above stocks during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.18%
Actual		$ 1,000.00	$ 1,082.50	$ 6.09
Hypothetical A		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.42%
Actual		$ 1,000.00	$ 1,081.60	$ 7.33
Hypothetical A		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.93%
Actual		$ 1,000.00	$ 1,078.20	$ 9.94
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.88%
Actual		$ 1,000.00	$ 1,078.90	$ 9.69
Hypothetical A		$ 1,000.00	$ 1,015.47	$ 9.39
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,084.10	$ 4.44
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	6.3	4.9
Baxter International, Inc.	5.1	0.6
Amgen, Inc.	5.0	2.5
Thermo Fisher Scientific, Inc.	3.4	2.4
Medco Health Solutions, Inc.	2.9	6.5
Boston Scientific Corp.	2.8	0.9
Sanofi-Aventis sponsored ADR	2.8	0.0
Valeant Pharmaceuticals International, Inc. (Canada)	2.8	2.9
Illumina, Inc.	2.7	6.4
Alexion Pharmaceuticals, Inc.	2.6	2.1
	36.4
Top Industries (% of fund's net assets)
As of July 31, 2011
Health Care Equipment & Supplies	23.1%
Biotechnology	21.9%
Health Care Providers & Services	21.4%
Pharmaceuticals	15.3%
Life Sciences Tools & Services	9.7%
All Others*	8.6%

As of January 31, 2011
Health Care Providers & Services	22.5%
Biotechnology	19.7%
Health Care Equipment & Supplies	18.7%
Life Sciences Tools & Services	16.3%
Pharmaceuticals	15.3%
All Others*	7.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
BIOTECHNOLOGY - 21.9%
Biotechnology - 21.9%
Achillion Pharmaceuticals, Inc. (a)	269,100	$ 1,994,031
Acorda Therapeutics, Inc. (a)	135,027	3,834,767
Affymax, Inc. (a)	103,500	684,135
Alexion Pharmaceuticals, Inc. (a)	224,186	12,733,765
AMAG Pharmaceuticals, Inc. (a)(d)	51,800	767,158
Amgen, Inc.	450,512	24,643,006
Anthera Pharmaceuticals, Inc. (a)	226,988	1,809,094
Ardea Biosciences, Inc. (a)	175,000	4,095,000
ARIAD Pharmaceuticals, Inc. (a)	359,985	4,280,222
AVEO Pharmaceuticals, Inc. (a)	58,354	1,115,145
Biogen Idec, Inc. (a)	73,279	7,464,932
BioMarin Pharmaceutical, Inc. (a)	400,000	12,492,000
Chelsea Therapeutics International Ltd. (a)	222,100	1,114,942
Dynavax Technologies Corp. (a)(d)	650,000	1,820,000
Gilead Sciences, Inc. (a)	145,768	6,174,732
Human Genome Sciences, Inc. (a)	94,000	1,974,940
Idenix Pharmaceuticals, Inc. (a)	1,600	10,688
Incyte Corp. (a)(d)	86,582	1,509,990
Inhibitex, Inc. (a)	267,200	1,106,208
Medivir AB (B Shares) (a)	101,300	2,012,524
Micromet, Inc. (a)(d)	103,300	584,678
Neurocrine Biosciences, Inc. (a)	146,300	1,130,899
NPS Pharmaceuticals, Inc. (a)	129,800	1,253,868
Seattle Genetics, Inc. (a)(d)	101,257	1,724,407
Targacept, Inc. (a)	130,715	2,671,815
Theravance, Inc. (a)(d)	155,400	3,322,452
United Therapeutics Corp. (a)	88,848	5,098,098
YM Biosciences, Inc. (a)	204,900	482,547
		107,906,043
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc.	222,555	1,270,789
Stewart Enterprises, Inc. Class A	154,043	1,070,599
		2,341,388
FOOD & STAPLES RETAILING - 1.8%
Drug Retail - 1.8%
CVS Caremark Corp.	144,300	5,245,305
Droga Raia SA	21,000	389,215
Drogasil SA	178,800	1,440,820
Rite Aid Corp. (a)	1,332,400	1,732,120
		8,807,460
HEALTH CARE EQUIPMENT & SUPPLIES - 23.1%
Health Care Equipment - 21.3%
Baxter International, Inc.	427,500	24,867,675
Boston Scientific Corp. (a)	1,958,211	14,020,791

	Shares	Value
C. R. Bard, Inc.	96,910	$ 9,563,079
Conceptus, Inc. (a)	155,400	1,770,006
Covidien PLC	607,954	30,877,985
Cyberonics, Inc. (a)	65,720	1,783,641
Edwards Lifesciences Corp. (a)	130,452	9,307,750
Genmark Diagnostics, Inc. (a)	27,400	136,178
HeartWare International, Inc. (a)	29,000	1,926,760
Integra LifeSciences Holdings Corp. (a)	60,101	2,708,752
Masimo Corp.	111,071	3,085,552
Orthofix International NV (a)	43,205	1,824,547
William Demant Holding A/S (a)	31,869	2,796,578
		104,669,294
Health Care Supplies - 1.8%
Endologix, Inc. (a)	270,000	2,451,600
The Cooper Companies, Inc.	81,850	6,260,707
		8,712,307
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		113,381,601
HEALTH CARE PROVIDERS & SERVICES - 21.4%
Health Care Distributors & Services - 2.2%
Amplifon SpA	269,971	1,732,396
McKesson Corp.	112,591	9,133,382
		10,865,778
Health Care Facilities - 2.8%
Emeritus Corp. (a)	95,575	1,878,049
Hanger Orthopedic Group, Inc. (a)	89,965	1,890,165
HCA Holdings, Inc.	122,100	3,257,628
HealthSouth Corp. (a)	133,200	3,250,080
LCA-Vision, Inc. (a)	191,300	805,373
Sunrise Senior Living, Inc. (a)(d)	291,509	2,571,109
		13,652,404
Health Care Services - 10.7%
Accretive Health, Inc. (a)(d)	178,045	5,348,472
Express Scripts, Inc. (a)	225,486	12,234,870
Fresenius Medical Care AG & Co. KGaA	73,100	5,610,007
Laboratory Corp. of America Holdings (a)	22,300	2,023,948
Medco Health Solutions, Inc. (a)	224,975	14,146,428
MEDNAX, Inc. (a)	42,600	2,903,616
Omnicare, Inc.	247,500	7,548,750
Sun Healthcare Group, Inc. (a)	72,332	506,324
Team Health Holdings, Inc. (a)	111,000	2,443,110
		52,765,525
Managed Health Care - 5.7%
CIGNA Corp.	156,200	7,774,074
Humana, Inc.	32,900	2,453,682
UnitedHealth Group, Inc.	133,967	6,648,782
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
Universal American Spin Corp. (a)	106,100	$ 1,009,011
WellPoint, Inc.	145,600	9,835,280
		27,720,829
TOTAL HEALTH CARE PROVIDERS & SERVICES		105,004,536
HEALTH CARE TECHNOLOGY - 1.8%
Health Care Technology - 1.8%
Allscripts-Misys Healthcare Solutions, Inc. (a)	261,443	4,745,190
athenahealth, Inc. (a)	68,000	3,997,720
		8,742,910
INTERNET SOFTWARE & SERVICES - 0.8%
Internet Software & Services - 0.8%
WebMD Health Corp. (a)	112,457	3,964,109
LIFE SCIENCES TOOLS & SERVICES - 9.7%
Life Sciences Tools & Services - 9.7%
Agilent Technologies, Inc. (a)	112,412	4,739,290
Bruker BioSciences Corp. (a)	233,145	4,014,757
Covance, Inc. (a)	62,193	3,560,549
Illumina, Inc. (a)(d)	209,348	13,073,783
QIAGEN NV (a)	155,886	2,640,709
Sequenom, Inc. (a)(d)	400,000	2,824,000
Thermo Fisher Scientific, Inc. (a)	279,259	16,780,673
		47,633,761
MACHINERY - 0.0%
Industrial Machinery - 0.0%
Pall Corp.	3,700	183,446
PERSONAL PRODUCTS - 0.3%
Personal Products - 0.3%
Prestige Brands Holdings, Inc. (a)	138,572	1,693,350
PHARMACEUTICALS - 15.2%
Pharmaceuticals - 15.2%
Cardiome Pharma Corp. (a)	279,000	1,387,115
Columbia Laboratories, Inc. (a)(d)	260,000	743,600
Elan Corp. PLC sponsored ADR (a)	222,100	2,456,426
Eli Lilly & Co.	113,500	4,347,050
Medicis Pharmaceutical Corp. Class A	124,103	4,614,150
Merck & Co., Inc.	314,595	10,737,127
Optimer Pharmaceuticals, Inc. (a)(d)	112,454	1,189,763
Perrigo Co.	31,482	2,843,139
Pfizer, Inc.	221,488	4,261,429
Sanofi-Aventis sponsored ADR (d)	360,000	13,950,000
Shire PLC sponsored ADR	116,600	12,126,400
Valeant Pharmaceuticals International, Inc. (Canada) (d)	247,504	13,623,859

	Shares	Value
Watson Pharmaceuticals, Inc. (a)	22,300	$ 1,496,999
XenoPort, Inc. (a)	118,900	843,001
		74,620,058
PROFESSIONAL SERVICES - 0.5%
Research & Consulting Services - 0.5%
Qualicorp SA	261,000	2,439,724
SOFTWARE - 0.9%
Application Software - 0.9%
Nuance Communications, Inc. (a)	222,100	4,444,221
TOTAL COMMON STOCKS (Cost $400,332,212)		481,162,607
Convertible Preferred Stocks - 0.1%

PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (e) (Cost $562,611)	80,373	562,611
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 0.14% (b)	8,010,155	8,010,155
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	36,716,410	36,716,410
TOTAL MONEY MARKET FUNDS (Cost $44,726,565)		44,726,565
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $445,621,388)		526,451,783
NET OTHER ASSETS (LIABILITIES) - (7.1)%		(34,785,348)
NET ASSETS - 100%		$ 491,666,435
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $562,611 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 562,611
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,760
Fidelity Securities Lending Cash Central Fund	136,970
Total	$ 151,730
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 481,162,607	$ 475,552,600	$ 5,610,007	$ -
Convertible Preferred Stocks	562,611	-	-	562,611
Money Market Funds	44,726,565	44,726,565	-	-
Total Investments in Securities:	$ 526,451,783	$ 520,279,165	$ 5,610,007	$ 562,611
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	562,611
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 562,611
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.9%
Ireland	6.8%
Canada	3.2%
France	2.8%
Bailiwick of Jersey	2.5%
Germany	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $35,901,127) - See accompanying schedule: Unaffiliated issuers (cost $400,894,823)	$ 481,725,218
Fidelity Central Funds (cost $44,726,565)	44,726,565
Total Investments (cost $445,621,388)		$ 526,451,783
Receivable for investments sold		17,083,599
Receivable for fund shares sold		1,842,936
Dividends receivable		177,130
Distributions receivable from Fidelity Central Funds		6,266
Other receivables		13,596
Total assets		545,575,310

Liabilities
Payable for investments purchased	$ 13,562,285
Payable for fund shares redeemed	3,039,923
Accrued management fee	233,640
Distribution and service plan fees payable	186,071
Other affiliated payables	131,421
Other payables and accrued expenses	39,125
Collateral on securities loaned, at value	36,716,410
Total liabilities		53,908,875

Net Assets		$ 491,666,435
Net Assets consist of:
Paid in capital		$ 363,569,109
Accumulated net investment loss		(43,728)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,307,880
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,833,174
Net Assets		$ 491,666,435

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($224,703,681 ÷ 8,776,018 shares)	$ 25.60

Maximum offering price per share (100/94.25 of $25.60)	$ 27.16
Class T: Net Asset Value and redemption price per share ($123,606,030 ÷ 4,985,098 shares)	$ 24.80

Maximum offering price per share (100/96.50 of $24.80)	$ 25.70
Class B: Net Asset Value and offering price per share ($20,364,553 ÷ 879,539 shares)A	$ 23.15

Class C: Net Asset Value and offering price per share ($77,749,390 ÷ 3,364,057 shares)A	$ 23.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($45,242,781 ÷ 1,694,840 shares)	$ 26.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 3,129,981
Interest		2,132
Income from Fidelity Central Funds		151,730
Total income		3,283,843

Expenses
Management fee	$ 2,465,724
Transfer agent fees	1,289,266
Distribution and service plan fees	2,036,212
Accounting and security lending fees	176,168
Custodian fees and expenses	36,735
Independent trustees' compensation	2,425
Registration fees	69,039
Audit	53,594
Legal	2,862
Interest	331
Miscellaneous	4,716
Total expenses before reductions	6,137,072
Expense reductions	(36,903)	6,100,169
Net investment income (loss)		(2,816,326)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	84,585,715
Foreign currency transactions	(39,958)
Total net realized gain (loss)		84,545,757
Change in net unrealized appreciation (depreciation) on: Investment securities	41,590,093
Assets and liabilities in foreign currencies	7,055
Total change in net unrealized appreciation (depreciation)		41,597,148
Net gain (loss)		126,142,905
Net increase (decrease) in net assets resulting from operations		$ 123,326,579

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,816,326)	$ (2,420,957)
Net realized gain (loss)	84,545,757	38,061,892
Change in net unrealized appreciation (depreciation)	41,597,148	5,982,346
Net increase (decrease) in net assets resulting from operations	123,326,579	41,623,281
Share transactions - net increase (decrease)	(10,714,611)	(51,082,260)
Redemption fees	9,972	6,564
Total increase (decrease) in net assets	112,621,940	(9,452,415)

Net Assets
Beginning of period	379,044,495	388,496,910
End of period (including accumulated net investment loss of $43,728 and undistributed net investment income of $0, respectively)	$ 491,666,435	$ 379,044,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.01	$ 17.15	$ 19.72	$ 22.90	$ 23.77
Income from Investment Operations
Net investment income (loss) C	(.10)	(.07)	.02	(.03)	(.03)
Net realized and unrealized gain (loss)	6.69	1.93	(2.22)	(1.08)	1.91
Total from investment operations	6.59	1.86	(2.20)	(1.11)	1.88
Distributions from net realized gain	-	-	(.37)	(2.07)	(2.75)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.60	$ 19.01	$ 17.15	$ 19.72	$ 22.90
Total Return A, B	34.67%	10.85%	(11.37)%	(5.64)%	8.54%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.22%	1.23%	1.20%	1.22%
Expenses net of fee waivers, if any	1.19%	1.22%	1.23%	1.20%	1.22%
Expenses net of all reductions	1.18%	1.21%	1.23%	1.19%	1.21%
Net investment income (loss)	(.43)%	(.36)%	.11%	(.13)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,704	$ 179,586	$ 177,890	$ 220,888	$ 234,656
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.46	$ 16.69	$ 19.26	$ 22.39	$ 23.26
Income from Investment Operations
Net investment income (loss) C	(.16)	(.12)	(.02)	(.08)	(.09)
Net realized and unrealized gain (loss)	6.50	1.89	(2.18)	(1.06)	1.87
Total from investment operations	6.34	1.77	(2.20)	(1.14)	1.78
Distributions from net realized gain	-	-	(.37)	(1.99)	(2.65)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.80	$ 18.46	$ 16.69	$ 19.26	$ 22.39
Total Return A, B	34.34%	10.61%	(11.65)%	(5.86)%	8.25%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.47%	1.49%	1.46%	1.48%
Expenses net of fee waivers, if any	1.44%	1.47%	1.49%	1.46%	1.48%
Expenses net of all reductions	1.43%	1.46%	1.49%	1.45%	1.47%
Net investment income (loss)	(.69)%	(.62)%	(.15)%	(.40)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,606	$ 100,883	$ 103,772	$ 143,237	$ 186,628
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.32	$ 15.74	$ 18.27	$ 21.29	$ 22.17
Income from Investment Operations
Net investment income (loss) C	(.25)	(.20)	(.09)	(.18)	(.20)
Net realized and unrealized gain (loss)	6.08	1.78	(2.07)	(.99)	1.79
Total from investment operations	5.83	1.58	(2.16)	(1.17)	1.59
Distributions from net realized gain	-	-	(.37)	(1.85)	(2.47)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.15	$ 17.32	$ 15.74	$ 18.27	$ 21.29
Total Return A, B	33.66%	10.04%	(12.07)%	(6.30)%	7.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.97%	1.98%	1.95%	1.99%
Expenses net of fee waivers, if any	1.94%	1.97%	1.98%	1.95%	1.99%
Expenses net of all reductions	1.93%	1.96%	1.98%	1.94%	1.98%
Net investment income (loss)	(1.19)%	(1.11)%	(.64)%	(.89)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,365	$ 23,543	$ 29,381	$ 55,589	$ 113,384
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.29	$ 15.70	$ 18.23	$ 21.29	$ 22.24
Income from Investment Operations
Net investment income (loss) C	(.24)	(.19)	(.09)	(.17)	(.19)
Net realized and unrealized gain (loss)	6.06	1.78	(2.07)	(1.00)	1.79
Total from investment operations	5.82	1.59	(2.16)	(1.17)	1.60
Distributions from net realized gain	-	-	(.37)	(1.89)	(2.55)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.11	$ 17.29	$ 15.70	$ 18.23	$ 21.29
Total Return A, B	33.66%	10.13%	(12.09)%	(6.31)%	7.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.94%	1.98%	1.94%	1.94%
Expenses net of fee waivers, if any	1.90%	1.94%	1.98%	1.94%	1.94%
Expenses net of all reductions	1.89%	1.93%	1.98%	1.94%	1.93%
Net investment income (loss)	(1.15)%	(1.08)%	(.64)%	(.88)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,749	$ 60,861	$ 64,002	$ 83,133	$ 105,519
Portfolio turnover rate E	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.77	$ 17.78	$ 20.39	$ 23.62	$ 24.43
Income from Investment Operations
Net investment income (loss) B	(.03)	(.02)	.06	.03	.05
Net realized and unrealized gain (loss)	6.95	2.01	(2.30)	(1.12)	1.96
Total from investment operations	6.92	1.99	(2.24)	(1.09)	2.01
Distributions from net realized gain	-	-	(.37)	(2.14)	(2.82)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 26.69	$ 19.77	$ 17.78	$ 20.39	$ 23.62
Total Return A	35.00%	11.19%	(11.19)%	(5.36)%	8.90%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.96%	.98%	.93%	.88%
Expenses net of fee waivers, if any	.89%	.96%	.98%	.93%	.88%
Expenses net of all reductions	.88%	.95%	.98%	.92%	.87%
Net investment income (loss)	(.13)%	(.10)%	.36%	.14%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,243	$ 14,172	$ 13,452	$ 18,825	$ 22,174
Portfolio turnover rate D	125%	103%	172%	134%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 92,525,825
Gross unrealized depreciation	(12,824,408)
Net unrealized appreciation (depreciation) on securities and other investments	$ 79,701,417

Tax Cost	$ 446,750,366

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 48,436,859
Net unrealized appreciation (depreciation)	$ 79,704,196

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $537,309,093 and $549,592,335, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 520,630	$ 5,536
Class T	.25%	.25%	586,852	1,478
Class B	.75%	.25%	225,260	169,566
Class C	.75%	.25%	703,470	43,391
			$ 2,036,212	$ 219,971

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 44,219
Class T	13,313
Class B*	35,464
Class C*	2,266
$ 95,262

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 622,891.30
Class T	353,675.30
Class B	67,583.30
Class C	185,486.26
Institutional Class	59,631.25
	$ 1,289,266

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,768 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,447,400.37%		$ 331

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,443 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan,

Annual Report

8. Security Lending - continued

the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $25 from securities loaned to FCM. Total security lending income during the period amounted to $136,970.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $36,903 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	2,257,884	1,348,328	$ 55,506,569	$ 26,342,454
Shares redeemed	(2,927,010)	(2,277,034)	(69,236,135)	(43,802,733)
Net increase (decrease)	(669,126)	(928,706)	$ (13,729,566)	$ (17,460,279)
Class T
Shares sold	610,720	653,249	$ 14,273,371	$ 12,596,630
Shares redeemed	(1,090,770)	(1,405,398)	(24,737,327)	(26,754,410)
Net increase (decrease)	(480,050)	(752,149)	$ (10,463,956)	$ (14,157,780)
Class B
Shares sold	46,091	142,178	$ 1,030,863	$ 2,538,751
Shares redeemed	(525,569)	(649,613)	(10,871,447)	(11,572,231)
Net increase (decrease)	(479,478)	(507,435)	$ (9,840,584)	$ (9,033,480)
Class C
Shares sold	524,474	307,711	$ 11,843,311	$ 5,532,717
Shares redeemed	(681,222)	(862,744)	(14,258,065)	(15,167,135)
Net increase (decrease)	(156,748)	(555,033)	$ (2,414,754)	$ (9,634,418)
Institutional Class
Shares sold	1,277,086	188,384	$ 33,336,034	$ 3,842,212
Shares redeemed	(299,253)	(227,941)	(7,601,785)	(4,638,515)
Net increase (decrease)	977,833	(39,557)	$ 25,734,249	$ (796,303)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Industrials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	19.95%	7.52%	8.98%

A Prior to October 1, 2006, Fidelity Advisor Industrials Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 19.59%, 19.28%, 18.64% and 18.69%, respectively (excluding sales charges), ahead of the 17.57% gain of the MSCI® U.S. IM Industrials 25/50 Index but a bit behind the S&P 500. Versus the MSCI index, solid picks in aerospace/defense, where I favored commercial aerospace firms and underweighted defense companies, bolstered performance. Negligible exposure to the weak-performing airline industry also aided performance. A large average underweighting made Boeing the fund's top individual contributor to relative performance, as delays in bringing the company's 787 Dreamliner® aircraft to market caused its stock to underperform. That said, I thought Boeing might be due for a stretch of outperformance, given the Dreamliner's projected completion date in 2012. Consequently, I added to the fund's stake in Boeing, making it our ninth-largest holding by period end. Other contributors included rail carrier Union Pacific, which generated record second-quarter earnings, despite severe flooding in the Midwest. During the period, the company also hiked its dividend and announced a new share repurchase plan. An out-of-index position in Mills Estruturas e Servicos de Engenharia, a Brazilian company providing scaffolding and concrete forms for the construction industry, also aided performance, as did timely ownership of mining equipment manufacturer Bucyrus International, which in November 2010 received a lucrative takeover bid from Caterpillar - a deal that was completed in July. Not owning weak-performing benchmark component Delta Air Lines helped as well. Conversely, security selection in industrial machinery detracted, as did the fund's foreign holdings, despite the tail wind from a weaker U.S. dollar. At the stock level, underweighting and ultimately selling rail carrier Norfolk Southern was a mistake in light of the stock's relatively strong performance. Although I thought its shares were fully valued, the company announced better-than-expected first- and second-quarter financial results, which rallied its stock. A small out-of-index position in China-based SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems, detracted and was sold from the fund. Overweighting Ingersoll-Rand, a manufacturer of climate control and refrigeration systems, worked well until the stock fell sharply near period end - partly on concern about a slowing U.S. economy.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: During the past year, the fund's Institutional Class shares returned 19.95%, ahead of the 17.57% gain of the MSCI® U.S. IM Industrials 25/50 Index and the S&P 500. Versus the MSCI index, solid picks in aerospace/defense, where I favored commercial aerospace firms and underweighted defense companies, bolstered performance. Negligible exposure to the weak-performing airline industry also aided performance. A large average underweighting made Boeing the fund's top individual contributor to relative performance, as delays in bringing the company's 787 Dreamliner® aircraft to market caused its stock to underperform. That said, I thought Boeing might be due for a stretch of outperformance, given the Dreamliner's projected completion date in 2012. Consequently, I added to the fund's stake in Boeing, making it our ninth-largest holding by period end. Other contributors included rail carrier Union Pacific, which generated record second-quarter earnings, despite severe flooding in the Midwest. During the period, the company also hiked its dividend and announced a new share repurchase plan. An out-of-index position in Mills Estruturas e Servicos de Engenharia, a Brazilian company providing scaffolding and concrete forms for the construction industry, also aided performance, as did timely ownership of mining equipment manufacturer Bucyrus International, which in November 2010 received a lucrative takeover bid from Caterpillar - a deal that was completed in July. Not owning weak-performing benchmark component Delta Air Lines helped as well. Conversely, security selection in industrial machinery detracted, as did the fund's foreign holdings, despite the tail wind from a weaker U.S. dollar. At the stock level, underweighting and ultimately selling rail carrier Norfolk Southern was a mistake in light of the stock's relatively strong performance. Although I thought its shares were fully valued, the company announced better-than-expected first- and second-quarter financial results, which rallied its stock. A small out-of-index position in China-based SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems, detracted and was sold from the fund. Overweighting Ingersoll-Rand, a manufacturer of climate control and refrigeration systems, worked well until the stock fell sharply near period end - partly on concern about a slowing U.S. economy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 962.20	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.37%
Actual		$ 1,000.00	$ 960.90	$ 6.66
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.85
Class B	1.92%
Actual		$ 1,000.00	$ 958.10	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.87%
Actual		$ 1,000.00	$ 958.60	$ 9.08
HypotheticalA		$ 1,000.00	$ 1,015.52	$ 9.35
Institutional Class	.83%
Actual		$ 1,000.00	$ 963.50	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.5	13.6
United Technologies Corp.	6.0	5.5
Union Pacific Corp.	5.0	3.6
Emerson Electric Co.	3.7	3.4
Danaher Corp.	3.7	2.6
Cummins, Inc.	3.3	2.0
Honeywell International, Inc.	3.2	3.0
Ingersoll-Rand Co. Ltd.	3.1	2.1
The Boeing Co.	2.9	2.3
Tyco International Ltd.	2.5	1.0
	46.9
Top Industries (% of fund's net assets)
As of July 31, 2011
Aerospace & Defense	21.9%
Industrial Conglomerates	21.8%
Machinery	16.7%
Electrical Equipment	11.8%
Construction & Engineering	6.9%
All Others*	20.9%

As of January 31, 2011
Machinery	20.2%
Industrial Conglomerates	19.5%
Aerospace & Defense	18.7%
Electrical Equipment	10.2%
Road & Rail	7.5%
All Others*	23.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Industrials Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AEROSPACE & DEFENSE - 21.9%
Aerospace & Defense - 21.9%
Esterline Technologies Corp. (a)	57,717	$ 4,407,847
GeoEye, Inc. (a)	46,916	1,874,763
Goodrich Corp.	78,500	7,468,490
Honeywell International, Inc.	281,495	14,947,385
MTU Aero Engines Holdings AG	16,274	1,205,175
Precision Castparts Corp.	50,014	8,071,259
Rockwell Collins, Inc.	133,497	7,354,350
Textron, Inc.	514,599	11,902,675
The Boeing Co.	194,284	13,691,193
TransDigm Group, Inc. (a)	39,587	3,565,601
United Technologies Corp.	342,886	28,404,676
		102,893,414
AIR FREIGHT & LOGISTICS - 0.8%
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	54,146	3,915,297
AIRLINES - 0.5%
Airlines - 0.5%
Copa Holdings SA Class A	38,000	2,493,180
AUTO COMPONENTS - 0.5%
Auto Parts & Equipment - 0.5%
TRW Automotive Holdings Corp. (a)	45,980	2,320,611
BUILDING PRODUCTS - 3.2%
Building Products - 3.2%
A.O. Smith Corp.	68,101	2,824,148
Armstrong World Industries, Inc.	63,500	2,508,250
Lennox International, Inc.	71,900	2,658,862
Owens Corning (a)	151,261	5,381,866
Quanex Building Products Corp.	94,727	1,484,372
		14,857,498
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Diversified Support Services - 0.6%
Ritchie Brothers Auctioneers, Inc. (d)	92,900	2,544,531
Environmental & Facility Services - 1.6%
Republic Services, Inc.	264,832	7,688,073
Office Services & Supplies - 0.4%
Mine Safety Appliances Co.	58,930	2,010,692
Security & Alarm Services - 0.5%
The Geo Group, Inc. (a)	100,641	2,093,333
TOTAL COMMERCIAL SERVICES & SUPPLIES		14,336,629
CONSTRUCTION & ENGINEERING - 6.9%
Construction & Engineering - 6.9%
AECOM Technology Corp. (a)	94,100	2,328,034
Aveng Ltd.	25,100	134,413
Dycom Industries, Inc. (a)	92,300	1,572,792
EMCOR Group, Inc. (a)	202,899	5,664,940

	Shares	Value
Fluor Corp.	89,060	$ 5,657,982
Foster Wheeler AG (a)	212,731	5,765,010
Jacobs Engineering Group, Inc. (a)	102,301	4,004,061
MYR Group, Inc. (a)	40,659	987,607
Quanta Services, Inc. (a)	201,000	3,722,520
SNC-Lavalin Group, Inc.	44,600	2,521,296
		32,358,655
ELECTRICAL EQUIPMENT - 11.6%
Electrical Components & Equipment - 10.7%
AMETEK, Inc.	112,500	4,781,250
Cooper Industries PLC Class A	103,823	5,430,981
Emerson Electric Co.	358,429	17,595,280
GrafTech International Ltd. (a)	361,000	6,952,860
Polypore International, Inc. (a)	26,300	1,788,400
Prysmian SpA	309,376	5,738,842
Regal-Beloit Corp.	43,912	2,662,385
Roper Industries, Inc.	61,400	5,012,082
		49,962,080
Heavy Electrical Equipment - 0.9%
Alstom SA	82,064	4,333,917
TOTAL ELECTRICAL EQUIPMENT		54,295,997
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Dresser-Rand Group, Inc. (a)	44,052	2,353,258
INDUSTRIAL CONGLOMERATES - 21.8%
Industrial Conglomerates - 21.8%
3M Co.	52,820	4,602,735
Carlisle Companies, Inc.	83,593	3,613,725
Danaher Corp.	354,282	17,398,789
General Electric Co.	3,529,350	63,210,657
Koninklijke Philips Electronics NV	66,500	1,651,637
Tyco International Ltd.	270,014	11,958,920
		102,436,463
MACHINERY - 16.7%
Construction & Farm Machinery & Heavy Trucks - 6.5%
Caterpillar, Inc.	47,394	4,682,053
Cummins, Inc.	145,524	15,262,557
Fiat Industrial SpA (a)	380,900	5,037,861
Jain Irrigation Systems Ltd.	987,235	3,889,987
Sauer-Danfoss, Inc. (a)	32,200	1,529,500
		30,401,958
Industrial Machinery - 10.2%
Actuant Corp. Class A	134,860	3,332,391
Charter International PLC	271,031	3,559,396
Flowserve Corp.	65,100	6,469,638
Graco, Inc.	72,800	3,198,104
Ingersoll-Rand Co. Ltd.	385,641	14,430,686
Nordson Corp.	6,300	321,489
Pall Corp.	85,113	4,219,903
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
SPX Corp.	70,300	$ 5,289,372
Stanley Black & Decker, Inc.	65,826	4,329,376
TriMas Corp. (a)	16,847	403,823
Weg SA	233,600	2,529,964
		48,084,142
TOTAL MACHINERY		78,486,100
PROFESSIONAL SERVICES - 2.9%
Human Resource & Employment Services - 1.3%
Kforce, Inc. (a)	75,200	1,036,256
Towers Watson & Co.	79,300	4,849,195
		5,885,451
Research & Consulting Services - 1.6%
Bureau Veritas SA	32,600	2,665,271
IHS, Inc. Class A (a)	67,761	4,993,308
		7,658,579
TOTAL PROFESSIONAL SERVICES		13,544,030
ROAD & RAIL - 5.7%
Railroads - 5.7%
Kansas City Southern (a)	50,631	3,004,950
Union Pacific Corp.	229,749	23,544,678
		26,549,628
TRADING COMPANIES & DISTRIBUTORS - 2.5%
Trading Companies & Distributors - 2.5%
Barloworld Ltd.	106,200	1,025,204
Beacon Roofing Supply, Inc. (a)	61,700	1,319,146
Mills Estruturas e Servicos de Engenharia SA	268,200	3,630,866
Rush Enterprises, Inc. Class A (a)	202,658	4,051,133
WESCO International, Inc. (a)	38,301	1,941,478
		11,967,827
TOTAL COMMON STOCKS (Cost $439,534,849)		462,808,587
Nonconvertible Preferred Stocks - 0.9%

AUTOMOBILES - 0.9%
Automobile Manufacturers - 0.9%
Volkswagen AG (Cost $4,009,213)	20,900	4,187,707
Convertible Bonds - 0.2%
	Principal Amount	Value
ELECTRICAL EQUIPMENT - 0.2%
Electrical Components & Equipment - 0.2%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $1,041,431)	$ 1,041,431	$ 1,041,431
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	4,165,237	4,165,237
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,598,400	2,598,400
TOTAL MONEY MARKET FUNDS (Cost $6,763,637)		6,763,637
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $451,349,130)		474,801,362
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(5,558,497)
NET ASSETS - 100%		$ 469,242,865
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,041,431 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,041,431
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,060
Fidelity Securities Lending Cash Central Fund	41,246
Total	$ 53,306
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 462,808,587	$ 461,156,950	$ 1,651,637	$ -
Nonconvertible Preferred Stocks	4,187,707	4,187,707	-	-
Convertible Bonds	1,041,431	-	1,041,431	-
Money Market Funds	6,763,637	6,763,637	-	-
Total Investments in Securities:	$ 474,801,362	$ 472,108,294	$ 2,693,068	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.0%
Ireland	4.3%
Switzerland	3.7%
Italy	2.3%
France	1.5%
Brazil	1.3%
Germany	1.2%
Canada	1.2%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $2,541,792) - See accompanying schedule: Unaffiliated issuers (cost $444,585,493)	$ 468,037,725
Fidelity Central Funds (cost $6,763,637)	6,763,637
Total Investments (cost $451,349,130)		$ 474,801,362
Receivable for investments sold		7,292,943
Receivable for fund shares sold		680,496
Dividends receivable		171,703
Interest receivable		10,646
Distributions receivable from Fidelity Central Funds		7,550
Other receivables		11,005
Total assets		482,975,705

Liabilities
Payable for investments purchased	$ 6,785,635
Payable for fund shares redeemed	3,793,352
Accrued management fee	232,477
Distribution and service plan fees payable	172,000
Other affiliated payables	113,992
Other payables and accrued expenses	36,984
Collateral on securities loaned, at value	2,598,400
Total liabilities		13,732,840

Net Assets		$ 469,242,865
Net Assets consist of:
Paid in capital		$ 443,517,457
Undistributed net investment income		259,179
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,012,035
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,454,194
Net Assets		$ 469,242,865
Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($228,106,178 ÷ 8,864,567 shares)	$ 25.73

Maximum offering price per share (100/94.25 of $25.73)	$ 27.30
Class T: Net Asset Value and redemption price per share ($71,541,725 ÷ 2,823,860 shares)	$ 25.33

Maximum offering price per share (100/96.50 of $25.33)	$ 26.25
Class B: Net Asset Value and offering price per share ($28,599,695 ÷ 1,191,983 shares)A	$ 23.99

Class C: Net Asset Value and offering price per share ($72,672,551 ÷ 3,018,743 shares)A	$ 24.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,322,716 ÷ 2,559,887 shares)	$ 26.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 6,412,124
Interest		10,646
Income from Fidelity Central Funds		53,306
Total income		6,476,076

Expenses
Management fee	$ 2,436,634
Transfer agent fees	1,068,699
Distribution and service plan fees	1,862,045
Accounting and security lending fees	170,298
Custodian fees and expenses	35,005
Independent trustees' compensation	2,254
Registration fees	83,683
Audit	46,289
Legal	1,536
Miscellaneous	4,328
Total expenses before reductions	5,710,771
Expense reductions	(26,364)	5,684,407
Net investment income (loss)		791,669
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,894,214
Foreign currency transactions	(74,490)
Total net realized gain (loss)		55,819,724
Change in net unrealized appreciation (depreciation) on: Investment securities	3,561,922
Assets and liabilities in foreign currencies	1,573
Total change in net unrealized appreciation (depreciation)		3,563,495
Net gain (loss)		59,383,219
Net increase (decrease) in net assets resulting from operations		$ 60,174,888

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 791,669	$ 292,700
Net realized gain (loss)	55,819,724	53,593,720
Change in net unrealized appreciation (depreciation)	3,563,495	14,761,999
Net increase (decrease) in net assets resulting from operations	60,174,888	68,648,419
Distributions to shareholders from net investment income	(328,907)	(658,116)
Share transactions - net increase (decrease)	75,767,831	10,867,809
Redemption fees	11,341	9,545
Total increase (decrease) in net assets	135,625,153	78,867,657

Net Assets
Beginning of period	333,617,712	254,750,055
End of period (including undistributed net investment income of $259,179 and distributions in excess of net investment income of $71,000, respectively)	$ 469,242,865	$ 333,617,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.54	$ 16.87	$ 21.97	$ 25.49	$ 22.16
Income from Investment Operations
Net investment income (loss) C	.09	.06	.13	.11	.09
Net realized and unrealized gain (loss)	4.13	4.68	(5.08)	(1.17)	5.11
Total from investment operations	4.22	4.74	(4.95)	(1.06)	5.20
Distributions from net investment income	(.03)	(.07)	(.13)	-	(.06)
Distributions from net realized gain	-	-	(.02)	(2.46)	(1.81)
Total distributions	(.03)	(.07)	(.15)	(2.46)	(1.87)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.73	$ 21.54	$ 16.87	$ 21.97	$ 25.49
Total Return A, B	19.59%	28.13%	(22.49)%	(4.71)%	25.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.13%	1.18%	1.23%	1.17%	1.21%
Expenses net of fee waivers, if any	1.13%	1.18%	1.23%	1.17%	1.21%
Expenses net of all reductions	1.13%	1.17%	1.23%	1.16%	1.21%
Net investment income (loss)	.36%	.31%	.89%	.46%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 228,106	$ 165,029	$ 130,860	$ 188,859	$ 157,451
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.24	$ 16.64	$ 21.67	$ 25.17	$ 21.86
Income from Investment Operations
Net investment income (loss) C	.03	.01	.10	.05	.03
Net realized and unrealized gain (loss)	4.07	4.61	(5.03)	(1.15)	5.05
Total from investment operations	4.10	4.62	(4.93)	(1.10)	5.08
Distributions from net investment income	(.01)	(.02)	(.08)	-	(.03)
Distributions from net realized gain	-	-	(.02)	(2.40)	(1.74)
Total distributions	(.01)	(.02)	(.10)	(2.40)	(1.77)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.33	$ 21.24	$ 16.64	$ 21.67	$ 25.17
Total Return A, B	19.28%	27.80%	(22.68)%	(4.96)%	24.82%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.44%	1.48%	1.41%	1.46%
Expenses net of fee waivers, if any	1.39%	1.44%	1.48%	1.41%	1.46%
Expenses net of all reductions	1.38%	1.43%	1.48%	1.41%	1.46%
Net investment income (loss)	.10%	.06%	.63%	.21%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,542	$ 58,202	$ 48,054	$ 85,025	$ 75,530
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.90	$ 20.74	$ 24.19	$ 21.02
Income from Investment Operations
Net investment income (loss) C	(.11)	(.09)	.02	(.07)	(.09)
Net realized and unrealized gain (loss)	3.88	4.41	(4.82)	(1.10)	4.87
Total from investment operations	3.77	4.32	(4.80)	(1.17)	4.78
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	-	-	-	(2.28)	(1.61)
Total distributions	-	-	(.04)	(2.28)	(1.61)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.99	$ 20.22	$ 15.90	$ 20.74	$ 24.19
Total Return A, B	18.64%	27.17%	(23.10)%	(5.46)%	24.18%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.97%	1.98%	1.95%	2.00%
Expenses net of fee waivers, if any	1.93%	1.97%	1.98%	1.95%	2.00%
Expenses net of all reductions	1.93%	1.97%	1.98%	1.95%	2.00%
Net investment income (loss)	(.44)%	(.48)%	.13%	(.33)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,600	$ 29,048	$ 25,212	$ 39,989	$ 44,330
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.28	$ 15.94	$ 20.79	$ 24.26	$ 21.16
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08)	.02	(.06)	(.08)
Net realized and unrealized gain (loss)	3.88	4.42	(4.83)	(1.11)	4.88
Total from investment operations	3.79	4.34	(4.81)	(1.17)	4.80
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	-	-	-	(2.30)	(1.70)
Total distributions	-	-	(.04)	(2.30)	(1.70)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.07	$ 20.28	$ 15.94	$ 20.79	$ 24.26
Total Return A, B	18.69%	27.23%	(23.09)%	(5.44)%	24.25%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.93%	1.98%	1.91%	1.94%
Expenses net of fee waivers, if any	1.89%	1.93%	1.98%	1.91%	1.94%
Expenses net of all reductions	1.88%	1.92%	1.98%	1.90%	1.94%
Net investment income (loss)	(.40)%	(.43)%	.14%	(.28)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,673	$ 51,760	$ 37,862	$ 57,742	$ 57,862
Portfolio turnover rate E	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 22.30	$ 17.45	$ 22.72	$ 26.26	$ 22.77
Income from Investment Operations
Net investment income (loss) B	.17	.13	.19	.18	.16
Net realized and unrealized gain (loss)	4.28	4.83	(5.27)	(1.19)	5.27
Total from investment operations	4.45	4.96	(5.08)	(1.01)	5.43
Distributions from net investment income	(.06)	(.11)	(.17)	-	(.13)
Distributions from net realized gain	-	-	(.02)	(2.53)	(1.81)
Total distributions	(.06)	(.11)	(.19)	(2.53)	(1.94)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 26.69	$ 22.30	$ 17.45	$ 22.72	$ 26.26
Total Return A	19.95%	28.52%	(22.31)%	(4.40)%	25.53%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.89%	.96%	.88%	.92%
Expenses net of fee waivers, if any	.85%	.89%	.96%	.88%	.92%
Expenses net of all reductions	.84%	.88%	.95%	.87%	.91%
Net investment income (loss)	.65%	.61%	1.16%	.75%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,323	$ 29,578	$ 12,762	$ 33,642	$ 19,498
Portfolio turnover rate D	75%	110%	135%	91%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 42,394,926
Gross unrealized depreciation	(21,141,559)
Net unrealized appreciation (depreciation) on securities and other investments	$ 21,253,367

Tax Cost	$ 453,547,995

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 259,182
Undistributed long-term capital gain	$ 4,210,899
Net unrealized appreciation (depreciation)	$ 21,255,329

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 328,907	$ 658,116

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $399,813,106 and $323,316,491, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 537,691	$ 9,245
Class T	.25%	.25%	348,344	862
Class B	.75%	.25%	309,966	232,697
Class C	.75%	.25%	666,044	157,445
			$ 1,862,045	$ 400,249

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 122,726
Class T	14,170
Class B*	58,342
Class C*	8,458
$ 203,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 526,436.25
Class T	172,939.25
Class B	91,737.30
Class C	163,663.25
Institutional Class	113,924.21
	$ 1,068,699

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,279 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,389 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41,246. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,364 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 235,263	$ 508,657
Class T	13,200	67,522
Institutional Class	80,444	81,937
Total	$ 328,907	$ 658,116

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	3,645,278	2,293,002	$ 95,442,701	$ 46,751,968
Reinvestment of distributions	8,108	24,478	205,122	465,084
Shares redeemed	(2,451,683)	(2,413,077)	(63,502,279)	(48,350,817)
Net increase (decrease)	1,201,703	(95,597)	$ 32,145,544	$ (1,133,765)
Class T
Shares sold	757,485	640,220	$ 19,402,949	$ 12,504,319
Reinvestment of distributions	500	3,441	12,596	64,976
Shares redeemed	(674,809)	(791,417)	(16,619,027)	(15,762,597)
Net increase (decrease)	83,176	(147,756)	$ 2,796,518	$ (3,193,302)
Class B
Shares sold	89,875	230,669	$ 2,150,821	$ 4,429,240
Reinvestment of distributions	-	-	-	-
Shares redeemed	(334,639)	(379,173)	(7,838,637)	(7,171,787)
Net increase (decrease)	(244,764)	(148,504)	$ (5,687,816)	$ (2,742,547)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class C
Shares sold	1,054,416	965,412	$ 25,772,946	$ 18,697,081
Reinvestment of distributions	-	-	-	-
Shares redeemed	(588,462)	(787,460)	(13,948,935)	(14,785,582)
Net increase (decrease)	465,954	177,952	$ 11,824,011	$ 3,911,499
Institutional Class
Shares sold	2,320,182	1,199,584	$ 63,208,570	$ 26,360,020
Reinvestment of distributions	2,269	3,299	59,382	64,789
Shares redeemed	(1,089,149)	(607,717)	(28,578,378)	(12,398,885)
Net increase (decrease)	1,233,302	595,166	$ 34,689,574	$ 14,025,924

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	27.18%	10.35%	4.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Technology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 26.78%, 26.46%, 25.87% and 25.87%, respectively (excluding sales charges), handily beating the 20.21% advance of the MSCI® U.S. IM Information Technology 25/50 Index and the S&P 500. Versus the MSCI index, stock picking in a number of groups, most notably communications equipment, semiconductors and systems software, was the main driver of the fund's outperformance. Elsewhere, security selection added value in computer hardware, although the benefit was tempered to some extent by underweighting the strong-performing group. Out-of-index representation in Internet retail was helpful as well. At the stock level, underweighting three weak-performing index heavyweights accounted for a lot of the fund's outperformance: networking equipment maker Cisco Systems, computer/printer provider Hewlett-Packard and software giant Microsoft. I'll also mention two out-of-benchmark positions that did well for the fund. Internet retailer Amazon.com continued to dominate its primary niche and enjoyed rapid growth in its Amazon Web Services segment. Meanwhile, Taiwan-based HTC was one of the beneficiaries of the surging popularity of smartphones incorporating Google's AndroidTM operating system. In absolute terms, computer/consumer electronics maker Apple - the fund's largest holding during the period - was a heavy hitter, adding more than six percentage points to performance. Conversely, a large underweighting and unrewarding stock selection in IT consulting/other services detracted from relative performance. The main problem there was the fund's negligible stake in major index constituent International Business Machines, whose stock gained more than 40% during the period. Underweighting enterprise software provider Oracle also worked against the fund, given the stock's strong advance. Additionally, our results were hampered by a small out-of-benchmark position in Longtop Financial Technologies, a China-based company whose stock stopped trading in May, when it appeared the company had misrepresented its financial condition.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: For the year, the fund's Institutional Class shares returned 27.18%, handily beating the 20.21% advance of the MSCI® U.S. IM Information Technology 25/50 Index and the S&P 500. Versus the MSCI index, stock picking in a number of groups, most notably communications equipment, semiconductors and systems software, was the main driver of the fund's outperformance. Elsewhere, security selection added value in computer hardware, although the benefit was tempered to some extent by underweighting the strong-performing group. Out-of-index representation in Internet retail was helpful as well. At the stock level, underweighting three weak-performing index heavyweights accounted for a lot of the fund's outperformance: networking equipment maker Cisco Systems, computer/printer provider Hewlett-Packard and software giant Microsoft. I'll also mention two out-of-benchmark positions that did well for the fund. Internet retailer Amazon.com continued to dominate its primary niche and enjoyed rapid growth in its Amazon Web Services segment. Meanwhile, Taiwan-based HTC was one of the beneficiaries of the surging popularity of smartphones incorporating Google's AndroidTM operating system. In absolute terms, computer/consumer electronics maker Apple - the fund's largest holding during the period - was a heavy hitter, adding more than six percentage points to performance. Conversely, a large underweighting and unrewarding stock selection in IT consulting/other services detracted from relative performance. The main problem there was the fund's negligible stake in major index constituent International Business Machines, whose stock gained more than 40% during the period. Underweighting enterprise software provider Oracle also worked against the fund, given the stock's strong advance. Additionally, our results were hampered by a small out-of-benchmark position in Longtop Financial Technologies, a China-based company whose stock stopped trading in May, when it appeared the company had misrepresented its financial condition.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 964.00	$ 5.70
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.41%
Actual		$ 1,000.00	$ 962.80	$ 6.86
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class B	1.92%
Actual		$ 1,000.00	$ 960.60	$ 9.33
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.91%
Actual		$ 1,000.00	$ 960.40	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class	.86%
Actual		$ 1,000.00	$ 965.80	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.0	13.7
Google, Inc. Class A	6.0	6.3
Oracle Corp.	5.9	4.7
salesforce.com, Inc.	3.6	1.5
Microsoft Corp.	3.3	1.0
SanDisk Corp.	2.8	0.7
Amazon.com, Inc.	2.3	0.1
Accenture PLC Class A	2.3	1.8
EMC Corp.	2.0	2.3
Cognizant Technology Solutions Corp. Class A	1.9	1.4
	41.1
Top Industries (% of fund's net assets)
As of July 31, 2011
Software	29.1%
Computers & Peripherals	17.9%
Semiconductors & Semiconductor Equipment	13.7%
Internet Software & Services	12.3%
IT Services	8.5%
All Others*	18.5%

As of January 31, 2011
Software	21.2%
Computers & Peripherals	20.5%
Semiconductors & Semiconductor Equipment	15.8%
Internet Software & Services	10.8%
Communications Equipment	10.4%
All Others*	21.3%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Technology Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
AUTOMOBILES - 0.0%
Automobile Manufacturers - 0.0%
Tesla Motors, Inc. (a)	12,300	$ 346,491
BUILDING PRODUCTS - 0.0%
Building Products - 0.0%
Asahi Glass Co. Ltd.	7,000	81,219
CHEMICALS - 0.0%
Commodity Chemicals - 0.0%
STR Holdings, Inc. (a)(d)	14,023	192,956
COMMUNICATIONS EQUIPMENT - 4.3%
Communications Equipment - 4.3%
Acme Packet, Inc. (a)	12,352	727,780
Alcatel-Lucent SA sponsored ADR (a)	158,796	643,124
Aruba Networks, Inc. (a)	32,700	750,465
Brocade Communications Systems, Inc. (a)	255,193	1,398,458
China Wireless Technologies Ltd.	208,000	44,569
Ciena Corp. (a)(d)	274,949	4,250,712
Cisco Systems, Inc.	75,685	1,208,689
DG FastChannel, Inc. (a)	31,179	881,119
Emulex Corp. (a)	5,400	45,630
Finisar Corp. (a)	132,897	2,264,565
HTC Corp.	2,015	59,864
Infinera Corp. (a)	70,900	455,887
JDS Uniphase Corp. (a)	5,169	67,972
Juniper Networks, Inc. (a)	5,398	126,259
Motorola Mobility Holdings, Inc.	81,690	1,828,222
NETGEAR, Inc. (a)	49,709	1,635,923
Oclaro, Inc. (a)	113,722	534,493
Polycom, Inc. (a)	247,906	6,700,899
QUALCOMM, Inc.	34,762	1,904,262
Riverbed Technology, Inc. (a)	43,270	1,238,820
Sandvine Corp. (a)	751,600	1,659,497
Sandvine Corp. (U.K.) (a)	554,200	1,241,352
Sonus Networks, Inc. (a)	29,060	86,018
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	246,541	3,081,763
ZTE Corp. (H Shares)	19,920	62,236
		32,898,578
COMPUTERS & PERIPHERALS - 17.9%
Computer Hardware - 11.4%
Advantech Co. Ltd.	87,000	293,715
Apple, Inc. (a)	216,834	84,669,334
Foxconn Technology Co. Ltd.	171,000	787,500
Hewlett-Packard Co.	21,197	745,287
Stratasys, Inc. (a)(d)	56,775	1,447,763
		87,943,599
Computer Storage & Peripherals - 6.5%
Catcher Technology Co. Ltd.	251,000	2,190,166
EMC Corp. (a)	599,540	15,636,003

	Shares	Value
Gemalto NV	45,257	$ 2,161,190
Imagination Technologies Group PLC (a)	173,800	1,133,252
NetApp, Inc. (a)	136,438	6,483,534
SanDisk Corp. (a)	510,032	21,691,661
Seagate Technology	5,102	70,867
Smart Technologies, Inc. Class A (a)	26,500	154,760
Western Digital Corp. (a)	2,369	81,636
		49,603,069
TOTAL COMPUTERS & PERIPHERALS		137,546,668
CONSUMER FINANCE - 0.1%
Consumer Finance - 0.1%
Discover Financial Services	40,000	1,024,400
DIVERSIFIED CONSUMER SERVICES - 1.3%
Education Services - 1.3%
Educomp Solutions Ltd.	16,123	126,001
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	80,409	10,270,642
		10,396,643
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
A123 Systems, Inc. (a)(d)	2,200	11,286
Acuity Brands, Inc.	1,582	77,028
		88,314
ELECTRONIC EQUIPMENT & COMPONENTS - 2.4%
Electronic Components - 0.8%
Aeroflex Holding Corp.	12,754	182,382
Amphenol Corp. Class A	1,400	68,446
AU Optronics Corp. sponsored ADR (a)	26,814	147,745
Cando Corp. (a)	1,462,895	987,758
Chimei Innolux Corp. (a)	16,000	8,560
Corning, Inc.	4,622	73,536
J Touch Corp.	32,750	82,215
LG Display Co. Ltd. sponsored ADR	28,532	366,351
Omron Corp.	17,500	493,633
Universal Display Corp. (a)(d)	124,110	3,712,130
Vishay Intertechnology, Inc. (a)	26,704	367,714
		6,490,470
Electronic Equipment & Instruments - 0.4%
Chroma ATE, Inc.	485,683	1,219,253
Itron, Inc. (a)	8,068	347,247
Keyence Corp.	1,600	452,569
SFA Engineering Corp.	7,452	457,313
SNU Precision Co. Ltd.	33,961	430,029
Test Research, Inc.	285,155	431,485
		3,337,896
Electronic Manufacturing Services - 0.3%
Benchmark Electronics, Inc. (a)	1,200	17,580
Flextronics International Ltd. (a)	62,700	404,415
IPG Photonics Corp. (a)	2,200	132,418
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Manufacturing Services - continued
Jabil Circuit, Inc.	23,602	$ 432,153
KEMET Corp. (a)	27,549	336,098
Multi-Fineline Electronix, Inc. (a)	2,289	46,490
TE Connectivity Ltd.	6,400	220,352
Trimble Navigation Ltd. (a)	10,347	368,146
		1,957,652
Technology Distributors - 0.9%
Anixter International, Inc.	1,235	77,089
Arrow Electronics, Inc. (a)	83,700	2,908,575
Avnet, Inc. (a)	38,100	1,116,330
Digital China Holdings Ltd. (H Shares)	1,210,000	2,064,846
VST Holdings Ltd. (a)	2,000,000	508,096
WPG Holding Co. Ltd.	204,565	341,414
		7,016,350
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		18,802,368
HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
Health Care Equipment - 0.3%
Biosensors International Group Ltd. (a)	1,805,000	2,046,111
China Kanghui Holdings sponsored ADR (a)(d)	9,000	196,110
China Medical Technologies, Inc. sponsored ADR (a)(d)	1,900	12,578
Microport Scientific Corp.	158,000	94,267
Mingyuan Medicare Development Co. Ltd.	270,000	16,975
		2,366,041
Health Care Supplies - 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,728,000	2,363,479
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		4,729,520
HEALTH CARE TECHNOLOGY - 0.2%
Health Care Technology - 0.2%
athenahealth, Inc. (a)	600	35,274
So-net M3, Inc.	128	1,159,176
		1,194,450
HOTELS, RESTAURANTS & LEISURE - 1.2%
Hotels, Resorts & Cruise Lines - 1.2%
Ctrip.com International Ltd. sponsored ADR (a)	194,500	8,966,450
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.0%
Skyworth Digital Holdings Ltd.	640,764	412,717

	Shares	Value
Household Appliances - 0.2%
Haier Electronics Group Co. Ltd. (a)	607,000	$ 739,104
Techtronic Industries Co. Ltd.	680,500	710,728
		1,449,832
TOTAL HOUSEHOLD DURABLES		1,862,549
INTERNET & CATALOG RETAIL - 2.7%
Internet Retail - 2.7%
Amazon.com, Inc. (a)	78,254	17,413,080
E-Commerce China Dangdang, Inc. ADR	260	2,938
MakeMyTrip Ltd. (d)	8,300	184,426
Priceline.com, Inc. (a)	2,503	1,345,738
Rakuten, Inc.	1,643	1,671,499
		20,617,681
INTERNET SOFTWARE & SERVICES - 12.3%
Internet Software & Services - 12.3%
21Vianet Group, Inc. ADR (d)	27,900	366,885
Akamai Technologies, Inc. (a)	38,400	930,048
Alibaba.com Ltd.	509,000	709,248
Baidu.com, Inc. sponsored ADR (a)	10,241	1,608,554
Bankrate, Inc. (d)	67,500	1,234,575
China Finance Online Co. Ltd. ADR (a)	86,946	278,227
ChinaCache International Holdings Ltd. sponsored ADR (d)	8,500	65,365
Cornerstone Ondemand, Inc.	27,700	454,280
DealerTrack Holdings, Inc. (a)	12,300	285,237
DeNA Co. Ltd.	39,300	1,963,341
eBay, Inc. (a)	348,226	11,404,402
Facebook, Inc. Class B (a)(f)	37,876	946,900
Google, Inc. Class A (a)	77,068	46,525,181
IntraLinks Holdings, Inc.	4,490	68,607
Kakaku.com, Inc.	36,400	1,440,109
LinkedIn Corp. (a)	1,400	141,442
LogMeIn, Inc. (a)	57,600	2,047,680
Mail.ru Group Ltd. GDR (a)(e)	1,800	64,296
Mercadolibre, Inc.	35,434	2,814,168
Open Text Corp. (a)	1,700	114,751
OpenTable, Inc. (a)	1,147	81,276
Opera Software ASA	90,000	580,009
Phoenix New Media Ltd. ADR (d)	75,044	768,451
Qihoo 360 Technology Co. Ltd. ADR (d)	3,600	82,980
Rackspace Hosting, Inc. (a)	104,988	4,199,520
Renren, Inc. ADR (d)	5,900	63,897
Responsys, Inc.	1,500	21,855
RightNow Technologies, Inc. (a)	15,065	511,306
SINA Corp. (a)(d)	58,615	6,335,695
Sohu.com, Inc. (a)	29,800	2,684,980
SouFun Holdings Ltd. ADR (d)	20,960	435,968
Velti PLC (a)	50,436	832,698
VeriSign, Inc.	80,900	2,524,889
VistaPrint Ltd. (a)	9,217	246,094
Vocus, Inc. (a)	14,700	419,979
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
XO Group, Inc. (a)	5,200	$ 48,620
Yahoo!, Inc. (a)	117,400	1,537,940
YouKu.com, Inc. ADR (a)	2,129	78,581
		94,918,034
IT SERVICES - 8.5%
Data Processing & Outsourced Services - 2.9%
DST Systems, Inc.	8,904	455,796
Fidelity National Information Services, Inc.	140,263	4,210,695
Fiserv, Inc. (a)	94,205	5,686,214
MasterCard, Inc. Class A	30,430	9,227,898
Paychex, Inc.	25,463	718,820
Syntel, Inc.	7,600	417,772
Visa, Inc. Class A	17,872	1,528,771
		22,245,966
IT Consulting & Other Services - 5.6%
Accenture PLC Class A	293,179	17,338,606
Atos Origin SA (d)	41,984	2,318,882
Camelot Information Systems, Inc. ADR	27,000	317,250
Cognizant Technology Solutions Corp. Class A (a)	209,741	14,654,604
Digital Garage, Inc. (a)(d)	39	130,785
hiSoft Technology International Ltd. ADR (a)	11,117	154,193
International Business Machines Corp.	12,821	2,331,499
Sapient Corp. (a)	53,100	739,152
Teradata Corp. (a)	99,167	5,450,218
		43,435,189
TOTAL IT SERVICES		65,681,155
LEISURE EQUIPMENT & PRODUCTS - 0.0%
Photographic Products - 0.0%
Eastman Kodak Co. (a)(d)	77,700	186,480
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc. (a)	2,100	88,536
Illumina, Inc. (a)	13,800	861,810
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	16,025	249,670
		1,200,016
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Fanuc Corp.	5,600	1,063,029
HIWIN Technologies Corp.	13,390	161,811
Mirle Automation Corp.	376,950	387,653
Sunpower Group Ltd.	1,280,000	361,417
		1,973,910

	Shares	Value
MEDIA - 1.5%
Advertising - 1.0%
Dentsu, Inc.	47,800	$ 1,495,516
Focus Media Holding Ltd. ADR (a)(d)	120,380	3,959,298
ReachLocal, Inc. (a)(d)	129,213	2,350,384
		7,805,198
Cable & Satellite - 0.4%
DISH Network Corp. Class A (a)	71,200	2,109,656
Virgin Media, Inc.	40,700	1,076,922
		3,186,578
Movies & Entertainment - 0.1%
IMAX Corp. (a)	23,730	449,921
TOTAL MEDIA		11,441,697
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	5,600	2,052
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	8,333	77,747
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holding Ltd.	671,600	647,145
PROFESSIONAL SERVICES - 0.1%
Human Resource & Employment Services - 0.1%
51job, Inc. sponsored ADR (a)	8,400	554,820
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
China Real Estate Information Corp. ADR (a)(d)	82,149	532,326
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.7%
Semiconductor Equipment - 2.5%
Advanced Energy Industries, Inc. (a)	5,757	61,082
Amkor Technology, Inc. (a)	26,109	139,161
Asia Pacific Systems, Inc. (a)	22,456	345,051
ASM International NV unit	12,900	366,618
ASM Pacific Technology Ltd.	22,100	242,726
ASML Holding NV	125,538	4,475,430
Axcelis Technologies, Inc. (a)	90,509	150,245
centrotherm photovoltaics AG	1,493	51,335
Cymer, Inc. (a)	78,838	3,471,237
Entegris, Inc. (a)	78,494	672,694
GCL-Poly Energy Holdings Ltd.	260,000	146,450
KLA-Tencor Corp.	27,928	1,112,093
Lam Research Corp. (a)	127,928	5,229,697
LTX-Credence Corp. (a)	25,920	186,365
MKS Instruments, Inc.	15,600	389,220
Novellus Systems, Inc. (a)	33,529	1,040,740
Sumco Corp. (a)	200	3,165
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductor Equipment - continued
Teradyne, Inc. (a)	85,712	$ 1,156,255
Tessera Technologies, Inc. (a)	3,600	56,556
		19,296,120
Semiconductors - 11.2%
Advanced Micro Devices, Inc. (a)	100,423	737,105
Alpha & Omega Semiconductor Ltd. (a)	33,538	376,967
Altera Corp.	18,422	753,091
Applied Micro Circuits Corp. (a)	34,350	216,749
ARM Holdings PLC sponsored ADR	134,326	3,867,246
Atmel Corp. (a)	140,586	1,701,091
Avago Technologies Ltd.	11,124	374,100
Broadcom Corp. Class A	284,926	10,562,207
Canadian Solar, Inc. (a)(d)	244,482	2,144,107
Cavium, Inc. (a)	17,351	598,436
CSR PLC	69,154	316,957
Cypress Semiconductor Corp.	22,622	465,561
Duksan Hi-Metal Co. Ltd. (a)	90,603	2,487,867
Fairchild Semiconductor International, Inc. (a)	4,818	72,318
First Solar, Inc. (a)(d)	3,215	380,109
Freescale Semiconductor Holdings I Ltd.	90,100	1,471,333
Gintech Energy Corp.	52,499	114,523
Hanwha Solarone Co. Ltd. ADR (a)(d)	112,702	610,845
Hittite Microwave Corp. (a)	1,279	71,611
Hynix Semiconductor, Inc.	96,280	2,214,541
Inphi Corp.	48,389	614,056
International Rectifier Corp. (a)	27,465	705,576
Intersil Corp. Class A	72,188	869,865
JA Solar Holdings Co. Ltd. ADR (a)	1,195,316	5,737,517
Jinkosolar Holdings Co. Ltd. ADR (a)(d)	315,491	6,846,155
MagnaChip Semiconductor Corp.	51,600	547,476
Marvell Technology Group Ltd. (a)	609,431	9,031,767
Melfas, Inc.	10,451	312,747
Micrel, Inc.	110,633	1,122,925
Micron Technology, Inc. (a)	800,127	5,896,936
Microsemi Corp. (a)	4,100	81,385
Monolithic Power Systems, Inc. (a)	53,832	726,194
Motech Industries, Inc.	78,199	243,424
Neo Solar Power Corp.	126,000	166,662
Netlogic Microsystems, Inc. (a)	33,000	1,140,150
NVIDIA Corp. (a)	167,883	2,321,822
NXP Semiconductors NV	312,135	6,174,030
O2Micro International Ltd. sponsored ADR (a)	38,400	195,072
ON Semiconductor Corp. (a)	42,800	371,932
Phison Electronics Corp.	400,000	2,008,310
PMC-Sierra, Inc. (a)	18,400	128,616
Power Integrations, Inc.	22,085	783,797
Radiant Opto-Electronics Corp.	365	1,428
Rambus, Inc. (a)	35,400	491,352
Silicon Laboratories, Inc. (a)	27,800	984,398

	Shares	Value
Spreadtrum Communications, Inc. ADR (d)	52,574	$ 712,378
Standard Microsystems Corp. (a)	27,967	661,699
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	147,200	1,080,448
Trina Solar Ltd. (a)(d)	311,894	5,586,022
Xilinx, Inc.	2,443	78,420
Yingli Green Energy Holding Co. Ltd. ADR (a)(d)	73,900	535,036
YoungTek Electronics Corp.	33,830	106,597
		85,800,956
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		105,097,076
SOFTWARE - 29.1%
Application Software - 16.1%
Adobe Systems, Inc. (a)	2,752	76,285
ANSYS, Inc. (a)	44,008	2,226,805
AsiaInfo-Linkage, Inc. (a)(d)	374,094	5,716,156
Aspen Technology, Inc. (a)	251,273	3,894,732
Autodesk, Inc. (a)	76,898	2,645,291
AutoNavi Holdings Ltd. ADR	45,521	753,828
Autonomy Corp. PLC (a)	73,343	2,023,922
BroadSoft, Inc. (a)(d)	89,881	2,625,424
Cadence Design Systems, Inc. (a)	39,087	403,769
Citrix Systems, Inc. (a)	154,859	11,156,042
Compuware Corp. (a)	82,341	795,414
Concur Technologies, Inc. (a)	160,875	7,310,160
Convio, Inc. (a)	31,734	322,417
Descartes Systems Group, Inc. (a)	179,500	1,238,125
Informatica Corp. (a)	126,300	6,457,719
Intuit, Inc. (a)	125,795	5,874,627
JDA Software Group, Inc. (a)	2,584	72,249
Kenexa Corp. (a)	15,369	392,985
Kingdee International Software Group Co. Ltd.	8,284,800	4,857,904
Longtop Financial Technologies Ltd. ADR (a)	89,875	170,133
Manhattan Associates, Inc. (a)	2,257	84,186
MicroStrategy, Inc. Class A (a)	29,715	4,735,680
Nuance Communications, Inc. (a)	92,214	1,845,202
Parametric Technology Corp. (a)	343,440	7,140,118
Pegasystems, Inc.	97,459	3,933,445
QLIK Technologies, Inc.	119,687	3,627,713
Quest Software, Inc. (a)	17,300	328,354
RealPage, Inc.	15,200	365,560
salesforce.com, Inc. (a)	191,587	27,724,555
SolarWinds, Inc. (a)	122,564	2,636,352
SuccessFactors, Inc. (a)	132,800	3,585,600
Synopsys, Inc. (a)	15,500	371,535
Taleo Corp. Class A (a)	88,266	2,921,605
TIBCO Software, Inc. (a)	99,689	2,595,902
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
TiVo, Inc. (a)	8,000	$ 75,200
VanceInfo Technologies, Inc. ADR (a)(d)	137,600	2,783,648
		123,768,642
Home Entertainment Software - 0.1%
Activision Blizzard, Inc.	5,800	68,672
Kingsoft Corp. Ltd.	175,000	114,963
NCsoft Corp.	1,069	329,532
Perfect World Co. Ltd. sponsored ADR Class B (a)	4,400	87,076
RealD, Inc. (d)	3,600	55,728
		655,971
Systems Software - 12.9%
Ariba, Inc. (a)	194,919	6,445,971
BMC Software, Inc. (a)	5,613	242,594
Check Point Software Technologies Ltd. (a)	27,400	1,579,610
CommVault Systems, Inc. (a)	182,806	7,078,248
DemandTec, Inc. (a)	36,900	264,204
Fortinet, Inc. (a)	94,916	1,928,693
Insyde Software Corp.	14,498	69,779
MICROS Systems, Inc. (a)	15,800	773,726
Microsoft Corp.	911,750	24,981,950
NetSuite, Inc. (a)	24,600	964,566
Oracle Corp.	1,470,791	44,976,789
Red Hat, Inc. (a)	1,763	74,187
Rovi Corp. (a)	54,177	2,869,756
VMware, Inc. Class A (a)	68,199	6,843,088
		99,093,161
TOTAL SOFTWARE		223,517,774
WIRELESS TELECOMMUNICATION SERVICES - 1.9%
Wireless Telecommunication Services - 1.9%
American Tower Corp. Class A (a)	101,042	5,307,736
Crown Castle International Corp. (a)	101,400	4,400,760
SBA Communications Corp. Class A (a)	110,949	4,234,923
SOFTBANK CORP.	10,100	394,998
Sprint Nextel Corp. (a)	18,461	78,090
		14,416,507
TOTAL COMMON STOCKS (Cost $714,591,960)		758,995,026
Convertible Bonds - 0.2%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	1,223,645
Master Notes - 0.0%
	Principal Amount	Value
OZ Optics Ltd. 5% 11/5/14 (f) (Cost $245,923)	$ 240,883	$ 240,883
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 0.14% (b)	20,424,698	20,424,698
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	45,213,159	45,213,159
TOTAL MONEY MARKET FUNDS (Cost $65,637,857)		65,637,857
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $781,745,740)		826,097,411
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(56,897,771)
NET ASSETS - 100%		$ 769,199,640
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,296 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,187,783 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 947,157
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 246,969
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,772
Fidelity Securities Lending Cash Central Fund	555,506
Total	$ 584,278
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 758,995,026	$ 757,877,993	$ -	$ 1,117,033
Convertible Bonds	1,223,645	-	1,223,645	-
Master Notes	240,883	-	-	240,883
Money Market Funds	65,637,857	65,637,857	-	-
Total Investments in Securities:	$ 826,097,411	$ 823,515,850	$ 1,223,645	$ 1,357,916
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 301,240
Total Realized Gain (Loss)	(592,968)
Total Unrealized Gain (Loss)	(2,435,484)
Cost of Purchases	2,876,807
Proceeds of Sales	(773,768)
Amortization/Accretion	(1,046)
Transfers in to Level 3	1,983,135
Transfers out of Level 3	-
Ending Balance	$ 1,357,916
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2011	$ (3,137,923)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.8%
Cayman Islands	7.0%
Ireland	2.3%
China	2.2%
Bermuda	2.0%
Netherlands	1.8%
Japan	1.5%
Taiwan	1.1%
United Kingdom	1.0%
Canada	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%
Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $132,837,596 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $43,545,111) - See accompanying schedule: Unaffiliated issuers (cost $716,107,883)	$ 760,459,554
Fidelity Central Funds (cost $65,637,857)	65,637,857
Total Investments (cost $781,745,740)		$ 826,097,411
Foreign currency held at value (cost $1,003,875)		1,002,950
Receivable for investments sold		29,147,803
Receivable for fund shares sold		578,440
Dividends receivable		250,309
Interest receivable		9,628
Distributions receivable from Fidelity Central Funds		280,720
Other receivables		51,440
Total assets		857,418,701

Liabilities
Payable for investments purchased	$ 38,459,650
Payable for fund shares redeemed	3,652,279
Accrued management fee	370,920
Distribution and service plan fees payable	266,273
Other affiliated payables	213,637
Other payables and accrued expenses	43,143
Collateral on securities loaned, at value	45,213,159
Total liabilities		88,219,061

Net Assets		$ 769,199,640
Net Assets consist of:
Paid in capital		$ 863,606,296
Accumulated net investment loss		(24)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(138,761,313)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,354,681
Net Assets		$ 769,199,640

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($375,609,390 ÷ 14,938,629 shares)	$ 25.14

Maximum offering price per share (100/94.25 of $25.14)	$ 26.67
Class T: Net Asset Value and redemption price per share ($196,913,324 ÷ 8,092,001 shares)	$ 24.33

Maximum offering price per share (100/96.50 of $24.33)	$ 25.21
Class B: Net Asset Value and offering price per share ($25,508,200 ÷ 1,124,989 shares)A	$ 22.67

Class C: Net Asset Value and offering price per share ($89,819,193 ÷ 3,943,773 shares)A	$ 22.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($81,349,533 ÷ 3,093,086 shares)	$ 26.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 2,679,664
Interest		11,489
Income from Fidelity Central Funds (including $555,506 from security lending)		584,278
Total income		3,275,431

Expenses
Management fee	$ 4,334,829
Transfer agent fees	2,282,624
Distribution and service plan fees	3,147,500
Accounting and security lending fees	276,385
Custodian fees and expenses	93,479
Independent trustees' compensation	4,220
Registration fees	89,940
Audit	57,366
Legal	4,149
Miscellaneous	7,662
Total expenses before reductions	10,298,154
Expense reductions	(165,087)	10,133,067
Net investment income (loss)		(6,857,636)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,025,050
Foreign currency transactions	58,356
Total net realized gain (loss)		189,083,406
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,612,691)
Assets and liabilities in foreign currencies	7,245
Total change in net unrealized appreciation (depreciation)		(20,605,446)
Net gain (loss)		168,477,960
Net increase (decrease) in net assets resulting from operations		$ 161,620,324

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,857,636)	$ (6,176,617)
Net realized gain (loss)	189,083,406	117,224,365
Change in net unrealized appreciation (depreciation)	(20,605,446)	9,231,846
Net increase (decrease) in net assets resulting from operations	161,620,324	120,279,594
Share transactions - net increase (decrease)	(15,631,022)	(19,248,670)
Redemption fees	32,306	34,453
Total increase (decrease) in net assets	146,021,608	101,065,377

Net Assets
Beginning of period	623,178,032	522,112,655
End of period (including accumulated net investment loss of $24 and undistributed net investment income of $0, respectively)	$ 769,199,640	$ 623,178,032

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.83	$ 16.03	$ 17.04	$ 20.55	$ 15.59
Income from Investment Operations
Net investment income (loss) C	(.18)	(.16)	.02 F	(.10)	(.17)
Net realized and unrealized gain (loss)	5.49	3.96	(1.03)	(3.41)	5.13
Total from investment operations	5.31	3.80	(1.01)	(3.51)	4.96
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 25.14	$ 19.83	$ 16.03	$ 17.04	$ 20.55
Total Return A,B	26.78%	23.71%	(5.93)%	(17.08)%	31.82%
Ratios to Average Net Assets D,G
Expenses before reductions	1.18%	1.21%	1.23%	1.21%	1.25%
Expenses net of fee waivers, if any	1.18%	1.21%	1.23%	1.21%	1.25%
Expenses net of all reductions	1.16%	1.18%	1.22%	1.19%	1.24%
Net investment income (loss)	(.73)%	(.83)%	.17% F	(.49)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 375,609	$ 312,659	$ 258,433	$ 275,117	$ 309,105
Portfolio turnover rate E	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 15.59	$ 16.62	$ 20.09	$ 15.28
Income from Investment Operations
Net investment income (loss) C	(.23)	(.20)	(.01) F	(.14)	(.21)
Net realized and unrealized gain (loss)	5.32	3.85	(1.02)	(3.33)	5.02
Total from investment operations	5.09	3.65	(1.03)	(3.47)	4.81
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 24.33	$ 19.24	$ 15.59	$ 16.62	$ 20.09
Total Return A,B	26.46%	23.41%	(6.20)%	(17.27)%	31.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.43%	1.46%	1.49%	1.46%	1.51%
Expenses net of fee waivers, if any	1.43%	1.46%	1.49%	1.46%	1.51%
Expenses net of all reductions	1.40%	1.44%	1.48%	1.45%	1.49%
Net investment income (loss)	(.98)%	(1.09)%	(.09)% F	(.74)%	(1.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 196,913	$ 169,049	$ 151,170	$ 173,917	$ 260,339
Portfolio turnover rate E	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.01	$ 14.67	$ 15.72	$ 19.10	$ 14.59
Income from Investment Operations
Net investment income (loss) C	(.33)	(.27)	(.07) F	(.23)	(.28)
Net realized and unrealized gain (loss)	4.99	3.61	(.98)	(3.15)	4.79
Total from investment operations	4.66	3.34	(1.05)	(3.38)	4.51
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.67	$ 18.01	$ 14.67	$ 15.72	$ 19.10
Total Return A,B	25.87%	22.77%	(6.68)%	(17.70)%	30.91%
Ratios to Average Net Assets D,G
Expenses before reductions	1.93%	1.96%	1.98%	1.96%	2.01%
Expenses net of fee waivers, if any	1.93%	1.96%	1.98%	1.96%	2.01%
Expenses net of all reductions	1.91%	1.94%	1.97%	1.94%	2.00%
Net investment income (loss)	(1.49)%	(1.59)%	(.58)% F	(1.24)%	(1.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,508	$ 29,176	$ 30,580	$ 47,294	$ 102,655
Portfolio turnover rate E	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.09	$ 14.74	$ 15.79	$ 19.18	$ 14.66
Income from Investment Operations
Net investment income (loss) C	(.33)	(.28)	(.07) F	(.23)	(.29)
Net realized and unrealized gain (loss)	5.01	3.63	(.98)	(3.16)	4.81
Total from investment operations	4.68	3.35	(1.05)	(3.39)	4.52
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.77	$ 18.09	$ 14.74	$ 15.79	$ 19.18
Total Return A,B	25.87%	22.73%	(6.65)%	(17.67)%	30.83%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.96%	1.98%	1.96%	2.01%
Expenses net of fee waivers, if any	1.92%	1.96%	1.98%	1.96%	2.01%
Expenses net of all reductions	1.90%	1.93%	1.97%	1.94%	1.99%
Net investment income (loss)	(1.48)%	(1.58)%	(.58)% F	(1.24)%	(1.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,819	$ 70,017	$ 55,645	$ 63,590	$ 86,974
Portfolio turnover rate E	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.68	$ 16.67	$ 17.68	$ 21.26	$ 16.07
Income from Investment Operations
Net investment income (loss) B	(.11)	(.11)	.06 E	(.04)	(.11)
Net realized and unrealized gain (loss)	5.73	4.12	(1.07)	(3.54)	5.30
Total from investment operations	5.62	4.01	(1.01)	(3.58)	5.19
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 26.30	$ 20.68	$ 16.67	$ 17.68	$ 21.26
Total Return A	27.18%	24.06%	(5.71)%	(16.84)%	32.30%
Ratios to Average Net Assets C,F
Expenses before reductions	.87%	.92%	.98%	.94%	.93%
Expenses net of fee waivers, if any	.87%	.92%	.98%	.94%	.93%
Expenses net of all reductions	.85%	.90%	.97%	.92%	.92%
Net investment income (loss)	(.43)%	(.55)%	.42% E	(.22)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,350	$ 42,277	$ 26,285	$ 22,021	$ 21,111
Portfolio turnover rate D	167%	115%	225%	214%	208%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and master notes, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,068,332
Gross unrealized depreciation	(49,640,378)
Net unrealized appreciation (depreciation) on securities and other investments	$ 38,427,954

Tax Cost	$ 787,669,457

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (132,837,596)
Net unrealized appreciation (depreciation)	$ 38,430,964

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,264,195,844 and $1,272,881,806, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 955,142	$ 11,370
Class T	.25%	.25%	1,011,486	5,192
Class B	.75%	.25%	300,223	225,888
Class C	.75%	.25%	880,649	140,768
			$ 3,147,500	$ 383,218

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 83,277
Class T	22,985
Class B*	46,432
Class C*	12,381
$ 165,075

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,145,307.30
Class T	601,218.30
Class B	90,243.30
Class C	259,744.30
Institutional Class	186,112.25
	$ 2,282,624

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38,932 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,547 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,829 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $164,981 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $106.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	3,825,268	4,395,059	$ 95,895,792	$ 83,404,216
Shares redeemed	(4,656,846)	(4,747,519)	(115,935,925)	(89,682,006)
Net increase (decrease)	(831,578)	(352,460)	$ (20,040,133)	$ (6,277,790)
Class T
Shares sold	1,318,401	1,549,777	$ 31,818,569	$ 28,544,536
Shares redeemed	(2,014,796)	(2,457,153)	(47,878,372)	(44,605,674)
Net increase (decrease)	(696,395)	(907,376)	$ (16,059,803)	$ (16,061,138)
Class B
Shares sold	98,795	364,834	$ 2,198,114	$ 6,301,624
Shares redeemed	(593,453)	(829,145)	(13,054,972)	(14,327,782)
Net increase (decrease)	(494,658)	(464,311)	$ (10,856,858)	$ (8,026,158)
Class C
Shares sold	982,784	985,847	$ 22,502,223	$ 17,180,918
Shares redeemed	(908,933)	(891,510)	(20,073,701)	(15,514,588)
Net increase (decrease)	73,851	94,337	$ 2,428,522	$ 1,666,330
Institutional Class
Shares sold	2,740,439	1,270,106	$ 73,729,514	$ 25,258,423
Shares redeemed	(1,692,072)	(802,290)	(44,832,264)	(15,808,337)
Net increase (decrease)	1,048,367	467,816	$ 28,897,250	$ 9,450,086

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Utilities Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.05%	4.29%	4.31%

A Prior to October 1, 2006, Fidelity Advisor Utilities Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Institutional Class on July 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year ending July 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 17.71%, 17.39%, 16.87% and 16.85%, respectively (excluding sales charges), outperforming the 15.37% gain of the MSCI® U.S. IM Utilities 25/50 Index, but underperforming the S&P 500. Stock selection in gas utilities helped the most, along with solid positioning in independent power/energy trade and multi-utilities. I significantly changed the make-up of the fund, decreasing its allocation to regulated utilities and moving assets into deregulated power producers. This led to a reduction in the fund's stake in multi-utilities and an increase in the independent power/energy trade group. Top individual contributors included gas utilities ONEOK and National Fuel Gas, Maryland-based independent power producer Constellation Energy Group, Chicago-based electric utility Exelon and an underweighting in New Orleans-based electric utility Entergy, which we no longer own. On the down side, poor stock selection in electric utilities hurt, with the largest five detractors coming from this group, including untimely ownership of PPL in Pennsylvania - no longer held - and FirstEnergy in Ohio; an out-of-benchmark position in Tokyo Electric Power, since sold; and a sizable overweighting in Florida's NextEra Energy, which posted a positive return but lagged the index.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year ending July 31, 2011, the fund's Institutional Class shares returned 18.05%, outperforming the 15.37% gain of the MSCI® U.S. IM Utilities 25/50 Index, but underperforming the S&P 500. Stock selection in gas utilities helped the most, along with solid positioning in independent power/energy trade and multi-utilities. I significantly changed the make-up of the fund, decreasing its allocation to regulated utilities and moving assets into deregulated power producers. This led to a reduction in the fund's stake in multi-utilities and an increase in the independent power/energy trade group. Top individual contributors included gas utilities ONEOK and National Fuel Gas, Maryland-based independent power producer Constellation Energy Group, Chicago-based electric utility Exelon and an underweighting in New Orleans-based electric utility Entergy, which we no longer own. On the down side, poor stock selection in electric utilities hurt, with the largest five detractors coming from this group, including untimely ownership of PPL in Pennsylvania - no longer held - and FirstEnergy in Ohio; an out-of-benchmark position in Tokyo Electric Power, since sold; and a sizable overweighting in Florida's NextEra Energy, which posted a positive return but lagged the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.21%
Actual		$ 1,000.00	$ 1,065.30	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.79	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 1,064.10	$ 7.52
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.96%
Actual		$ 1,000.00	$ 1,061.90	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,015.08	$ 9.79
Class C	1.95%
Actual		$ 1,000.00	$ 1,061.70	$ 9.97
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 9.74
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,066.50	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,020.08	$ 4.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exelon Corp.	11.6	0.0
NextEra Energy, Inc.	10.0	12.0
Public Service Enterprise Group, Inc.	8.2	4.4
Edison International	7.1	6.2
FirstEnergy Corp.	7.1	2.4
The AES Corp.	5.7	2.7
Constellation Energy Group, Inc.	4.9	3.3
American Electric Power Co., Inc.	4.9	0.0
Calpine Corp.	4.8	1.5
PG&E Corp.	4.8	4.7
	69.1
Top Industries (% of fund's net assets)
As of July 31, 2011
Electric Utilities	47.6%
Multi-Utilities	22.1%
Independent Power Producers & Energy Traders	21.2%
Gas Utilities	5.8%
Oil, Gas & Consumable Fuels	2.1%
All Others*	1.2%

As of January 31, 2011
Electric Utilities	46.3%
Multi-Utilities	29.3%
Gas Utilities	11.0%
Independent Power Producers & Energy Traders	8.5%
Oil, Gas & Consumable Fuels	3.2%
All Others*	1.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Utilities Fund

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
ELECTRIC UTILITIES - 47.6%
Electric Utilities - 47.6%
American Electric Power Co., Inc.	210,014	$ 7,741,116
Edison International	297,796	11,337,094
Exelon Corp.	418,811	18,457,001
FirstEnergy Corp.	253,700	11,327,705
ITC Holdings Corp.	100,610	7,068,859
NextEra Energy, Inc.	288,720	15,951,780
NV Energy, Inc.	272,657	4,046,230
		75,929,785
GAS UTILITIES - 5.8%
Gas Utilities - 5.8%
National Fuel Gas Co.	46,512	3,366,539
ONEOK, Inc.	81,121	5,904,798
		9,271,337
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 21.2%
Independent Power Producers & Energy Traders - 21.2%
Calpine Corp. (a)	473,521	7,694,716
Constellation Energy Group, Inc.	201,682	7,831,312
GenOn Energy, Inc. (a)	1,131,271	4,400,644
NRG Energy, Inc. (a)	197,762	4,849,124
The AES Corp. (a)	734,600	9,042,926
		33,818,722
MULTI-UTILITIES - 22.1%
Multi-Utilities - 22.1%
CenterPoint Energy, Inc.	166,574	3,261,519
OGE Energy Corp.	91,756	4,591,470

	Shares	Value
PG&E Corp.	183,732	$ 7,612,017
Public Service Enterprise Group, Inc.	400,131	13,104,290
Sempra Energy	132,831	6,733,203
		35,302,499
OIL, GAS & CONSUMABLE FUELS - 2.1%
Oil & Gas Storage & Transport - 2.1%
Williams Companies, Inc.	109,082	3,457,899
TOTAL COMMON STOCKS (Cost $148,103,799)		157,780,242
Money Market Funds - 0.8%

Fidelity Cash Central Fund, 0.14% (b) (Cost $1,268,029)	1,268,029	1,268,029
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $149,371,828)		159,048,271
NET OTHER ASSETS (LIABILITIES) - 0.4%		567,432
NET ASSETS - 100%		$ 159,615,703
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,378
Fidelity Securities Lending Cash Central Fund	7,142
Total	$ 9,520
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2011, the Fund had a capital loss carryforward of approximately $41,949,952 of which $13,867,918 and $28,082,034 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $148,103,799)	$ 157,780,242
Fidelity Central Funds (cost $1,268,029)	1,268,029
Total Investments (cost $149,371,828)		$ 159,048,271
Cash		10,686
Receivable for investments sold		860,652
Receivable for fund shares sold		244,461
Dividends receivable		140,306
Distributions receivable from Fidelity Central Funds		120
Other receivables		21,969
Total assets		160,326,465

Liabilities
Payable for investments purchased	$ 225,198
Payable for fund shares redeemed	272,589
Accrued management fee	74,636
Transfer agent fee payable	38,529
Distribution and service plan fees payable	60,841
Other affiliated payables	5,219
Other payables and accrued expenses	33,750
Total liabilities		710,762

Net Assets		$ 159,615,703
Net Assets consist of:
Paid in capital		$ 192,506,368
Undistributed net investment income		1,305,339
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,872,447)
Net unrealized appreciation (depreciation) on investments		9,676,443
Net Assets		$ 159,615,703

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($78,312,171 ÷ 4,102,036 shares)	$ 19.09

Maximum offering price per share (100/94.25 of $19.09)	$ 20.25
Class T: Net Asset Value and redemption price per share ($35,700,818 ÷ 1,869,718 shares)	$ 19.09

Maximum offering price per share (100/96.50 of $19.09)	$ 19.78
Class B: Net Asset Value and offering price per share ($7,773,240 ÷ 412,234 shares)A	$ 18.86

Class C: Net Asset Value and offering price per share ($26,915,407 ÷ 1,435,547 shares)A	$ 18.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,914,067 ÷ 562,473 shares)	$ 19.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 4,971,306
Interest		1
Income from Fidelity Central Funds		9,520
Total income		4,980,827

Expenses
Management fee	$ 822,413
Transfer agent fees	447,886
Distribution and service plan fees	681,232
Accounting and security lending fees	57,753
Custodian fees and expenses	15,402
Independent trustees' compensation	808
Registration fees	60,541
Audit	47,893
Legal	2,571
Miscellaneous	1,519
Total expenses before reductions	2,138,018
Expense reductions	(56,520)	2,081,498
Net investment income (loss)		2,899,329
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,549,835
Foreign currency transactions	(15,716)
Total net realized gain (loss)		15,534,119
Change in net unrealized appreciation (depreciation) on: Investment securities	4,882,261
Assets and liabilities in foreign currencies	3,458
Total change in net unrealized appreciation (depreciation)		4,885,719
Net gain (loss)		20,419,838
Net increase (decrease) in net assets resulting from operations		$ 23,319,167

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,899,329	$ 3,071,475
Net realized gain (loss)	15,534,119	6,308,221
Change in net unrealized appreciation (depreciation)	4,885,719	4,895,678
Net increase (decrease) in net assets resulting from operations	23,319,167	14,275,374
Distributions to shareholders from net investment income	(2,864,390)	(3,192,017)
Share transactions - net increase (decrease)	3,898,632	(13,238,224)
Redemption fees	2,026	1,956
Total increase (decrease) in net assets	24,355,435	(2,152,911)

Net Assets
Beginning of period	135,260,268	137,413,179
End of period (including undistributed net investment income of $1,305,339 and undistributed net investment income of $1,286,115, respectively)	$ 159,615,703	$ 135,260,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.59	$ 15.27	$ 20.28	$ 20.74	$ 17.20
Income from Investment Operations
Net investment income (loss) C	.39	.40	.35	.24	.21
Net realized and unrealized gain (loss)	2.50	1.32	(5.10)	(.38)	3.56
Total from investment operations	2.89	1.72	(4.75)	(.14)	3.77
Distributions from net investment income	(.39)	(.40)	(.26)	(.32)	(.23)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.09	$ 16.59	$ 15.27	$ 20.28	$ 20.74
Total Return A, B	17.71%	11.42%	(23.44)%	(.82)%	22.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.24%	1.26%	1.26%	1.21%	1.27%
Expenses net of fee waivers, if any	1.24%	1.26%	1.26%	1.21%	1.27%
Expenses net of all reductions	1.20%	1.22%	1.26%	1.21%	1.26%
Net investment income (loss)	2.18%	2.49%	2.37%	1.11%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,312	$ 64,890	$ 66,064	$ 105,219	$ 94,842
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.59	$ 15.27	$ 20.26	$ 20.71	$ 17.18
Income from Investment Operations
Net investment income (loss) C	.35	.35	.31	.18	.15
Net realized and unrealized gain (loss)	2.50	1.33	(5.10)	(.39)	3.56
Total from investment operations	2.85	1.68	(4.79)	(.21)	3.71
Distributions from net investment income	(.35)	(.36)	(.20)	(.24)	(.18)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.09	$ 16.59	$ 15.27	$ 20.26	$ 20.71
Total Return A, B	17.39%	11.13%	(23.61)%	(1.11)%	21.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.52%	1.52%	1.47%	1.54%
Expenses net of fee waivers, if any	1.50%	1.52%	1.52%	1.47%	1.54%
Expenses net of all reductions	1.46%	1.49%	1.52%	1.47%	1.54%
Net investment income (loss)	1.92%	2.23%	2.11%	.84%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,701	$ 33,651	$ 33,989	$ 54,346	$ 62,592
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.38	$ 15.08	$ 20.01	$ 20.40	$ 16.90
Income from Investment Operations
Net investment income (loss) C	.25	.27	.24	.08	.05
Net realized and unrealized gain (loss)	2.49	1.31	(5.04)	(.39)	3.52
Total from investment operations	2.74	1.58	(4.80)	(.31)	3.57
Distributions from net investment income	(.26)	(.28)	(.13)	(.08)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.86	$ 16.38	$ 15.08	$ 20.01	$ 20.40
Total Return A, B	16.87%	10.56%	(23.97)%	(1.59)%	21.18%
Ratios to Average Net Assets D, F
Expenses before reductions	1.99%	2.01%	2.01%	1.96%	2.04%
Expenses net of fee waivers, if any	1.99%	2.01%	2.01%	1.96%	2.04%
Expenses net of all reductions	1.95%	1.98%	2.01%	1.95%	2.03%
Net investment income (loss)	1.43%	1.74%	1.62%	.36%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,773	$ 8,794	$ 10,634	$ 20,747	$ 43,845
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 15.02	$ 19.93	$ 20.38	$ 16.91
Income from Investment Operations
Net investment income (loss) C	.26	.27	.24	.08	.06
Net realized and unrealized gain (loss)	2.46	1.30	(5.02)	(.39)	3.51
Total from investment operations	2.72	1.57	(4.78)	(.31)	3.57
Distributions from net investment income	(.27)	(.29)	(.13)	(.14)	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 16.30	$ 15.02	$ 19.93	$ 20.38
Total Return A, B	16.85%	10.54%	(23.96)%	(1.58)%	21.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	2.01%	2.01%	1.95%	1.99%
Expenses net of fee waivers, if any	1.98%	2.01%	2.01%	1.95%	1.99%
Expenses net of all reductions	1.94%	1.97%	2.01%	1.95%	1.99%
Net investment income (loss)	1.43%	1.74%	1.62%	.36%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,915	$ 21,415	$ 22,352	$ 37,387	$ 43,292
Portfolio turnover rate E	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 15.51	$ 20.52	$ 20.95	$ 17.38
Income from Investment Operations
Net investment income (loss) B	.45	.44	.39	.31	.29
Net realized and unrealized gain (loss)	2.54	1.35	(5.17)	(.38)	3.58
Total from investment operations	2.99	1.79	(4.78)	(.07)	3.87
Distributions from net investment income	(.44)	(.45)	(.23)	(.36)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.40	$ 16.85	$ 15.51	$ 20.52	$ 20.95
Total Return A	18.05%	11.66%	(23.24)%	(.49)%	22.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.00%	1.00%	.91%	.92%
Expenses net of fee waivers, if any	.98%	1.00%	1.00%	.91%	.92%
Expenses net of all reductions	.94%	.97%	1.00%	.90%	.92%
Net investment income (loss)	2.44%	2.75%	2.63%	1.41%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,914	$ 6,511	$ 4,373	$ 5,704	$ 12,822
Portfolio turnover rate D	201%	216%	247%	77%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, foreign currency transactions, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,454,055
Gross unrealized depreciation	(2,700,107)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,753,948

Tax Cost	$ 151,294,323

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,305,344
Capital loss carryforward	$ (41,949,952)
Net unrealized appreciation (depreciation)	$ 7,753,948

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 2,864,390	$ 3,192,017

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $296,867,090 and $293,312,976, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 180,035	$ 2,562
Class T	.25%	.25%	175,580	1,064
Class B	.75%	.25%	84,340	63,353
Class C	.75%	.25%	241,277	33,336
			$ 681,232	$ 100,315

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,950
Class T	7,728
Class B*	15,575
Class C*	835
$ 54,088

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 217,350.30
Class T	110,481.31
Class B	25,521.30
Class C	71,490.30
Institutional Class	23,044.29
	$ 447,886

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,095 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $488 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,142. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $56,520 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 1,536,373	$ 1,700,301
Class T	680,070	782,544
Class B	128,700	184,067
Class C	350,529	413,366
Institutional Class	168,718	111,739
Total	$ 2,864,390	$ 3,192,017

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	951,835	582,593	$ 17,339,635	$ 9,269,210
Reinvestment of distributions	78,008	96,455	1,339,641	1,532,370
Shares redeemed	(840,008)	(1,092,389)	(15,213,828)	(17,388,823)
Net increase (decrease)	189,835	(413,341)	$ 3,465,448	$ (6,587,243)
Class T
Shares sold	251,762	214,231	$ 4,579,718	$ 3,421,542
Reinvestment of distributions	37,445	46,549	644,378	741,068
Shares redeemed	(448,193)	(457,353)	(8,103,122)	(7,262,506)
Net increase (decrease)	(158,986)	(196,573)	$ (2,879,026)	$ (3,099,896)
Class B
Shares sold	39,073	89,148	$ 679,580	$ 1,411,608
Reinvestment of distributions	6,858	10,582	116,904	167,069
Shares redeemed	(170,627)	(267,950)	(3,021,254)	(4,203,072)
Net increase (decrease)	(124,696)	(168,220)	$ (2,224,770)	$ (2,624,395)
Class C
Shares sold	405,545	188,570	$ 7,271,889	$ 2,992,972
Reinvestment of distributions	15,668	20,486	265,763	322,145
Shares redeemed	(299,716)	(383,514)	(5,335,908)	(5,996,156)
Net increase (decrease)	121,497	(174,458)	$ 2,201,744	$ (2,681,039)
Institutional Class
Shares sold	343,779	287,925	$ 6,436,483	$ 4,699,845
Reinvestment of distributions	7,398	5,221	128,959	84,041
Shares redeemed	(175,049)	(188,687)	(3,230,206)	(3,029,537)
Net increase (decrease)	176,128	104,459	$ 3,335,236	$ 1,754,349

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Communications Equipment Fund
Institutional Class	09/12/11	09/09/11	$0.00	$0.199
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	09/12/11	09/09/11	$0.00	$0.831
Fidelity Advisor Health Care Fund
Institutional Class	09/12/11	09/09/11	$0.00	$2.565
Fidelity Advisor Industrials Fund
Institutional Class	09/12/11	09/09/11	$0.056	$0.252
Fidelity Advisor Utilities Fund
Institutional Class	09/12/11	09/09/11	$0.213	$0.00

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Communications Equipment Fund	$399,014
Fidelity Advisor Consumer Discretionary Fund	$2,778,143
Fidelity Advisor Health Care Fund	$49,894,902
Fidelity Advisor Industrials Fund	$4,316,295

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2010	December 2010
Fidelity Advisor Energy Fund
Institutional Class	0%	100%
Fidelity Advisor Industrials Fund
Institutional Class	0%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2010	December 2010
Fidelity Advisor Energy Fund
Institutional Class	0%	100%
Fidelity Advisor Industrials Fund
Institutional Class	0%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For each of Advisor Biotechnology and Advisor Technology, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Fidelity Advisor Biotechnology Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Communications Equipment Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Consumer Discretionary Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Electronics Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Energy Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity Advisor Financial Services Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Advisor Health Care Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Industrials Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Technology Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Utilities Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Annual Report

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

For Advisor Biotechnology, Advisor Consumer Discretionary, Advisor Financial Services, and Advisor Utilities, the Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes.

For Advisor Communications Equipment and Advisor Electronics, the Board noted that the total expense ratio of each of Class A, Class B, and Class C ranked below its competitive median for 2010, the total expense ratio of Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes.

For Advisor Energy, Advisor Health Care, Advisor Industrials, and Advisor Technology, the Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOCI-UANNPRO-0911
1.789242.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	16.52%	0.94%	10.88%
Class T (incl. 3.50% sales charge)	18.97%	1.16%	10.88%
Class B (incl. contingent deferred sales charge) B	17.69%	1.02%	10.95%
Class C (incl. contingent deferred sales charge) C	21.69%	1.37%	10.79%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on September 12, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 23.63%, 23.28%, 22.69% and 22.69%, respectively (excluding sales charges), beating the S&P 500 but trailing the 25.23% return of the Dow Jones U.S. Select Real Estate Securities IndexSM. The biggest individual detractor versus the sector benchmark was Digital Realty Trust, an owner and operator of data centers. Digital Realty's shares were flat during a strong market, weighed down by investors' concern about too much supply of data center space. Sunstone Hotel Investors also hurt. The stock was part of a so-called pairs trade with other hotel stocks, meaning I chose to emphasize certain hotels while underweighting others whose performance prospects struck me as more limited. As a group, hotels generally trailed, so overweighting Sunstone hampered the fund's results. Health care-related property companies lagged as a group, and Healthcare Realty Trust and Ventas were notable detractors in the portfolio. On the positive side, industrial REIT ProLogis was a top contributor. The company merged with AMB Property in June 2011. Also, several out-of-benchmark stocks continued to gain significant ground since the depths of the financial crisis in 2008 - including commercial real estate services company CB Richard Ellis Group and Sunrise Senior Living, which operates housing facilities for seniors.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the year, the fund's Institutional Class shares gained 23.92%, beating the S&P 500 but trailing the 25.23% return of the Dow Jones U.S. Select Real Estate Securities IndexSM. The biggest individual detractor versus the sector benchmark was Digital Realty Trust, an owner and operator of data centers. Digital Realty's shares were flat during a strong market, weighed down by investors' concern about too much supply of data center space. Sunstone Hotel Investors also hurt. The stock was part of a so-called pairs trade with other hotel stocks, meaning I chose to emphasize certain hotels while underweighting others whose performance prospects struck me as more limited. As a group, hotels generally trailed, so overweighting Sunstone hampered the fund's results. Health care-related property companies lagged as a group, and Healthcare Realty Trust and Ventas were notable detractors in the portfolio. On the positive side, industrial REIT ProLogis was a top contributor. The company merged with AMB Property in June 2011. Also, several out-of-benchmark stocks continued to gain significant ground since the depths of the financial crisis in 2008 - including commercial services real estate company CB Richard Ellis Group, a real estate services company no longer in the portfolio at period end, and Sunrise Senior Living, which operates housing facilities for seniors.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 1,074.80	$ 6.02
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.43%
Actual		$ 1,000.00	$ 1,073.60	$ 7.35
Hypothetical A		$ 1,000.00	$ 1,017.70	$ 7.15
Class B	1.92%
Actual		$ 1,000.00	$ 1,071.20	$ 9.86
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.92%
Actual		$ 1,000.00	$ 1,071.30	$ 9.86
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,076.20	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	9.4	10.0
Public Storage	7.3	7.4
Ventas, Inc.	6.8	5.5
Prologis, Inc.	5.0	5.4
Boston Properties, Inc.	4.7	4.0
SL Green Realty Corp.	4.5	4.3
Alexandria Real Estate Equities, Inc.	4.0	3.7
Essex Property Trust, Inc.	3.9	2.9
Equity Residential (SBI)	3.6	3.1
Mid-America Apartment Communities, Inc.	3.4	3.2
	52.6
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	18.1	15.2
REITs - Apartments	15.8	14.7
REITs - Malls	15.2	14.9
REITs - Industrial Buildings	13.5	13.6
REITs - Health Care Facilities	11.0	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 97.3%		Stocks 97.6%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	1.1%	** Foreign investments	1.2%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Security & Alarm Services - 1.0%
The Geo Group, Inc. (a)	245,678	$ 5,110,102
HEALTH CARE PROVIDERS & SERVICES - 3.6%
Health Care Facilities - 3.6%
Brookdale Senior Living, Inc. (a)	294,151	6,291,890
Capital Senior Living Corp. (a)	231,550	2,035,325
Emeritus Corp. (a)(d)	344,465	6,768,737
Sunrise Senior Living, Inc. (a)(d)	287,892	2,539,207
TOTAL HEALTH CARE FACILITIES		17,635,159
REAL ESTATE INVESTMENT TRUSTS - 89.3%
REITs - Apartments - 15.8%
AvalonBay Communities, Inc.	32,223	4,324,004
Camden Property Trust (SBI)	21,664	1,453,004
Education Realty Trust, Inc.	1,029,911	9,042,619
Equity Residential (SBI)	281,355	17,393,366
Essex Property Trust, Inc. (d)	137,464	19,294,447
Mid-America Apartment Communities, Inc.	234,802	16,621,634
Post Properties, Inc.	213,982	9,072,837
TOTAL REITS - APARTMENTS		77,201,911
REITs - Health Care Facilities - 11.0%
HCP, Inc.	259,711	9,539,185
Health Care REIT, Inc. (d)	42,900	2,264,262
Healthcare Realty Trust, Inc.	443,169	8,686,112
Ventas, Inc.	616,833	33,389,170
TOTAL REITS - HEALTH CARE FACILITIES		53,878,729
REITs - Hotels - 5.6%
Chesapeake Lodging Trust	395,498	6,525,717
DiamondRock Hospitality Co.	703,806	7,192,897
Host Hotels & Resorts, Inc.	295,853	4,689,270
Summit Hotel Properties, Inc.	66,000	744,480
Sunstone Hotel Investors, Inc. (a)	922,357	8,218,201
TOTAL REITS - HOTELS		27,370,565
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Industrial Buildings - 13.5%
DCT Industrial Trust, Inc.	715,400	$ 3,877,468
Prologis, Inc.	681,034	24,265,241
Public Storage	300,541	35,953,720
Stag Industrial, Inc.	151,500	1,861,935
TOTAL REITS - INDUSTRIAL BUILDINGS		65,958,364
REITs - Malls - 15.2%
CBL & Associates Properties, Inc.	752,440	13,363,334
Simon Property Group, Inc.	381,812	46,012,165
The Macerich Co.	285,293	15,157,617
TOTAL REITS - MALLS		74,533,116
REITs - Management/Investment - 3.0%
Digital Realty Trust, Inc. (d)	214,150	13,108,122
Lexington Corporate Properties Trust	206,500	1,734,600
TOTAL REITS - MANAGEMENT/INVESTMENT		14,842,722
REITs - Office Buildings - 18.1%
Alexandria Real Estate Equities, Inc.	238,460	19,553,720
Boston Properties, Inc.	214,649	23,044,717
Brandywine Realty Trust (SBI)	400,100	4,797,199
Douglas Emmett, Inc.	541,700	10,834,000
Highwoods Properties, Inc. (SBI)	234,356	8,068,877
SL Green Realty Corp.	267,766	21,962,167
TOTAL REITS - OFFICE BUILDINGS		88,260,680
REITs - Shopping Centers - 7.1%
Acadia Realty Trust (SBI)	474,500	9,959,755
Developers Diversified Realty Corp.	182,900	2,672,169
Excel Trust, Inc.	179,400	2,057,718
Glimcher Realty Trust	230,082	2,266,308
Kimco Realty Corp.	278,311	5,296,258
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Kite Realty Group Trust	396,646	$ 1,800,773
Vornado Realty Trust	115,088	10,766,482
TOTAL REITS - SHOPPING CENTERS		34,819,463
TOTAL REAL ESTATE INVESTMENT TRUSTS		436,865,550
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
Diversified Real Estate Activities - 0.6%
The St. Joe Co. (a)(d)	155,098	2,746,786
Real Estate Operating Companies - 2.1%
Brookfield Properties Corp.	290,130	5,511,680
Forest City Enterprises, Inc. Class A (a)	275,367	4,959,360
TOTAL REAL ESTATE OPERATING COMPANIES		10,471,040
Real Estate Services - 0.7%
Jones Lang LaSalle, Inc.	41,100	3,498,432
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		16,716,258
TOTAL COMMON STOCKS (Cost $407,650,085)		476,327,069
Convertible Preferred Stocks - 0.1%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
Grubb & Ellis Co.:
12.00% (e) (Cost $800,000)	8,000	421,200
Money Market Funds - 7.0%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	11,317,362	$ 11,317,362
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	22,777,989	22,777,989
TOTAL MONEY MARKET FUNDS (Cost $34,095,351)		34,095,351
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $442,545,436)		510,843,620
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(21,477,548)
NET ASSETS - 100%		$ 489,366,072
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $421,200 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,847
Fidelity Securities Lending Cash Central Fund	260,883
Total	$ 279,730
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 476,327,069	$ 476,327,069	$ -	$ -
Convertible Preferred Stocks	421,200	-	421,200	-
Money Market Funds	34,095,351	34,095,351	-	-
Total Investments in Securities:	$ 510,843,620	$ 510,422,420	$ 421,200	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $22,368,418) - See accompanying schedule: Unaffiliated issuers (cost $408,450,085)	$ 476,748,269
Fidelity Central Funds (cost $34,095,351)	34,095,351
Total Investments (cost $442,545,436)		$ 510,843,620
Receivable for investments sold		5,004,229
Receivable for fund shares sold		719,046
Dividends receivable		72,514
Distributions receivable from Fidelity Central Funds		41,804
Other receivables		14,051
Total assets		516,695,264

Liabilities
Payable for investments purchased	$ 2,281,382
Payable for fund shares redeemed	1,745,017
Accrued management fee	231,429
Distribution and service plan fees payable	120,136
Other affiliated payables	133,251
Other payables and accrued expenses	39,988
Collateral on securities loaned, at value	22,777,989
Total liabilities		27,329,192

Net Assets		$ 489,366,072
Net Assets consist of:
Paid in capital		$ 419,209,155
Undistributed net investment income		48,238
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,810,495
Net unrealized appreciation (depreciation) on investments		68,298,184
Net Assets		$ 489,366,072

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($178,977,617 ÷ 9,810,123 shares)	$ 18.24

Maximum offering price per share (100/94.25 of $18.24)	$ 19.35
Class T: Net Asset Value and redemption price per share ($76,785,097 ÷ 4,209,422 shares)	$ 18.24

Maximum offering price per share (100/96.50 of $18.24)	$ 18.90
Class B: Net Asset Value and offering price per share ($11,542,016 ÷ 639,326 shares)A	$ 18.05

Class C: Net Asset Value and offering price per share ($47,406,461 ÷ 2,629,781 shares)A	$ 18.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($174,654,881 ÷ 9,511,305 shares)	$ 18.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 8,066,250
Interest		18,082
Income from Fidelity Central Funds		279,730
Total income		8,364,062

Expenses
Management fee	$ 2,499,250
Transfer agent fees	1,333,250
Distribution and service plan fees	1,243,792
Accounting and security lending fees	179,190
Custodian fees and expenses	32,852
Independent trustees' compensation	2,343
Registration fees	91,738
Audit	47,710
Legal	1,623
Interest	94
Miscellaneous	4,692
Total expenses before reductions	5,436,534
Expense reductions	(31,298)	5,405,236
Net investment income (loss)		2,958,826
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,421,902
Foreign currency transactions	(7,617)
Total net realized gain (loss)		54,414,285
Change in net unrealized appreciation (depreciation) on investment securities		34,015,366
Net gain (loss)		88,429,651
Net increase (decrease) in net assets resulting from operations		$ 91,388,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,958,826	$ 3,902,914
Net realized gain (loss)	54,414,285	36,224,187
Change in net unrealized appreciation (depreciation)	34,015,366	74,426,342
Net increase (decrease) in net assets resulting from operations	91,388,477	114,553,443
Distributions to shareholders from net investment income	(3,454,847)	(3,478,958)
Share transactions - net increase (decrease)	12,993,567	98,330,995
Total increase (decrease) in net assets	100,927,197	209,405,480

Net Assets
Beginning of period	388,438,875	179,033,395
End of period (including undistributed net investment income of $48,238 and undistributed net investment income of $744,500, respectively)	$ 489,366,072	$ 388,438,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.88	$ 9.41	$ 16.39	$ 18.67	$ 20.34
Income from Investment Operations
Net investment income (loss) C	.12	.19	.27	.30	.18
Net realized and unrealized gain (loss)	3.37	5.46	(6.86)	(1.24)	(.17)
Total from investment operations	3.49	5.65	(6.59)	(.94)	.01
Distributions from net investment income	(.13)	(.18)	(.36)	(.26)	(.18)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.13)	(.18)	(.39)	(1.34) G	(1.68)
Net asset value, end of period	$ 18.24	$ 14.88	$ 9.41	$ 16.39	$ 18.67
Total Return A,B	23.63%	60.38%	(40.19)%	(5.66)%	(.65)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.23%	1.27%	1.22%	1.25%
Expenses net of fee waivers, if any	1.19%	1.23%	1.25%	1.22%	1.25%
Expenses net of all reductions	1.18%	1.22%	1.25%	1.21%	1.25%
Net investment income (loss)	.69%	1.45%	2.73%	1.71%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 178,978	$ 117,929	$ 62,422	$ 109,442	$ 117,831
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.34 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.90	$ 9.42	$ 16.40	$ 18.64	$ 20.31
Income from Investment Operations
Net investment income (loss) C	.07	.15	.25	.26	.12
Net realized and unrealized gain (loss)	3.38	5.47	(6.87)	(1.24)	(.16)
Total from investment operations	3.45	5.62	(6.62)	(.98)	(.04)
Distributions from net investment income	(.11)	(.14)	(.33)	(.17)	(.13)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.11)	(.14)	(.36)	(1.26) G	(1.63)
Net asset value, end of period	$ 18.24	$ 14.90	$ 9.42	$ 16.40	$ 18.64
Total Return A,B	23.28%	60.02%	(40.33)%	(5.88)%	(.89)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.44%	1.49%	1.54%	1.47%	1.50%
Expenses net of fee waivers, if any	1.44%	1.49%	1.50%	1.47%	1.50%
Expenses net of all reductions	1.44%	1.48%	1.50%	1.47%	1.49%
Net investment income (loss)	.43%	1.19%	2.48%	1.45%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,785	$ 59,529	$ 40,276	$ 81,938	$ 100,621
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.26 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 9.35	$ 16.26	$ 18.51	$ 20.19
Income from Investment Operations
Net investment income (loss) C	(.01)	.09	.20	.17	.01
Net realized and unrealized gain (loss)	3.35	5.42	(6.81)	(1.23)	(.16)
Total from investment operations	3.34	5.51	(6.61)	(1.06)	(.15)
Distributions from net investment income	(.06)	(.09)	(.27)	(.10)	(.05)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.48)
Total distributions	(.06)	(.09)	(.30)	(1.19) G	(1.53)
Net asset value, end of period	$ 18.05	$ 14.77	$ 9.35	$ 16.26	$ 18.51
Total Return A,B	22.69%	59.14%	(40.60)%	(6.37)%	(1.45)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.98%	2.04%	1.96%	2.02%
Expenses net of fee waivers, if any	1.94%	1.98%	2.00%	1.96%	2.00%
Expenses net of all reductions	1.93%	1.97%	2.00%	1.96%	2.00%
Net investment income (loss)	(.07)%	.70%	1.98%	.96%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,542	$ 12,078	$ 7,933	$ 16,879	$ 25,114
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.76	$ 9.34	$ 16.26	$ 18.51	$ 20.21
Income from Investment Operations
Net investment income (loss) C	(.01)	.09	.19	.17	.01
Net realized and unrealized gain (loss)	3.35	5.43	(6.81)	(1.23)	(.16)
Total from investment operations	3.34	5.52	(6.62)	(1.06)	(.15)
Distributions from net investment income	(.07)	(.10)	(.27)	(.11)	(.05)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.07)	(.10)	(.30)	(1.19) G	(1.55)
Net asset value, end of period	$ 18.03	$ 14.76	$ 9.34	$ 16.26	$ 18.51
Total Return A,B	22.69%	59.28%	(40.64)%	(6.35)%	(1.45)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.98%	2.01%	1.96%	2.01%
Expenses net of fee waivers, if any	1.94%	1.98%	2.00%	1.96%	2.00%
Expenses net of all reductions	1.93%	1.97%	2.00%	1.96%	2.00%
Net investment income (loss)	(.07)%	.71%	1.98%	.96%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,406	$ 31,204	$ 13,226	$ 24,984	$ 36,854
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 9.46	$ 16.47	$ 18.80	$ 20.47
Income from Investment Operations
Net investment income (loss) B	.16	.23	.30	.34	.24
Net realized and unrealized gain (loss)	3.39	5.47	(6.90)	(1.23)	(.17)
Total from investment operations	3.55	5.70	(6.60)	(.89)	.07
Distributions from net investment income	(.15)	(.20)	(.38)	(.35)	(.24)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.15)	(.20)	(.41)	(1.44) F	(1.74)
Net asset value, end of period	$ 18.36	$ 14.96	$ 9.46	$ 16.47	$ 18.80
Total Return A	23.92%	60.75%	(40.03)%	(5.39)%	(.37)%
Ratios to Average Net Assets C,E
Expenses before reductions	.93%	.97%	1.01%	.95%	.98%
Expenses net of fee waivers, if any	.93%	.97%	1.00%	.95%	.98%
Expenses net of all reductions	.92%	.96%	1.00%	.95%	.97%
Net investment income (loss)	.94%	1.71%	2.98%	1.97%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 174,655	$ 167,699	$ 55,177	$ 72,780	$ 12,259
Portfolio turnover rate D	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.44 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,182,534
Gross unrealized depreciation	(15,372,090)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,810,444

Tax Cost	$ 453,033,176

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 48,237
Undistributed Gains	$ 12,298,236
Net unrealized appreciation (depreciation)	$ 57,810,444

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 3,454,847	$ 3,478,958

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $292,273,582 and $278,032,856, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 373,427	$ 9,804
Class T	.25%	.25%	351,180	1,158
Class B	.75%	.25%	122,425	91,896
Class C	.75%	.25%	396,760	93,561
			$ 1,243,792	$ 196,419

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 60,413
Class T	10,427
Class B*	28,145
Class C*	3,930
$ 102,915

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 446,263.30
Class T	214,263.31
Class B	36,784.30
Class C	118,916.30
Institutional Class	517,024.29
	$ 1,333,250

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,166 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,038,000.34%		$ 94

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,463 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $624,342. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $260,883, including $17,521 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,298 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 1,134,674	$ 1,234,313
Class T	470,285	586,319
Class B	48,095	73,937
Class C	150,722	151,383
Institutional Class	1,651,071	1,433,006
Total	$ 3,454,847	$ 3,478,958

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	4,653,877	3,838,345	$ 78,524,629	$ 50,713,463
Reinvestment of distributions	65,899	94,331	1,031,857	1,168,282
Shares redeemed	(2,832,440)	(2,642,928)	(47,536,681)	(33,936,194)
Net increase (decrease)	1,887,336	1,289,748	$ 32,019,805	$ 17,945,551
Class T
Shares sold	1,651,686	1,600,698	$ 27,537,800	$ 21,094,229
Reinvestment of distributions	29,190	46,490	457,660	571,730
Shares redeemed	(1,467,042)	(1,927,214)	(24,575,305)	(25,063,300)
Net increase (decrease)	213,834	(280,026)	$ 3,420,155	$ (3,397,341)
Class B
Shares sold	93,823	214,509	$ 1,516,799	$ 2,825,349
Reinvestment of distributions	2,787	5,594	43,338	67,395
Shares redeemed	(274,854)	(251,258)	(4,557,495)	(3,248,064)
Net increase (decrease)	(178,244)	(31,155)	$ (2,997,358)	$ (355,320)
Class C
Shares sold	1,010,530	1,050,192	$ 16,785,045	$ 14,008,372
Reinvestment of distributions	8,844	11,301	137,459	138,548
Shares redeemed	(504,158)	(362,839)	(8,281,154)	(4,691,785)
Net increase (decrease)	515,216	698,654	$ 8,641,350	$ 9,455,135
Institutional Class
Shares sold	4,421,526	7,306,218	$ 73,745,390	$ 99,355,047
Reinvestment of distributions	72,024	57,970	1,131,385	738,990
Shares redeemed	(6,191,578)	(1,990,258)	(102,967,160)	(25,411,067)
Net increase (decrease)	(1,698,028)	5,373,930	$ (28,090,385)	$ 74,682,970

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Peter S. Lynch, and Edward C. Johnson 3d may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/06/11	09/02/11	$0.000	$0.470
Class T	09/06/11	09/02/11	$0.000	$0.470
Class B	09/06/11	09/02/11	$0.000	$0.470
Class C	09/06/11	09/02/11	$0.000	$0.470

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $13,712,128, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Fidelity Advisor Real Estate Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

ARE-UANN-0911
1.789707.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Real Estate
Fund - Institutional Class

Annual Report

July 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The second half of 2011 began with U.S. equities continuing to give back some of the gains achieved earlier in the year. In the days leading up to July 31, markets were shaken by a political stalemate in which Congress struggled to address the debt ceiling issue before an early-August deadline. The resulting uncertainty held back markets in July, the third consecutive monthly decline for equities, effectively reversing the positive momentum seen through the end of April. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2011	Past 1 year	Past 5 years	Life of fund A
Institutional Class	23.92%	2.40%	11.94%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See above for additional information regarding the performance of Institutional Class.

Fidelity Advisor® Real Estate Fund – Inst CL
S&P 500® Index
31,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
10,000
$ 8,700
2003
2004
2005
2006
2007
2008
2009
2010
2011
$27,249
$17,368

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered solid double-digit gains for the 12 months ending July 31, 2011, extending a rally that began more than two years earlier. Despite a rough start in August 2010, markets turned positive in September, as increased demand for capital goods and other upbeat indicators trumped investor worry about a U.S. recessionary relapse. The broad market, as measured by the S&P 500® Index, rose 9% that month, its biggest September gain in 71 years. Seven more monthly advances followed, fueled by encouraging corporate earnings and economic activity. However, volatility picked up in the period's latter months, as markets reacted to continued high U.S. unemployment, nagging debt troubles in Europe and looming legislative battles over the federal debt ceiling. May unemployment rose above 9% for the first time in 2011, contributing to a traditional "June swoon" for stocks. Market uncertainty lingered in July, when the S&P 500® posted its second-biggest monthly loss of the period. For the full year, the S&P 500® climbed 19.65%, while the blue-chip-laden Dow Jones Industrial AverageSM rose a comparable 19.09% and the technology-heavy Nasdaq Composite® Index gained 23.40%. On the capitalization spectrum, stocks of mid-cap companies fared best, with the Russell Midcap® Index rising 24.51% and the small-cap Russell 2000® Index adding 23.92%.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 23.63%, 23.28%, 22.69% and 22.69%, respectively (excluding sales charges), beating the S&P 500 but trailing the 25.23% return of the Dow Jones U.S. Select Real Estate Securities IndexSM. The biggest individual detractor versus the sector benchmark was Digital Realty Trust, an owner and operator of data centers. Digital Realty's shares were flat during a strong market, weighed down by investors' concern about too much supply of data center space. Sunstone Hotel Investors also hurt. The stock was part of a so-called pairs trade with other hotel stocks, meaning I chose to emphasize certain hotels while underweighting others whose performance prospects struck me as more limited. As a group, hotels generally trailed, so overweighting Sunstone hampered the fund's results. Health care-related property companies lagged as a group, and Healthcare Realty Trust and Ventas were notable detractors in the portfolio. On the positive side, industrial REIT ProLogis was a top contributor. The company merged with AMB Property in June 2011. Also, several out-of-benchmark stocks continued to gain significant ground since the depths of the financial crisis in 2008 - including commercial real estate services company CB Richard Ellis Group and Sunrise Senior Living, which operates housing facilities for seniors.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the year, the fund's Institutional Class shares gained 23.92%, beating the S&P 500 but trailing the 25.23% return of the Dow Jones U.S. Select Real Estate Securities IndexSM. The biggest individual detractor versus the sector benchmark was Digital Realty Trust, an owner and operator of data centers. Digital Realty's shares were flat during a strong market, weighed down by investors' concern about too much supply of data center space. Sunstone Hotel Investors also hurt. The stock was part of a so-called pairs trade with other hotel stocks, meaning I chose to emphasize certain hotels while underweighting others whose performance prospects struck me as more limited. As a group, hotels generally trailed, so overweighting Sunstone hampered the fund's results. Health care-related property companies lagged as a group, and Healthcare Realty Trust and Ventas were notable detractors in the portfolio. On the positive side, industrial REIT ProLogis was a top contributor. The company merged with AMB Property in June 2011. Also, several out-of-benchmark stocks continued to gain significant ground since the depths of the financial crisis in 2008 - including commercial services real estate company CB Richard Ellis Group, a real estate services company no longer in the portfolio at period end, and Sunrise Senior Living, which operates housing facilities for seniors.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 to July 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period* February 1, 2011 to July 31, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 1,074.80	$ 6.02
Hypothetical A		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.43%
Actual		$ 1,000.00	$ 1,073.60	$ 7.35
Hypothetical A		$ 1,000.00	$ 1,017.70	$ 7.15
Class B	1.92%
Actual		$ 1,000.00	$ 1,071.20	$ 9.86
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.92%
Actual		$ 1,000.00	$ 1,071.30	$ 9.86
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,076.20	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	9.4	10.0
Public Storage	7.3	7.4
Ventas, Inc.	6.8	5.5
Prologis, Inc.	5.0	5.4
Boston Properties, Inc.	4.7	4.0
SL Green Realty Corp.	4.5	4.3
Alexandria Real Estate Equities, Inc.	4.0	3.7
Essex Property Trust, Inc.	3.9	2.9
Equity Residential (SBI)	3.6	3.1
Mid-America Apartment Communities, Inc.	3.4	3.2
	52.6
Top Five REIT Sectors as of July 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	18.1	15.2
REITs - Apartments	15.8	14.7
REITs - Malls	15.2	14.9
REITs - Industrial Buildings	13.5	13.6
REITs - Health Care Facilities	11.0	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2011*		As of January 31, 2011**
	Stocks 97.3%		Stocks 97.6%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	1.1%	** Foreign investments	1.2%

Annual Report

Investments July 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Security & Alarm Services - 1.0%
The Geo Group, Inc. (a)	245,678	$ 5,110,102
HEALTH CARE PROVIDERS & SERVICES - 3.6%
Health Care Facilities - 3.6%
Brookdale Senior Living, Inc. (a)	294,151	6,291,890
Capital Senior Living Corp. (a)	231,550	2,035,325
Emeritus Corp. (a)(d)	344,465	6,768,737
Sunrise Senior Living, Inc. (a)(d)	287,892	2,539,207
TOTAL HEALTH CARE FACILITIES		17,635,159
REAL ESTATE INVESTMENT TRUSTS - 89.3%
REITs - Apartments - 15.8%
AvalonBay Communities, Inc.	32,223	4,324,004
Camden Property Trust (SBI)	21,664	1,453,004
Education Realty Trust, Inc.	1,029,911	9,042,619
Equity Residential (SBI)	281,355	17,393,366
Essex Property Trust, Inc. (d)	137,464	19,294,447
Mid-America Apartment Communities, Inc.	234,802	16,621,634
Post Properties, Inc.	213,982	9,072,837
TOTAL REITS - APARTMENTS		77,201,911
REITs - Health Care Facilities - 11.0%
HCP, Inc.	259,711	9,539,185
Health Care REIT, Inc. (d)	42,900	2,264,262
Healthcare Realty Trust, Inc.	443,169	8,686,112
Ventas, Inc.	616,833	33,389,170
TOTAL REITS - HEALTH CARE FACILITIES		53,878,729
REITs - Hotels - 5.6%
Chesapeake Lodging Trust	395,498	6,525,717
DiamondRock Hospitality Co.	703,806	7,192,897
Host Hotels & Resorts, Inc.	295,853	4,689,270
Summit Hotel Properties, Inc.	66,000	744,480
Sunstone Hotel Investors, Inc. (a)	922,357	8,218,201
TOTAL REITS - HOTELS		27,370,565
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Industrial Buildings - 13.5%
DCT Industrial Trust, Inc.	715,400	$ 3,877,468
Prologis, Inc.	681,034	24,265,241
Public Storage	300,541	35,953,720
Stag Industrial, Inc.	151,500	1,861,935
TOTAL REITS - INDUSTRIAL BUILDINGS		65,958,364
REITs - Malls - 15.2%
CBL & Associates Properties, Inc.	752,440	13,363,334
Simon Property Group, Inc.	381,812	46,012,165
The Macerich Co.	285,293	15,157,617
TOTAL REITS - MALLS		74,533,116
REITs - Management/Investment - 3.0%
Digital Realty Trust, Inc. (d)	214,150	13,108,122
Lexington Corporate Properties Trust	206,500	1,734,600
TOTAL REITS - MANAGEMENT/INVESTMENT		14,842,722
REITs - Office Buildings - 18.1%
Alexandria Real Estate Equities, Inc.	238,460	19,553,720
Boston Properties, Inc.	214,649	23,044,717
Brandywine Realty Trust (SBI)	400,100	4,797,199
Douglas Emmett, Inc.	541,700	10,834,000
Highwoods Properties, Inc. (SBI)	234,356	8,068,877
SL Green Realty Corp.	267,766	21,962,167
TOTAL REITS - OFFICE BUILDINGS		88,260,680
REITs - Shopping Centers - 7.1%
Acadia Realty Trust (SBI)	474,500	9,959,755
Developers Diversified Realty Corp.	182,900	2,672,169
Excel Trust, Inc.	179,400	2,057,718
Glimcher Realty Trust	230,082	2,266,308
Kimco Realty Corp.	278,311	5,296,258
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Kite Realty Group Trust	396,646	$ 1,800,773
Vornado Realty Trust	115,088	10,766,482
TOTAL REITS - SHOPPING CENTERS		34,819,463
TOTAL REAL ESTATE INVESTMENT TRUSTS		436,865,550
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
Diversified Real Estate Activities - 0.6%
The St. Joe Co. (a)(d)	155,098	2,746,786
Real Estate Operating Companies - 2.1%
Brookfield Properties Corp.	290,130	5,511,680
Forest City Enterprises, Inc. Class A (a)	275,367	4,959,360
TOTAL REAL ESTATE OPERATING COMPANIES		10,471,040
Real Estate Services - 0.7%
Jones Lang LaSalle, Inc.	41,100	3,498,432
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		16,716,258
TOTAL COMMON STOCKS (Cost $407,650,085)		476,327,069
Convertible Preferred Stocks - 0.1%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
Grubb & Ellis Co.:
12.00% (e) (Cost $800,000)	8,000	421,200
Money Market Funds - 7.0%
	Shares	Value
Fidelity Cash Central Fund, 0.14% (b)	11,317,362	$ 11,317,362
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	22,777,989	22,777,989
TOTAL MONEY MARKET FUNDS (Cost $34,095,351)		34,095,351
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $442,545,436)		510,843,620
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(21,477,548)
NET ASSETS - 100%		$ 489,366,072
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $421,200 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,847
Fidelity Securities Lending Cash Central Fund	260,883
Total	$ 279,730
Other Information

The following is a summary of the inputs used, as of July 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 476,327,069	$ 476,327,069	$ -	$ -
Convertible Preferred Stocks	421,200	-	421,200	-
Money Market Funds	34,095,351	34,095,351	-	-
Total Investments in Securities:	$ 510,843,620	$ 510,422,420	$ 421,200	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2011

Assets
Investment in securities, at value (including securities loaned of $22,368,418) - See accompanying schedule: Unaffiliated issuers (cost $408,450,085)	$ 476,748,269
Fidelity Central Funds (cost $34,095,351)	34,095,351
Total Investments (cost $442,545,436)		$ 510,843,620
Receivable for investments sold		5,004,229
Receivable for fund shares sold		719,046
Dividends receivable		72,514
Distributions receivable from Fidelity Central Funds		41,804
Other receivables		14,051
Total assets		516,695,264

Liabilities
Payable for investments purchased	$ 2,281,382
Payable for fund shares redeemed	1,745,017
Accrued management fee	231,429
Distribution and service plan fees payable	120,136
Other affiliated payables	133,251
Other payables and accrued expenses	39,988
Collateral on securities loaned, at value	22,777,989
Total liabilities		27,329,192

Net Assets		$ 489,366,072
Net Assets consist of:
Paid in capital		$ 419,209,155
Undistributed net investment income		48,238
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,810,495
Net unrealized appreciation (depreciation) on investments		68,298,184
Net Assets		$ 489,366,072

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($178,977,617 ÷ 9,810,123 shares)	$ 18.24

Maximum offering price per share (100/94.25 of $18.24)	$ 19.35
Class T: Net Asset Value and redemption price per share ($76,785,097 ÷ 4,209,422 shares)	$ 18.24

Maximum offering price per share (100/96.50 of $18.24)	$ 18.90
Class B: Net Asset Value and offering price per share ($11,542,016 ÷ 639,326 shares)A	$ 18.05

Class C: Net Asset Value and offering price per share ($47,406,461 ÷ 2,629,781 shares)A	$ 18.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($174,654,881 ÷ 9,511,305 shares)	$ 18.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2011

Investment Income
Dividends		$ 8,066,250
Interest		18,082
Income from Fidelity Central Funds		279,730
Total income		8,364,062

Expenses
Management fee	$ 2,499,250
Transfer agent fees	1,333,250
Distribution and service plan fees	1,243,792
Accounting and security lending fees	179,190
Custodian fees and expenses	32,852
Independent trustees' compensation	2,343
Registration fees	91,738
Audit	47,710
Legal	1,623
Interest	94
Miscellaneous	4,692
Total expenses before reductions	5,436,534
Expense reductions	(31,298)	5,405,236
Net investment income (loss)		2,958,826
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,421,902
Foreign currency transactions	(7,617)
Total net realized gain (loss)		54,414,285
Change in net unrealized appreciation (depreciation) on investment securities		34,015,366
Net gain (loss)		88,429,651
Net increase (decrease) in net assets resulting from operations		$ 91,388,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2011	Year ended July 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,958,826	$ 3,902,914
Net realized gain (loss)	54,414,285	36,224,187
Change in net unrealized appreciation (depreciation)	34,015,366	74,426,342
Net increase (decrease) in net assets resulting from operations	91,388,477	114,553,443
Distributions to shareholders from net investment income	(3,454,847)	(3,478,958)
Share transactions - net increase (decrease)	12,993,567	98,330,995
Total increase (decrease) in net assets	100,927,197	209,405,480

Net Assets
Beginning of period	388,438,875	179,033,395
End of period (including undistributed net investment income of $48,238 and undistributed net investment income of $744,500, respectively)	$ 489,366,072	$ 388,438,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.88	$ 9.41	$ 16.39	$ 18.67	$ 20.34
Income from Investment Operations
Net investment income (loss) C	.12	.19	.27	.30	.18
Net realized and unrealized gain (loss)	3.37	5.46	(6.86)	(1.24)	(.17)
Total from investment operations	3.49	5.65	(6.59)	(.94)	.01
Distributions from net investment income	(.13)	(.18)	(.36)	(.26)	(.18)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.13)	(.18)	(.39)	(1.34) G	(1.68)
Net asset value, end of period	$ 18.24	$ 14.88	$ 9.41	$ 16.39	$ 18.67
Total Return A,B	23.63%	60.38%	(40.19)%	(5.66)%	(.65)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.23%	1.27%	1.22%	1.25%
Expenses net of fee waivers, if any	1.19%	1.23%	1.25%	1.22%	1.25%
Expenses net of all reductions	1.18%	1.22%	1.25%	1.21%	1.25%
Net investment income (loss)	.69%	1.45%	2.73%	1.71%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 178,978	$ 117,929	$ 62,422	$ 109,442	$ 117,831
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.34 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.90	$ 9.42	$ 16.40	$ 18.64	$ 20.31
Income from Investment Operations
Net investment income (loss) C	.07	.15	.25	.26	.12
Net realized and unrealized gain (loss)	3.38	5.47	(6.87)	(1.24)	(.16)
Total from investment operations	3.45	5.62	(6.62)	(.98)	(.04)
Distributions from net investment income	(.11)	(.14)	(.33)	(.17)	(.13)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.11)	(.14)	(.36)	(1.26) G	(1.63)
Net asset value, end of period	$ 18.24	$ 14.90	$ 9.42	$ 16.40	$ 18.64
Total Return A,B	23.28%	60.02%	(40.33)%	(5.88)%	(.89)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.44%	1.49%	1.54%	1.47%	1.50%
Expenses net of fee waivers, if any	1.44%	1.49%	1.50%	1.47%	1.50%
Expenses net of all reductions	1.44%	1.48%	1.50%	1.47%	1.49%
Net investment income (loss)	.43%	1.19%	2.48%	1.45%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,785	$ 59,529	$ 40,276	$ 81,938	$ 100,621
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.26 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 9.35	$ 16.26	$ 18.51	$ 20.19
Income from Investment Operations
Net investment income (loss) C	(.01)	.09	.20	.17	.01
Net realized and unrealized gain (loss)	3.35	5.42	(6.81)	(1.23)	(.16)
Total from investment operations	3.34	5.51	(6.61)	(1.06)	(.15)
Distributions from net investment income	(.06)	(.09)	(.27)	(.10)	(.05)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.48)
Total distributions	(.06)	(.09)	(.30)	(1.19) G	(1.53)
Net asset value, end of period	$ 18.05	$ 14.77	$ 9.35	$ 16.26	$ 18.51
Total Return A,B	22.69%	59.14%	(40.60)%	(6.37)%	(1.45)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.98%	2.04%	1.96%	2.02%
Expenses net of fee waivers, if any	1.94%	1.98%	2.00%	1.96%	2.00%
Expenses net of all reductions	1.93%	1.97%	2.00%	1.96%	2.00%
Net investment income (loss)	(.07)%	.70%	1.98%	.96%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,542	$ 12,078	$ 7,933	$ 16,879	$ 25,114
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.76	$ 9.34	$ 16.26	$ 18.51	$ 20.21
Income from Investment Operations
Net investment income (loss) C	(.01)	.09	.19	.17	.01
Net realized and unrealized gain (loss)	3.35	5.43	(6.81)	(1.23)	(.16)
Total from investment operations	3.34	5.52	(6.62)	(1.06)	(.15)
Distributions from net investment income	(.07)	(.10)	(.27)	(.11)	(.05)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.07)	(.10)	(.30)	(1.19) G	(1.55)
Net asset value, end of period	$ 18.03	$ 14.76	$ 9.34	$ 16.26	$ 18.51
Total Return A,B	22.69%	59.28%	(40.64)%	(6.35)%	(1.45)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.98%	2.01%	1.96%	2.01%
Expenses net of fee waivers, if any	1.94%	1.98%	2.00%	1.96%	2.00%
Expenses net of all reductions	1.93%	1.97%	2.00%	1.96%	2.00%
Net investment income (loss)	(.07)%	.71%	1.98%	.96%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,406	$ 31,204	$ 13,226	$ 24,984	$ 36,854
Portfolio turnover rate E	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 9.46	$ 16.47	$ 18.80	$ 20.47
Income from Investment Operations
Net investment income (loss) B	.16	.23	.30	.34	.24
Net realized and unrealized gain (loss)	3.39	5.47	(6.90)	(1.23)	(.17)
Total from investment operations	3.55	5.70	(6.60)	(.89)	.07
Distributions from net investment income	(.15)	(.20)	(.38)	(.35)	(.24)
Distributions from net realized gain	-	-	(.03)	(1.09)	(1.50)
Total distributions	(.15)	(.20)	(.41)	(1.44) F	(1.74)
Net asset value, end of period	$ 18.36	$ 14.96	$ 9.46	$ 16.47	$ 18.80
Total Return A	23.92%	60.75%	(40.03)%	(5.39)%	(.37)%
Ratios to Average Net Assets C,E
Expenses before reductions	.93%	.97%	1.01%	.95%	.98%
Expenses net of fee waivers, if any	.93%	.97%	1.00%	.95%	.98%
Expenses net of all reductions	.92%	.96%	1.00%	.95%	.97%
Net investment income (loss)	.94%	1.71%	2.98%	1.97%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 174,655	$ 167,699	$ 55,177	$ 72,780	$ 12,259
Portfolio turnover rate D	63%	60%	98%	86%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.44 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2011

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments, by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,182,534
Gross unrealized depreciation	(15,372,090)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,810,444

Tax Cost	$ 453,033,176

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 48,237
Undistributed Gains	$ 12,298,236
Net unrealized appreciation (depreciation)	$ 57,810,444

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2011	July 31, 2010
Ordinary Income	$ 3,454,847	$ 3,478,958

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $292,273,582 and $278,032,856, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 373,427	$ 9,804
Class T	.25%	.25%	351,180	1,158
Class B	.75%	.25%	122,425	91,896
Class C	.75%	.25%	396,760	93,561
			$ 1,243,792	$ 196,419

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 60,413
Class T	10,427
Class B*	28,145
Class C*	3,930
$ 102,915

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 446,263.30
Class T	214,263.31
Class B	36,784.30
Class C	118,916.30
Institutional Class	517,024.29
	$ 1,333,250

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,166 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,038,000.34%		$ 94

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,463 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $624,342. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $260,883, including $17,521 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,298 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2011	2010
From net investment income
Class A	$ 1,134,674	$ 1,234,313
Class T	470,285	586,319
Class B	48,095	73,937
Class C	150,722	151,383
Institutional Class	1,651,071	1,433,006
Total	$ 3,454,847	$ 3,478,958

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2011	2010	2011	2010
Class A
Shares sold	4,653,877	3,838,345	$ 78,524,629	$ 50,713,463
Reinvestment of distributions	65,899	94,331	1,031,857	1,168,282
Shares redeemed	(2,832,440)	(2,642,928)	(47,536,681)	(33,936,194)
Net increase (decrease)	1,887,336	1,289,748	$ 32,019,805	$ 17,945,551
Class T
Shares sold	1,651,686	1,600,698	$ 27,537,800	$ 21,094,229
Reinvestment of distributions	29,190	46,490	457,660	571,730
Shares redeemed	(1,467,042)	(1,927,214)	(24,575,305)	(25,063,300)
Net increase (decrease)	213,834	(280,026)	$ 3,420,155	$ (3,397,341)
Class B
Shares sold	93,823	214,509	$ 1,516,799	$ 2,825,349
Reinvestment of distributions	2,787	5,594	43,338	67,395
Shares redeemed	(274,854)	(251,258)	(4,557,495)	(3,248,064)
Net increase (decrease)	(178,244)	(31,155)	$ (2,997,358)	$ (355,320)
Class C
Shares sold	1,010,530	1,050,192	$ 16,785,045	$ 14,008,372
Reinvestment of distributions	8,844	11,301	137,459	138,548
Shares redeemed	(504,158)	(362,839)	(8,281,154)	(4,691,785)
Net increase (decrease)	515,216	698,654	$ 8,641,350	$ 9,455,135
Institutional Class
Shares sold	4,421,526	7,306,218	$ 73,745,390	$ 99,355,047
Reinvestment of distributions	72,024	57,970	1,131,385	738,990
Shares redeemed	(6,191,578)	(1,990,258)	(102,967,160)	(25,411,067)
Net increase (decrease)	(1,698,028)	5,373,930	$ (28,090,385)	$ 74,682,970

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Peter S. Lynch, and Edward C. Johnson 3d may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/06/11	09/02/11	$0.006	$0.470

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2011, $13,712,128, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan® 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Fidelity Advisor Real Estate Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AREI-UANN-0911
1.789708.108

Item 2. Code of Ethics

As of the end of the period, July 31, 2011, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$34,000	$-	$4,600	$200
Fidelity Advisor Communications Equipment Fund	$35,000	$-	$4,600	$200
Fidelity Advisor Consumer Discretionary Fund	$33,000	$-	$5,700	$200
Fidelity Advisor Electronics Fund	$33,000	$-	$4,600	$200
Fidelity Advisor Energy Fund	$34,000	$-	$6,700	$200
Fidelity Advisor Financial Services Fund	$35,000	$-	$8,700	$200
Fidelity Advisor Health Care Fund	$34,000	$-	$5,700	$200
Fidelity Advisor Industrials Fund	$34,000	$-	$5,700	$200
Fidelity Advisor Real Estate Fund	$36,000	$-	$5,700	$200
Fidelity Advisor Technology Fund	$35,000	$-	$5,700	$200
Fidelity Advisor Utilities Fund	$33,000	$-	$5,700	$200

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$33,000	$-	$4,500	$-
Fidelity Advisor Communications Equipment Fund	$34,000	$-	$4,500	$-
Fidelity Advisor Consumer Discretionary Fund	$32,000	$-	$5,600	$-
Fidelity Advisor Electronics Fund	$32,000	$-	$4,500	$-
Fidelity Advisor Energy Fund	$34,000	$-	$6,600	$-
Fidelity Advisor Financial Services Fund	$34,000	$-	$8,100	$-
Fidelity Advisor Health Care Fund	$34,000	$-	$5,700	$-
Fidelity Advisor Industrials Fund	$33,000	$-	$5,600	$-
Fidelity Advisor Real Estate Fund	$35,000	$-	$5,600	$-
Fidelity Advisor Technology Fund	$35,000	$-	$5,600	$-
Fidelity Advisor Utilities Fund	$32,000	$-	$5,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2011A	July 31, 2010A
Audit-Related Fees	$645,000	$720,000
Tax Fees	$-	$-
All Other Fees	$730,000	$450,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2011 A	July 31, 2010 A
Deloitte Entities	$1,535,000	$1,265,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 26, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 26, 2011